UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number           811-22227

                    IndexIQ ETF Trust

(Exact name of registrant as specified in charter)

51 Madison Avenue
                 New York, NY 10010

(Address of principal executive offices) (Zip code)

Kirk C. Lehneis
IndexIQ Advisors LLC
51 Madison Avenue
            New York, NY 10010

(Name and address of agent for service)

Registrant's telephone number, including area code: 1-888-474-7725

Date of fiscal year end: April 30

Date of reporting period: April 30, 2021

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a)	Include a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1).

IndexIQ ETF Trust

Annual Report
April 30, 2021

IQ Hedge Multi-Strategy Tracker ETF (QAI)	IQ Global Resources ETF (GRES)
IQ Hedge Macro Tracker ETF (MCRO)	IQ U.S. Real Estate Small Cap ETF (ROOF)
IQ Hedge Market Neutral Tracker ETF (QMN)	IQ 500 International ETF (IQIN)
IQ Hedge Long/Short Tracker ETF (QLS)	IQ 50 Percent Hedged FTSE International ETF (HFXI)
IQ Hedge Event-Driven Tracker ETF (QED)	IQ Healthy Hearts ETF (HART)
IQ Real Return ETF (CPI)	IQ Candriam ESG International Equity ETF (IQSI)
IQ S&P High Yield Low Volatility Bond ETF (HYLV)	IQ Candriam ESG U.S. Equity ETF (IQSU)
IQ Merger Arbitrage ETF (MNA)	IQ Chaikin U.S. Small Cap ETF (CSML)
IQ Chaikin U.S. Large Cap ETF (CLRG)
Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.
You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held with your financial intermediary.
Not FDIC Insured | May Lose Value | No Bank Guarantee

The investment return and value of each of the Funds’ shares will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. Performance may be lower or higher than performance data quoted. Consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus and the statement of additional information include this and other relevant information about the Funds and are available by visiting newyorklifeinvestments.com or by calling 1-888-474-7725. Read the prospectus carefully before investing.
Each of the Funds’ performance that is current to the most recent month-end is available by visiting newyorklifeinvestments.com or by calling 1-888-474-7725.
Availability of Proxy Voting Policies and Proxy Voting Records
You may obtain a description of the IndexIQ ETF Trust proxy voting policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30 (available by August 31) without charge, upon request, by calling 1-888-474-7725 or by accessing the SEC’s website at sec.gov.
Availability of Quarterly Schedule of Investments
The Funds file their complete schedules of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-PORT. The Funds’ Forms N-PORT are available on the Commission’s website at sec.gov. Additionally, the Funds' makes its portfolio holdings for the first and third quarters of each fiscal year available at newyorklifeinvestments.com\documents. Each Funds’ premium/discount information is available, free of charge, on the Funds’ website newyorklifeinvestments.com or by calling 1-888-474-7725.
Electronic Delivery
Receive email notifications when your most recent shareholder communications are available for review. Access prospectuses, annual reports and semi-annual reports online.
To enroll:
Visit https://www.fundreports.com
If you have questions about IndexIQ e-Delivery services, contact a representative at 1-888-474-7725.
IndexIQ® and IQ® are registered service marks of New York Life Insurance Company.
"New York Life Investments" is both a service mark, and the common trade name, of certain investment advisors affiliated with New York Life Insurance Company. IndexIQ® is the indirect wholly owned subsidiary of New York Life Investment Management Holdings LLC and serves as the advisor to the IndexIQ ETFs. ALPS Distributors, Inc. (ALPS) is the principal underwriter of the ETFs, and NYLIFE Distributors LLC is a distributor of the ETFs. NYLIFE Distributors LLC is located at 30 Hudson Street, Jersey City, NJ 07302. ALPS Distributors, Inc. is not affiliated with NYLIFE Distributors LLC. NYLIFE Distributors LLC is a Member FINRA/SIPC.

Shareholder Letter (unaudited)

Message from the President
A year ago, the world was beginning to come to grips with COVID-19 and was struggling with how best to mitigate its effects. Today, with the help of an extraordinary coordination of monetary and fiscal policy and the availability of vaccines, the economy has continued to recover, and the markets have rebounded sharply.
The Federal Reserve kept interest rates low and assisted the proper functioning of markets while fiscal stimulus provided a broad range of relief, including to individuals and small businesses. This helped markets stabilize early in the reporting period as investors anticipated further stimulus and awaited progress on a vaccine.
Investors initially sought out higher-quality investments such as investment grade corporate bonds and U.S. Treasury securities, though technology stocks that benefited from work-from-home orders also drew substantial attention. But investors were apparently optimistic about a possible vaccine as the S&P 500® Index, a widely followed measure of U.S. equities, was reaching record highs by August.
When vaccine approvals occurred in November and a $900 billion relief package passed in December, investors shifted further out of safer investments, causing yields on longer-dated U.S. Treasuries to rise. Combined with brighter economic prospects and attractively priced cyclical and value stocks, this took a toll on the technology shares that had seen their valuations soar when the pandemic was at its height.
In January, the Federal Reserve left interest rates unchanged, pointing out that the pace of the global recovery was still uncertain, and that inflation was still low. But the massive fiscal and monetary stimulus that had supported the economic recovery soon gave rise to concerns about inflation. In March, the $1.9 billion American Rescue Plan was passed, providing payments of  $1,400 for those earning less than $75,000 per year, plus $1,400 per dependent. This, combined with a proposed $2 trillion infrastructure spending bill, fueled inflation expectations.
As these concerns grew, traditional asset classes experienced substantial volatility. While investment grade corporate bonds performed well early on, their historically low yields became unattractive in light of rising inflation expectations. Despite volatility stemming from the sell-off in longer-dated U.S. Treasuries, the municipal bond market posted a modest gain, helped by $350 billion in support from Washington and the prospect of an increase in federal income tax rates.
Although the S&P 500® Index posted double-digit gains and repeatedly hit record highs during the reporting period, the shift in investor sentiment to cyclical and value-oriented stocks was disruptive, resulting in a sell-off in growth stocks that affected the shares of technology companies, many of which had benefited from the work-from-home environment. As a result, value stocks outperformed growth stocks in the second half of the reporting period, but for the full 12-month reporting period, growth stocks still outperformed value stocks.
With investor sentiment moving away from growth-oriented companies, cyclical sectors performed well. Financials led the way, along with materials and industrials. The more defensive sectors, including consumer staples, utilities, and health care, lagged. A shift was also evident in the performance of small-cap stocks, which easily outperformed large caps. While developed markets trailed the U.S. market somewhat, emerging markets benefited from surging commodities prices, finishing ahead of the U.S.
Despite the volatility, the ETFs in the IndexIQ ETF Trust continued to maintain their investment disciplines and to offer a range of liquid alternatives to meet a variety of objectives. On the following pages, we provide an in-depth review of the factors that drove performance of each ETF during the 12-months ended April 30, 2021.
If you have any questions or would like more information about IndexIQ ETFs, we invite you to visit us at newyorklifeinvestments.com or call us at 1-888-474-7725.
Sincerely,
Kirk C. Lehneis
President
The opinions expressed are as of the date of this report and are subject to change. There is no guarantee that any forecast made will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment. Past performance is no guarantee of future results.

Management’s Discussion of Fund Performance (unaudited)

IQ Hedge Multi-Strategy Tracker ETF
How did IQ Hedge Multi-Strategy Tracker ETF perform during the 12 months ended April 30, 2021?
For the 12 months ended April 30, 2021 (the “reporting period”), IQ Hedge Multi-Strategy Tracker ETF returned 11.01% at NAV (net asset value) and 11.26% at market price.1 To compare, the Fund’s Underlying Index, the IQ Hedge Multi-Strategy Index2 returned 11.76% for the reporting period. The HFRI Fund of Funds Composite Index2 and S&P 500® Index2 returned 22.54% and 45.25%, respectively, for the same period.
What factors affected the Fund’s performance during the reporting period?
The factor with the greatest impact on the ETF’s performance during the reporting period was the massive amount of liquidity that was injected into the economy and markets by both governments and central banks around the world to address the fall-out from COVID-19-related shutdowns. Increased liquidity had tremendous implications for interest rates and credit spreads,3 affecting bond markets, equity market levels, commodity prices and currencies. While the economy continued to languish as pandemic-related shutdowns persisted, capital markets were buoyed by the liquidity. The U.S. Federal Reserve’s support and purchases of corporate bonds, coupled with a sharp drop in interest rates, propelled certain segments of the bond market higher. Equity markets were the direct beneficiaries of the extra liquidity, especially in the United States where they rebounded sharply off their March 2020 lows. Later in the reporting period, commodity prices began to surge as vaccine distribution ramped up and economies began to reopen, prompting concerns about an acceleration in inflation.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The ETF used derivative positions where necessary to help it track its Underlying Index, which contained both long and short positions. The ETF’s derivatives positions were primarily total return swaps on the Underlying ETFs at the weights in which they were included in the Underlying Index. Derivatives were not used to gain leverage beyond the index positioning; rather, they were used exclusively to enable the ETF to track its Underlying Index.
How were the ETF’s assets allocated during the reporting period and why?
The positions in the ETF’s Underlying Index were driven by quantitative models that determined the weights across the various hedge fund strategies represented in the ETF, as well as the weights of the assets within these strategies. Given the rules-based nature of this approach, there was no subjectivity involved in the allocation decision process.
How did the ETF’s allocations change over the course of the reporting period?
The ETF maintained its core allocation to bonds during the reporting period, with its bond allocation increasing from 68.00 to 84.00%. Among bonds, the ETF’s U.S. short-term bond, investment-grade bond and convertible bond allocations remained the highest weighted sectors, totaling over 55% of the ETF’s assets as of April 30, 2021. During the same period, the ETF’s equity allocation decreased from 26.00 to 13.00%, with its emerging-market equity allocations increasing from 1.70 to 5.00%. Other satellite positions accounted for a relatively small percentage of the ETF’s remaining allocations, with currencies decreasing from a short position of −1.40 to −2.00%. Annual portfolio turnover was 168.70% for the reporting period.

The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

See page 7 for more information on this index.

The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

Management’s Discussion of Fund Performance (unaudited)  (continued)

During the reporting period, which Underlying ETFs had the highest total returns and which Underlying ETFs had the lowest total returns?
In terms of total return, the best-performing Underlying ETFs held in the ETF during the reporting period were iShares S&P Small-Cap 600 Value ETF, iShares Russell 2000 Value ETF and SPDR® S&P® Bank ETF. During the same period, iPath® Series B S&P 500® VIX Short-Term FuturesTM ETN, iShares 20+ Year Treasury Bond ETF and Vanguard Long-Term Treasury ETF recorded the lowest total returns.
Which Underlying ETFs were the strongest contributors to the ETF’s performance and which Underlying ETFs were particularly weak?
On the basis of impact, which takes weightings and total returns into consideration, the Underlying ETFs that made the greatest positive contributions to the ETF’s performance during the reporting period were SPDR® Bloomberg Barclays Convertible Securities ETF, SPDR® S&P® Emerging Markets Small Cap ETF and Vanguard FTSE Europe ETF. The weakest contributors were Vanguard Value ETF, iPath® Series B S&P 500® VIX Short-Term FuturesTM ETN and iShares MSCI USA Min Vol Factor ETF. The Vanguard Value ETF and iShares MSCI USA Min Vol Factor ETF detracted from performance due to the ETF’s short positions in positive-returning assets during the reporting period.
How was the ETF positioned at the end of the reporting period?
As of April 30, 2021, the ETF maintained its core allocation to bonds at approximately 84.00%, with its allocation to equities at 13.00%. Other satellite positions accounted for a relatively small percentage of the ETF’s remaining allocations, with commodities at 3.60% and currencies at 0.90%. Among bonds, 25.10% of the ETF’s assets were allocated to U.S. ultra-short-term instruments, 18.50% to investment-grade corporate bonds and 12.90% to convertible bonds. Among equities, 5.10% of the ETF’s assets were allocated to emerging market stocks and 2.80% to U.S. small-cap growth stocks.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(From 4/30/2011 Through 4/30/2021)
Fund Performance History
IQ Hedge Multi-Strategy Tracker ETF
(as of April 30, 2021)
	1 Year	5 Year	10 Year
	Avg Annual	Avg Annual	Avg Annual
IQ Hedge Multi-Strategy Tracker ETF Market Price1	11.26%	3.13%	2.56%
IQ Hedge Multi-Strategy Tracker ETF NAV	11.01%	3.15%	2.55%
IQ Hedge Multi-Strategy Index	11.76%	3.91%	3.41%
HFRI Fund of Funds Composite Index	22.54%	5.99%	3.53%
S&P 500 Index	45.25%	16.73%	13.47%

1
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

IQ Hedge Macro Tracker ETF
How did IQ Hedge Macro Tracker ETF perform during the 12 months ended April 30, 2021?
For the 12 months ended April 30, 2021 (the “reporting period”), IQ Hedge Macro Tracker ETF returned 14.44% at NAV (net asset value) and 15.13% at market price.1 To compare, the Fund’s Underlying Index, IQ Hedge Macro Index2 returned 15.16% for the reporting period. The HFRI Macro (Total) Index2 and the MSCI World Index2 returned 13.62% and 45.33%, respectively, for the same period.
What factors affected the Fund’s performance during the reporting period?
The factor with the greatest impact on the ETF’s performance during the reporting period was the massive amount of liquidity that was injected into the economy and markets by both governments and central banks around the world to address the fall-out from COVID-19-related shutdowns. Increased liquidity had tremendous implications for interest rates and credit spreads,3 affecting bond markets, equity market levels, commodity prices and currencies. While the economy continued to languish as pandemic-related shutdowns persisted, capital markets were buoyed by the liquidity. The U.S. Federal Reserve’s support and purchases of corporate bonds, coupled with a sharp drop in interest rates, propelled certain segments of the bond market higher. Equity markets were the direct beneficiaries of the extra liquidity, especially in the United States where they rebounded sharply off their March 2020 lows. Later in the reporting period, commodity prices began to surge as vaccine distribution ramped up and economies began to reopen, prompting concerns about an acceleration in inflation.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The ETF used derivative positions where necessary to help it track the its Underlying Index, which contained both long and short positions. The ETF’s derivatives positions were primarily total return swaps on the ETFs at the weights in which they were included in the underlying Index. Derivatives were not used to gain leverage beyond the index positioning; rather, they were used exclusively to enable the ETF to track its Underlying Index.
How were the ETF’s assets allocated during the reporting period and why?
The positions in the ETF’s Underlying Index were driven by quantitative models that determined the weights across the various hedge fund strategies represented in the ETF, as well as the weights of the assets within these strategies. Given the rules-based nature of this approach, there was no subjectivity involved in the allocation decision process.
How did the ETF’s allocations change over the course of the reporting period?
The ETF maintained its core allocation to bonds during the reporting period, with its bond allocation decreasing slightly from 76.00 to 71.00%. Among bonds, the ETF’s ultra-short-term bond and convertible bond allocations remained the highest weighted sectors. During the same period, the ETF’s equity allocation increased from 17.00 to 24.00%, with allocations to the Brazilian, Russian, Indian and Chinese (BRIC) equity markets increasing from 2.00 to 8.50%. Emerging equity allocations remained stable at approximately 8.00% during the reporting period. Other satellite positions accounted for a relatively small percentage of the ETF’s remaining allocations, with currencies at 2.50%, and real estate in a short position ranging from −3.3 to −4.8%. Annual portfolio turnover was 104.00% for the reporting period.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 10 for more information on this index.

3
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

Management’s Discussion of Fund Performance (unaudited)  (continued)

During the reporting period, which Underlying ETFs had the highest total returns and which Underlying ETFs had the lowest total returns?
In terms of total return, the best-performing Underlying ETFs held in the ETF during the reporting period were iShares Silver Trust, SPDR® Bloomberg Barclays Convertible Securities ETF and SPDR® S&P® Emerging Markets Small Cap ETF. During the same period, the iShares 20+ Year Treasury Bond ETF, Vanguard Long-Term Treasury ETF and SPDR® Portfolio Long Term Treasury ETF recorded the lowest total returns.
Which Underlying ETFs were the strongest contributors to the ETF’s performance and which Underlying ETFs were particularly weak?
On the basis of impact, which takes weightings and total returns into consideration, the Underlying ETFs that made the greatest positive contributions to the ETF’s performance during the reporting period were SPDR® Bloomberg Barclays Convertible Securities ETF, SPDR® S&P® Emerging Markets Small Cap ETF and iShares MSCI China ETF. The weakest contributors were Vanguard FTSE All-World ex-US Small-Cap ETF, SPDR® Dow Jones® International Real Estate ETF and iShares MSCI Japan ETF. The Vanguard FTSE All-World ex-US Small-Cap ETF, SPDR® Dow Jones® International Real Estate ETF and iShares MSCI Japan ETF detracted from performance due to the ETF’s short positions in positive-return assets during the reporting period.
How was the ETF positioned at the end of the reporting period?
As of April 30, 2021, the ETF maintained its core allocation to bonds at approximately 71.00%, with an allocation to equities at 23.00%. Other satellite positions accounted for a relatively small percentage of the ETF’s remaining allocations, with commodities at 7.10%, currencies at 2.90% and real estate at −4.80%. Among bonds, 31.80% of the ETF’s assets were allocated to U.S. ultra-short-term instruments, 11.20% to convertible bonds and 6.80% to local currency emerging markets bonds. Among equities, 8.50% of the ETF’s assets were allocated to BRIC markets and 5.10% to emerging markets.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(From 4/30/2011 Through 4/30/2021)
Fund Performance History
IQ Hedge Macro Tracker ETF
(as of April 30, 2021)
	1 Year	5 Year	10 Year
	Avg Annual	Avg Annual	Avg Annual
IQ Hedge Macro Tracker ETF Market Price1	15.13%	3.83%	1.12%
IQ Hedge Macro Tracker ETF NAV	14.44%	3.95%	1.14%
IQ Hedge Macro (Total) Index	15.16%	4.72%	1.87%
HFRI Macro (Total) Index	13.62%	3.25%	1.52%
MSCI World Index	45.33%	14.03%	9.92%

1
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

IQ Hedge Market Neutral Tracker ETF
How did IQ Hedge Market Neutral Tracker ETF perform during the 12 months ended April 30, 2021?
For the 12 months ended April 30, 2021 (the “reporting period”), IQ Hedge Market Neutral Tracker ETF returned 8.65% at NAV (net asset value) and 8.74% at market price.1 To compare, the Fund’s Underlying Index, IQ Hedge Market Neutral Index2 returned 9.20% for the reporting period. The HFRI Equity Market Neutral Index2 and the Bloomberg Barclays U.S. Short Treasury Bond Index2 returned 5.40% and 0.13%, respectively, for the same period.
What factors affected the Fund’s performance during the reporting period?
The factor with the greatest impact on the ETF’s performance during the reporting period was the massive amount of liquidity that was injected into the economy and markets by both governments and central banks around the world to address the fall-out from COVID-19-related shutdowns. Increased liquidity had tremendous implications for interest rates and credit spreads,3 affecting bond markets, equity market levels, commodity prices and currencies. While the economy continued to languish as pandemic-related shutdowns persisted, capital markets were buoyed by the liquidity. The U.S. Federal Reserve’s support and purchases of corporate bonds, coupled with a sharp drop in interest rates, propelled certain segments of the bond market higher. Equity markets were the direct beneficiaries of the extra liquidity, especially in the United States where they rebounded sharply off their March 2020 lows. Later in the reporting period, commodity prices began to surge as vaccine distribution ramped up and economies began to reopen, prompting concerns about an acceleration in inflation.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The ETF used derivative positions where necessary to help it track the Underlying Index, which contained both long and short positions. The ETF’s derivatives positions were primarily total return swaps on the Underlying ETFs at the weights in which they were included in the Underlying Index. Derivatives were not used to gain leverage beyond the index positioning; rather, they were used exclusively to enable the Fund to track its Underlying Index.
How were the ETF’s assets allocated during the reporting period and why?
The positions in the ETF’s Underlying Index were driven by quantitative models that determined the weights across the various hedge fund strategies represented in the ETF, as well as the weights of the assets within these strategies. Given the rules-based nature of this approach, there was no subjectivity involved in the allocation decision process.
How did the ETF’s allocations change over the course of the reporting period?
The ETF maintained its core allocation to bonds during the reporting period, as well as a dominant satellite allocation to equity. The bond position increased from 86.70 to 97.90%, with the bank loan position increasing from 14.00 to 20.50%, and the U.S. medium-term Treasury position going from −1.10 to 8.30%. In contrast, the ETF’s high-yield corporate bond weighting decreased from 5.40 to −2.67%, and its equity weighting decreased from 11.60 to 4.00% during the same period. International small-cap equity, European equity and U.S. small-cap growth positions decreased or were removed entirely, while emerging market positions increased from 0.50% to 6.47%. Annual portfolio turnover was 133.40% for the reporting period.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 13 for more information on this index.

3
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

Management’s Discussion of Fund Performance (unaudited)  (continued)

During the reporting period, which Underlying ETFs had the highest total returns and which Underlying ETFs had the lowest total returns?
In terms of total return, the best-performing Underlying ETFs held by the ETF during the reporting period were iShares S&P Small-Cap 600 Value ETF, iShares Russell 2000 Value ETF and SPDR® S&P® Bank ETF. During the same period, Invesco DB US Dollar Index Bullish Fund, Schwab Intermediate-Term U.S. Treasury ETF and Vanguard Intermediate-Term Treasury ETF recorded the lowest total returns.
Which Underlying ETFs were the strongest contributors to the ETF’s performance and which Underlying ETFs were particularly weak?
On the basis of impact, which takes weightings and total returns into consideration, the Underlying ETFs that made the greatest positive contributions to the ETF’s performance during the reporting period were Vanguard FTSE All-World ex-US Small-Cap ETF, Vanguard FTSE Europe ETF and Invesco Senior Loan ETF. The weakest contributors were Vanguard Value ETF, SPDR® S&P® Bank ETF and iShares MSCI USA Min Vol Factor ETF. The Vanguard Value ETF and iShares MSCI USA Min Vol Factor ETF detracted from performance due to the ETF’s short positions in positive-returning assets during the reporting period.
How was the ETF positioned at the end of the reporting period?
As of April 30, 2021, the ETF maintained its core allocation to bonds at approximately 97.85% at the end of reporting period. The remaining allocation was to equity at 4.00% and currencies in a short position at −1.85%. Among bonds, the ETF’s U.S. ultra-short-term bond accounted for 43.00% of holdings, followed by bank loans at 20.50% and floating-rate investment-grade at 9.40%. Among equities, the ETF’s emerging-market equities weight stood at 6.47%, while its U.S. large-cap exposure was in a short position with −1.95%.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2021)
Fund Performance History
IQ Hedge Market Neutral Tracker ETF
(as of April 30, 2021)
	1 Year	3 Year	5 Year	Since Inception1
	Avg Annual	Avg Annual	Avg Annual	Avg Annual	Cumulative
IQ Hedge Market Neutral Tracker ETF Market Price2	8.74%	3.46%	2.46%	1.93%	17.80%
IQ Hedge Market Neutral Tracker ETF NAV	8.65%	3.46%	2.41%	1.93%	17.80%
IQ Hedge Market Neutral Index	9.20%	4.03%	3.12%	2.81%	26.80%
HFRI Equity Market Neutral Index3	5.40%	1.16%	2.32%	2.99%	28.83%
Bloomberg Barclays U.S. Short Treasury Bond Index	0.13%	1.62%	1.28%	0.82%	7.26%

1
Fund Inception Date: 10/04/2012

2
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3
Data shown above for the HFRI Equity Market Neutral Index is from 9/30/2012 to 4/30/2021.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

IQ Hedge Long/Short Tracker ETF
How did IQ Hedge Long/Short Tracker ETF perform during the 12 months ended April 30, 2021?
For the 12 months ended April 30, 2021 (the “reporting period”), IQ Hedge Long/Short Tracker ETF returned 26.42% at NAV (net asset value) and 25.76% at market price.1 To compare, the Fund’s Underlying Index, IQ Hedge Long/Short Index2 returned 27.12% for the reporting period. The HFRI Equity Hedge Index2 and the MSCI World Index2 returned 42.17% and 45.33%, respectively, for the same period.
What factors affected the Fund’s performance during the reporting period?
The factor with the greatest impact on the ETF’s performance during the reporting period was the massive amount of liquidity that was injected into the economy and markets by both governments and central banks around the world to address the fall-out from COVID-19-related shutdowns. Increased liquidity had tremendous implications for interest rates and credit spreads,3 affecting bond markets, equity market levels, commodity prices and currencies. While the economy continued to languish as pandemic-related shutdowns persisted, capital markets were buoyed by the liquidity. The U.S. Federal Reserve’s support and purchases of corporate bonds, coupled with a sharp drop in interest rates, propelled certain segments of the bond market higher. Equity markets were the direct beneficiaries of the extra liquidity, especially in the United States where they rebounded sharply off their March 2020 lows. Later in the reporting period, commodity prices began to surge as vaccine distribution ramped up and economies began to reopen, prompting concerns about an acceleration in inflation.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The ETF used derivative positions where necessary to help it track the Underlying Index, which contained both long and short positions. The ETF’s derivatives positions were primarily total return swaps on the Underlying ETFs at the weights in which they were included in the Underlying Index. Derivatives were not used to gain leverage beyond the index positioning; rather, they were used exclusively to enable the Fund to track its Underlying Index.
How were the ETF’s assets allocated during the reporting period and why?
The positions in the ETF’s Underlying Index were driven by quantitative models that determined the weights across the various hedge fund strategies represented in the ETF, as well as the weights of the assets within these strategies. Given the rules-based nature of this approach, there was no subjectivity involved in the allocation decision process.
How did the ETF’s allocations change over the course of the reporting period?
The ETF maintained its core allocation to equities at 61.50% during the reporting period, followed by bonds at 33.40% and satellite allocations to real estate of 3.80% and volatility of 1.30%. During the same period, the ETF’s equity weight decreased from 73.90 to 61.50%. Specifically, the ETF’s U.S. large-cap core allocation increased from 12.60 to 22.00% and the international small-cap equity allocation increased significantly from 4.27 to 19.60%, while the international equity core allocation decreased from 18.10 to 12.90%. Among bond allocations, the ETF’s investment-grade corporate bond position increased from 4.20 to 23.70%, while the U.S. ultra-short-term bond position decreased from 11.10 to 0.30%. Other satellite positions accounted for a relatively small percentage of the ETF’s remaining allocations, with real estate increasing from −2.70 to 3.80%, and volatility remaining at 1.00%. Annual portfolio turnover was 183.00% for the reporting period.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 16 for more information on this index.

3
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

Management’s Discussion of Fund Performance (unaudited)  (continued)

During the reporting period, which Underlying ETFs had the highest total returns and which Underlying ETFs had the lowest total returns?
In terms of total return, the best-performing Underlying ETFs held by the ETF during the reporting period were iShares S&P Small-Cap 600 Growth ETF, iShares Russell 2000 Growth ETF and Vanguard Small-Cap Growth ETF. During the same period, iPath® Series B S&P 500® VIX Short-Term Futures™ ETN, iShares 20+ Year Treasury Bond ETF and Vanguard Long-Term Treasury ETF recorded the lowest total returns.
Which Underlying ETFs were the strongest contributors to the ETF’s performance and which Underlying ETFs were particularly weak?
On the basis of impact, which takes weightings and total returns into consideration, the Underlying ETFs that made the greatest positive contributions to the ETF’s performance during the reporting period were Vanguard FTSE Developed Markets ETF, iShares Core MSCI EAFE ETF and Vanguard Growth ETF. The weakest contributors were iPath® Series B S&P 500® VIX Short-Term Futures™ ETN, Consumer Discretionary Select Sector SPDR Fund and iShares MSCI USA Momentum Factor ETF. The Consumer Discretionary Select Sector SPDR Fund and iShares MSCI USA Min Vol Factor ETF detracted from performance due to the ETF’s short positions in positive-returning assets during the reporting period.
How was the ETF positioned at the end of the reporting period?
As of April 30, 2021, the ETF maintained its core allocation to equities and bonds at 61.50% and 33.40%, respectively, with satellite allocations to real estate of 3.80% and volatility of 1.30%. Specifically, the ETF’s equity position included 22.10% in U.S. large-cap core, 19.60% in international small-cap equity and 12.90% in international equity core. Among bond holdings, the ETF’s investment-grade corporate bond weighting was 23.70% and its bank loan weighting was 9.40%.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2021)
Fund Performance History
IQ Hedge Long/Short Tracker ETF
(as of April 30, 2021)
	1 Year	3 Year	5 Year	Since Inception1
	Avg Annual	Avg Annual	Avg Annual	Avg Annual	Cumulative
IQ Hedge Long/Short Tracker ETF Market Price2	25.76%	9.50%	9.14%	6.60%	47.74%
IQ Hedge Long/Short Tracker ETF NAV	26.42%	9.56%	8.97%	6.62%	47.86%
IQ Hedge Long/Short Index	27.12%	10.22%	9.83%	7.57%	56.18%
HFRI Equity Hedge Index3	42.17%	10.87%	10.53%	7.93%	59.17%
MSCI World Index	45.33%	14.10%	14.03%	10.63%	85.34%

1
Fund Inception Date: 3/24/2015

2
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3
Data shown above for the HFRI Equity Hedge Index is from 3/31/2015 to 4/30/2021.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

IQ Hedge Event-Driven Tracker ETF
How did IQ Hedge Event-Driven Tracker ETF perform during the 12 months ended April 30, 2021?
For the 12 months ended April 30, 2021 (the “reporting period”), IQ Hedge Event-Driven Tracker ETF returned 18.65% at NAV (net asset value) and 18.86% at market price.1 To compare, the Fund’s Underlying Index, the IQ Hedge Event-Driven Index2 returned 19.14% for the reporting period. The HFRI Event-Driven (Total) Index2 and the Bloomberg Barclays U.S. Aggregate Bond Index2 returned 35.76% and −0.27%, respectively, for the same period.
What factors affected the Fund’s performance during the reporting period?
The factor with the greatest impact on the ETF’s performance during the reporting period was the massive amount of liquidity that was injected into the economy and markets by both governments and central banks around the world to address the fall-out from COVID-19-related shutdowns. Increased liquidity had tremendous implications for interest rates and credit spreads,3 affecting bond markets, equity market levels, commodity prices and currencies. While the economy continued to languish as pandemic-related shutdowns persisted, capital markets were buoyed by the liquidity. The U.S. Federal Reserve’s support and purchases of corporate bonds, coupled with a sharp drop in interest rates, propelled some segments of the bond market higher. Equity markets were the direct beneficiaries of the extra liquidity, especially in the United States where they rebounded sharply off their March 2020 lows. Later in the reporting period, commodity prices began to surge as vaccine distribution ramped up and economies began to reopen, prompting concerns about an acceleration in inflation.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The ETF used derivative positions where necessary to help it track the Underlying Index, which contained both long and short positions. The ETF’s derivatives positions were primarily total return swaps on the Underlying ETFs at the weights in which they were included in the Underlying Index. Derivatives were not used to gain leverage beyond the index positioning; rather, they were used exclusively to enable the ETF to track its Underlying Index.
How were the ETF’s assets allocated during the reporting period and why?
The positions in the ETF’s Underlying Index were driven by quantitative models that determined the weights across the various hedge fund strategies represented in the ETF, as well as the weights of the assets within these strategies. Given the rules-based nature of this approach, there was no subjectivity involved in the allocation decision process.
How did the ETF’s allocations change over the course of the reporting period?
The ETF maintained its core allocation to bonds during the reporting period, with a significant satellite allocation to equity. The ETF’s bond weighting increased from 82.70 to 94.80%. Among bonds, investment-grade weighting increased from 18.7 to 46.3%, and convertible bonds increased from 7.80% to 27.30%. The ETF’s bank loan weighting remained at around 24%, while its high-yield corporate bond weighting was cut from 32.00 to a short position of −3.00%. During the same period, the ETF’s equities weighting decreased from 17.00 to 5.00%. Among equities, the ETF’s allocation to U.S. small-cap growth stocks remained at approximately 8.00%, while its allocation to U.S. preferred equity decreased from 8.00% to a short position of -3.00%.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 19 for more information on this index.

3
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

Management’s Discussion of Fund Performance (unaudited)  (continued)

During the reporting period, which Underlying ETFs had the highest total returns and which Underlying ETFs had the lowest total returns?
In terms of total return, the best-performing Underlying ETFs held in the ETF during the reporting period were iShares S&P Small-Cap 600 Growth ETF, iShares Russell 2000 Growth ETF and SPDR® Bloomberg Barclays Convertible Securities ETF. During the same period SPDR® Bloomberg Barclays 1-3 Month T-Bill ETF, Goldman Sachs Access Treasury 0-1 Year ETF, and Invesco Treasury Collateral ETF recorded the lowest total returns.
Which Underlying ETFs were the strongest contributors to the ETF’s performance and which Underlying ETFs were particularly weak?
On the basis of impact, which takes weightings and total returns into consideration, the Underlying ETFs that made the greatest positive contributions to the ETF’s performance during the reporting period were SPDR® Bloomberg Barclays Convertible Securities ETF, Vanguard Small-Cap Growth ETF and iShares Russell 2000 Growth ETF. The weakest contributors were iShares Preferred and Income Securities ETF, Invesco Preferred ETF and Goldman Sachs Access Treasury 0-1 Year ETF. iShares Preferred and Income Securities ETF and Invesco Preferred ETF detracted from performance due to the ETF’s short positions in positive-returning assets during the reporting period.
How was the ETF positioned at the end of the reporting period?
As of April 30, 2021, the ETF maintained its core allocation to bonds at approximately 94.80%, with an allocation to equities at 5.17%. Among bonds, the ETF’s largest allocation was to investment-grade corporates with a 46.30% weighting, followed by convertible bonds at 27.30% and bank loans at 24.00%. Among equities, U.S. small-cap growth stocks accounted for 8.16% of the ETF’s portfolio, while U.S. preferred shares represented a short position of −3.00% of assets.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2021)
Fund Performance History
IQ Hedge Event-Driven Tracker ETF
(as of April 30, 2021)
	1 Year	3 Year	5 Year	Since Inception1
	Avg Annual	Avg Annual	Avg Annual	Avg Annual	Cumulative
IQ Hedge Event-Driven Tracker ETF Market Price2	18.86%	8.09%	7.32%	5.82%	41.21%
IQ Hedge Event-Driven Tracker ETF NAV	18.65%	8.08%	7.33%	5.80%	41.09%
IQ Hedge Event-Driven Index	19.14%	8.49%	7.84%	6.33%	45.50%
HFRI Event-Driven (Total) Index3	35.76%	8.04%	8.28%	6.01%	42.70%
Bloomberg Barclays U.S. Aggregate Bond Index	-0.27%	5.19%	3.19%	3.00%	19.79%

1
Fund Inception Date: 3/24/2015

2
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

3
Data shown above for the HFRI Event-Driven (Total) Index is from 3/31/2015 to 4/30/2021.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

IQ Real Return ETF
How did IQ Real Return ETF perform during the 12 months ended April 30, 2021?
For the 12 months ended April 30, 2021 (the “reporting period”), IQ Real Return ETF returned 2.33% at NAV (net asset value) and 2.60% at market price.1 To compare, the Fund’s Underlying Index, IQ Real Return Index2 returned 2.46% for the reporting period. The Bloomberg Barclays U.S. Short Treasury Bond Index2 returned 0.13% for the same period.
What factors affected the Fund’s performance during the reporting period?
The factor with the greatest impact on the ETF’s performance during the reporting period was the massive amount of liquidity that was injected into the economy and markets by both governments and central banks around the world to address the fall-out from COVID-19-related shutdowns. Increased liquidity had tremendous implications for interest rates and credit spreads,3 affecting bond markets, equity market levels, commodity prices and currencies. While the economy continued to languish as pandemic-related shutdowns persisted, capital markets were buoyed by the liquidity. The U.S. Federal Reserve’s support and purchases of corporate bonds, coupled with a sharp drop in interest rates, propelled certain segments of the bond market higher. Equity markets were the direct beneficiaries of the extra liquidity, especially in the United States where they rebounded sharply off their March 2020 lows. Later in the reporting period, commodity prices began to surge as vaccine distribution ramped up and economies began to reopen, prompting concerns about an acceleration in inflation.
How were the ETF’s assets allocated during the reporting period and why?
The positions in the ETF’s Underlying Index were driven by quantitative models that determined the weights across the various hedge fund strategies represented in the ETF, as well as the weights of the assets within these strategies. Given the rules-based nature of this approach, there was no subjectivity involved in the allocation decision process.
How did the ETF’s allocations change over the course of the reporting period?
The ETF maintained its core allocation to bonds during the reporting period, with its bond allocation increasing slightly from 83.00 to 85.00%. The ETF’s ultra-short-term bond allocation decreased from 83.00 to 75.00%, while medium- and long-term bond weight increased to 7.50% and 2.50% respectively. During the same period, the ETF’s equity weight decreased from 10.40 to 7.40%. Other satellite positions accounted for a relatively small percentage of the ETF’s remaining allocations, with currencies increasing to 7.00%, and real estate dropping from 5.70% in the beginning of the reporting period to 0.00% as of April 30, 2021. Annual portfolio turnover was 50.35% for the reporting period.
During the reporting period, which Underlying ETFs had the highest total returns and which Underlying ETFs had the lowest total returns?
In terms of total return, the best-performing Underlying ETFs held by the ETF during the reporting period were SPDR® Dow Jones® REIT ETF, Vanguard Real Estate ETF and iShares U.S. Real Estate ETF. During the same period iShares 20+ Year Treasury Bond ETF, Vanguard FTSE Emerging Markets ETF and iShares MSCI Emerging Markets ETF recorded the lowest total returns.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 22 for more information on this index.

3
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Which Underlying ETFs were the strongest contributors to the ETF’s performance and which Underlying ETFs were particularly weak?
On the basis of impact, which takes weightings and total returns into consideration, the Underlying ETFs that made the greatest positive contributions to the ETF’s performance during the reporting period were Vanguard Real Estate ETF, SPDR® S&P 500® ETF Trust and IQ Ultra Short Duration ETF. The weakest contributors were Invesco CurrencyShares® Japanese Yen Trust, iShares 7-10 Year Treasury Bond ETF and Invesco DB Gold Fund.
How was the ETF positioned at the end of the reporting period?
As of April 30, 2021, the ETF maintained its core allocation to bonds at approximately 85.00%, as well as a satellite allocation to equities at 7.40% and currencies at 7.00%. Specifically, the ETF allocated 75.00% to ultra-short-term bonds, 7.50% to medium-term Treasury bonds and 2.5% to long-term Treasury bonds. Among equities, holdings were predominantly allocated to the large-cap sector.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(From 4/30/2011 Through 4/30/2021)
Fund Performance History
IQ Real Return ETF
(as of April 30, 2021)
	1 Year	5 Year	10 Year
	Avg Annual	Avg Annual	Avg Annual
IQ Real Return ETF Market Value1	2.60%	1.52%	1.24%
IQ Real Return ETF NAV	2.33%	1.52%	1.23%
IQ Real Return Index	2.46%	1.74%	1.56%
Bloomberg Barclays U.S. Short Treasury Bond Index	0.13%	1.28%	0.73%

1
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

IQ S&P High Yield Low Volatility Bond ETF
How did IQ S&P High Yield Low Volatility Bond ETF perform during the 12 months ended April 30, 2021?
For the 12 months ended April 30, 2021 (the “reporting period”), the IQ S&P High Yield Low Volatility Bond ETF returned 8.89% at NAV (net asset value) and 8.23% at market price.1 To compare, the Fund’s Underlying Index, the S&P U.S. High Yield Low Volatility Corporate Bond Index2 returned 9.57% for the reporting period. The ICE BofA U.S. High Yield Index returned 20.10% for the same period.
What factors affected the Fund’s performance during the reporting period?
The ETF underperformed the S&P U.S. High Yield Low Volatility Corporate Bond Index over the period primarily due to the cash holding in the ETF as well as transactions costs from rebalancing activity which are required to maintain its risk versus its benchmark. The ETF was also negatively impacted by relatively underweight positions in the energy and media sectors, which were partially offset by contributions from overweight exposure to insurance.
In terms of the rate environment, yields fell across the U.S. Treasury curve3 during the 2020 calendar year led by a 145 basis point decline in the 2-year rate. (A basis point is one one-hundredth of a percentage point.) Monetary policy proved ultra-accommodative throughout the reporting period with various programs and facilities run by the U.S. central bank. Fiscal policy expanded at the end of December 2020 and into the first quarter of 2021, leading to higher inflation expectations and a sharp backup in intermediate and longer maturity Treasury rates. The 10-year and 30-year rates rose 83 basis points and 78 basis points, respectively, during the first quarter of 2021.
What was the ETF’s duration4 strategy during the reporting period?
The ETF maintained a neutral duration posture relative to the benchmark duration during the reporting period.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were health care providers & services, media, and real estate management & development. The sectors that made the weakest contributions to the ETF’s absolute performance were insurance; hotels restaurants & leisure; and oil, gas & consumable fuels.
What were some of the ETF’s largest purchases and sales during the reporting period?
The largest purchases in the ETF over the reporting period were securities issued by Ford Motor Credit Company, Centene and Targa Resources Partners. The most significant sales in the ETF over the same period were securities issued by Bausch Health Companies, CSC Holdings and Sprint.
The ETF’s purchases and sales were undertaken to mitigate risk versus the S&P U.S. High Yield Low Volatility Corporate Bond Index. All sales were partial positions.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were real estate, energy and automotive. During the same period, the sectors with the most substantial weighting decreases were telecommunications, media and health care.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 25 for more information on this index.

3
The yield curve is a line that plots the yields of various securities of similar quality — typically U.S. Treasury issues — across a range of maturities. The U.S. Treasury yield curve serves as a benchmark for other debt and is used in economic forecasting.

4
Duration is a measure of the price sensitivity of a fixed-income investment to changes in interest rates. Duration is expressed as a number of years and is considered a more accurate sensitivity gauge than average maturity.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How was the ETF positioned at the end of the reporting period?
As of April 30, 2021, the largest positions held by the ETF relative to the S&P U.S. High Yield Low Volatility Corporate Bond Index were in securities issued by United Airlines, Occidental Petroleum, and Targa Resources Partners. As of the same date, the most significantly underweight positions in the ETF were in securities from Telecom Italia, Bausch Companies and Iron Mountain.
Were there any changes to the Fund during the reporting period?
Effective March 25, 2021, Scott Dolph no longer served as a portfolio manager of the Fund. Alexandra Wilson-Elizondo and Joseph Cantwell continue to serve as portfolio managers of the Fund. For more information about this change refer to the prospectus supplement dated March 25, 2021.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2021)
Fund Performance History
IQ S&P High Yield Low Volatility Bond ETF
(as of April 30, 2021)
	1 Year	3 Year	Since Inception1
	Avg Annual	Avg Annual	Avg Annual	Cumulative
IQ S&P High Yield Low Volatility Bond ETF Market Value2	8.23%	5.33%	4.16%	18.70%
IQ S&P High Yield Low Volatility Bond ETF NAV	8.89%	5.25%	4.16%	18.69%
S&P U.S. High Yield Low Volatility Corporate Bond Index	9.57%	5.67%	4.58%	20.72%
ICE BofA US High Yield Index	20.10%	6.68%	5.95%	27.53%

1
Fund Inception Date: 2/15/2017

2
The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

IQ Merger Arbitrage ETF
How did IQ Merger Arbitrage ETF perform during the 12 months ended April 30, 2021?
For the 12 months ended April 30, 2021 (the “reporting period”), IQ Merger Arbitrage ETF returned 9.07% at NAV (net asset value) and 9.53% at market price.1 To compare, the Fund’s Underlying Index, the IQ Merger Arbitrage Index2 returned 9.81% for the reporting period. The HFRI Event Driven Merger Arbitrage Index,2 MSCI World Index2 and the S&P 500® Index2 returned 21.25%, 45.33% and 45.25%, respectively, for the same period.
What factors affected the Fund’s performance during the reporting period?
Early in the reporting period, the number of global merger and acquisition transactions first decreased as COVID-19-related shutdowns took hold. As markets adjusted to the shutdowns and global governments and central banks injected massive liquidity into the market, deal activity increased. Approximately 5% of deals in which the Underlying Index participated failed to complete due to deal termination or failure to maintain the strategy’s holding criteria. Approximately 78% of deals completed successfully, while approximately 17% of deals were removed for failing to meet criteria necessary to remain in the Underlying Index.
The strategy also employs a hedging methodology primarily using U.S. large-cap equities. Since U.S. large-cap equities produced positive overall returns during the reporting period, the ETF’s hedges produced negative returns.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The ETF used hedges to dampen potential downward price performance of the acquiring company’s stock used in stock-based transactions. In cases when the acquiring company’s economic sector performed positively, the hedge detracted from performance. Conversely, when the acquiring company’s economic sector performed negatively, the hedge contributed positively to performance. As mentioned above, during the reporting period the ETF’s hedges produced negative returns. The ETF only hedged its exposure to stock-based transactions.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the sectors that provided the strongest positive contributions to the ETF’s absolute performance were information technology and energy. The sectors providing the weakest contributions to the ETF’s absolute performance were real estate and utilities.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest positive contributions to the ETF’s absolute performance during the reporting period were Vivint Solar and WPX Energy. Vivint Solar is a leading, full-service residential solar provider in the United States. WPX Energy produces natural gas, oil and natural gas liquids from non-conventional resources such as tight-sands and shale formations, as well as from coalbed methane reserves.
During the same period, the weakest contributors to the ETF’s absolute performance were Taubman Centers and Noble Energy. Taubman Centers is an owner of regional malls in the United States, headquartered in Bloomfield Hills, Michigan. Noble Energy is an independent oil and natural gas exploration and production company operating a portfolio of assets onshore in the United States, offshore in the Eastern Mediterranean and off the west coast of Africa.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 28 for more information on this index.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were information technology and industrials. During the same period, the sectors with the most substantial weighting decreases were financials and consumer discretionary.
How was the ETF positioned at the end of the reporting period?
As of April 30, 2021, the two largest positions held by the ETF were Alexion Pharmaceuticals and Xilinx. Alexion Pharmaceuticals focuses on serving patients with devastating and rare disorders through the development and commercialization of life-transforming therapeutic products. Xilinx designs and developments programmable logic semiconductor devices and related software design tools. It also provides design services, customer training, field engineering and technical support.
Were there any changes to the Fund during the reporting period?
Effective May 29, 2020, the Fund’s principal investment strategies and principal risks were modified. For more information about these changes refer to the prospectus supplement dated May 29, 2020.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(From 4/30/2011 Through 4/30/2021)
Fund Performance History
IQ Merger Arbitrage ETF
(as of April 30, 2021)
	1 Year	5 Year	10 Year
	Avg Annual	Avg Annual	Avg Annual
IQ Merger Arbitrage ETF Market Value1	9.53%	3.90%	3.34%
IQ Merger Arbitrage ETF NAV	9.07%	3.91%	3.28%
IQ Merger Arbitrage Index	9.81%	4.48%	4.10%
HFRI ED: Merger Arbitrage Index	21.25%	6.27%	4.24%
MSCI World Index	45.33%	14.03%	9.92%
S&P 500 Index	45.25%	16.73%	13.47%

1
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

IQ Global Resources ETF
How did IQ Global Resources ETF perform during the 12 months ended April 30, 2021?
For the 12 months ended April 30, 2021 (the “reporting period”), IQ Global Resources ETF returned 30.07% at NAV (net asset value) and 30.76% at market price.1 To compare, the ETF’s Underlying Index, IQ Global Resources Index2 returned 31.36% for the reporting period. The S&P Global Natural Resources Index (Net),2 Bloomberg Commodity Spot Index2 and MSCI World Index2 returned 52.35%, 64.21% and 45.33%, respectively, during the same period.
What factors affected the ETF’s performance during the reporting period?
The factor with the greatest impact on the ETF’s performance during the reporting period was the massive amount of liquidity that was injected into the economy and markets by both governments and central banks around the world to address the fallout from COVID-19-related shutdowns. Increased liquidity had tremendous implications for interest rates and credit spreads,3 affecting bond markets, equity market levels, commodity prices and currencies. While the economy continued to languish as pandemic-related shutdowns persisted, capital markets were buoyed by the liquidity. Equity markets were the direct beneficiaries of the extra liquidity, especially in the United States where they rebounded sharply off their March 2020 lows. Later in the reporting period, commodities began to surge as vaccine distribution ramped up and economies began to reopen prompting concerns about an acceleration in inflation.
During the reporting period, how was the Fund’s performance materially affected by investments in derivatives?
The ETF uses derivative positions when necessary to help it track its Underlying Index, which contains both long and short positions. The ETF’s derivatives positions consisted of short positions in futures contracts on the S&P 500 Index and MSCI EAFE Index. Over the full reporting period, the ETF’s short positions detracted from returns as global markets rallied.
During the reporting period, which subsectors were the strongest positive contributors to the ETF’s relative performance and which subsectors were particularly weak?
On the basis of impact, which takes weightings and total returns into account, the sectors making the strongest contributions to the ETF’s absolute performance were industrial metals and timber. The sectors making the weakest contributions to the ETF’s absolute performance were livestock and precious metals.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks making the strongest contributions to the ETF’s absolute performance during the reporting period were Teck Resources and China Shenhua Energy. Teck Resources mines and develops mineral properties, with business units focused on steelmaking, coal, copper, zinc and energy. China Shenhua Energy produces and sells coal and electricity through the following business segments: Coal, Power, Railway, Port, Shipping and Coal Chemical.
The weakest contributors to the ETF’s absolute performance were Guangdong Investment and Barrick Gold. Guangdong Investment is a water distribution company with the following segments: Water Resources; Property Investment and Development; Department Store; Electric Power Generation; Road and Bridge; Hotel Operation and Management; and Others. Barrick Gold produces and sells gold and copper, and engages in related activities such as exploration and mine development. The company operates through the following

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 31 for more information on this index.

3
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

Management’s Discussion of Fund Performance (unaudited)  (continued)

segments: Barrick Nevada, Veladero, Pueblo Viejo, Lagunas Norte, Turquoise Ridge, Acacia and Pascua-Lama.
How did the ETF’s subsector weightings change during the reporting period?
The subsectors experiencing the largest weighting increases in the ETF during the reporting period were coal and industrial metals. During the same period, the subsectors with the most substantial weighting decreases were grains, food & fiber and energy.
How was the ETF positioned at the end of the reporting period?
As of April 30, 2021, the ETF’s largest holdings were China Shenhua Energy, described above, and BHP Group. BHP Group engages in the exploration, development, production, processing and marketing of minerals, and oil and gas. It operates through the following segments: Petroleum, Copper, Iron Ore and Coal.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(From 4/30/2011 Through 4/30/2021)
Fund Performance History
IQ Global Resources ETF
(as of April 30, 2021)
	1 Year	5 Year	10 Year
	Avg Annual	Avg Annual	Avg Annual
IQ Global Resources ETF Market Price1	30.76%	5.43%	0.50%
IQ Global Resources ETF NAV	30.07%	5.53%	0.53%
IQ Global Resources Index	31.36%	6.91%	1.63%
S&P Global Natural Resources Index-Net	52.35%	9.23%	0.73%
Bloomberg Commodity Spot Index	64.21%	8.42%	-0.99%
MSCI World Index	45.33%	14.03%	9.92%

1
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

IQ U.S. Real Estate Small Cap ETF
How did IQ U.S. Real Estate Small Cap ETF perform during the 12 months ended April 30, 2021?
For the 12 months ended April 30, 2021 (the “reporting period”), IQ U.S. Real Estate Small Cap ETF returned 53.54% at NAV (net asset value) and 53.68% at market price.1 To compare, the Fund’s Underlying Index, the IQ U.S. Real Estate Small Cap Index2 returned 54.78% for the reporting period. The Dow Jones U.S. Real Estate Index2 returned 33.63% for the same period.
What factors affected the Fund’s performance during the reporting period?
The factor with the greatest impact on the ETF’s performance during the reporting period was the massive amount of liquidity that was injected into the economy and markets by both governments and central banks around the world to address the fall-out from COVID-19-related shutdowns. Increased liquidity had tremendous implications for interest rates and credit spreads,3 affecting bond markets, equity market levels, commodity prices and currencies. While the economy continued to languish as pandemic-related shutdowns persisted, capital markets were buoyed by the liquidity. The U.S. Federal Reserve’s support and purchases of corporate bonds, coupled with a sharp drop in interest rates, propelled certain segments of the bond market higher. Real estate markets were the direct beneficiaries of the extra liquidity, especially in the United States where they rebounded sharply off their March 2020 lows.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were specialized REITs (real estate mortgage trusts) and mortgage REITs. The sectors that made the weakest contributions to the ETF’s absolute performance were residential REITs and office REITs.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest positive contributions to the ETF’s absolute performance during the reporting period were Innovative Industrial Properties and Ryman Hospitality Properties. Innovative Industrial Properties is a REIT that acquires, owns and manages industrial properties. Ryman Hospitality Properties is a hospitality REIT that owns and operates group-oriented, destination hotel assets in urban and resort markets.
The weakest contributors to the ETF’s absolute performance during the same period were Taubman Centers and Easterly Government Properties. Taubman Centers owns regional malls in the United States. Easterly Government Properties is a commercial REIT that leases properties to U.S. Government agencies.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were mortgage REITs and hotel REITs. During the same period, the sectors with the most substantial weighting decreases were office REITs and specialized REITs.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 34 for more information on this index.

3
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How was the ETF positioned at the end of the reporting period?
As of April 30, 2021, the two largest positions held by the ETF were Terreno Realty and QTS Realty Trust. Terreno Realty acquires, owns and manages several types of industrial real estate, including warehouse/distribution, flex, research and development, and trans-shipment facilities. QTS Realty Trust provides data centers facilities and services, including service delivery platform, hybrid colocation, connectivity, public sector and financial services solutions.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2021)
Fund Performance History
IQ U.S. Real Estate Small Cap ETF
(as of April 30, 2021)
	1 Year	3 Year	5 Year	Since Inception1
	Avg Annual	Avg Annual	Avg Annual	Avg Annual	Cumulative
IQ U.S. Real Estate Small Cap ETF Market Price2	53.68%	7.56%	5.96%	8.15%	116.97%
IQ U.S. Real Estate Small Cap ETF NAV	53.54%	7.53%	5.94%	8.36%	121.02%
IQ U.S. Real Estate Small Cap Index	54.78%	8.27%	6.72%	9.16%	137.80%
Dow Jones U.S. Real Estate Index	33.63%	13.07%	9.28%	9.87%	153.64%

1
Fund Inception Date: 6/14/2011

2
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

IQ 500 International ETF
How did IQ 500 International ETF perform during the 12 months ended April 30, 2021?
For the 12 months ended April 30, 2021 (the “reporting period”), IQ 500 International ETF returned 49.88% at NAV (net asset value) and 50.94% at market price.1 To compare, the ETF’s Underlying Index, the IQ 500 International Index2 returned 50.55% for the reporting period. The MSCI EAFE Index2 and FTSE Developed ex U.S. Index2 returned 39.88% and 42.95%, respectively, for the same period.
What factors affected the ETF’s performance during the reporting period?
The factor with the greatest impact on the ETF’s performance during the reporting period was the massive amount of liquidity that was injected into the economy and markets by both governments and central banks around the world to address the fall-out from COVID-19-related shutdowns. Increased liquidity had tremendous implications for interest rates and credit spreads,3 affecting bond markets, equity market levels, commodity prices and currencies. While the economy continued to languish as pandemic-related shutdowns persisted, capital markets were buoyed by the liquidity.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were industrials and consumer discretionary. The sectors that made the weakest contributions to the ETF’s absolute performance were health care and real estate.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest positive contributions to the ETF’s absolute performance during the reporting period were Germany-based Daimler and Luxembourg-based ArcelorMittal. Daimler makes and distributes cars, trucks and vans. ArcelorMittal and its subsidiaries engage in mining and steel manufacturing activities globally.
The weakest contributors to the ETF’s absolute performance during the same period were Japan-based Tokyo Electric Power Company Holdings and U.K.-based GlaxoSmithKline. Tokyo Electric Power Company Holdings generates and distributes electric power, operating thermal, nuclear, solar, wind, hydro and geothermal power plants. GlaxoSmithKline is a health care company researching, developing and manufacturing pharmaceutical medicines, vaccines and consumer health care products.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were materials and consumer discretionary. During the same period, the sectors with the most substantial weighting decreases were health care and consumer staples.
How was the ETF positioned at the end of the reporting period?
As of April 30, 2021, the two largest positions held by the ETF were Daimler, described above, and Germany-based Volkswagen. Volkswagen produces and sells passenger cars and light commercial vehicles, as well as developing vehicles and components for the company’s brands.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 36 for more information on this index.

3
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2021)
Fund Performance History
IQ 500 International ETF
(as of April 30, 2021)
	1 Year	Since Inception1
	Avg Annual	Avg Annual	Cumulative
IQ 500 International ETF Market Price2	50.94%	13.15%	34.19%
IQ 500 International ETF NAV	49.88%	13.23%	34.41%
IQ 500 International Index	50.55%	13.42%	35.00%
MSCI EAFE Index	39.88%	13.76%	35.99%
FTSE Developed ex US Index	42.95%	14.84%	39.07%

1
Fund Inception Date: 12/13/2018

2
The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

IQ 50 Percent Hedged FTSE International ETF
How did IQ 50 Percent Hedged FTSE International ETF perform during the 12 months ended April 30, 2021?
For the 12 months ended April 30, 2021 (the “reporting period”), IQ 50 Percent Hedged FTSE International ETF returned 38.14% at NAV (net asset value) and 39.70% at market price.1 To compare, the ETF’s Underlying Index, the FTSE Developed ex North America 50% Hedged to USD Index2 returned 38.72% for the reporting period. The FTSE Developed ex North America Index Local Currency2 and FTSE Developed ex North America Index2 returned 34.71% and 42.75%, respectively, for the same period.
What factors affected the ETF’s performance during the reporting period?
The factor with the greatest impact on the ETF’s performance during the reporting period was the massive amount of liquidity that was injected into the economy and markets by both governments and central banks around the world to address the fall-out from COVID-19-related shutdowns. Increased liquidity had tremendous implications for interest rates and credit spreads,3 affecting bond markets, equity market levels, commodity prices and currencies. While the economy continued to languish as pandemic-related shutdowns persisted, capital markets were buoyed by the liquidity.
During the reporting period, how was the ETF’s performance materially affected by investments in derivatives?
The ETF’s Underlying Index uses currency forwards to hedge 50% of the currency exposure of its underlying constituents. The hedge is reset monthly using 30-day forward contracts. During the reporting period, the U.S. dollar depreciated versus the Euro and most other international currencies, reducing the ETF’s performance due to the effect of its currency forwards.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were industrials and financials. The sectors that made the weakest contributions to the ETF’s absolute performance were energy and real estate.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period included South Korea-based Samsung Electronics and Netherlands-based ASML Holding. Samsung Electronics manufactures and markets electronics and computer peripherals through its Consumer Electronics, Information Technology & Mobile Communications and Device Solutions divisions. ASML Holding manufactures, markets and services advanced semiconductor equipment, consisting of lithography related systems. It mainly caters to the makers of memory chips and logic chips.
The weakest contributors to the ETF’s absolute performance during the same period were Belgium-based Galapagos and Germany-based Wirecard. Galapagos is a biotechnology company focused on developing small molecule and antibody therapies. Wirecard provides outsourcing and white label solutions for payment processing worldwide. Wirecard was not part of the ETF holdings as of the end of reporting period.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 39 for more information on this index.

3
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were technology and consumer discretionary. During the same period, the sectors with the most substantial weighting decreases were health care and consumer staples.
How was the ETF positioned at the end of the reporting period?
As of April 30, 2021, the two largest positions in the ETF were Samsung Electronics, described above, and Switzerland-based Nestlé. Nestlé produces a wide range of nutrition, health, and wellness items, including prepared foods and cooking aids, milk-based products, pharmaceuticals and ophthalmic goods, and baby foods and cereals.
As of the same date, the smallest positions in the ETF were two South Korea-based companies, HLB and Mando. HLB’s diversified businesses include pharmaceutical development and ship building. Mando manufactures and sells automobile parts, including brake, steering and suspension systems.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2021)
Fund Performance History
IQ 50 Percent Hedged FTSE International ETF
(as of April 30, 2021)
	1 Year	3 Year	5 Year	Since Inception1
	Avg Annual	Avg Annual	Avg Annual	Avg Annual	Cumulative
IQ 50 Percent Hedged FTSE International ETF Market Price2	39.70%	7.55%	10.18%	6.63%	44.90%
IQ 50 Percent Hedged FTSE International ETF NAV	38.14%	7.48%	10.06%	6.62%	44.84%
FTSE Developed ex North America 50% Hedged to USD Index	38.72%	7.69%	10.47%	7.10%	48.67%
FTSE Developed ex North America Index Local Currency	34.71%	8.55%	11.28%	7.42%	51.23%
FTSE Developed ex North America Index	42.75%	6.77%	9.60%	6.71%	45.56%

1
Fund Inception Date: 7/22/2015

2
Beginning on May 31, 2016, the price used to calculate the Market Price returns is the mean between the day’s last bid and ask prices. Prior to May 31, 2016, market price returns were calculated using the day’s NYSE Arca closing price. The market price returns do not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

IQ Healthy Hearts ETF
How did IQ Healthy Hearts ETF perform during the period since its inception on January 14, 2021 through April 30, 2021 (the “reporting period”)?
For the reporting period, IQ Healthy Hearts ETF returned 5.62% at NAV (net asset value) and 5.77% at market price.1 To compare, the ETF’s Benchmark Index, the IQ Candriam Healthy Hearts Index2 returned 5.73% for the reporting period. The MSCI ACWI Index2 returned 6.60% for the same period.
What factors affected the ETF’s performance during the reporting period?
The factor with the greatest impact on the ETF’s performance during the reporting period was the economic recovery that took hold in early 2021. Following the approval of vaccinations for Covid-19 in late 2020, the economy started improving as people began getting vaccinated in large numbers. This led to a rotation in the market toward value-oriented stocks in cyclical industries and away from higher growth stocks as interest rates moved higher.
During the reporting period, which subsectors were the strongest positive contributors to the ETF’s relative performance and which subsectors were particularly weak?
On the basis of impact, which takes weightings and total returns into account, the subsectors that made the strongest contributions to the ETF’s absolute performance were technology services and health services. The subsectors that made the weakest contributions to the ETF’s absolute performance were finance and commercial services.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period included Alphabet and Medtronic. Alphabet is a holding company that operates through the Google and Other Bets segments. Among the company’s Other Bets is its health technology unit, Verily Life Sciences, which focuses on the effective use of health data to prevent and manage disease. Medtronic is a medical technology company that produces device-based medical therapies and services, several of which are linked to cardiac health.
The weakest contributors to the ETF’s absolute performance were NIKE and Merck. NIKE makes athletic and fitness-related footwear, apparel, accessories and equipment. Merck provides health solutions through its prescription medicines, vaccines, biologic therapies, animal health and consumer care products.
How did the ETF’s subsector weightings change during the reporting period?
The two subsectors experiencing the largest weighting increases in the ETF during the reporting period were health services and consumer non-durables. During the same period, the two sectors with the most substantial weighting decreases were retail trade and health technology.
How was the ETF positioned at the end of the reporting period?
As of April 30, 2021, the ETF’s largest positions included UnitedHealth Group and Alphabet. UnitedHealth Group provides health care coverage, software and data consultancy services. Alphabet is described above.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

1
The price used to calculate the market price returns is the mean between the day’s last bid and ask prices and does not represent returns an investor would receive if shares were traded at other times.

2
See page 41 for more information on this index.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2021)
Fund Performance History
IQ Healthy Hearts ETF
(as of April 30, 2021)
Since Inception1
Cumulative
IQ Healthy Hearts ETF Market Price2	5.77%
IQ Healthy Hearts ETF NAV	5.62%
IQ Candriam Healthy Hearts Index	5.73%
MSCI ACWI Index	6.60%

1
Fund Inception Date: 1/14/2021

2
The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

IQ Candriam ESG International Equity ETF
How did IQ Candriam ESG International Equity ETF perform during the 12 months ended April 30, 2021?
For the 12 months ended April 30, 2021 (the “reporting period”), IQ Candriam ESG International Equity ETF returned 41.45% at NAV (net asset value) and 42.51% at market price.1 To compare, the ETF’s Underlying Index, Candriam ESG International Equity Index2 returned 41.86% for the reporting period. The MSCI EAFE Index2 returned 39.88% for the same period.
What factors affected the ETF’s performance during the reporting period?
The factor with the greatest impact on the ETF’s performance during the reporting period was the massive amount of liquidity that was injected into the economy and markets by both governments and central banks around the world to address the fall-out from COVID-19-related shutdowns. Increased liquidity had tremendous implications for interest rates and credit spreads,3 affecting bond markets, equity market levels, commodity prices and currencies. While the economy continued to languish as pandemic-related shutdowns persisted, capital markets were buoyed by the liquidity.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were industrials and financials. The sectors that made the weakest contributions to the ETF’s absolute performance were energy and real estate.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest positive contributions to the ETF’s absolute performance during the reporting period were Netherlands-based ASML Holding and Germany-based Siemens. ASML Holding manufactures, markets and services advanced semiconductor equipment systems. It mainly caters to the makers of memory chips and logic chips. Siemens is a multinational conglomerate engaged in a wide range of industrial, digital and medical lines of business through the following segments: Power & Gas, Energy Management, Building Technologies, Mobility, Digital Factory, Process Industries & Drives, Siemens Healthcare and Financial Services.
The weakest contributors to the ETF’s absolute performance during the same period were Switzerland-based Roche Holding and U.K.-based GlaxoSmithKline. Roche Holding is a health care company focused on pharmaceutical and diagnostic products. GlaxoSmithKline is a health care company researching, developing and manufacturing pharmaceutical medicines, vaccines and consumer health care products.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were industrials and energy. During the same period, the sectors with the most substantial weighting decreases were health care and consumer staples.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 44 for more information on this index.

3
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How was the ETF positioned at the end of the reporting period?
As of April 30, 2021, the two largest positions held by the ETF were Switzerland-based Nestlé and ASML Holdings, the latter of which is described above. Nestlé produces a wide range of nutrition, health, and wellness items, including prepared foods and cooking aids, milk-based products, pharmaceuticals and ophthalmic goods, and baby foods and cereals.

The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2021)
Fund Performance History
IQ Candriam ESG International Equity ETF
(as of April 30, 2021)
	1 Year	Since Inception1
	Avg Annual	Avg Annual	Cumulative
IQ Candriam ESG International Equity ETF Market Price2	42.51%	13.32%	18.73%
IQ Candriam ESG International Equity ETF NAV	41.45%	13.21%	18.56%
IQ Candriam ESG International Equity Index	41.86%	13.35%	18.77%
MSCI EAFE Index	39.88%	10.90%	15.26%

1
Fund Inception Date: 12/17/2019

2
The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

IQ Candriam ESG U.S. Equity ETF
How did IQ Candriam ESG U.S. Equity ETF perform during the 12 months ended April 30, 2021?
For the 12 months ended April 30, 2021 (the “reporting period”), IQ Candriam ESG U.S. Equity ETF returned 48.85% at NAV (net asset value) and 49.00% at market price.1 To compare, the ETF’s Underlying Index, IQ Candriam ESG U.S. Equity Index2 returned 49.07% for the reporting period. The S&P 500® Index2 returned 45.98% for the same period.
What factors affected the ETF’s performance during the reporting period?
The factor with the greatest impact on the ETF’s performance during the reporting period was the massive amount of liquidity that was injected into the economy and markets by both governments and central banks around the world to address the fall-out from COVID-19-related shutdowns. Increased liquidity had tremendous implications for interest rates and credit spreads,3 affecting bond markets, equity market levels, commodity prices and currencies. While the economy continued to languish as pandemic-related shutdowns persisted, capital markets were buoyed by the liquidity. Equity markets were the direct beneficiaries of the extra liquidity, especially in the United States where they rebounded sharply off their March 2020 lows.
During the reporting period, which sectors made the strongest contributions to the ETF’s performance and which sectors made the weakest contributions?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were information technology and consumer discretionary. The sectors that made the weakest contributions to the ETF’s absolute performance were utilities and energy.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest positive contributions to the ETF’s absolute performance during the reporting period were Apple and Microsoft. Apple designs, manufactures and markets smartphones, personal computers, tablets, wearables and accessories, and provides a variety of related services. Microsoft developments and supports software, services, devices and enterprise solutions.
The weakest contributors to the ETF’s absolute performance during the same period were Intel and Gilead Sciences. Intel designs, manufactures and sells semiconductor chips and related technologies for computer, networking, data storage and communications platforms. Gilead Sciences is a biopharmaceutical company researching, developing and commercializing medicines in areas of unmet medical need.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were information technology and financials. During the same period, the sectors with the most substantial weighting decreases were health care and consumer discretionary.
How was the ETF positioned at the end of the reporting period?
As of April 30, 2021, the two largest positions held by the ETF were Apple and Microsoft, both described above.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 46 for more information on this index.

3
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2021)
Fund Performance History
IQ Candriam ESG U.S. Equity ETF
(as of April 30, 2021)
	1 Year	Since Inception1
	Avg Annual	Avg Annual	Cumulative
IQ Candriam ESG U.S. Equity ETF Market Price2	49.00%	30.14%	43.56%
IQ Candriam ESG U.S. Equity ETF NAV	48.85%	30.11%	43.51%
IQ Candriam ESG US Equity Index	49.07%	30.21%	43.67%
S&P 500 Index	45.98%	23.85%	34.13%

1
Fund Inception Date: 12/17/2019

2
The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

IQ Chaikin U.S. Small Cap ETF
How did IQ Chaikin U.S. Small Cap ETF perform during the 12 months ended April 30, 2021?
For the 12 months ended April 30, 2021 (the “reporting period”), IQ Chaikin U.S. Small Cap ETF returned 77.31% at NAV (net asset value) and 77.34% at market price.1 To compare, the ETF’s Underlying Index, the NASDAQ Chaikin Power US Small Cap Index2 returned 78.00% for the reporting period. The Russell 2000 Index2 and the NASDAQ US 1500 Index2 returned 74.91% and 83.73%, respectively, for the same period.
What factors affected the ETF’s performance during the reporting period?
The factor with the greatest impact on the ETF’s performance during the reporting period was the massive amount of liquidity that was injected into the economy and markets by both governments and central banks around the world to address the fall-out from COVID-19-related shutdowns. Increased liquidity had tremendous implications for interest rates and credit spreads,3 affecting bond markets, equity market levels, commodity prices and currencies. While the economy continued to languish as pandemic-related shutdowns persisted, capital markets were buoyed by the liquidity. Equity markets were the direct beneficiaries of the extra liquidity, especially in the United States where they rebounded sharply off their March 2020 lows. As COVID-19 vaccine rollouts began to take place towards the latter part of the reporting period, we saw a sharp style rotation out of large-cap growth stocks and into large-cap value stocks. Expectations of the economy “returning to normal” also fueled small-caps stocks as they tend to perform well during periods of economic expansion. The market’s trend in favor of value over growth helped the ETF’s performance as its Underlying Index has value factors embedded in its selection process.
During the reporting period, which sectors were the strongest positive contributors to the ETF’s performance and which sectors were particularly weak?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were consumer discretionary and financials. The sectors that made the weakest contributions to the ETF’s absolute performance were communication services and utilities.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period included Sleep Number and U.S. Silica Holdings. Sleep Number designs, manufactures, markets and distributes beds, proprietary beds and other sleep-related accessories. U.S. Silica Holdings produces industrial silica and sand proppants.
During the same period, the weakest contributors to the ETF’s absolute performance were Peabody Energy and CoreCivic. Peabody Energy mines coal primarily for energy generation. CoreCivic develops and manages prisons and other correctional facilities.
How did the ETF’s sector weightings change during the reporting period?
The sectors experiencing the largest weighting increases in the ETF during the reporting period were financials and industrials. During the same period, the sectors with the most substantial weighting decreases were consumer discretionary and real estate.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 49 for more information on this index.

3
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How was the ETF positioned at the end of the reporting period?
As of April 30, 2021, the two largest positions held by the ETF were Genco Shipping & Trading and Translate Bio. Genco Shipping & Trading owns ships that transport iron ore, coal, grain, steel products and other dry bulk cargoes. Translate Bio develops therapeutic drugs focused on the treatment of diseases caused by protein or gene dysfunction.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2021)
Fund Performance History
IQ Chaikin U.S. Small Cap ETF
(as of April 30, 2021)
	1 Year	3 Year	Since Inception1
	Avg Annual	Avg Annual	Avg Annual	Cumulative
IQ Chaikin U.S. Small Cap ETF Market Price2	77.34%	10.17%	9.82%	44.91%
IQ Chaikin U.S. Small Cap ETF NAV	77.31%	10.18%	9.82%	44.89%
NASDAQ Chaikin Power US Small Cap Index	78.00%	10.59%	10.31%	47.50%
Russell 2000 Index	74.91%	15.23%	14.56%	71.33%
NASDAQ US 1500 Index	83.73%	16.41%	15.57%	77.43%

1
Fund Inception Date: 5/16/2017

2
The price used to calculate the Market Price returns is determined by using the mid price between bid and ask price listed on the NYSE Arca and does not represent returns an investor would receive.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Management’s Discussion of Fund Performance (unaudited)  (continued)

IQ Chaikin U.S. Large Cap ETF
How did IQ Chaikin U.S. Large Cap ETF perform during the 12 months ended April 30, 2021?
For the 12 months ended April 30, 2021 (the “reporting period”), IQ Chaikin U.S. Large Cap ETF returned 50.46% at NAV (net asset value) and 50.82% at market price.1 To compare, the ETF’s Underlying Index, the NASDAQ Chaikin Power US Large Cap Index2 returned 50.97% for the reporting period. The S&P 500 Index2 and the NASDAQ US 300 Total Return Index2 returned 45.98% and 46.05%, respectively, for the same period.
What factors affected the ETF’s performance during the reporting period?
The factor with the greatest impact on the ETF’s performance during the reporting period was the massive amount of liquidity that was injected into the economy and markets by both governments and central banks around the world to address the fall-out from COVID-19-related shutdowns. Increased liquidity had tremendous implications for interest rates and credit spreads,3 affecting bond markets, equity market levels, commodity prices and currencies. While the economy continued to languish as pandemic-related shutdowns persisted, capital markets were buoyed by the liquidity. Equity markets were the direct beneficiaries of the extra liquidity, especially in the United States where they rebounded sharply off their March 2020 lows. As COVID-19 vaccine rollouts began to take place towards the latter part of the reporting period, we saw a sharp style rotation out of large-cap growth stocks and into large-cap value stocks. This style rotation bolstered the ETF’s performance as its Underlying Index has value factors embedded in its selection process.
During the reporting period, which sectors were the strongest positive contributors to the ETF’s performance and which sectors were particularly weak?
On the basis of impact, which takes weightings and total returns into account, the sectors that made the strongest contributions to the ETF’s absolute performance were information technology and consumer discretionary. The sectors that made the weakest contributions to the ETF’s absolute performance were materials and energy.
During the reporting period, which individual stocks made the strongest positive contributions to the ETF’s absolute performance and which stocks detracted the most?
On the basis of impact, which takes weightings and total returns into consideration, the stocks that made the strongest contributions to the ETF’s absolute performance during the reporting period were Tesla and Snap. Tesla designs, manufactures and markets fully electric vehicles, energy generation and storage systems. Snap is a camera and social media company. Its products include Snapchat, a popular platform that lets users create and share stories.
During the same period, the weakest contributors to the ETF’s absolute performance were Citrix Systems and Gilead Sciences. Citrix Systems designs, develops and markets information technology solutions. It provides a digital workspace that unifies apps, data and services. Gilead Sciences is a biopharmaceutical company researching, developing and commercializing medicines in areas of unmet medical need.
How did the ETF’s sector weightings change during the reporting period?
The two sectors experiencing the largest weighting increases in the ETF during the reporting period were industrials and real estate. During the same period, the two sectors with the most substantial weighting decreases were utilities and energy.

1
The price used to calculate the market price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

2
See page 52 for more information on this index.

3
The terms “spread” and “yield spread” may refer to the difference in yield between a security or type of security and comparable U.S. Treasury issues. The terms may also refer to the difference in yield between two specific securities or types of securities at a given time. The term “credit spread” typically refers to the difference in yield between corporate or municipal bonds (or a specific category of these bonds) and comparable U.S. Treasury issues.

Management’s Discussion of Fund Performance (unaudited)  (continued)

How was the ETF positioned at the end of the reporting period?
As of April 30, 2021, the ETF’s largest positions were Snap, described above, and West Pharmaceutical Services. West Pharmaceutical Services manufactures and markets pharmaceuticals, biologics, vaccines and consumer healthcare products.
The opinions expressed are those of the portfolio managers as of the date of this report and are subject to change. There is no guarantee that any forecasts will come to pass. This material does not constitute investment advice and is not intended as an endorsement of any specific investment.

Management’s Discussion of Fund Performance (unaudited)  (continued)

Hypothetical Growth of a $10,000 Investment
(Since Inception Through 4/30/2021)
Fund Performance History
IQ Chaikin U.S. Large Cap ETF
(as of April 30, 2021)
	1 Year	3 Year	Since Inception1
	Avg Annual	Avg Annual	Avg Annual	Cumulative
IQ Chaikin U.S. Large Cap ETF Market Price2	50.82%	11.01%	10.14%	38.59%
IQ Chaikin U.S. Large Cap ETF NAV	50.46%	10.98%	10.11%	38.47%
NASDAQ Chaikin Power US Large Cap Index	50.97%	11.28%	10.40%	39.76%
S&P 500 Index	45.98%	18.67%	16.41%	67.21%
NASDAQ US 300 Total Return Index	46.05%	19.61%	17.16%	70.90%

1
Fund Inception Date: 12/13/2017

2
The price used to calculate the Market Price returns is determined by using the closing price listed on the NYSE Arca and does not represent returns an investor would receive if shares were traded at other times.

Past performance is no guarantee of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or on the redemption or sale of fund shares. Performance figures may reflect certain fee waivers and/or expense limitations, without which total returns may have been lower.

Fund Expenses (unaudited)

As a shareholder of a fund, you incur two types of costs: (1) transaction costs on purchases and sales and (2) ongoing costs, including Advisory fees and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds. Shareholders may pay brokerage commissions on their purchase and sale of the Fund, which are not reflected in the example.
The examples are based on an investment of  $1,000 invested at the beginning of the period and held for the entire period as indicated below.
Actual Expenses
The first line of the table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, in a particular fund, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period 11/01/2020 to 04/30/2021” to estimate the expenses you paid on your account during this period. Each Fund will indirectly bear its pro rata share of the expenses incurred by the underlying funds in which each Fund invests. These expenses are not included in the table.
Hypothetical Example for Comparison Purposes
The second line of the table below also provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which are not the Funds’ actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. The Funds will indirectly bear their pro rata share of the expenses incurred by the underlying fund investments in which the Funds invest. These expenses are not included in the table.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
	Beginning Account Value 11/01/2020	Ending Account Value 04/30/2021	Annualized Expenses Ratios for the Period 11/01/2020 to 04/30/2021	Expense Paid During the Period 11/01/2020 to 04/30/20211
IQ Hedge Multi-Strategy Tracker ETF
Actual	$1,000.00	$1,057.40	0.54%	$2.75
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.12	0.54%	$2.71
IQ Hedge Macro Tracker ETF
Actual	$1,000.00	$1,061.80	0.41%	$2.10
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.76	0.41%	$2.06
IQ Hedge Market Neutral Tracker ETF
Actual	$1,000.00	$1,045.60	0.41%	$2.08
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.76	0.41%	$2.06
IQ Hedge Long/Short Tracker ETF
Actual	$1,000.00	$1,157.50	0.41%	$2.19
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.76	0.41%	$2.06
IQ Hedge Event-Driven Tracker ETF
Actual	$1,000.00	$1,093.00	0.41%	$2.13
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.76	0.41%	$2.06

Fund Expenses (unaudited) (continued)

	Beginning Account Value 11/01/2020	Ending Account Value 04/30/2021	Annualized Expenses Ratios for the Period 11/01/2020 to 04/30/2021	Expense Paid During the Period 11/01/2020 to 04/30/20211
IQ Real Return ETF
Actual	$1,000.00	$1,015.10	0.21%	$1.05
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.75	0.21%	$1.05
IQ S&P High Yield Low Volatility Bond ETF
Actual	$1,000.00	$1,029.50	0.40%	$2.01
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.81	0.40%	$2.01
IQ Merger Arbitrage ETF
Actual	$1,000.00	$1,004.90	0.76%	$3.78
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.03	0.76%	$3.81
IQ Global Resources ETF
Actual	$1,000.00	$1,250.50	0.76%	$4.24
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.03	0.76%	$3.81
IQ U.S. Real Estate Small Cap ETF
Actual	$1,000.00	$1,534.40	0.70%	$4.40
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,021.32	0.70%	$3.51
IQ 500 International ETF
Actual	$1,000.00	$1,398.80	0.25%	$1.49
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25
IQ 50 Percent Hedged FTSE International ETF
Actual	$1,000.00	$1,287.60	0.20%	$1.13
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.80	0.20%	$1.00
IQ Healthy Hearts ETF
Actual	$1,000.00	$1,056.20	0.45%	$1.36*
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,022.56	0.45%	$2.26
IQ Candriam ESG International Equity ETF
Actual	$1,000.00	$1,286.70	0.15%	$0.85
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,024.05	0.15%	$0.75
IQ Candriam ESG U.S. Equity ETF
Actual	$1,000.00	$1,273.30	0.09%	$0.51
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,024.35	0.09%	$0.45
IQ Chaikin U.S. Small Cap ETF
Actual	$1,000.00	$1,557.40	0.35%	$2.22
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.06	0.35%	$1.76
IQ Chaikin U.S. Large Cap ETF
Actual	$1,000.00	$1,330.40	0.25%	$1.44
Hypothetical (assuming a 5% return before expenses)	$1,000.00	$1,023.55	0.25%	$1.25

*
Fund commenced operation on January 14, 2021. Expenses are calculated using the Fund’s annualized expense ratio, multiplied by the ending value for the period, multiplied by 107/365 (to reflect commencement of operation).

1
Unless otherwise indicated, expenses are calculated using the Fund’s annualized expense ratio, multiplied by the average account value for the period, multiplied by 181/365.

Portfolio Summaries* (unaudited)

April 30, 2021
IQ Hedge Multi-Strategy Tracker ETF
Net Assets ($ mil): $795.6
Asset Class	% of Net Assets
U.S. Ultra Short Term Bond Funds	23.3%
Investment Grade Corporate Bond Funds	17.2
Convertible Bond Funds	12.0
Bank Loan Funds	11.1
Money Market Funds	7.9
Emerging Equity Funds	5.6
U.S. Medium Term Treasury Bond Funds	3.9
International Bond Fund	3.3
U.S. Small Cap Growth Funds	2.6
Floating Rate — Investment Grade Funds	2.5
BRIC Equity Funds	2.4
Emerging Bonds — USD Funds	2.0
Emerging Bonds — Local Currency Funds	2.0
Emerging Markets Small Cap Equity Fund	1.9
Gold Funds	1.6
Europe Equity Funds	1.5
Silver Funds	1.4
Japan Equity Fund	1.0
U.S. Large Cap Core Funds	0.9
U.S. Dollar Fund	0.9
High Yield Corporate Bond Funds	0.7
International Small Cap Equity Funds	0.7
Broad Funds	0.3
Mortgage Backed Securities Funds	0.3
U.S. Long Term Treasury Bond Funds	0.2
U.S. Large Cap Growth Funds	0.2
U.S. Momentum Fund	0.1
International Equity Core Funds	0.1
Municipal Bond Fund	0.1
U.S. Small Cap Value Funds	0.1
International Large Cap Growth Fund	0.1
Volatility Note	0.0(a)
Total Investments	107.9
Other Assets and Liabilites, Net	(7.9)
Total Net Assets	100.0%

*
Each Fund's portfolio is subject to change.

(a)
Less than 0.05%.

IQ Hedge Macro Tracker ETF
Net Assets ($ mil): $4.3
Asset Class	% of Net Assets
U.S. Ultra Short Term Bond Funds	29.1%
Money Market Funds	16.6
Convertible Bond Funds	10.2
BRIC Equity Funds	7.8
Emerging Equity Funds	7.4
Emerging Bonds — Local Currency Funds	6.2
Floating Rate — Investment Grade Funds	6.1
U.S. Medium Term Treasury Bond Funds	6.0
High Yield Corporate Bond Funds	3.9
Gold Funds	2.9
Emerging Small Cap Equity Fund	2.9
Emerging Bonds — USD Funds	2.8
Europe Equity Funds	2.7
U.S. Dollar Fund	2.6
Silver Funds	2.5
Investment Grade Corporate Bond Funds	2.1
Japan Equity Fund	1.9
U.S. Large Cap Core Funds	1.3
Broad Funds	1.1
U.S. Long Term Treasury Bond Funds	0.3
U.S. Large Cap Growth Funds	0.3
Total Investments	116.7
Other Assets and Liabilites, Net	(16.7)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries* (unaudited) (continued)

April 30, 2021
IQ Hedge Market Neutral Tracker ETF
Net Assets ($ mil): $17.7
Asset Class	% of Net Assets
U.S. Ultra Short Term Bond Funds	39.2%
Bank Loan Funds	18.7
Floating Rate — Investment Grade Funds	8.5
U.S. Medium Term Treasury Bond Funds	7.6
International Bond Fund	6.5
Emerging Equity Funds	5.9
Mortgage Backed Securities Funds	3.9
Money Market Funds	3.7
Investment Grade Corporate Bond Funds	3.6
Convertible Bond Funds	2.1
Emerging Bonds — Local Currency Funds	1.3
Municipal Bond Fund	1.1
International Small Cap Equity Funds	1.0
U.S. Momentum Fund	0.4
U.S. Small Cap Value Funds	0.2
Total Investments	103.7
Other Assets and Liabilites, Net	(3.7)
Total Net Assets	100.0%
IQ Hedge Long/Short Tracker ETF
Net Assets ($ mil): $9.3
Asset Class	% of Net Assets
U.S. Large Cap Core Funds	23.7%
Investment Grade Corporate Bond Funds	21.5
International Small Cap Equity Funds	17.7
International Equity Core Funds	11.7
International Large Cap Growth Fund	8.9
Bank Loan Funds	8.5
Money Market Funds	8.3
U.S. REITS Funds	3.4
U.S. Large Cap Growth Funds	3.0
Volatility Note	1.2
U.S. Ultra Short Term Bond Funds	0.3
Total Investments	108.2
Other Assets and Liabilites, Net	(8.2)
Total Net Assets	100.0%

*
Each Fund's portfolio is subject to change.

IQ Hedge Event-Driven Tracker ETF
Net Assets ($ mil): $9.5
Asset Class	% of Net Assets
Investment Grade Corporate Bond Funds	43.7%
Convertible Bond Funds	25.8
Bank Loan Funds	22.6
U.S. Small Cap Growth Funds	7.7
Money Market Funds	3.0
U.S. Ultra Short Term Bond Funds	0.2
Total Investments	103.0
Other Assets and Liabilites, Net	(3.0)
Total Net Assets	100.0%
IQ Real Return ETF
Net Assets ($ mil): $53.2
Asset Class	% of Net Assets
U.S. Ultra Short Term Bond Funds	74.9%
Money Market Funds	18.1
U.S. Medium Term Treasury Bond Funds	7.5
U.S. Large Cap Core Funds	7.5
Japanese Yen Fund	4.0
Euro Fund	3.0
U.S. Long Term Treasury Bond Funds	2.5
Oil Fund	0.5
Total Investments	118.0
Other Assets and Liabilites, Net	(18.0)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries* (unaudited) (continued)

April 30, 2021
IQ S&P High Yield Low Volatility Bond ETF
Net Assets ($ mil): $106.2
Industry	% of Net Assets
Consumer Discretionary	15.6%
Media	12.4
Health Care	12.2
Industrials	9.1
Consumer Staples	8.6
Materials	7.7
Telecommunication Services	6.0
Energy	5.9
Financials	4.8
Information Technology	4.5
Real Estate	4.3
Utilities	4.3
Transportation	2.4
Money Market Funds	1.7
Total Investments	99.5
Other Assets and Liabilites, Net	0.5
Total Net Assets	100.0%
IQ Merger Arbitrage ETF
Net Assets ($ mil): $746.3
Industry	% of Net Assets
Information Technology	24.7%
Money Market Funds	23.7
Industrials	14.8
Health Care	13.2
Financials	12.6
Utilities	4.8
Consumer Discretionary	4.4
U.S. Ultra Short Term Bond Funds	4.0
Communication Services	1.7
Materials	0.8
Energy	0.3
Total Investments	105.0
Other Assets and Liabilites, Net	(5.0)
Total Net Assets	100.0%

*
Each Fund's portfolio is subject to change.

IQ Global Resources ETF
Net Assets ($ mil): $20.0
Industry	% of Net Assets
Precious Metals	16.3%
Industrial Metals	15.6
Coal	14.8
Timber	14.4
Livestock	9.1
Energy	7.3
Water	6.9
Grains Food Fiber	6.6
Money Market Funds	5.9
Cash	4.8
Total Investments	101.7
Other Assets and Liabilites, Net	(1.7)
Total Net Assets	100.0%
IQ U.S. Real Estate Small Cap ETF
Net Assets ($ mil): $52.3
Asset Class	% of Net Assets
Specialized REITs	22.1%
Retail REITs	16.8
Mortgage REITs	15.8
Hotel REITs	14.0
Diversified REITs	14.0
Office REITs	11.6
Residential REITs	5.3
Money Market Funds	1.7
Total Investments	101.3
Other Assets and Liabilites, Net	(1.3)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries* (unaudited) (continued)

April 30, 2021
IQ 500 International ETF
Net Assets ($ mil): $244.3
Industry	% of Net Assets
Industrials	22.0%
Consumer Discretionary	16.4
Materials	12.5
Financials	9.5
Consumer Staples	9.0
Energy	7.2
Communication Services	7.0
Utilities	5.5
Information Technology	5.1
Health Care	4.8
Money Market Funds	4.4
Total Investments	103.4
Other Assets and Liabilites, Net	(3.4)
Total Net Assets	100.0%
IQ 50 Percent Hedged FTSE International ETF
Net Assets ($ mil): $310.4
Industry	% of Net Assets
Financials	16.9%
Industrials	15.1
Consumer Discretionary	12.5
Information Technology	11.4
Health Care	10.9
Consumer Staples	9.4
Materials	8.7
Communication Services	5.3
Real Estate	3.3
Utilities	3.3
Money Market Funds	3.0
Energy	3.0
Insurance	0.0(a)
Total Investments	102.8
Other Assets and Liabilites, Net	(2.8)
Total Net Assets	100.0%

*
Each Fund's portfolio is subject to change.

(a)
Less than 0.05%.

IQ Healthy Hearts ETF
Net Assets ($ mil): $6.6
Industry	% of Net Assets
Health Care	63.3%
Consumer Discretionary	14.4
Consumer Staples	9.5
Information Technology	5.5
Communication Services	5.5
Industrials	1.1
Money Market Funds	1.0
Real Estate	0.5
Total Investments	100.8
Other Assets and Liabilites, Net	(0.8)
Total Net Assets	100.0%
IQ Candriam ESG International Equity ETF
Net Assets ($ mil): $187.0
Industry	% of Net Assets
Financials	17.7%
Industrials	16.4
Health Care	12.0
Information Technology	10.3
Consumer Discretionary	10.0
Materials	8.5
Consumer Staples	8.2
Communication Services	6.3
Energy	4.1
Real Estate	3.2
Utilities	2.9
Money Market Funds	1.4
Total Investments	101.0
Other Assets and Liabilites, Net	(1.0)
Total Net Assets	100.0%

See notes to financial statements.

Portfolio Summaries* (unaudited) (continued)

April 30, 2021
IQ Candriam ESG U.S. Equity ETF
Net Assets ($ mil): $410.7
Industry	% of Net Assets
Information Technology	34.9%
Health Care	14.7
Communication Services	11.2
Consumer Discretionary	9.4
Financials	8.2
Industrials	6.9
Consumer Staples	5.8
Real Estate	3.3
Materials	2.8
Utilities	1.4
Energy	1.1
Money Market Funds	0.2
Total Investments	99.9
Other Assets and Liabilites, Net	0.1
Total Net Assets	100.0%
IQ Chaikin U.S. Small Cap ETF
Net Assets ($ mil): $206.7
Industry	% of Net Assets
Financials	27.2%
Industrials	17.8
Health Care	14.1
Information Technology	12.4
Consumer Discretionary	9.7
Materials	4.4
Energy	3.6
Consumer Staples	3.3
Communication Services	3.0
Real Estate	2.3
Utilities	2.1
Money Market Funds	1.6
Total Investments	101.5
Other Assets and Liabilites, Net	(1.5)
Total Net Assets	100.0%
IQ Chaikin U.S. Large Cap ETF
Net Assets ($ mil): $305.6
Industry	% of Net Assets
Information Technology	26.7%
Health Care	16.7
Financials	13.2
Industrials	10.7
Communication Services	9.2
Consumer Discretionary	9.1
Real Estate	5.2
Consumer Staples	4.0
Utilities	2.0
Materials	2.0
Energy	1.0
Money Market Funds	0.1
Total Investments	99.9
Other Assets and Liabilites, Net	0.1
Total Net Assets	100.0%

*
Each Fund's portfolio is subject to change.

See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF

April 30, 2021
	Shares	Value
Exchange Traded Note — 0.0%(a)
Volatility Note — 0.0%(a)
iPath Series B S&P 500 VIX Short-Term Futures ETN*(b)
(Cost $277,090)	5,321	$213,692
Exchange Traded Vehicles — 3.9%
Gold Funds — 1.6%
Aberdeen Standard Physical Gold Shares ETF*(b)	49,217	835,705
Graniteshares Gold Trust*	21,139	371,623
iShares Gold Trust*	603,086	10,161,999
SPDR Gold MiniShares Trust*(b)	82,715	1,455,784
Total Gold Funds		12,825,111
Silver Funds — 1.4%
Aberdeen Standard Physical Silver Shares ETF*	26,339	657,948
iShares Silver Trust*	429,349	10,308,670
Total Silver Funds		10,966,618
U.S. Dollar Fund — 0.9%
Invesco DB U.S. Dollar Index Bullish Fund*(b)	277,833	6,829,135
Total Exchange Traded Vehicles
(Cost $30,483,695)		30,620,864
Investment Companies — 96.1%
Bank Loan Funds — 11.1%
Invesco Senior Loan ETF(b)	2,406,004	53,292,989
SPDR Blackstone Senior Loan ETF(b)	765,751	35,155,628
Total Bank Loan Funds		88,448,617
BRIC Equity Funds — 2.4%
iShares MSCI China ETF(b)	177,847	14,579,897
SPDR S&P China ETF(b)	31,897	4,203,387
Total BRIC Equity Funds		18,783,284
Broad Funds — 0.3%
FlexShares Global Upstream Natural Resources Index Fund(b)	50,724	1,910,773
SPDR S&P Global Natural Resources ETF	14,428	753,142
Total Broad Funds		2,663,915
Convertible Bond Funds — 12.0%
iShares Convertible Bond ETF	186,043	18,721,507
SPDR Bloomberg Barclays Convertible Securities ETF(b)	900,093	76,804,936
Total Convertible Bond Funds		95,526,443
Emerging Bonds — Local Currency Funds — 2.0%
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	162,407	4,302,161
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	367,681	11,438,556
Total Emerging Bonds — Local Currency Funds		15,740,717
Emerging Bonds — USD Funds — 2.0%
iShares J.P. Morgan USD Emerging Markets Bond ETF(b)	123,686	13,746,462
Vanguard Emerging Markets Government Bond ETF	26,362	2,078,380
Total Emerging Bonds — USD Funds		15,824,842
	Shares	Value
Investment Companies (continued)
Emerging Equity Funds — 5.6%
iShares Core MSCI Emerging Markets ETF	342,218	$22,405,012
Vanguard FTSE Emerging Markets ETF(b)	424,463	22,488,050
Total Emerging Equity Funds		44,893,062
Emerging Markets Small Cap Equity Fund — 1.9%
SPDR S&P Emerging Markets SmallCap ETF	265,889	15,549,189
Europe Equity Funds — 1.5%
iShares Core MSCI Europe ETF(b)	44,842	2,536,712
Vanguard FTSE Europe ETF	144,813	9,559,106
Total Europe Equity Funds		12,095,818
Floating Rate — Investment Grade Funds — 2.5%
iShares Floating Rate Bond ETF(b)	284,918	14,459,589
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	174,004	5,328,002
Total Floating Rate — Investment Grade Funds		19,787,591
High Yield Corporate Bond Funds — 0.7%
iShares iBoxx High Yield Corporate Bond ETF(b)	35,764	3,127,204
SPDR Bloomberg Barclays High Yield Bond ETF(b)	14,080	1,537,677
Xtrackers USD High Yield Corporate Bond ETF(b)	24,943	1,000,963
Total High Yield Corporate Bond Funds		5,665,844
International Bond Fund — 3.3%
SPDR Bloomberg Barclays International Treasury Bond ETF	885,854	26,238,995
International Equity Core Funds — 0.1%
iShares Core MSCI EAFE ETF	4,944	367,388
Vanguard FTSE Developed Markets ETF(b)	7,762	392,835
Total International Equity Core Funds		760,223
International Large Cap Growth Fund — 0.1%
iShares MSCI EAFE Growth ETF	5,520	577,171
International Small Cap Equity Funds — 0.7%
Schwab International Small-Cap Equity ETF(b)	35,234	1,449,174
Vanguard FTSE All World ex-U.S. Small-Cap ETF	28,670	3,837,480
Total International Small Cap Equity Funds		5,286,654
Investment Grade Corporate Bond Funds — 17.2%
iShares Broad USD Investment Grade Corporate Bond ETF	9,551	568,762
iShares iBoxx $ Investment Grade Corporate Bond ETF(b)	32,491	4,261,195
SPDR Portfolio Short Term Corporate Bond ETF	668,424	20,941,724
Vanguard Intermediate-Term Corporate Bond ETF	46,236	4,337,862

See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2021
	Shares	Value
Investment Companies (continued)
Investment Grade Corporate Bond Funds (continued)
Vanguard Short-Term Corporate Bond ETF(b)	1,288,517	$106,599,011
Total Investment Grade Corporate Bond Funds		136,708,554
Japan Equity Fund — 1.0%
iShares MSCI Japan ETF(b)	121,861	8,215,869
Mortgage Backed Securities Funds — 0.3%
iShares MBS ETF	12,942	1,408,866
SPDR Portfolio Mortgage Backed Bond ETF(b)	7,243	188,535
Vanguard Mortgage-Backed Securities ETF(b)	13,855	743,321
Total Mortgage Backed Securities Funds		2,340,722
Municipal Bond Fund — 0.1%
VanEck Vectors High Yield Muni ETF(b)	10,751	673,873
U.S. Large Cap Core Funds — 0.9%
Energy Select Sector SPDR Fund	99,068	4,892,968
Financial Select Sector SPDR Fund	18,930	686,402
Health Care Select Sector SPDR Fund(b)	530	64,305
Technology Select Sector SPDR Fund	2,955	412,813
Vanguard Energy ETF(b)	15,134	1,033,501
Vanguard Financials ETF	1,872	168,106
Vanguard Health Care ETF	398	94,815
Vanguard Information Technology ETF	322	121,375
Total U.S. Large Cap Core Funds		7,474,285
U.S. Large Cap Growth Funds — 0.2%
Schwab U.S. Large-Cap Growth ETF(b)	1,430	199,757
Vanguard Growth ETF	3,740	1,027,789
Vanguard Mega Cap Growth ETF	653	144,940
Vanguard Russell 1000 Growth ETF	1,268	84,702
Total U.S. Large Cap Growth Funds		1,457,188
U.S. Long Term Treasury Bond Funds — 0.2%
iShares 20+ Year Treasury Bond ETF(b)	7,888	1,093,592
SPDR Portfolio Long Term Treasury ETF	6,153	245,012
Vanguard Long-Term Treasury ETF	1,894	160,157
Total U.S. Long Term Treasury Bond Funds		1,498,761
U.S. Medium Term Treasury Bond Funds — 3.9%
iShares 3-7 Year Treasury Bond ETF(b)	119,194	15,546,473
Schwab Intermediate-Term U.S. Treasury ETF	97,091	5,504,089
Vanguard Intermediate-Term Treasury ETF	146,655	9,915,345
Total U.S. Medium Term Treasury Bond Funds		30,965,907
U.S. Momentum Fund — 0.1%
iShares MSCI USA Momentum Factor ETF(b)	6,554	1,128,664
U.S. Small Cap Growth Funds — 2.6%
iShares Russell 2000 Growth ETF(b)	23,967	7,348,522
	Shares	Value
Investment Companies (continued)
U.S. Small Cap Growth Funds (continued)
iShares S&P Small-Cap 600 Growth ETF(b)	28,923	$3,776,765
Vanguard Small-Cap Growth ETF	33,003	9,394,304
Total U.S. Small Cap Growth Funds		20,519,591
U.S. Small Cap Value Funds — 0.1%
iShares Russell 2000 Value ETF(b)	1,351	219,376
iShares S&P Small-Cap 600 Value ETF(b)	1,137	116,474
Vanguard Small-Cap Value ETF	1,809	311,600
Total U.S. Small Cap Value Funds		647,450
U.S. Ultra Short Term Bond Funds — 23.3%
Goldman Sachs Access Treasury 0-1 Year ETF	375,594	$37,604,471
Invesco Treasury Collateral ETF	112,039	11,840,282
IQ Ultra Short Duration ETF†	2,333,212	115,750,647
iShares Short Treasury Bond ETF(b)(c)	181,344	20,040,325
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF(b)	4,711	431,057
Total U.S. Ultra Short Term Bond Funds		185,666,782
Total Investment Companies
(Cost $737,304,759)		765,140,011
Short-Term Investments — 7.9%
Money Market Funds — 7.9%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(d)(e)	62,670,538	62,670,538
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%(d)	160,238	160,238
Total Short-Term Investments
(Cost $62,830,776)		62,830,776
Total Investments — 107.9%
(Cost $830,896,320)		858,805,343
Other Assets and Liabilities, Net — (7.9)%		(63,228,042)
Net Assets — 100.0%		$795,577,301

*
Non-income producing securities.

†
Affiliated Fund.

(a)
Less than 0.05%.

(b)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $98,707,740; total market value of collateral held by the Fund was $101,450,142. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $38,779,604.

(c)
All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $1,105,100.

(d)
Reflects the 1-day yield at April 30, 2021.

(e)
Represents security purchased with cash collateral received for securities on loan.

See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2021
Total Return Swap contracts outstanding at April 30, 2021:
Total Return Benchmark	Counterparty	Floating Rate(f)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(g)
Aberdeen Standard Physical Gold Shares ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	$31,888	$—
Aberdeen Standard Physical Gold Shares ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	31,888	—
Aberdeen Standard Physical Silver Shares ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	25,105	—
Aberdeen Standard Physical Silver Shares ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	25,105	—
Consumer Discretionary Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF – 0.05%	7/02/2021	Monthly	(123,455)	—
Consumer Discretionary Select Sector SPDR Fund	Merrill Lynch	1-Month LIBOR	3/31/2022	Monthly	(123,455)	—
Energy Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	186,744	—
Energy Select Sector SPDR Fund	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	186,744	—
Fidelity MSCI Real Estate Index ETF	Morgan Stanley	1-Day FEDEF – 19.67%	7/02/2021	Monthly	(128,606)	—
Fidelity MSCI Real Estate Index ETF	Merrill Lynch	1-Month LIBOR	3/31/2022	Monthly	(128,606)	—
Financial Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	26,180	—
Financial Select Sector SPDR Fund	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	26,180	—
FlexShares Global Upstream Natural Resources Index Fund	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	72,929	—
FlexShares Global Upstream Natural Resources Index Fund	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	72,929	—
Goldman Sachs Access Treasury 0-1 Year ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	1,435,120	—
Goldman Sachs Access Treasury 0-1 Year ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	1,435,120	—
Graniteshares Gold Trust	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	14,169	—
Graniteshares Gold Trust	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	14,169	—
Health Care Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	2,427	—
Health Care Select Sector SPDR Fund	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	2,427	—
Invesco DB U.S. Dollar Index Bullish Fund	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	260,646	—
Invesco DB U.S. Dollar Index Bullish Fund	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	260,646	—
Invesco KBW Bank ETF	Morgan Stanley	1-Day FEDEF – 3.47%	7/02/2021	Monthly	(135,678)	—
Invesco KBW Bank ETF	Merrill Lynch	1-Month LIBOR	3/31/2022	Monthly	(135,678)	—
Invesco Preferred ETF	Morgan Stanley	1-Day FEDEF – 1.02%	7/02/2021	Monthly	(1,924,077)	—
Invesco Preferred ETF	Merrill Lynch	1-Month LIBOR	3/31/2022	Monthly	(1,924,077)	—
Invesco Senior Loan ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	2,033,924	—
Invesco Senior Loan ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	2,033,924	—
Invesco Treasury Collateral ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	451,888	—
Invesco Treasury Collateral ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	451,888	—
iPath Series B S&P 500 VIX Short-Term Futures ETN	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	8,152	—
iPath Series B S&P 500 VIX Short-Term Futures ETN	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	8,152	—
IQ Ultra Short Duration ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	4,229,649	—
See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2021
Total Return Swap contracts outstanding at April 30, 2021: (continued)
Total Return Benchmark	Counterparty	Floating Rate(f)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(g)
IQ Ultra Short Duration ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	$4,258,919	$—
iShares 0-5 Year High Yield Corporate Bond ETF	Morgan Stanley	1-Day FEDEF – 0.72%	7/02/2021	Monthly	(287,843)	—
iShares 0-5 Year High Yield Corporate Bond ETF	Merrill Lynch	1-Month LIBOR	3/31/2022	Monthly	(287,843)	—
iShares 20+ Year Treasury Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	41,731	—
iShares 20+ Year Treasury Bond ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	41,731	—
iShares 3-7 Year Treasury Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	593,326	—
iShares 3-7 Year Treasury Bond ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	593,326	—
iShares Broad USD Investment Grade Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	21,736	—
iShares Broad USD Investment Grade Corporate Bond ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	21,736	—
iShares Convertible Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	714,574	—
iShares Convertible Bond ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	714,574	—
iShares Core MSCI EAFE ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	14,045	—
iShares Core MSCI EAFE ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	14,045	—
iShares Core MSCI Emerging Markets ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	855,038	—
iShares Core MSCI Emerging Markets ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	855,038	—
iShares Core MSCI Europe ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	96,848	—
iShares Core MSCI Europe ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	96,848	—
iShares Core S&P U.S. Value ETF	Morgan Stanley	1-Day FEDEF – 0.62%	7/02/2021	Monthly	(881,933)	—
iShares Core S&P U.S. Value ETF	Merrill Lynch	1-Month LIBOR	3/31/2022	Monthly	(881,933)	—
iShares Core U.S. REIT ETF	Morgan Stanley	1-Day FEDEF – 3.07%	7/02/2021	Monthly	(166,542)	—
iShares Core U.S. REIT ETF	Merrill Lynch	1-Month LIBOR	3/31/2022	Monthly	(166,542)	—
iShares Floating Rate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	551,856	—
iShares Floating Rate Bond ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	551,856	—
iShares Gold Trust	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	387,820	—
iShares Gold Trust	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	387,820	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	162,626	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	162,626	—
iShares iBoxx High Yield Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	119,356	—
iShares iBoxx High Yield Corporate Bond ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	119,356	—
iShares J.P. Morgan USD Emerging Markets Bond ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	524,581	—
iShares J.P. Morgan USD Emerging Markets Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	524,581	—
iShares MBS ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	53,777	—
See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2021
Total Return Swap contracts outstanding at April 30, 2021: (continued)
Total Return Benchmark	Counterparty	Floating Rate(f)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(g)
iShares MBS ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	$53,777	$—
iShares MSCI China ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	556,398	—
iShares MSCI China ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	556,398	—
iShares MSCI EAFE Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	22,062	—
iShares MSCI EAFE Growth ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	22,062	—
iShares MSCI Emerging Markets Min Vol Factor ETF	Morgan Stanley	1-Day FEDEF – 0.35%	7/02/2021	Monthly	(3,986,787)	—
iShares MSCI Emerging Markets Min Vol Factor ETF	Merrill Lynch	1-Month LIBOR	3/31/2022	Monthly	(3,986,787)	—
iShares MSCI Japan ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	313,570	—
iShares MSCI Japan ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	313,570	—
iShares MSCI USA Momentum Factor ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	43,053	—
iShares MSCI USA Momentum Factor ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	43,053	—
iShares Preferred & Income Securities ETF	Morgan Stanley	1-Day FEDEF – 1.57%	7/02/2021	Monthly	(5,255,073)	—
iShares Preferred & Income Securities ETF	Merrill Lynch	1-Month LIBOR	3/31/2022	Monthly	(5,255,073)	—
iShares Russell 2000 Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	280,548	—
iShares Russell 2000 Growth ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	280,548	—
iShares Russell 2000 Value ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	8,281	—
iShares Russell 2000 Value ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	8,281	—
iShares S&P Small-Cap 600 Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	144,160	—
iShares S&P Small-Cap 600 Growth ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	144,160	—
iShares S&P Small-Cap 600 Value ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	4,507	—
iShares S&P Small-Cap 600 Value ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	4,507	—
iShares Short Treasury Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	764,840	—
iShares Short Treasury Bond ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	764,840	—
iShares Silver Trust	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	393,428	—
iShares Silver Trust	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	393,428	—
iShares TIPS Bond ETF	Morgan Stanley	1-Day FEDEF – 0.35%	7/02/2021	Monthly	(338,936)	—
iShares TIPS Bond ETF	Merrill Lynch	1-Month LIBOR	3/31/2022	Monthly	(338,936)	—
Schwab Intermediate-Term U.S. Treasury ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	210,093	—
Schwab Intermediate-Term U.S. Treasury ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	210,093	—
Schwab International Small-Cap Equity ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	55,320	—
Schwab International Small-Cap Equity ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	55,320	—
Schwab U.S. Large-Cap Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	7,543	—
See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2021
Total Return Swap contracts outstanding at April 30, 2021: (continued)
Total Return Benchmark	Counterparty	Floating Rate(f)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(g)
Schwab U.S. Large-Cap Growth ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	$7,543	$—
Schwab U.S. Large-Cap Value ETF	Morgan Stanley	1-Day FEDEF – 1.47%	7/02/2021	Monthly	(886,105)	—
Schwab U.S. Large-Cap Value ETF	Merrill Lynch	1-Month LIBOR	3/31/2022	Monthly	(886,105)	—
Schwab U.S. TIPS ETF	Morgan Stanley	1-Day FEDEF – 1.97%	7/02/2021	Monthly	(214,890)	—
Schwab U.S. TIPS ETF	Merrill Lynch	1-Month LIBOR	3/31/2022	Monthly	(214,890)	—
SPDR Blackstone Senior Loan ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	1,341,720	—
SPDR Blackstone Senior Loan ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	1,341,720	—
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	16,470	—
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	16,470	—
SPDR Bloomberg Barclays Convertible Securities ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	2,931,256	—
SPDR Bloomberg Barclays Convertible Securities ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	2,931,256	—
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	164,185	—
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	164,185	—
SPDR Bloomberg Barclays High Yield Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	58,755	—
SPDR Bloomberg Barclays High Yield Bond ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	58,755	—
SPDR Bloomberg Barclays International Treasury Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	1,001,393	—
SPDR Bloomberg Barclays International Treasury Bond ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	1,001,393	—
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	203,347	—
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	203,347	—
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	Morgan Stanley	1-Day FEDEF – 0.35%	7/02/2021	Monthly	(253,336)	—
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	Merrill Lynch	1-Month LIBOR	3/31/2022	Monthly	(253,336)	—
SPDR Dow Jones International Real Estate ETF	Morgan Stanley	1-Day FEDEF – 0.82%	7/02/2021	Monthly	(630,101)	—
SPDR Dow Jones International Real Estate ETF	Merrill Lynch	1-Month LIBOR	3/31/2022	Monthly	(630,101)	—
SPDR Gold MiniShares Trust	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	55,563	—
SPDR Gold MiniShares Trust	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	55,563	—
SPDR Portfolio Long Term Treasury ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	9,358	—
SPDR Portfolio Long Term Treasury ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	9,358	—
SPDR Portfolio Mortgage Backed Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	7,184	—
SPDR Portfolio Mortgage Backed Bond ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	7,184	—
SPDR Portfolio S&P 500 Value ETF	Morgan Stanley	1-Day FEDEF – 0.57%	7/02/2021	Monthly	(996,876)	—
SPDR Portfolio S&P 500 Value ETF	Merrill Lynch	1-Month LIBOR	3/31/2022	Monthly	(996,876)	—
SPDR Portfolio Short Term Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	799,260	—
SPDR Portfolio Short Term Corporate Bond ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	799,260	—
See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2021
Total Return Swap contracts outstanding at April 30, 2021: (continued)
Total Return Benchmark	Counterparty	Floating Rate(f)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(g)
SPDR S&P Bank ETF	Morgan Stanley	1-Day FEDEF – 0.35%	7/02/2021	Monthly	$(221,653)	$—
SPDR S&P Bank ETF	Merrill Lynch	1-Month LIBOR	3/31/2022	Monthly	(221,653)	—
SPDR S&P China ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	160,508	—
SPDR S&P China ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	160,508	—
SPDR S&P Emerging Markets SmallCap ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	593,455	—
SPDR S&P Emerging Markets SmallCap ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	593,455	—
SPDR S&P Global Natural Resources ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	28,762	—
SPDR S&P Global Natural Resources ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	28,762	—
Technology Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	15,786	—
Technology Select Sector SPDR Fund	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	15,786	—
VanEck Vectors High Yield Muni ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	25,699	—
VanEck Vectors High Yield Muni ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	25,699	—
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	436,567	—
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	436,567	—
Vanguard Consumer Discretionary ETF	Morgan Stanley	1-Day FEDEF – 3.62%	7/02/2021	Monthly	(35,801)	—
Vanguard Consumer Discretionary ETF	Merrill Lynch	1-Month LIBOR	3/31/2022	Monthly	(35,801)	—
Vanguard Emerging Markets Government Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	79,313	—
Vanguard Emerging Markets Government Bond ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	79,313	—
Vanguard Energy ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	39,472	—
Vanguard Energy ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	39,472	—
Vanguard Financials ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	6,376	—
Vanguard Financials ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	6,376	—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	146,432	—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	146,432	—
Vanguard FTSE Developed Markets ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	14,981	—
Vanguard FTSE Developed Markets ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	14,981	—
Vanguard FTSE Emerging Markets ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	858,276	—
Vanguard FTSE Emerging Markets ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	858,276	—
Vanguard FTSE Europe ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	364,837	—
Vanguard FTSE Europe ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	364,837	—
Vanguard Global ex-U.S. Real Estate ETF	Morgan Stanley	1-Day FEDEF – 0.35%	7/02/2021	Monthly	(3,454,170)	—
Vanguard Global ex-U.S. Real Estate ETF	Merrill Lynch	1-Month LIBOR	3/31/2022	Monthly	(3,454,170)	—
Vanguard Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	39,023	—
See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2021
Total Return Swap contracts outstanding at April 30, 2021: (continued)
Total Return Benchmark	Counterparty	Floating Rate(f)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(g)
Vanguard Growth ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	$39,023	$—
Vanguard Health Care ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	3,573	—
Vanguard Health Care ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	3,573	—
Vanguard Information Technology ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	4,523	—
Vanguard Information Technology ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	4,523	—
Vanguard Intermediate-Term Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	165,592	—
Vanguard Intermediate-Term Corporate Bond ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	165,592	—
Vanguard Intermediate-Term Treasury ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	378,413	—
Vanguard Intermediate-Term Treasury ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	378,413	—
Vanguard Long-Term Treasury ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	6,088	—
Vanguard Long-Term Treasury ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	6,088	—
Vanguard Mega Cap Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	5,549	—
Vanguard Mega Cap Growth ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	5,549	—
Vanguard Mortgage-Backed Securities ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	28,381	—
Vanguard Mortgage-Backed Securities ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	28,381	—
Vanguard Real Estate ETF	Morgan Stanley	1-Day FEDEF – 0.15%	7/02/2021	Monthly	(3,413,009)	—
Vanguard Real Estate ETF	Merrill Lynch	1-Month LIBOR	3/31/2022	Monthly	(3,413,009)	—
Vanguard Russell 1000 Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	3,206	—
Vanguard Russell 1000 Growth ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	3,206	—
Vanguard Russell 1000 Value	Morgan Stanley	1-Day FEDEF – 5.37%	7/02/2021	Monthly	(419,299)	—
Vanguard Russell 1000 Value	Merrill Lynch	1-Month LIBOR	3/31/2022	Monthly	(419,299)	—
Vanguard Short-Term Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	4,068,330	—
Vanguard Short-Term Corporate Bond ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	4,068,330	—
Vanguard Small-Cap Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	358,659	—
Vanguard Small-Cap Growth ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	358,659	—
Vanguard Small-Cap Value ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	11,885	—
Vanguard Small-Cap Value ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	11,885	—
Vanguard Value ETF	Morgan Stanley	1-Day FEDEF – 0.35%	7/02/2021	Monthly	(7,054,914)	—
Vanguard Value ETF	Merrill Lynch	1-Month LIBOR	3/31/2022	Monthly	(7,054,914)	—
Xtrackers USD High Yield Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	38,204	—
Xtrackers USD High Yield Corporate Bond ETF	Merrill Lynch	1-Month LIBOR + 0.50%	3/31/2022	Monthly	38,204	—
						$—

See notes to financial statements.

Schedule of Investments — IQ Hedge Multi-Strategy Tracker ETF (continued)

April 30, 2021
Total Return Swap contracts outstanding at April 30, 2021: (continued)
Cash posted has been segregated as collateral for swaps in the amount of  $570,000 at April 30, 2021.
The total value of securities segregated as collateral for swap contracts with counterparty Morgan Stanley amounted to $1,105,100 and with Merrill Lynch amounted to $ — at April 30, 2021. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(f)
Portfolio pays or receives the floating rate and receives or pays the total return of the reference rate entity.

(g)
Reflects the value at reset date of April 30, 2021.

Abbreviations
FEDEF — Federal Funds Effective Rate
LIBOR — London InterBank Offered Rate
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2021. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(h)
Exchange Traded Note	$213,692	$—	$—	$213,692
Exchange Traded Vehicles	30,620,864	—	—	30,620,864
Investment Companies	765,140,011	—	—	765,140,011
Short-Term Investments:
Money Market Funds	62,830,776	—	—	62,830,776
Total Investments in Securities	858,805,343	—	—	858,805,343
Other Financial Instruments:(i)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$858,805,343	$—	$—	$858,805,343
Liability Valuation Inputs
Other Financial Instruments:(i)
Swap Contracts	$—	$—	$—	$—

(h)
For a complete listing of investments and their industries, see the Schedule of Investments.

(i)
Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2021, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2).
A summary of the Fund’s transactions with affiliated fund during the year ended April 30, 2021 is as follows:
Affiliated Holdings
	Shares at 04/30/2020	Value ($) at 04/30/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 04/30/2021	Value ($) at 04/30/2021
Invesco Treasury Collateral ETF(j)	403,476	42,760,387	28,541,567	(59,318,362)	(176,558)	33,248	122,785	—	112,039	11,840,282
IQ Ultra Short Duration ETF	1,137,443	56,246,556	154,421,669	(95,078,285)	1,067,120	(906,413)	1,029,327	561,469	2,333,212	115,750,647
	1,540,919	99,006,943	182,963,236	(154,396,647)	890,562	(873,165)	1,152,112	561,469	2,445,251	127,590,929
For more information on the determination, please refer to Note 6.

(j)
As of April 30, 2021, this security was no longer considered to be an affiliate of the Fund.

See notes to financial statements.

Schedule of Investments  — IQ Hedge Macro Tracker ETF

April 30, 2021
	Shares	Value
Exchange Traded Vehicles — 8.0%
Gold Funds — 2.9%
Aberdeen Standard Physical Gold Shares ETF*(a)	473	$8,032
Graniteshares Gold Trust*	203	3,569
iShares Gold Trust*	5,790	97,562
SPDR Gold MiniShares Trust*(a)	794	13,974
Total Gold Funds		123,137
Silver Funds — 2.5%
Aberdeen Standard Physical Silver Shares ETF*	253	6,320
iShares Silver Trust*	4,122	98,969
Total Silver Funds		105,289
U.S. Dollar Fund — 2.6%
Invesco DB U.S. Dollar Index Bullish Fund*(a)	4,621	113,584
Total Exchange Traded Vehicles
(Cost $338,366)		342,010
Investment Companies — 92.1%
BRIC Equity Funds — 7.8%
iShares MSCI China ETF(a)	3,147	257,991
SPDR S&P China ETF(a)	564	74,324
Total BRIC Equity Funds		332,315
Broad Funds — 1.1%
FlexShares Global Upstream Natural Resources Index Fund(a)	897	33,790
SPDR S&P Global Natural Resources ETF	255	13,311
Total Broad Funds		47,101
Convertible Bond Funds — 10.2%
iShares Convertible Bond ETF	851	85,636
SPDR Bloomberg Barclays Convertible Securities ETF(a)	4,115	351,133
Total Convertible Bond Funds		436,769
Emerging Bonds — Local Currency Funds — 6.2%
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	2,729	72,291
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	6,179	192,229
Total Emerging Bonds — Local Currency Funds		264,520
Emerging Bonds — USD Funds — 2.8%
iShares J.P. Morgan USD Emerging Markets Bond ETF(a)	926	102,916
Vanguard Emerging Markets Government Bond ETF	197	15,531
Total Emerging Bonds — USD Funds		118,447
Emerging Equity Funds — 7.4%
iShares Core MSCI Emerging Markets ETF	2,412	157,914
Vanguard FTSE Emerging Markets ETF(a)	2,992	158,516
Total Emerging Equity Funds		316,430
	Shares	Value
Investment Companies (continued)
Emerging Small Cap Equity Fund — 2.9%
SPDR S&P Emerging Markets SmallCap ETF(a)	2,096	$122,574
Europe Equity Funds — 2.7%
iShares Core MSCI Europe ETF(a)	431	24,382
Vanguard FTSE Europe ETF	1,390	91,754
Total Europe Equity Funds		116,136
Floating Rate — Investment Grade Funds — 6.1%
iShares Floating Rate Bond ETF	3,750	190,312
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	2,290	70,120
Total Floating Rate — Investment Grade Funds		260,432
High Yield Corporate Bond Funds — 3.9%
iShares iBoxx High Yield Corporate Bond ETF(a)	1,060	92,686
SPDR Bloomberg Barclays High Yield Bond ETF(a)	418	45,650
Xtrackers USD High Yield Corporate Bond ETF(a)	740	29,696
Total High Yield Corporate Bond Funds		168,032
Investment Grade Corporate Bond Funds — 2.1%
SPDR Portfolio Short Term Corporate Bond ETF	477	14,944
Vanguard Short-Term Corporate Bond ETF	919	76,029
Total Investment Grade Corporate Bond Funds		90,973
Japan Equity Fund — 1.9%
iShares MSCI Japan ETF(a)	1,170	78,881
U.S. Large Cap Core Funds — 1.3%
Energy Select Sector SPDR Fund(a)	960	47,414
Vanguard Energy ETF(a)	147	10,039
Total U.S. Large Cap Core Funds		57,453
U.S. Large Cap Growth Funds — 0.3%
Schwab U.S. Large-Cap Growth ETF(a)	12	1,676
Vanguard Growth ETF	31	8,519
Vanguard Mega Cap Growth ETF	5	1,110
Vanguard Russell 1000 Growth ETF	12	802
Total U.S. Large Cap Growth Funds		12,107
U.S. Long Term Treasury Bond Funds — 0.3%
iShares 20+ Year Treasury Bond ETF(a)	76	10,537
SPDR Portfolio Long Term Treasury ETF	59	2,349
Vanguard Long-Term Treasury ETF	18	1,522
Total U.S. Long Term Treasury Bond Funds		14,408
U.S. Medium Term Treasury Bond Funds — 6.0%
iShares 3-7 Year Treasury Bond ETF(a)	978	127,561

See notes to financial statements.

Schedule of Investments  — IQ Hedge Macro Tracker ETF  (continued)

April 30, 2021
	Shares	Value
Investment Companies (continued)
U.S. Medium Term Treasury Bond Funds (continued)
Schwab Intermediate-Term U.S. Treasury ETF	796	$45,125
Vanguard Intermediate-Term Treasury ETF	1,203	81,335
Total U.S. Medium Term Treasury Bond Funds		254,021
U.S. Ultra Short Term Bond Funds — 29.1%
Goldman Sachs Access Treasury 0-1 Year ETF	2,515	251,802
Invesco Treasury Collateral ETF	750	79,260
IQ Ultra Short Duration ETF†	15,621	774,958
iShares Short Treasury Bond ETF(a)	1,214	134,159
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF(a)	32	2,928
Total U.S. Ultra Short Term Bond Funds		1,243,107
Total Investment Companies
(Cost $3,579,289)		3,933,706
Short-Term Investments — 16.6%
Money Market Funds — 16.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(b)(c)	705,838	705,838
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%(b)	1,271	1,271
Total Short-Term Investments
(Cost $707,109)		707,109

	Shares	Value
Total Investments — 116.7%
(Cost $4,624,764)		$4,982,825
Other Assets and Liabilities, Net — (16.7)%		(710,447)
Net Assets — 100.0%		$4,272,378

*
Non-income producing securities.

†
Affiliated Fund.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $1,148,226; total market value of collateral held by the Fund was $1,181,211. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $475,373.

(b)
Reflects the 1-day yield at April 30, 2021.

(c)
Represents security purchased with cash collateral received for securities on loan.

Total Return Swap contracts outstanding at April 30, 2021:
Total Return Benchmark	Counterparty	Floating Rate(d)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(e)
Aberdeen Standard Physical Gold Shares ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	$747	$—
Aberdeen Standard Physical Silver Shares ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	600	—
Energy Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	4,396	—
Fidelity MSCI Real Estate Index ETF	Morgan Stanley	1-Day FEDEF – 19.67%	5/03/2022	Monthly	(2,580)	—
FlexShares Global Upstream Natural Resources Index Fund	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	3,127	—
Goldman Sachs Access Treasury 0-1 Year ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	23,328	—
Graniteshares Gold Trust	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	334	—
Invesco DB U.S. Dollar Index Bullish Fund	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	10,545	—
Invesco Treasury Collateral ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	7,398	—
IQ Ultra Short Duration ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	71,885	—
iShares 20+ Year Treasury Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	970	—
iShares 3-7 Year Treasury Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	11,869	—
See notes to financial statements.

Schedule of Investments  — IQ Hedge Macro Tracker ETF  (continued)

April 30, 2021
Total Return Swap contracts outstanding at April 30, 2021: (continued)
Total Return Benchmark	Counterparty	Floating Rate(d)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(e)
iShares Broad USD Investment Grade Corporate Bond ETF	Morgan Stanley	1-Day FEDEF – 1.97%	5/03/2022	Monthly	$(4,347)	$—
iShares Convertible Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	8,050	—
iShares Core MSCI Emerging Markets ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	14,665	—
iShares Core MSCI Europe ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	2,263	—
iShares Core U.S. REIT ETF	Morgan Stanley	1-Day FEDEF – 3.07%	5/03/2022	Monthly	(3,338)	—
iShares Floating Rate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	17,661	—
iShares Gold Trust	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	9,048	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Morgan Stanley	1-Day FEDEF – 1.72%	5/03/2022	Monthly	(32,394)	—
iShares iBoxx High Yield Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	8,569	—
iShares JP Morgan USD Emerging Markets Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	9,558	—
iShares MSCI China ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	23,938	—
iShares MSCI Emerging Markets Min Vol Factor ETF	Morgan Stanley	1-Day FEDEF – 0.35%	5/03/2022	Monthly	(127,287)	—
iShares MSCI Japan ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	7,349	—
iShares Short Treasury Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	12,488	—
iShares Silver Trust	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	9,172	—
Schwab Intermediate-Term U.S. Treasury ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	4,195	—
Schwab U.S. Large-Cap Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	140	—
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	275	—
SPDR Bloomberg Barclays Convertible Securities ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	32,596	—
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	6,702	—
SPDR Bloomberg Barclays High Yield Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	4,259	—
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	6,491	—
SPDR Dow Jones International Real Estate ETF	Morgan Stanley	1-Day FEDEF – 0.82%	5/03/2022	Monthly	(20,133)	—
SPDR Gold MiniShares Trust	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	1,302	—
SPDR Portfolio Long Term Treasury ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	199	—
SPDR Portfolio Short Term Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	1,379	—
SPDR S&P China ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	6,853	—
SPDR S&P Emerging Markets SmallCap ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	11,345	—
SPDR S&P Global Natural Resources ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	1,253	—
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	17,826	—
Vanguard Emerging Markets Government Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	1,419	—
See notes to financial statements.

Schedule of Investments  — IQ Hedge Macro Tracker ETF  (continued)

April 30, 2021
Total Return Swap contracts outstanding at April 30, 2021: (continued)
Total Return Benchmark	Counterparty	Floating Rate(d)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(e)
Vanguard Energy ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	$956	$—
Vanguard FTSE Emerging Markets ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	14,728	—
Vanguard FTSE Europe ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	8,515	—
Vanguard Global ex-U.S. Real Estate ETF	Morgan Stanley	1-Day FEDEF – 0.35%	5/03/2022	Monthly	(110,280)	—
Vanguard Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	824	—
Vanguard Intermediate-Term Corporate Bond ETF	Morgan Stanley	1-Day FEDEF – 0.35%	5/03/2022	Monthly	(32,931)	—
Vanguard Intermediate-Term Treasury ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	7,572	—
Vanguard Long-Term Treasury ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	169	—
Vanguard Mega Cap Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	222	—
Vanguard Real Estate ETF	Morgan Stanley	1-Day FEDEF – 0.15%	5/03/2022	Monthly	(68,563)	—
Vanguard Short-Term Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	7,032	—
Xtrackers USD High Yield Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	2,729	—
						$—

At April 30, 2021 there was no collateral held or posted. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(d)
Portfolio pays or receives the floating rate and receives or pays the total return of the reference rate entity.

(e)
Reflects the value at reset date of April 30, 2021.

Abbreviation
FEDEF — Federal Funds Effective Rate
See notes to financial statements.

Schedule of Investments  — IQ Hedge Macro Tracker ETF  (continued)

April 30, 2021
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2021. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(f)
Exchange Traded Vehicles	$342,010	$—	$—	$342,010
Investment Companies	3,933,706	—	—	3,933,706
Short-Term Investments:
Money Market Funds	707,109	—	—	707,109
Total Investments in Securities	4,982,825	—	—	4,982,825
Other Financial Instruments:(g)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$4,982,825	$—	$—	$4,982,825
Liability Valuation Inputs
Other Financial Instruments:(g)
Swap Contracts	$—	$—	$—	$—

(f)
For a complete listing of investments and their industries, see the Schedule of Investments.

(g)
Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2021, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2).
A summary of the Fund’s transactions with affiliated fund during the year ended April 30, 2021 is as follows:
Affiliated Holdings
	Shares at 04/30/2020	Value ($) at 04/30/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 04/30/2021	Value ($) at 04/30/2021
IQ Ultra Short Duration ETF	6,370	314,997	726,507	(267,848)	(1,099)	2,401	6,579	3,528	15,621	774,958
For more information on the determination, please refer to Note 6.
See notes to financial statements.

Schedule of Investments — IQ Hedge Market Neutral Tracker ETF

April 30, 2021
	Shares	Value
Investment Companies — 100.0%
Bank Loan Funds — 18.7%
Invesco Senior Loan ETF	90,091	$1,995,516
SPDR Blackstone Senior Loan ETF	28,673	1,316,377
Total Bank Loan Funds		3,311,893
Convertible Bond Funds — 2.1%
iShares Convertible Bond ETF	728	73,259
SPDR Bloomberg Barclays Convertible Securities ETF	3,520	300,361
Total Convertible Bond Funds		373,620
Emerging Bonds — Local Currency Funds — 1.3%
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	2,427	64,291
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	5,495	170,950
Total Emerging Bonds — Local Currency Funds		235,241
Emerging Equity Funds — 5.9%
iShares Core MSCI Emerging Markets ETF	7,957	520,945
Vanguard FTSE Emerging Markets ETF(a)	9,869	522,859
Total Emerging Equity Funds		1,043,804
Floating Rate — Investment Grade Funds — 8.5%
iShares Floating Rate Bond ETF	21,729	1,102,747
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	13,270	406,327
Total Floating Rate — Investment Grade Funds		1,509,074
International Bond Fund — 6.5%
SPDR Bloomberg Barclays International Treasury Bond ETF	39,271	1,163,207
International Small Cap Equity Funds — 1.0%
Schwab International Small-Cap Equity ETF	1,220	50,179
Vanguard FTSE All World ex-U.S. Small-Cap ETF	993	132,913
Total International Small Cap Equity Funds		183,092
Investment Grade Corporate Bond Funds — 3.6%
iShares Broad USD Investment Grade Corporate Bond ETF	666	39,660
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	2,264	296,924
Vanguard Intermediate-Term Corporate Bond ETF	3,221	302,194
Total Investment Grade Corporate Bond Funds		638,778
	Shares	Value
Investment Companies (continued)
Mortgage Backed Securities Funds — 3.9%
iShares MBS ETF	3,853	$419,437
SPDR Portfolio Mortgage Backed Bond ETF	2,154	56,069
Vanguard Mortgage-Backed Securities ETF	4,124	221,253
Total Mortgage Backed Securities Funds		696,759
Municipal Bond Fund — 1.1%
VanEck Vectors High Yield Muni ETF	3,198	200,451
U.S. Medium Term Treasury Bond Funds — 7.6%
iShares 3-7 Year Treasury Bond ETF	5,172	674,584
Schwab Intermediate-Term U.S. Treasury ETF	4,213	238,835
Vanguard Intermediate-Term Treasury ETF	6,363	430,202
Total U.S. Medium Term Treasury Bond Funds		1,343,621
U.S. Momentum Fund — 0.4%
iShares MSCI USA Momentum Factor ETF(a)	367	63,201
U.S. Small Cap Value Funds — 0.2%
iShares Russell 2000 Value ETF	60	9,743
iShares S&P Small-Cap 600 Value ETF(a)	51	5,224
Vanguard Small-Cap Value ETF	80	13,780
Total U.S. Small Cap Value Funds		28,747
U.S. Ultra Short Term Bond Funds — 39.2%
Goldman Sachs Access Treasury 0-1 Year ETF	14,071	1,408,789
Invesco Treasury Collateral ETF	4,198	443,645
IQ Ultra Short Duration ETF†	87,410	4,336,410
iShares Short Treasury Bond ETF	6,794	750,805
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF(a)	177	16,195
Total U.S. Ultra Short Term Bond Funds		6,955,844
Total Investment Companies (Cost $17,479,404)		17,747,332

See notes to financial statements.

Schedule of Investments — IQ Hedge Market Neutral Tracker ETF  (continued)

April 30, 2021
	Shares	Value
Short-Term Investments — 3.7%
Money Market Funds — 3.7%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(b)(c)	649,503	$649,503
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%(b)	15,735	15,735
Total Short-Term Investments
(Cost $665,238)		665,238
Total Investments — 103.7%
(Cost $18,144,642)		18,412,570
Other Assets and Liabilities, Net — (3.7)%		(667,727)
Net Assets — 100.0%		$17,744,843

†
Affiliated Fund.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $875,040; total market value of collateral held by the Fund was $900,472. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $250,969.

(b)
Reflects the 1-day yield at April 30, 2021.

(c)
Represents security purchased with cash collateral received for securities on loan.

Total Return Swap contracts outstanding at April 30, 2021:
Total Return Benchmark	Counterparty	Floating Rate(d)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(e)
Goldman Sachs Access Treasury 0-1 Year ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	$140,769	$—
Invesco DB U.S. Dollar Index Bullish Fund	Morgan Stanley	1-Day FEDEF – 4.37%	5/03/2022	Monthly	(327,430)	—
Invesco KBW Bank ETF	Morgan Stanley	1-Day FEDEF – 3.47%	5/03/2022	Monthly	(58,945)	—
Invesco Preferred ETF	Morgan Stanley	1-Day FEDEF – 1.02%	5/03/2022	Monthly	(64,168)	—
Invesco Senior Loan ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	199,328	—
Invesco Treasury Collateral ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	44,280	—
IQ Ultra Short Duration ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	433,145	—
iShares 0-5 Year High Yield Corporate Bond ETF	Morgan Stanley	1-Day FEDEF – 0.72%	5/03/2022	Monthly	(125,067)	—
iShares 3-7 Year Treasury Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	67,432	—
iShares Broad USD Investment Grade Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	3,930	—
iShares Convertible Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	7,447	—
iShares Core MSCI Emerging Markets ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	52,049	—
iShares Core S&P U.S. Value ETF	Morgan Stanley	1-Day FEDEF – 0.62%	5/03/2022	Monthly	(29,820)	—
iShares Floating Rate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	110,178	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	29,640	—
iShares iBoxx High Yield Corporate Bond ETF	Morgan Stanley	1-Day FEDEF – 2.57%	5/03/2022	Monthly	(131,685)	—
iShares MBS ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	41,911	—
iShares MSCI USA Momentum Factor ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	6,372	—
iShares Preferred & Income Securities ETF	Morgan Stanley	1-Day FEDEF – 1.57%	5/03/2022	Monthly	(175,272)	—
iShares Russell 2000 Value ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	974	—
iShares S&P Small-Cap 600 Value ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	512	—
iShares Short Treasury Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	75,036	—
See notes to financial statements.

Schedule of Investments — IQ Hedge Market Neutral Tracker ETF  (continued)

April 30, 2021
Total Return Swap contracts outstanding at April 30, 2021: (continued)
Total Return Benchmark	Counterparty	Floating Rate(d)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(e)
iShares TIPS Bond ETF	Morgan Stanley	1-Day FEDEF – 0.35%	5/03/2022	Monthly	$(147,308)	$—
Schwab Intermediate-Term U.S. Treasury ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	23,866	—
Schwab International Small-Cap Equity ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	5,018	—
Schwab U.S. Large-Cap Value ETF	Morgan Stanley	1 Day FEDEF – 1.47%	5/03/2022	Monthly	(30,010)	—
Schwab U.S. TIPS ETF	Morgan Stanley	1-Day FEDEF – 1.97%	5/03/2022	Monthly	(93,360)	—
SPDR Blackstone Senior Loan ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	131,486	—
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	1,647	—
SPDR Bloomberg Barclays Convertible Securities ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	30,036	—
SPDR Bloomberg Barclays Emerging Markets Local Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	6,411	—
SPDR Bloomberg Barclays High Yield Bond ETF	Morgan Stanley	1-Day FEDEF – 1.57%	5/03/2022	Monthly	(64,762)	—
SPDR Bloomberg Barclays International Treasury Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	116,821	—
SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	40,602	—
SPDR Bloomberg Barclays Short Term High Yield Bond ETF	Morgan Stanley	1-Day FEDEF – 0.35%	5/03/2022	Monthly	(110,075)	—
SPDR Portfolio Mortgage Backed Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	5,596	—
SPDR Portfolio S&P 500 Value ETF	Morgan Stanley	1-Day FEDEF – 0.57%	5/03/2022	Monthly	(33,714)	—
SPDR S&P Bank ETF	Morgan Stanley	1-Day FEDEF – 0.35%	5/03/2022	Monthly	(96,319)	—
VanEck Vectors High Yield Muni ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	19,995	—
VanEck Vectors J.P. Morgan EM Local Currency Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	17,079	—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	13,251	—
Vanguard FTSE Emerging Markets ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	52,238	—
Vanguard Intermediate-Term Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	30,210	—
Vanguard Intermediate-Term Treasury ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	43,000	—
Vanguard Mortgage-Backed Securities ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	22,104	—
Vanguard Russell 1000 Value	Morgan Stanley	1-Day FEDEF – 5.37%	5/03/2022	Monthly	(14,235)	—
Vanguard Small-Cap Value ETF	Morgan Stanley	1-Day FEDEF + 0.50%	7/02/2021	Monthly	1,378	—
Vanguard Value ETF	Morgan Stanley	1-Day FEDEF – 0.35%	5/03/2022	Monthly	(238,645)	—
Xtrackers USD High Yield Corporate Bond ETF	Morgan Stanley	1-Day FEDEF – 1.02%	5/03/2022	Monthly	(42,137)	—
						$—

At April 30, 2021 there was no collateral held or posted. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(d) Portfolio pays or receives the floating rate and receives or pays the total return of the reference rate entity.
(e) Reflects the value at reset date of April 30, 2021.
Abbreviation
FEDEF — Federal Funds Effective Rate
See notes to financial statements.

Schedule of Investments — IQ Hedge Market Neutral Tracker ETF  (continued)

April 30, 2021
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2021. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(f)
Investment Companies	$17,747,332	$—	$—	$17,747,332
Short-Term Investments:
Money Market Funds	665,238	—	—	665,238
Total Investments in Securities	18,412,570	—	—	18,412,570
Other Financial Instruments:(g)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$18,412,570	$—	$—	$18,412,570
Liability Valuation Inputs
Other Financial Instruments:(g)
Swap Contracts	$—	$—	$—	$—

(f)
For a complete listing of investments and their industries, see the Schedule of Investments.

(g)
Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2021, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2).
A summary of the Fund’s transactions with affiliated fund during the year ended April 30, 2021 is as follows:
Affiliated Holdings
	Shares at 04/30/2020	Value ($) at 04/30/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 04/30/2021	Value ($) at 04/30/2021
IQ Ultra Short Duration ETF	35,819	1,771,249	3,371,152	(812,835)	12,430	(5,586)	27,670	13,197	87,410	4,336,410
For more information on the determination, please refer to Note 6.
See notes to financial statements.

Schedule of Investments  — IQ Hedge Long/Short Tracker ETF

April 30, 2021
	Shares	Value
Exchange Traded Note — 1.2%
Volatility Note — 1.2%
iPath Series B S&P 500 VIX Short-Term Futures ETN*(a)
(Cost $187,413)	2,683	$107,729
Investment Companies — 98.7%
Bank Loan Funds — 8.5%
Invesco Senior Loan ETF	21,544	477,200
SPDR Blackstone Senior Loan ETF	6,857	314,805
Total Bank Loan Funds		792,005
International Equity Core Funds — 11.7%
iShares Core MSCI EAFE ETF	7,043	523,365
Vanguard FTSE Developed Markets ETF(a)	11,049	559,190
Total International Equity Core Funds		1,082,555
International Large Cap Growth Fund — 8.9%
iShares MSCI EAFE Growth ETF	7,868	822,678
International Small Cap Equity Funds — 17.7%
Schwab International Small-Cap Equity ETF	10,988	451,936
Vanguard FTSE All World ex-U.S. Small-Cap ETF	8,940	1,196,619
Total International Small Cap Equity Funds		1,648,555
Investment Grade Corporate Bond Funds — 21.5%
iShares Broad USD Investment Grade Corporate Bond ETF	2,076	123,626
iShares iBoxx $ Investment Grade Corporate Bond ETF(a)	7,063	926,312
Vanguard Intermediate-Term Corporate Bond ETF	10,049	942,797
Total Investment Grade Corporate Bond Funds		1,992,735
U.S. Large Cap Core Funds — 23.7%
Financial Select Sector SPDR Fund	26,975	978,114
Health Care Select Sector SPDR Fund	758	91,968
Technology Select Sector SPDR Fund	4,210	588,137
Vanguard Financials ETF	2,661	238,958
Vanguard Health Care ETF	562	133,885
Vanguard Information Technology ETF(a)	448	168,869
Total U.S. Large Cap Core Funds		2,199,931
U.S. Large Cap Growth Funds — 3.0%
Schwab U.S. Large-Cap Growth ETF(a)	273	38,136
Vanguard Growth ETF	714	196,214
Vanguard Mega Cap Growth ETF	126	27,967
Vanguard Russell 1000 Growth ETF	240	16,032
Total U.S. Large Cap Growth Funds		278,349
	Shares	Value
Investment Companies (continued)
U.S. REITS Funds — 3.4%
Fidelity MSCI Real Estate Index ETF	375	$11,123
iShares Core U.S. REIT ETF(a)	255	14,425
Vanguard Real Estate ETF(a)	2,983	295,556
Total U.S. REITS Funds		321,104
U.S. Ultra Short Term Bond Funds — 0.3%
Goldman Sachs Access Treasury 0-1 Year ETF	51	5,106
Invesco Treasury Collateral ETF	15	1,585
IQ Ultra Short Duration ETF†	317	15,726
iShares Short Treasury Bond ETF(a)	25	2,763
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	1	92
Total U.S. Ultra Short Term Bond Funds		25,272
Total Investment Companies
(Cost $8,867,360)		9,163,184
Short-Term Investments — 8.3%
Money Market Funds — 8.3%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(b)(c)	743,134	743,134
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%(b)	28,232	28,232
Total Short-Term Investments
(Cost $771,366)		771,366
Total Investments — 108.2%
(Cost $9,826,139)		10,042,279
Other Assets and Liabilities, Net — (8.2)%		(760,254)
Net Assets — 100.0%		$9,282,025

*
Non-income producing securities.

†
Affiliated Fund.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $1,391,162; total market value of collateral held by the Fund was $1,415,013. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $671,879.

(b)
Reflects the 1-day yield at April 30, 2021.

(c)
Represents security purchased with cash collateral received for securities on loan.

See notes to financial statements.

Schedule of Investments  — IQ Hedge Long/Short Tracker ETF  (continued)

April 30, 2021
Total Return Swap contracts outstanding at April 30, 2021:
Total Return Benchmark	Counterparty	Floating Rate(d)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(e)
Consumer Discretionary Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF - 0.05%	3/30/2022	Monthly	$(222,040)	$—
Energy Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF - 0.10%	3/30/2022	Monthly	(76,801)	—
Fidelity MSCI Real Estate Index ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	1,127	—
Financial Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	99,062	—
Goldman Sachs Access Treasury 0-1 Year ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	501	—
Health Care Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	9,342	—
Invesco Senior Loan ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	48,331	—
Invesco Treasury Collateral ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	211	—
iPath Series B S&P 500 VIX Short-Term Futures ETN	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	10,883	—
IQ Ultra Short Duration ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	1,588	—
iShares Broad USD Investment Grade Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	12,506	—
iShares Core MSCI EAFE ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	52,983	—
iShares Core U.S. REIT ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	1,471	—
iShares iBoxx $ Investment Grade Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	93,772	—
iShares MSCI EAFE Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	83,334	—
iShares MSCI USA Momentum Factor ETF	Morgan Stanley	1-Day FEDEF - 1.27%	3/30/2022	Monthly	(288,280)	—
iShares Russell 2000 Growth ETF	Morgan Stanley	1-Day FEDEF - 1.37%	3/30/2022	Monthly	(99,035)	—
iShares S&P Small-Cap 600 Growth ETF	Morgan Stanley	1-Day FEDEF - 3.32%	3/30/2022	Monthly	(50,926)	—
iShares Short Treasury Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	221	—
Schwab International Small-Cap Equity ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	45,778	—
Schwab U.S. Large-Cap Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	3,911	—
SPDR Blackstone Senior Loan ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	31,862	—
Technology Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	59,512	—
Vanguard Consumer Discretionary ETF	Morgan Stanley	1-Day FEDEF - 3.62%	3/30/2022	Monthly	(64,378)	—
Vanguard Energy ETF	Morgan Stanley	1-Day FEDEF - 0.72%	3/30/2022	Monthly	(16,253)	—
Vanguard Financials ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	24,156	—
Vanguard FTSE All World ex-U.S. Small-Cap ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	121,134	—
Vanguard FTSE Developed Markets ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	56,633	—
Vanguard Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	19,786	—
Vanguard Health Care ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	13,579	—
Vanguard Information Technology ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	16,962	—
Vanguard Intermediate-Term Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	95,509	—
Vanguard Mega Cap Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	2,885	—
Vanguard Real Estate ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	29,922	—
Vanguard Russell 1000 Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	1,603	—
Vanguard Small-Cap Growth ETF	Morgan Stanley	1-Day FEDEF - 0.97%	3/30/2022	Monthly	(126,669)	—
						$—
At April 30, 2021 there was no collateral held or posted. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(d) Portfolio pays or receives the floating rate and receives or pays the total return of the reference rate entity.
(e) Reflects the value at reset date of April 30, 2021.
Abbreviations
FEDEF — Federal Funds Effective Rate
See notes to financial statements.

Schedule of Investments  — IQ Hedge Long/Short Tracker ETF  (continued)

April 30, 2021
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2021. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(f)
Exchange Traded Note	$107,729	$—	$—	$107,729
Investment Companies	9,163,184	—	—	9,163,184
Short-Term Investments:
Money Market Funds	771,366	—	—	771,366
Total Investments in Securities	10,042,279	—	—	10,042,279
Other Financial Instruments:(g)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$10,042,279	$—	$—	$10,042,279
Liability Valuation Inputs
Other Financial Instruments:(g)
Swap Contracts	$—	$—	$—	$—

(f)
For a complete listing of investments and their industries, see the Schedule of Investments.

(g)
Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2021, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2).
A summary of the Fund’s transactions with affiliated fund during the year ended April 30, 2021 is as follows:
Affiliated Holdings
	Shares at 04/30/2020	Value ($) at 04/30/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 04/30/2021	Value ($) at 04/30/2021
IQ Ultra Short Duration ETF	5,656	279,689	1,066,175	(1,326,759)	2,131	(5,510)	3,217	1,801	317	15,726
For more information on the determination, please refer to Note 6.
See notes to financial statements.

Schedule of Investments — IQ Hedge Event-Driven Tracker ETF

April 30, 2021
	Shares	Value
Investment Companies — 100.0%
Bank Loan Funds — 22.6%
Invesco Senior Loan ETF	58,394	$1,293,427
SPDR Blackstone Senior Loan ETF	18,585	853,238
Total Bank Loan Funds		2,146,665
Convertible Bond Funds — 25.8%
iShares Convertible Bond ETF	4,759	478,898
SPDR Bloomberg Barclays Convertible Securities ETF	23,024	1,964,638
Total Convertible Bond Funds		2,443,536
Investment Grade Corporate Bond Funds — 43.7%
SPDR Portfolio Short Term Corporate Bond ETF	21,729	680,769
Vanguard Short-Term Corporate Bond ETF	41,886	3,465,229
Total Investment Grade Corporate Bond Funds		4,145,998
U.S. Small Cap Growth Funds — 7.7%
iShares Russell 2000 Growth ETF(a)	854	261,845
iShares S&P Small-Cap 600 Growth ETF(a)	1,030	134,497
Vanguard Small-Cap Growth ETF	1,175	334,464
Total U.S. Small Cap Growth Funds		730,806
U.S. Ultra Short Term Bond Funds — 0.2%
Goldman Sachs Access Treasury 0-1 Year ETF	35	3,504
Invesco Treasury Collateral ETF	10	1,057
IQ Ultra Short Duration ETF†	221	10,964
	Shares	Value
Investment Companies (continued)
U.S. Ultra Short Term Bond Funds (continued)
iShares Short Treasury Bond ETF(a)	8	$884
Total U.S. Ultra Short Term Bond Funds		16,409
Total Investment Companies (Cost $9,190,206)		9,483,414
Short-Term Investments — 3.0%
Money Market Funds — 3.0%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(b)(c)	280,133	280,133
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%(b)	6,227	6,227
Total Short-Term Investments (Cost $286,360)		286,360
Total Investments — 103.0% (Cost $9,476,566)		9,769,774
Other Assets and Liabilities, Net — (3.0)%		(282,989)
Net Assets — 100.0%		$9,486,785

†
Affiliated Fund.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $271,619; total market value of collateral held by the Fund was $280,810. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $677.

(b)
Reflects the 1-day yield at April 30, 2021.

(c)
Represents security purchased with cash collateral received for securities on loan.

Total Return Swap contracts outstanding at April 30, 2021:
Total Return Benchmark	Counterparty	Floating Rate(d)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(e)
Goldman Sachs Access Treasury 0-1 Year ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	$200	$—
Invesco Preferred ETF	Morgan Stanley	1-Day FEDEF - 1.02%	3/30/2022	Monthly	(76,043)	—
Invesco Senior Loan ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	77,414	—
Invesco Treasury Collateral ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	106	—
IQ Ultra Short Duration ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	645	—
iShares Convertible Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	28,680	—
iShares iBoxx High Yield Corporate Bond ETF	Morgan Stanley	1-Day FEDEF - 2.57%	3/30/2022	Monthly	(155,993)	—
iShares Preferred & Income Securities ETF	Morgan Stanley	1-Day FEDEF - 1.57%	3/30/2022	Monthly	(207,703)	—
iShares Russell 2000 Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	15,637	—
iShares S&P Small-Cap 600 Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	8,096	—
iShares Short Treasury Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	111	—
SPDR Blackstone Senior Loan ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	51,052	—
SPDR Bloomberg Barclays Convertible Securities ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	117,585	—
SPDR Bloomberg Barclays High Yield Bond ETF	Morgan Stanley	1-Day FEDEF - 1.57%	3/30/2022	Monthly	(76,774)	—
See notes to financial statements.

Schedule of Investments — IQ Hedge Event-Driven Tracker ETF (continued)

April 30, 2021
Total Return Swap contracts outstanding at April 30, 2021:
Total Return Benchmark	Counterparty	Floating Rate(d)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(e)
SPDR Portfolio Short Term Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	$40,760	$—
Vanguard Short-Term Corporate Bond ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	207,404	—
Vanguard Small-Cap Growth ETF	Morgan Stanley	1-Day FEDEF + 0.50%	3/30/2022	Monthly	19,926	—
Xtrackers USD High Yield Corporate Bond ETF	Morgan Stanley	1-Day FEDEF - 1.02%	3/30/2022	Monthly	(49,962)	—
						$—

At April 30, 2021 there was no collateral held or posted. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(d)
Portfolio pays or receives the floating rate and receives or pays the total return of the reference rate entity.

(e)
Reflects the value at reset date of April 30, 2021.

Abbreviations
FEDEF — Federal Funds Effective Rate
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2021. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(f)
Investment Companies	$9,483,414	$—	$—	$9,483,414
Short-Term Investments:
Money Market Funds	286,360	—	—	286,360
Total Investments in Securities	9,769,774	—	—	9,769,774
Other Financial Instruments:(g)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$9,769,774	$—	$—	$9,769,774
Liability Valuation Inputs
Other Financial Instruments:(g)
Swap Contracts	$—	$—	$—	$—

(f)
For a complete listing of investments and their industries, see the Schedule of Investments.

(g)
Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2021, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2).
A summary of the Fund’s transactions with affiliated fund during the year ended April 30, 2021 is as follows:
Affiliated Holdings
	Shares at 04/30/2020	Value ($) at 04/30/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 04/30/2021	Value ($) at 04/30/2021
IQ Ultra Short Duration ETF	—	—	14,699	(3,771)	20	16	21	6	221	10,964
For more information on the determination, please refer to Note 6.
See notes to financial statements.

Schedule of Investments — IQ Real Return ETF

April 30, 2021
	Shares	Value
Exchange Traded Vehicles — 7.5%
Euro Fund — 3.0%
Invesco CurrencyShares Euro Currency Trust*(a)	14,442	$1,625,881
Japanese Yen Fund — 4.0%
Invesco CurrencyShares Japanese Yen Trust*(a)	24,461	2,108,538
Oil Fund — 0.5%
Invesco DB Oil Fund*	23,705	266,444
Total Exchange Traded Vehicles (Cost $4,032,040)		4,000,863
Investment Companies — 92.4%
U.S. Large Cap Core Funds — 7.5%
iShares Core S&P 500 ETF(a)	4,063	1,701,909
SPDR S&P 500 ETF Trust(a)	5,379	2,244,657
Total U.S. Large Cap Core Funds		3,946,566
U.S. Long Term Treasury Bond Funds — 2.5%
iShares 20+ Year Treasury Bond ETF(a)	9,649	1,337,737
U.S. Medium Term Treasury Bond Funds — 7.5%
iShares 3-7 Year Treasury Bond ETF	10,196	1,329,864
iShares 7-10 Year Treasury Bond ETF(a)	23,361	2,662,921
Total U.S. Medium Term Treasury Bond Funds		3,992,785
U.S. Ultra Short Term Bond Funds — 74.9%
Goldman Sachs Access Treasury 0-1 Year ETF	17,453	1,747,394
Invesco Treasury Collateral ETF	5,948	628,585
IQ Ultra Short Duration ETF†	267,499	13,270,626
iShares Short Treasury Bond ETF(a)	120,002	13,261,421
SPDR Bloomberg Barclays 1-3 Month T-Bill ETF(a)	119,982	10,978,353
Total U.S. Ultra Short Term Bond Funds		39,886,379
Total Investment Companies (Cost $48,995,114)		49,163,467
	Shares	Value
Short-Term Investments — 18.1%
Money Market Funds — 18.1%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(b)(c)	9,545,463	$9,545,463
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%(b)	76,292	76,292
Total Short-Term Investments (Cost $9,621,755)		9,621,755
Total Investments — 118.0% (Cost $62,648,909)		62,786,085
Other Assets and Liabilities, Net — (18.0)%		(9,550,752)
Net Assets — 100.0%		$53,235,333

*
Non-income producing securities.

†
Affiliated Fund.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $14,796,180; total market value of collateral held by the Fund was $15,142,650. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $5,597,187.

(b)
Reflects the 1-day yield at April 30, 2021.

(c)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2021. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Exchange Traded Vehicles	$4,000,863	$—	$—	$4,000,863
Investment Companies	49,163,467	—	—	49,163,467
Short-Term Investments:
Money Market Funds	9,621,755	—	—	9,621,755
Total Investments in Securities	$62,786,085	$—	$—	$62,786,085

(d)
For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2021, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2).
See notes to financial statements.

Schedule of Investments — IQ Real Return ETF (continued)

April 30, 2021
A summary of the Fund’s transactions with affiliated fund during the year ended April 30, 2021 is as follows:
Affiliated Holdings
	Shares at 04/30/2020	Value ($) at 04/30/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 04/30/2021	Value ($) at 04/30/2021
IQ Ultra Short Duration ETF	262,340	12,972,713	603,948	(347,132)	(4,655)	45,752	147,173	59,425	267,499	13,270,626
For more information on the determination, please refer to Note 6.
See notes to financial statements.

Schedule of Investments — IQ S&P High Yield Low Volatility Bond ETF

April 30, 2021
	Principal Amount	Value
Long-Term Bonds 97.8%
Corporate Bonds — 90.9%
Consumer Discretionary — 14.2%
Adient US LLC
9.000%, due 4/15/25	$33,000	$36,547
Albertsons Cos., Inc. / Safeway, Inc. / New Albertsons LP / Albertsons LLC
3.250%, due 3/15/26	96,000	95,640
3.500%, due 2/15/23	268,000	275,705
3.500%, due 3/15/29	244,000	234,240
4.625%, due 1/15/27	270,000	280,125
4.875%, due 2/15/30	225,000	233,719
5.875%, due 2/15/28	174,000	185,527
7.500%, due 3/15/26	139,000	152,900
Allison Transmission, Inc.
3.750%, due 1/30/31	202,000	194,425
5.875%, due 6/1/29	93,000	100,207
Boyd Gaming Corp.
4.750%, due 12/1/27	127,000	129,699
8.625%, due 6/1/25	99,000	109,271
Carnival Corp.
11.500%, due 4/1/23	715,000	817,781
Cedar Fair LP / Canada’s Wonderland Co. / Magnum Management Corp. / Millennium Op
5.500%, due 5/1/25	308,000	321,860
Churchill Downs, Inc.
4.750%, due 1/15/28	93,000	95,790
5.500%, due 4/1/27	147,000	152,145
Clarios Global LP
6.750%, due 5/15/25	86,000	92,235
Clarios Global LP / Clarios US Finance Co.
6.250%, due 5/15/26	178,000	188,903
Ford Motor Co.
4.346%, due 12/8/26	246,000	259,530
4.750%, due 1/15/43	223,000	224,828
5.291%, due 12/8/46	76,000	80,137
7.450%, due 7/16/31	99,000	127,403
8.500%, due 4/21/23	263,000	294,559
Ford Motor Credit Co. LLC
3.087%, due 1/9/23	96,000	97,795
3.096%, due 5/4/23	375,000	382,461
3.350%, due 11/1/22	70,000	71,570
3.370%, due 11/17/23	247,000	255,081
4.063%, due 11/1/24	430,000	452,655
4.271%, due 1/9/27	96,000	100,858
4.375%, due 8/6/23	96,000	101,283
4.389%, due 1/8/26	41,000	43,773
4.687%, due 6/9/25	86,000	92,129
5.113%, due 5/3/29	89,000	97,305
5.125%, due 6/16/25	359,000	391,876
5.596%, due 1/7/22	155,000	159,418
	Principal Amount	Value
Corporate Bonds (continued)
Consumer Discretionary (continued)
Gap, Inc. (The)
8.375%, due 5/15/23	$96,000	$109,200
8.625%, due 5/15/25	390,000	431,437
8.875%, due 5/15/27	75,000	87,750
Goodyear Tire & Rubber Co. (The)
9.500%, due 5/31/25	77,000	86,432
Hanesbrands, Inc.
4.625%, due 5/15/24	171,000	179,977
4.875%, due 5/15/26	275,000	294,250
Hilton Domestic Operating Co., Inc.
3.625%, due 2/15/32	355,000	349,231
3.750%, due 5/1/29	100,000	100,375
4.000%, due 5/1/31	240,000	242,400
4.875%, due 1/15/30	234,000	248,625
5.375%, due 5/1/25	86,000	90,300
5.750%, due 5/1/28	86,000	92,450
Hilton Worldwide Finance LLC / Hilton Worldwide Finance Corp.
4.875%, due 4/1/27	140,000	145,425
International Game Technology PLC
5.250%, due 1/15/29	157,000	165,635
6.250%, due 1/15/27	194,000	217,037
6.500%, due 2/15/25	238,000	263,287
IRB Holding Corp.
7.000%, due 6/15/25	58,000	62,495
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC
4.750%, due 6/1/27	166,000	174,300
L Brands, Inc.
5.250%, due 2/1/28	236,000	258,420
9.375%, due 7/1/25	187,000	237,023
Lithia Motors, Inc.
4.375%, due 1/15/31	121,000	127,806
Macy’s, Inc.
8.375%, due 6/15/25	352,000	388,520
Marriott Ownership Resorts, Inc.
6.125%, due 9/15/25	203,000	215,434
MGM Resorts International
4.750%, due 10/15/28	93,000	97,883
5.500%, due 4/15/27	240,000	261,300
5.750%, due 6/15/25	206,000	225,828
6.000%, due 3/15/23	263,000	281,081
7.750%, due 3/15/22	192,000	201,600
Murphy Oil USA, Inc.
4.750%, due 9/15/29	184,000	193,430
Penske Automotive Group, Inc.
3.500%, due 9/1/25	111,000	113,775
QVC, Inc.
4.375%, due 9/1/28	96,000	98,280
4.750%, due 2/15/27	132,000	139,590
Royal Caribbean Cruises Ltd.
10.875%, due 6/1/23	115,000	131,819

See notes to financial statements.

Schedule of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2021
	Principal Amount	Value
Corporate Bonds (continued)
Consumer Discretionary (continued)
Scientific Games International, Inc.
5.000%, due 10/15/25	$238,000	$245,438
Six Flags Theme Parks, Inc.
7.000%, due 7/1/25	197,000	211,775
Tesla, Inc.
5.300%, due 8/15/25	266,000	275,975
Travel + Leisure Co.
6.625%, due 7/31/26	208,000	238,420
William Carter Co. (The)
5.500%, due 5/15/25	86,000	90,838
5.625%, due 3/15/27	86,000	90,193
Yum! Brands, Inc.
3.625%, due 3/15/31	217,000	213,745
4.750%, due 1/15/30	305,000	326,350
7.750%, due 4/1/25	182,000	198,835
		15,133,344
Consumer Staples — 8.6%
B&G Foods, Inc.
5.250%, due 9/15/27	157,000	161,710
Central Garden & Pet Co.
4.125%, due 10/15/30	131,000	134,439
Edgewell Personal Care Co.
4.125%, due 4/1/29	48,000	47,760
5.500%, due 6/1/28	152,000	160,740
Energizer Holdings, Inc.
4.375%, due 3/31/29	167,000	165,747
4.750%, due 6/15/28	142,000	145,727
JBS USA LUX SA / JBS USA Finance, Inc.
6.750%, due 2/15/28	243,000	266,085
JBS USA LUX SA / JBS USA Food Co. / JBS USA Finance, Inc.
5.500%, due 1/15/30	244,000	268,400
6.500%, due 4/15/29	268,000	300,830
Kraft Heinz Foods Co.
3.000%, due 6/1/26	267,000	282,374
3.750%, due 4/1/30	150,000	159,857
3.875%, due 5/15/27	217,000	236,215
4.250%, due 3/1/31	351,000	386,795
4.375%, due 6/1/46	429,000	458,160
4.625%, due 1/30/29	160,000	180,464
4.625%, due 10/1/39	113,000	124,539
4.875%, due 10/1/49	225,000	257,087
5.000%, due 7/15/35	265,000	308,140
5.000%, due 6/4/42	305,000	350,823
5.200%, due 7/15/45	177,000	209,441
5.500%, due 6/1/50	116,000	144,092
Lamb Weston Holdings, Inc.
4.625%, due 11/1/24	153,000	158,546
4.875%, due 11/1/26	76,000	78,755
4.875%, due 5/15/28	111,000	122,100
	Principal Amount	Value
Corporate Bonds (continued)
Consumer Staples (continued)
Mattel, Inc.
3.375%, due 4/1/26	$333,000	$344,655
5.875%, due 12/15/27	108,000	118,260
Newell Brands, Inc.
4.350%, due 4/1/23	87,000	91,459
4.700%, due 4/1/26	428,000	475,615
4.875%, due 6/1/25	296,000	328,930
Performance Food Group, Inc.
5.500%, due 10/15/27	224,000	236,320
Pilgrim’s Pride Corp.
4.250%, due 4/15/31	254,000	255,905
5.875%, due 9/30/27	171,000	181,260
Post Holdings, Inc.
4.500%, due 9/15/31	330,000	325,875
4.625%, due 4/15/30	333,000	335,498
5.500%, due 12/15/29	149,000	160,361
5.625%, due 1/15/28	181,000	190,955
5.750%, due 3/1/27	260,000	272,350
Scotts Miracle-GRO Co. (The)
4.000%, due 4/1/31	108,000	106,650
Spectrum Brands, Inc.
3.875%, due 3/15/31	153,000	150,705
Tempur Sealy International, Inc.
4.000%, due 4/15/29	225,000	227,531
US Foods, Inc.
6.250%, due 4/15/25	207,000	219,938
		9,131,093
Energy — 5.8%
AmeriGas Partners LP / AmeriGas Finance Corp.
5.500%, due 5/20/25	141,000	156,157
5.625%, due 5/20/24	140,000	155,750
5.750%, due 5/20/27	82,000	91,532
5.875%, due 8/20/26	140,000	156,625
Buckeye Partners LP
4.125%, due 3/1/25	142,000	145,905
Cheniere Energy Partners LP
4.000%, due 3/1/31	295,000	300,162
4.500%, due 10/1/29	304,000	316,540
Cheniere Energy, Inc.
4.625%, due 10/15/28	410,000	425,887
Continental Resources, Inc.
3.800%, due 6/1/24	197,000	205,619
4.375%, due 1/15/28(a)	277,000	299,852
5.750%, due 1/15/31	262,000	303,920
DCP Midstream Operating LP
5.125%, due 5/15/29	170,000	181,050
5.375%, due 7/15/25	167,000	182,865
EQM Midstream Partners LP
4.750%, due 7/15/23	85,000	88,613

See notes to financial statements.

Schedule of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2021
	Principal Amount	Value
Corporate Bonds (continued)
Energy (continued)
EQT Corp.
3.000%, due 10/1/22(a)	$178,000	$180,670
3.900%, due 10/1/27	360,000	373,500
7.625%, due 2/1/25	121,000	138,847
Occidental Petroleum Corp.
2.700%, due 8/15/22	232,000	233,160
2.900%, due 8/15/24	427,000	425,933
Ovintiv Exploration, Inc.
5.625%, due 7/1/24	209,000	232,774
Targa Resources Partners LP / Targa Resources Partners Finance Corp.
4.000%, due 1/15/32	600,000	589,500
5.000%, due 1/15/28	308,000	323,400
Western Midstream Operating LP
4.350%, due 2/1/25	148,000	155,955
4.650%, due 7/1/26	75,000	80,063
5.300%, due 2/1/30	263,000	286,013
WPX Energy, Inc.
4.500%, due 1/15/30	126,000	135,608
		6,165,900
Financials — 4.8%
Alliant Holdings Intermediate LLC / Alliant Holdings Co.-Issuer
4.250%, due 10/15/27	111,000	112,110
CIT Group, Inc.
4.750%, due 2/16/24	92,000	100,280
5.000%, due 8/15/22	224,000	235,760
5.250%, due 3/7/25	159,000	179,471
Compass Group Diversified Holdings LLC
5.250%, due 4/15/29	186,000	196,230
Icahn Enterprises LP / Icahn Enterprises Finance Corp.
4.750%, due 9/15/24	243,000	253,631
LPL Holdings, Inc.
4.000%, due 3/15/29	123,000	123,154
MSCI, Inc.
3.625%, due 9/1/30	150,000	152,250
3.875%, due 2/15/31	130,000	133,250
4.000%, due 11/15/29	219,000	228,855
5.375%, due 5/15/27	87,000	92,872
Navient Corp.
6.500%, due 6/15/22	468,000	490,815
OneMain Finance Corp.
5.375%, due 11/15/29	195,000	210,112
5.625%, due 3/15/23	182,000	193,830
6.125%, due 3/15/24	273,000	294,499
6.625%, due 1/15/28	300,000	342,000
6.875%, due 3/15/25	268,000	304,515
7.125%, due 3/15/26	387,000	450,855
8.875%, due 6/1/25	126,000	139,388
	Principal Amount	Value
Corporate Bonds (continued)
Financials (continued)
Quicken Loans LLC
5.250%, due 1/15/28	$178,000	$187,295
Quicken Loans LLC / Quicken Loans Co.-Issuer, Inc.
3.625%, due 3/1/29	121,000	117,716
3.875%, due 3/1/31	288,000	280,832
Radian Group, Inc.
4.500%, due 10/1/24	192,000	202,560
4.875%, due 3/15/27	96,000	102,120
		5,124,400
Health Care — 12.2%
Avantor Funding, Inc.
4.625%, due 7/15/28	309,000	323,291
Bausch Health Americas, Inc.
9.250%, due 4/1/26	321,000	355,508
Bausch Health Cos., Inc.
9.000%, due 12/15/25	303,000	328,376
Catalent Pharma Solutions, Inc.
3.125%, due 2/15/29	142,000	137,385
Centene Corp.
2.500%, due 3/1/31	370,000	351,036
3.000%, due 10/15/30	344,000	341,420
3.375%, due 2/15/30	622,000	623,555
4.250%, due 12/15/27	764,000	801,245
4.625%, due 12/15/29	698,000	754,712
Charles River Laboratories International, Inc.
3.750%, due 3/15/29	159,000	161,782
4.250%, due 5/1/28	93,000	96,487
DaVita, Inc.
3.750%, due 2/15/31	431,000	409,450
4.625%, due 6/1/30	364,000	367,640
Elanco Animal Health, Inc.
5.272%, due 8/28/23	93,000	100,423
5.900%, due 8/28/28	164,000	186,550
Encompass Health Corp.
4.500%, due 2/1/28	155,000	160,425
4.750%, due 2/1/30	175,000	184,187
HCA, Inc.
3.500%, due 9/1/30	541,000	554,525
5.375%, due 2/1/25	477,000	531,259
5.375%, due 9/1/26	217,000	246,295
5.625%, due 9/1/28	231,000	269,404
5.875%, due 5/1/23	240,000	261,000
5.875%, due 2/15/26	318,000	365,302
5.875%, due 2/1/29	351,000	414,180
Hologic, Inc.
3.250%, due 2/15/29	202,000	197,960

See notes to financial statements.

Schedule of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2021
	Principal Amount	Value
Corporate Bonds (continued)
Health Care (continued)
IQVIA, Inc.
5.000%, due 10/15/26	$176,000	$181,280
5.000%, due 5/15/27	234,000	244,238
Jaguar Holding Co. II / PPD Development LP
4.625%, due 6/15/25	46,000	48,358
5.000%, due 6/15/28	192,000	209,040
Legacy LifePoint Health LLC
6.750%, due 4/15/25	30,000	31,913
Molina Healthcare, Inc.
3.875%, due 11/15/30	96,000	98,640
4.375%, due 6/15/28	187,000	191,909
5.375%, due 11/15/22	140,000	146,650
Organon Finance 1 LLC
4.125%, due 4/30/28	393,000	402,825
Prestige Brands, Inc.
3.750%, due 4/1/31	177,000	169,256
Service Corp. International
3.375%, due 8/15/30	192,000	186,000
4.625%, due 12/15/27	66,000	69,713
5.125%, due 6/1/29	164,000	175,890
Teleflex, Inc.
4.250%, due 6/1/28	96,000	98,640
4.625%, due 11/15/27	96,000	102,000
Tenet Healthcare Corp.
4.625%, due 7/15/24	187,000	189,805
4.625%, due 9/1/24	386,000	396,133
4.625%, due 6/15/28	126,000	129,780
4.875%, due 1/1/26	164,000	170,355
5.125%, due 11/1/27	319,000	335,349
6.750%, due 6/15/23	626,000	683,905
7.500%, due 4/1/25	142,000	153,005
		12,938,081
Industrials — 8.2%
ADT Security Corp. (The)
3.500%, due 7/15/22	288,000	294,840
4.875%, due 7/15/32	132,000	137,940
AECOM
5.125%, due 3/15/27	217,000	241,412
American Builders & Contractors Supply Co., Inc.
4.000%, due 1/15/28	149,000	151,607
Aramark Services, Inc.
5.000%, due 4/1/25	140,000	143,675
5.000%, due 2/1/28	288,000	301,320
6.375%, due 5/1/25	223,000	236,380
Brink’s Co. (The)
4.625%, due 10/15/27	116,000	120,350
Builders FirstSource, Inc.
5.000%, due 3/1/30	86,000	91,267
	Principal Amount	Value
Corporate Bonds (continued)
Industrials (continued)
6.750%, due 6/1/27	$199,000	$213,427
CDW LLC / CDW Finance Corp.
3.250%, due 2/15/29	192,000	190,320
4.125%, due 5/1/25	167,000	174,306
4.250%, due 4/1/28	93,000	96,487
Gartner, Inc.
3.750%, due 10/1/30	142,000	142,355
4.500%, due 7/1/28	217,000	228,121
H&E Equipment Services, Inc.
3.875%, due 12/15/28	296,000	290,080
Herc Holdings, Inc.
5.500%, due 7/15/27	244,000	257,420
Howmet Aerospace, Inc.
5.125%, due 10/1/24	248,000	271,870
6.875%, due 5/1/25	233,000	270,280
Meritage Homes Corp.
3.875%, due 4/15/29	65,000	66,787
Picasso Finance Sub, Inc.
6.125%, due 6/15/25	118,000	125,523
Prime Security Services Borrower LLC / Prime Finance, Inc.
3.375%, due 8/31/27	192,000	185,280
5.250%, due 4/15/24	155,000	165,463
Spirit AeroSystems, Inc.
5.500%, due 1/15/25	66,000	69,630
Standard Industries, Inc.
3.375%, due 1/15/31	238,000	222,233
4.375%, due 7/15/30	238,000	238,893
4.750%, due 1/15/28	178,000	182,895
Stericycle, Inc.
3.875%, due 1/15/29	63,000	62,921
5.375%, due 7/15/24	66,000	68,063
Summit Materials LLC / Summit Materials Finance Corp.
5.250%, due 1/15/29	167,000	175,976
Taylor Morrison Communities, Inc.
5.125%, due 8/1/30	96,000	105,360
5.875%, due 6/15/27	212,000	240,620
Toll Brothers Finance Corp.
4.875%, due 3/15/27	72,000	81,540
TransDigm, Inc.
6.250%, due 3/15/26	956,000	1,012,165
8.000%, due 12/15/25	243,000	263,959
United Rentals North America, Inc.
3.875%, due 2/15/31	217,000	218,628
4.000%, due 7/15/30	192,000	196,080
4.875%, due 1/15/28	320,000	338,000
5.250%, due 1/15/30	154,000	168,053
5.500%, due 5/15/27	230,000	245,238
WESCO Distribution, Inc.
7.125%, due 6/15/25	276,000	298,770

See notes to financial statements.

Schedule of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2021
	Principal Amount	Value
Corporate Bonds (continued)
Industrials (continued)
Williams Scotsman International, Inc.
4.625%, due 8/15/28	$121,000	$123,420
		8,708,954
Information Technology — 3.9%
Black Knight InfoServ LLC
3.625%, due 9/1/28	192,000	187,920
BY Crown Parent LLC / BY Bond Finance, Inc.
4.250%, due 1/31/26	167,000	174,515
CDK Global, Inc.
4.875%, due 6/1/27	137,000	144,192
5.250%, due 5/15/29	88,000	94,600
CommScope, Inc.
6.000%, due 3/1/26	205,000	216,019
EMC Corp.
3.375%, due 6/1/23	171,000	176,985
Go Daddy Operating Co. LLC / GD Finance Co., Inc.
3.500%, due 3/1/29	189,000	184,039
Microchip Technology, Inc.
4.250%, due 9/1/25	223,000	233,417
PTC, Inc.
3.625%, due 2/15/25	79,000	80,580
4.000%, due 2/15/28	100,000	102,500
Rackspace Technology Global, Inc.
3.500%, due 2/15/28	125,000	120,937
Seagate HDD Cayman
3.375%, due 7/15/31	422,000	405,120
4.875%, due 3/1/24	39,000	42,071
4.875%, due 6/1/27	203,000	225,330
Sensata Technologies BV
4.000%, due 4/15/29	165,000	165,825
Sensata Technologies, Inc.
3.750%, due 2/15/31	167,000	165,748
4.375%, due 2/15/30	106,000	110,505
SS&C Technologies, Inc.
5.500%, due 9/30/27	390,000	412,913
Twilio, Inc.
3.875%, due 3/15/31	128,000	131,040
Western Digital Corp.
4.750%, due 2/15/26	488,000	540,460
Xerox Corp.
4.375%, due 3/15/23	172,000	179,955
		4,094,671
Materials — 5.9%
Alcoa Nederland Holding BV
4.125%, due 3/31/29	42,000	43,102
5.500%, due 12/15/27	167,000	180,777
6.125%, due 5/15/28	89,000	96,899
	Principal Amount	Value
Corporate Bonds (continued)
Materials (continued)
Arconic Corp.
6.000%, due 5/15/25	$142,000	$151,407
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance PLC
3.250%, due 9/1/28	331,000	326,449
Avient Corp.
5.750%, due 5/15/25	132,000	139,590
Axalta Coating Systems LLC
3.375%, due 2/15/29	196,000	190,120
Axalta Coating Systems LLC / Axalta Coating Systems Dutch Holding B BV
4.750%, due 6/15/27	121,000	126,596
Ball Corp.
2.875%, due 8/15/30	256,000	247,040
4.000%, due 11/15/23	274,000	290,440
4.875%, due 3/15/26	100,000	112,000
5.250%, due 7/1/25	218,000	246,340
Berry Global, Inc.
0.950%, due 2/15/24	45,000	44,911
1.570%, due 1/15/26	131,000	129,854
4.875%, due 7/15/26	300,000	316,875
5.625%, due 7/15/27	345,000	366,994
Cleveland-Cliffs, Inc.
6.750%, due 3/15/26	212,000	230,550
Crown Americas LLC / Crown Americas Capital Corp. IV
4.500%, due 1/15/23	148,000	156,140
Freeport-McMoRan, Inc.
4.125%, due 3/1/28	86,000	90,300
4.250%, due 3/1/30	126,000	134,820
4.375%, due 8/1/28	132,000	140,415
4.625%, due 8/1/30(a)	172,000	188,985
5.000%, due 9/1/27	139,000	146,992
5.250%, due 9/1/29	139,000	154,116
5.450%, due 3/15/43	395,000	480,419
Graphic Packaging International LLC
3.500%, due 3/15/28	76,000	75,620
Novelis Corp.
4.750%, due 1/30/30	325,000	338,406
Olin Corp.
5.000%, due 2/1/30	64,000	67,360
5.125%, due 9/15/27	288,000	300,240
5.625%, due 8/1/29	193,000	208,199
Reynolds Group Issuer, Inc. / Reynolds Group Issuer LLC / Reynolds Group Issuer Lu
4.000%, due 10/15/27	192,000	189,840
Sealed Air Corp.
4.000%, due 12/1/27	75,000	78,563
Tronox, Inc.
6.500%, due 5/1/25	135,000	144,113

See notes to financial statements.

Schedule of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2021
	Principal Amount	Value
Corporate Bonds (continued)
Materials (continued)
Valvoline, Inc.
3.625%, due 6/15/31	$189,000	$184,275
		6,318,747
Media — 11.1%
AMC Networks, Inc.
4.750%, due 8/1/25	158,000	162,740
ANGI Group LLC
3.875%, due 8/15/28(a)	121,000	120,244
Arches Buyer, Inc.
4.250%, due 6/1/28	138,000	137,137
CCO Holdings LLC / CCO Holdings Capital Corp.
4.000%, due 3/1/23	46,000	46,402
4.250%, due 2/1/31	405,000	405,000
4.500%, due 8/15/30	392,000	399,350
4.500%, due 5/1/32	546,000	550,095
4.500%, due 6/1/33	44,000	44,330
4.750%, due 3/1/30	448,000	465,920
5.000%, due 2/1/28	547,000	570,931
5.125%, due 5/1/27	475,000	496,969
5.375%, due 6/1/29	163,000	176,447
CSC Holdings LLC
3.375%, due 2/15/31	258,000	241,875
4.125%, due 12/1/30	121,000	120,092
5.375%, due 2/1/28	218,000	229,172
5.500%, due 4/15/27	250,000	261,875
6.500%, due 2/1/29	383,000	421,300
6.750%, due 11/15/21	207,000	212,692
DISH DBS Corp.
5.000%, due 3/15/23	323,000	336,727
5.875%, due 7/15/22	404,000	421,675
Gray Television, Inc.
7.000%, due 5/15/27	136,000	148,070
iHeartCommunications, Inc.
5.250%, due 8/15/27	422,000	436,770
Lamar Media Corp.
3.625%, due 1/15/31	181,000	176,023
3.750%, due 2/15/28	128,000	128,960
4.000%, due 2/15/30	96,000	96,960
Live Nation Entertainment, Inc.
3.750%, due 1/15/28	160,000	159,200
6.500%, due 5/15/27	266,000	294,263
Match Group Holdings II LLC
4.125%, due 8/1/30	90,000	90,338
4.625%, due 6/1/28	86,000	88,795
Netflix, Inc.
3.625%, due 6/15/25	96,000	102,960
4.375%, due 11/15/26(a)	232,000	261,290
4.875%, due 4/15/28	268,000	307,530
4.875%, due 6/15/30	315,000	365,400
5.375%, due 11/15/29	178,000	211,375
	Principal Amount	Value
Corporate Bonds (continued)
Media (continued)
5.875%, due 11/15/28	$338,000	$410,670
6.375%, due 5/15/29	122,000	153,110
News Corp.
3.875%, due 5/15/29	138,000	140,588
Nielsen Finance LLC / Nielsen Finance Co.
5.875%, due 10/1/30	210,000	229,425
Scripps Escrow II, Inc.
3.875%, due 1/15/29	51,000	50,490
Sinclair Television Group, Inc.
4.125%, due 12/1/30	188,000	183,300
Sirius XM Radio, Inc.
4.125%, due 7/1/30	314,000	313,215
5.000%, due 8/1/27	267,000	279,349
5.375%, due 7/15/26	284,000	293,230
5.500%, due 7/1/29	254,000	274,003
TEGNA, Inc.
4.625%, due 3/15/28	121,000	123,420
4.750%, due 3/15/26	121,000	128,714
5.000%, due 9/15/29	219,000	227,486
WMG Acquisition Corp.
3.000%, due 2/15/31	50,000	46,938
3.875%, due 7/15/30	238,000	240,975
		11,783,820
Real Estate — 4.3%
Diversified Healthcare Trust
9.750%, due 6/15/25	114,000	127,713
EPR Properties
4.500%, due 6/1/27	264,000	270,104
ESH Hospitality, Inc.
4.625%, due 10/1/27	142,000	150,342
Howard Hughes Corp. (The)
4.375%, due 2/1/31	176,000	173,800
5.375%, due 8/1/28	225,000	237,375
Iron Mountain, Inc.
4.500%, due 2/15/31	142,000	141,290
4.875%, due 9/15/27	220,000	227,975
5.000%, due 7/15/28	240,000	248,400
5.250%, due 3/15/28	26,000	27,170
iStar, Inc.
4.750%, due 10/1/24	76,000	79,230
Kennedy-Wilson, Inc.
4.750%, due 3/1/29(a)	59,000	60,770
MGM Growth Properties Operating Partnership LP / MGP Finance Co.-Issuer, Inc.
3.875%, due 2/15/29	191,000	192,910
4.500%, due 9/1/26	91,000	96,232
4.625%, due 6/15/25	192,000	203,520
5.625%, due 5/1/24	239,000	256,925
5.750%, due 2/1/27	151,000	167,987

See notes to financial statements.

Schedule of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2021
	Principal Amount	Value
Corporate Bonds (continued)
Real Estate (continued)
Realogy Group LLC / Realogy Co-Issuer Corp.
4.875%, due 6/1/23	$101,000	$104,914
RHP Hotel Properties LP / RHP Finance Corp.
4.750%, due 10/15/27	100,000	102,750
SBA Communications Corp.
3.125%, due 2/1/29	447,000	425,768
3.875%, due 2/15/27	90,000	91,800
Starwood Property Trust, Inc.
4.750%, due 3/15/25	202,000	210,333
VICI Properties LP / VICI Note Co., Inc.
3.500%, due 2/15/25(a)	145,000	148,081
3.750%, due 2/15/27	150,000	150,750
4.125%, due 8/15/30	218,000	221,815
4.250%, due 12/1/26	249,000	257,093
4.625%, due 12/1/29	194,000	201,518
		4,576,565
Telecommunication Services — 5.2%
Cablevision Lightpath LLC
3.875%, due 9/15/27	96,000	95,640
Level 3 Financing, Inc.
3.625%, due 1/15/29	142,000	137,385
3.750%, due 7/15/29	182,000	177,222
4.250%, due 7/1/28	263,000	264,972
4.625%, due 9/15/27	168,000	172,620
Lumen Technologies, Inc.
4.000%, due 2/15/27	245,000	249,594
5.125%, due 12/15/26	378,000	395,955
Series T, 5.800%, due 3/15/22	166,000	170,980
Series Y, 7.500%, due 4/1/24	229,000	256,194
Sprint Capital Corp.
6.875%, due 11/15/28	347,000	436,786
8.750%, due 3/15/32	153,000	226,440
Sprint Communications, Inc.
6.000%, due 11/15/22	242,000	258,033
Sprint Corp.
7.125%, due 6/15/24	246,000	284,130
7.625%, due 2/15/25	305,000	362,950
7.625%, due 3/1/26	41,000	50,276
7.875%, due 9/15/23	475,000	541,500
T-Mobile USA, Inc.
2.875%, due 2/15/31	173,000	168,813
3.500%, due 4/15/31	289,000	293,335
4.000%, due 4/15/22	132,000	135,135
4.750%, due 2/1/28	128,000	136,160
5.375%, due 4/15/27(a)	233,000	246,106
Viasat, Inc.
5.625%, due 4/15/27	140,000	146,650
	Principal Amount	Value
Corporate Bonds (continued)
Telecommunication Services (continued)
Zayo Group Holdings, Inc.
4.000%, due 3/1/27	$335,000	$332,488
		5,539,364
Transportation — 2.4%
Delta Air Lines, Inc.
2.900%, due 10/28/24	100,000	100,875
3.625%, due 3/15/22	215,000	217,687
3.750%, due 10/28/29	91,000	90,772
3.800%, due 4/19/23	241,000	248,230
4.375%, due 4/19/28	315,000	331,537
Hawaiian Brand Intellectual Property Ltd. / HawaiianMiles Loyalty Ltd.
5.750%, due 1/20/26	313,000	329,824
Signature Aviation US Holdings, Inc.
4.000%, due 3/1/28	192,000	193,920
United Airlines, Inc.
4.625%, due 4/15/29	734,000	762,443
XPO Logistics, Inc.
6.250%, due 5/1/25	218,000	232,988
		2,508,276
Utilities — 4.3%
Calpine Corp.
3.750%, due 3/1/31	248,000	236,220
5.250%, due 6/1/26	31,000	31,736
Clearway Energy Operating LLC
3.750%, due 2/15/31	153,000	151,087
4.750%, due 3/15/28	145,000	151,525
DPL, Inc.
4.125%, due 7/1/25	71,000	76,382
FirstEnergy Corp.
2.650%, due 3/1/30(a)	871,000	849,874
Series A, 3.350%, due 7/15/22	23,000	23,546
Series B, 4.400%, due 7/15/27	220,000	241,013
Series C, 5.350%, due 7/15/47	369,000	427,499
FirstEnergy Transmission LLC
4.550%, due 4/1/49	87,000	96,854
NextEra Energy Operating Partners LP
3.875%, due 10/15/26	93,000	97,317
4.250%, due 7/15/24	170,000	179,775
4.500%, due 9/15/27	96,000	103,320
NRG Energy, Inc.
3.375%, due 2/15/29	100,000	98,000
3.625%, due 2/15/31	190,000	185,488
5.250%, due 6/15/29	164,000	175,685
5.750%, due 1/15/28	189,000	200,812
PG&E Corp.
5.000%, due 7/1/28	357,000	375,296
5.250%, due 7/1/30	105,000	112,051

See notes to financial statements.

Schedule of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2021
	Principal Amount	Value
Corporate Bonds (continued)
Utilities (continued)
TerraForm Power Operating LLC
4.250%, due 1/31/23	$194,000	$199,335
4.750%, due 1/15/30	124,000	128,805
5.000%, due 1/31/28	137,000	146,933
Vistra Operations Co. LLC
5.000%, due 7/31/27	243,000	251,505
		4,540,058
Total Corporate Bonds (Cost $94,660,128)		96,563,273
Foreign Bonds — 6.9%
Consumer Discretionary — 1.4%
1011778 BC ULC / New Red Finance, Inc., (Canada)
3.500%, due 2/15/29	233,000	227,757
3.875%, due 1/15/28	174,000	175,740
4.000%, due 10/15/30	491,000	478,725
4.375%, due 1/15/28	339,000	342,390
5.750%, due 4/15/25	44,000	46,640
ZF North America Capital, Inc., (Germany)
4.750%, due 4/29/25	223,000	240,283
		1,511,535
Energy — 0.1%
Parkland Corp., (Canada)
5.875%, due 7/15/27	88,000	93,720
Industrials — 0.9%
GFL Environmental, Inc., (Canada)
3.500%, due 9/1/28	103,000	99,266
3.750%, due 8/1/25	142,000	144,307
5.125%, due 12/15/26	231,000	242,550
Mattamy Group Corp., (Canada)
4.625%, due 3/1/30	137,000	138,713
5.250%, due 12/15/27	89,000	93,673
Rolls-Royce PLC, (United Kingdom)
3.625%, due 10/14/25	212,000	213,325
	931,834
Information Technology — 0.6%
Nokia OYJ, (Finland)
3.375%, due 6/12/22	77,000	79,021
4.375%, due 6/12/27	130,000	141,050
Open Text Corp., (Canada)
3.875%, due 2/15/28	180,000	182,250
Open Text Holdings, Inc., (Canada)
4.125%, due 2/15/30	214,000	215,873
	618,194
Materials — 1.8%
ArcelorMittal SA, (Luxembourg)
3.600%, due 7/16/24	147,000	156,187
	Principal Amount	Value
Foreign Bonds (continued)
Materials (continued)
4.250%, due 7/16/29	$192,000	$207,600
4.550%, due 3/11/26	36,000	39,915
Ardagh Packaging Finance PLC / Ardagh Holdings USA, Inc., (Ireland)
4.125%, due 8/15/26	307,000	314,675
5.250%, due 4/30/25	142,000	148,923
Constellium SE, (Netherlands)
3.750%, due 4/15/29	151,000	147,791
FMG Resources August 2006 Pty Ltd., (Australia)
4.500%, due 9/15/27	576,000	622,800
5.125%, due 5/15/24	44,000	47,960
NOVA Chemicals Corp., (Canada)
4.875%, due 6/1/24	215,000	226,556
		1,912,407
Media — 1.3%
Telenet Finance Luxembourg Notes SARL, (Belgium)
5.500%, due 3/1/28	200,000	211,800
Videotron Ltd., (Canada)
5.125%, due 4/15/27	138,000	145,245
Virgin Media Secured Finance PLC, (United Kingdom)
4.500%, due 8/15/30	142,000	142,549
5.500%, due 5/15/29	303,000	323,831
Ziggo BV, (Netherlands)
4.875%, due 1/15/30	139,000	142,823
5.500%, due 1/15/27	445,000	462,244
		1,428,492
Telecommunication Services — 0.8%
Altice France Holding SA, (France)
10.500%, due 5/15/27	234,000	263,542
Telecom Italia SpA, (Italy)
5.303%, due 5/30/24	273,000	298,231
Vmed O2 UK Financing I PLC, (United Kingdom)
4.250%, due 1/31/31	288,000	278,640
		840,413
Total Foreign Bonds (Cost $7,232,603)		7,336,595
	Shares
Short-Term Investments — 1.7%
Money Market Funds — 1.7%
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class, 0.02%(b)	961,775	961,775
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(b)(c)	850,100	850,100

See notes to financial statements.

Schedule of Investments — IQ S&P High Yield Low Volatility Bond ETF (continued)

April 30, 2021
	Principal Amount	Value
Short-Term Investments (continued)
Total Short-Term Investments (Cost $1,811,875)		$1,811,875
Total Investments — 99.5% (Cost $103,704,606)		105,711,743
Other Assets and Liabilities, Net — 0.5%		510,313
Net Assets — 100.0%		$106,222,056

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $1,475,075; total market value of collateral held by the Fund was $1,525,592. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $675,492.

(b)
Reflects the 1-day yield at April 30, 2021.

(c)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2021. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Corporate Bonds	$—	$96,563,273	$—	$96,563,273
Foreign Bonds	—	7,336,595	—	7,336,595
Short-Term Investments:
Money Market Funds	1,811,875	—	—	1,811,875
Total Investments in Securities	$1,811,875	$103,899,868	$—	$105,711,743

(d)
For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2021, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2).
See notes to financial statements.

Schedule of Investments — IQ Merger Arbitrage ETF

April 30, 2021
	Shares	Value
Common Stocks — 77.3%
Communication Services — 1.7%
Boingo Wireless, Inc.*	83,422	$1,164,571
MSG Networks, Inc., Class A*(a)	136,367	2,164,145
Shaw Communications, Inc., Class B	258,354	7,476,347
Vocus Group Ltd.*	386,508	1,633,113
Total Communication Services		12,438,176
Consumer Discretionary — 4.4%
Cooper Tire & Rubber Co.	175,629	10,009,097
Extended Stay America, Inc.	223,682	4,449,035
Funai Electric Co., Ltd.*	167,069	1,397,018
Great Canadian Gaming Corp.*	96,008	3,461,189
Sportsman’s Warehouse Holdings, Inc.*	754,680	13,252,181
Total Consumer Discretionary		32,568,520
Energy — 0.3%
Inter Pipeline Ltd.	172,748	2,516,375
Financials — 12.6%
Boston Private Financial Holdings, Inc.	312,580	4,601,178
CIT Group, Inc.	707,776	37,717,383
People’s United Financial, Inc.	901,971	16,352,734
RSA Insurance Group PLC	1,150,791	10,872,873
TCF Financial Corp.	392,887	17,884,216
Waddell & Reed Financial, Inc., Class A	251,924	6,293,062
Total Financials		93,721,446
Health Care — 13.2%
Alexion Pharmaceuticals, Inc.*	290,052	48,925,971
Cantel Medical Corp.*	133,297	11,718,139
Change Healthcare, Inc.*	1,091,897	25,059,036
Magellan Health, Inc.*	91,667	8,635,032
PRA Health Sciences, Inc.*	24,865	4,149,720
Total Health Care		98,487,898
Industrials — 14.8%
Aerojet Rocketdyne Holdings, Inc.	479,349	22,395,185
Aggreko PLC	104,512	1,248,056
CoreLogic, Inc.	138,060	11,003,382
Cubic Corp.	36,184	2,708,010
IHS Markit Ltd.	369,172	39,715,524
Kansas City Southern	114,214	33,374,473
Total Industrials		110,444,630
Information Technology — 24.7%
Cardtronics PLC, Class A*	300,408	11,667,847
Coherent, Inc.*	113,087	29,401,489
Dialog Semiconductor PLC*	40,057	3,141,090
FLIR Systems, Inc.	453,589	27,201,732
Magnachip Semiconductor Corp.*	172,928	4,324,929
Perspecta, Inc.	281,072	8,226,978
Siltronic AG	38,662	6,590,249
Slack Technologies, Inc., Class A*(b)	1,060,946	44,984,110
Talend SA*(a)	58,199	3,748,598
	Shares	Value
Common Stocks (continued)
Information Technology (continued)
Xilinx, Inc.(b)	351,870	$45,025,285
Total Information Technology		184,312,307
Materials — 0.8%
Forterra, Inc.*	153,448	3,599,890
W R Grace & Co.	38,158	2,622,599
Total Materials		6,222,489
Utilities — 4.8%
PNM Resources, Inc.	728,409	35,954,268
Total Common Stocks
(Cost $536,804,529)		576,666,109
Investment Companies — 4.0%
U.S. Ultra Short Term Bond Funds — 4.0%
IQ Ultra Short Duration ETF†(a)	145,656	$7,225,994
iShares Short Treasury Bond ETF(a)	204,136	22,559,069
Total U.S. Ultra Short Term Bond Funds		29,785,063
Total Investment Companies
(Cost $29,785,443)		29,785,063
Short-Term Investments — 23.7%
Money Market Funds — 23.7%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(c)(d)	10,089,260	10,089,260
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%(c)	167,141,394	167,141,394
Total Short-Term Investments
(Cost $177,230,654)		177,230,654
Total Investments — 105.0%
(Cost $743,820,626)		783,681,826
Other Assets and Liabilities, Net — (5.0)%		(37,403,246)
Net Assets — 100.0%		$746,278,580

*
Non-income producing securities.

†
Affiliated Fund.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $13,546,738; total market value of collateral held by the Fund was $13,838,022. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $3,748,762.

(b)
All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $23,358,920.

(c)
Reflects the 1-day yield at April 30, 2021.

(d)
Represents security purchased with cash collateral received for securities on loan.

See notes to financial statements.

Schedule of Investments — IQ Merger Arbitrage ETF (continued)

April 30, 2021
Total Return Swap contracts outstanding at April 30, 2021:
Total Return Benchmark	Counterparty	Floating Rate(e)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(f)
Communication Services Select Sector SPDR Fund	Merrill Lynch	1-Month LIBOR	8/31/2021	Monthly	$(1,318,811)	$—
Communication Services Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF – 0.35%	2/02/2022	Monthly	(1,318,811)	—
Consumer Discretionary Select Sector SPDR Fund	Merrill Lynch	1-Month LIBOR	8/31/2021	Monthly	(1,216,119)	—
Consumer Discretionary Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF – 0.05%	2/02/2022	Monthly	(1,216,119)	—
Energy Select Sector SPDR Fund	Merrill Lynch	1-Month LIBOR	8/31/2021	Monthly	(259,989)	—
Energy Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF – 0.10%	2/02/2022	Monthly	(259,989)	—
Health Care Select Sector SPDR Fund	Merrill Lynch	1-Month LIBOR	8/31/2021	Monthly	(5,463,733)	—
Health Care Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF – 0.10%	2/02/2022	Monthly	(5,463,733)	—
Industrial Select Sector SPDR Fund	Merrill Lynch	1-Month LIBOR	8/31/2021	Monthly	(17,190,495)	—
Industrial Select Sector SPDR Fund	Morgan Stanley	1-Day FEDEF – 0.15%	2/02/2022	Monthly	(17,190,495)	—
iShares Expanded Tech-Software Sector ETF	Morgan Stanley	1-Day FEDEF – 1.00%	2/02/2022	Monthly	(19,029,759)	—
iShares PHLX Semiconductor ETF	Morgan Stanley	1-Day FEDEF – 1.44%	2/02/2022	Monthly	(50,549,065)	—
iShares U.S. Financial Services ETF	Merrill Lynch	1-Month LIBOR	8/31/2021	Monthly	(19,102,280)	—
iShares U.S. Financial Services ETF	Morgan Stanley	1-Day FEDEF – 0.83%	2/02/2022	Monthly	(19,102,280)	—
SPDR S&P Regional Banking ETF	Merrill Lynch	1-Month LIBOR	8/31/2021	Monthly	(38,344,905)	—
SPDR S&P Regional Banking ETF	Morgan Stanley	1-Day FEDEF – 0.75%	2/02/2022	Monthly	(38,344,905)	—
Vanguard FTSE Europe ETF	Merrill Lynch	1-Month LIBOR	8/31/2021	Monthly	(15,281,183)	—
Vanguard FTSE Europe ETF	Morgan Stanley	1-Day FEDEF	2/02/2022	Monthly	(15,281,183)	—
						$—
The total value of securities segregated as collateral for swap contracts with counterparty Morgan Stanley amounted to $13,691,720 and with counterparty Merrill Lynch amounted to $9,667,200 at April 30, 2021.
The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(e)
Portfolio pays or receives the floating rate and receives or pays the total return of the reference rate entity.

(f)
Reflects the value at reset date of April 30, 2021.

Abbreviations
FEDEF — Federal Funds Effective Rate
LIBOR — London InterBank Offered Rate
See notes to financial statements.

Schedule of Investments — IQ Merger Arbitrage ETF (continued)

April 30, 2021
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2021. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(g)
Common Stocks	$576,666,109	$—	$—	$576,666,109
Investment Companies	29,785,063	—	—	29,785,063
Short-Term Investments:
Money Market Funds	177,998,551	—	—	177,998,551
Total Investments in Securities	784,449,723	—	—	784,449,723
Other Financial Instruments:(h)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$784,449,723	$—	$—	$784,449,723
Liability Valuation Inputs
Other Financial Instruments:(h)
Swap Contracts	$—	$—	$—	$—

(g)
For a complete listing of investments and their industries, see the Schedule of Investments.

(h)
Reflects the unrealized appreciation (depreciation) of the instruments.

For the year ended April 30, 2021, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2).
A summary of the Fund’s transactions with affiliated fund during the year ended April 30, 2021 is as follows:
Affiliated Holdings
	Shares at 04/30/2020	Value ($) at 04/30/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/(Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 04/30/2021	Value ($) at 04/30/2021
IQ Ultra Short Duration ETF	59,392	2,936,934	10,866,003	(6,609,375)	45,808	(13,376)	29,885	10,350	145,656	7,225,994
For more information on the determination, please refer to Note 6.
See notes to financial statements.

Schedule of Investments — IQ Global Resources ETF

April 30, 2021
	Shares	Value
Common Stocks — 91.0%
Australia — 12.3%
BHP Group Ltd.	18,917	$697,013
Evolution Mining Ltd.	19,776	70,728
Fortescue Metals Group Ltd.	12,802	223,390
Glencore PLC*	46,485	189,993
IGO Ltd.	9,374	54,235
Iluka Resources Ltd.	4,922	29,428
Mineral Resources Ltd.	648	23,901
New Hope Corp., Ltd.	30,181	27,160
Newcrest Mining Ltd.	9,245	189,387
Nickel Mines Ltd.	9,914	8,730
Northern Star Resources Ltd.	8,970	72,823
OceanaGold Corp.*	7,610	12,681
OZ Minerals Ltd.	1,120	20,712
Regis Resources Ltd.	6,213	12,478
Rio Tinto PLC	6,197	521,324
South32 Ltd.	16,260	36,173
St. Barbara Ltd.	8,394	11,963
Washington H Soul Pattinson & Co., Ltd.(a)	9,293	217,290
Whitehaven Coal Ltd.*	36,429	36,019
Woodside Petroleum Ltd.	774	13,667
Total Australia		2,469,095
Austria — 0.2%
OMV AG	241	11,898
voestalpine AG(a)	582	25,292
Total Austria		37,190
Belgium — 0.3%
Umicore SA	908	55,265
Brazil — 1.2%
Wheaton Precious Metals Corp.	4,682	194,062
Yara International ASA	843	44,107
Total Brazil		238,169
Burkina Faso — 0.1%
IAMGOLD Corp.*	5,263	16,428
Canada — 11.0%
Agnico Eagle Mines Ltd.	2,609	162,919
Alamos Gold, Inc., Class A	3,963	31,731
B2Gold Corp.	11,806	56,813
Barrick Gold Corp.	18,610	396,192
Canadian Natural Resources Ltd.	814	24,687
Enbridge, Inc.	1,463	56,382
First Majestic Silver Corp.*	2,854	43,198
Fortuna Silver Mines, Inc.*	2,376	14,292
Imperial Oil Ltd.	517	14,919
K92 Mining, Inc.*	2,412	15,725
Kinross Gold Corp.	13,064	91,858
Kirkland Lake Gold Ltd.	2,888	107,214
Lundin Gold, Inc.*	2,636	25,542
Maple Leaf Foods, Inc.	2,372	54,701
New Gold, Inc.*	7,897	12,967
Nutrien Ltd.	1,982	109,315
Osisko Gold Royalties Ltd.	1,680	20,266
Pan American Silver Corp.	2,576	81,832
Pembina Pipeline Corp.	377	11,627
	Shares	Value
Common Stocks (continued)
Canada (continued)
Premium Brands Holdings Corp.	128	$12,441
Pretium Resources, Inc.*	1,955	20,516
Sandstorm Gold Ltd.*	1,931	14,284
SSR Mining, Inc.	2,426	38,475
Suncor Energy, Inc.	1,128	24,106
TC Energy Corp.	669	33,069
Teck Resources Ltd., Class B	23,442	495,632
Torex Gold Resources, Inc.*	2,041	24,687
West Fraser Timber Co., Ltd.	1,630	125,741
Westshore Terminals Investment Corp.(a)	2,476	40,374
Yamana Gold, Inc.	9,698	44,383
Total Canada		2,205,888
Chile — 0.6%
Antofagasta PLC	3,575	92,338
Lundin Mining Corp.	2,795	33,739
Total Chile		126,077
China — 15.9%
Ausnutria Dairy Corp., Ltd.*(a)	41,903	62,044
China Coal Energy Co., Ltd., Class H	477,918	259,054
China Hongqiao Group Ltd.	27,983	44,315
China Modern Dairy Holdings Ltd.*(a)	197,851	49,928
China Molybdenum Co., Ltd., Class H	93,365	63,350
China Petroleum & Chemical Corp., Class H	97,374	48,519
China Resources Power Holdings Co., Ltd.	170,273	223,615
China Shenhua Energy Co., Ltd., Class H	739,522	1,542,486
COFCO Joycome Foods Ltd.	106,700	54,265
Dali Foods Group Co., Ltd.	50,641	30,123
Guangdong Investment Ltd.	36,317	55,924
MMG Ltd.*	30,912	20,139
PetroChina Co., Ltd., Class H	140,536	51,207
Shougang Fushan Resources Group Ltd.	207,538	54,244
Southern Energy Holdings Group Ltd.*(b)	53,183	4,656
Wilmar International Ltd.	21,490	84,319
Xinyi Solar Holdings Ltd.	8,720	14,595
Zhaojin Mining Industry Co., Ltd., Class H	40,255	36,540
Zijin Mining Group Co., Ltd., Class H	338,418	476,679
Total China		3,176,002
Denmark — 0.2%
Chr Hansen Holding A/S*	432	39,762
Egypt — 0.1%
Centamin PLC	12,561	18,678
Finland — 5.8%
Kemira OYJ	900	14,724
Neste OYJ	739	44,836
Stora Enso OYJ, Class R	20,764	398,181
UPM-Kymmene OYJ	14,114	553,038
Valmet OYJ	3,440	143,944
Total Finland		1,154,723

See notes to financial statements.

Schedule of Investments — IQ Global Resources ETF (continued)

April 30, 2021
	Shares	Value
Common Stocks (continued)
France — 1.3%
Suez SA	3,133	$74,902
TOTAL SE	2,029	89,945
Veolia Environnement SA	3,021	96,336
Total France		261,183
Germany — 0.2%
Aurubis AG	158	13,607
KWS Saat SE & Co. KGaA	116	10,333
Suedzucker AG	657	10,772
Uniper SE(a)	275	10,044
Total Germany		44,756
Hong Kong — 0.4%
C.P. Pokphand Co., Ltd.	497,182	62,733
Vitasoy International Holdings Ltd.	4,218	16,320
Total Hong Kong		79,053
Indonesia — 0.0%(c)
First Resources Ltd.	5,749	6,611
Golden Agri-Resources Ltd.	36	7
Total Indonesia		6,618
Ireland — 0.4%
Kerry Group PLC, Class A	591	76,694
Italy — 0.1%
Eni SpA	2,582	30,865
Ivory Coast — 0.2%
Endeavour Mining Corp.	1,733	36,049
Japan — 2.8%
Ajinomoto Co., Inc.	1,840	36,807
Fuji Oil Holdings, Inc.(a)	309	7,958
Itoham Yonekyu Holdings, Inc.	6,276	40,364
JFE Holdings, Inc.	1,664	21,891
Kagome Co., Ltd.	289	8,289
Kewpie Corp.	469	11,087
Kikkoman Corp.	735	45,120
NH Foods Ltd.	2,111	94,151
Nichirei Corp.	465	11,750
Nippon Steel Corp.	2,695	47,019
Nisshin Seifun Group, Inc.	988	15,927
Oji Holdings Corp.	23,928	150,829
Prima Meat Packers Ltd.	173	5,461
Sumitomo Metal Mining Co., Ltd.	1,042	44,223
Toyo Suisan Kaisha Ltd.	358	14,591
Yamazaki Baking Co., Ltd.(a)	782	12,384
Total Japan		567,851
Kyrgyzstan — 0.2%
Centerra Gold, Inc.	3,609	33,268
Luxembourg — 0.4%
ArcelorMittal SA*	2,978	86,934
Mexico — 0.5%
Fresnillo PLC	8,696	99,162

	Shares	Value
Common Stocks (continued)
Mongolia — 0.1%
Turquoise Hill Resources Ltd.*	640	$11,248
Netherlands — 0.7%
OCI NV*	723	16,893
Royal Dutch Shell PLC, Class B	6,351	114,225
Total Netherlands		131,118
New Zealand — 0.5%
Fletcher Building Ltd.	19,338	100,871
Norway — 0.5%
Aker BP ASA	256	7,358
Equinor ASA	2,429	49,555
Norsk Hydro ASA	6,034	38,609
Total Norway		95,522
Peru — 1.0%
Hochschild Mining PLC	6,327	16,276
Southern Copper Corp.	2,757	191,364
Total Peru		207,640
Portugal — 0.3%
Galp Energia SGPS SA	621	7,184
Navigator Co. SA (The)*	18,387	62,109
Total Portugal		69,293
Russia — 1.0%
Evraz PLC	4,948	44,009
Petropavlovsk PLC*	42,652	15,165
Polymetal International PLC	5,295	109,638
United Co. RUSAL International PJSC*	45,304	31,207
Total Russia		200,019
Spain — 0.2%
Befesa SA	118	8,267
Ebro Foods SA	557	11,412
Repsol SA	1,190	14,237
Total Spain		33,916
Sweden — 1.2%
AAK AB	833	19,121
Boliden AB(a)	994	38,769
Holmen AB, B Shares	4,041	190,682
Total Sweden		248,572
Switzerland — 0.2%
Bell Food Group AG	130	40,623
Turkey — 0.1%
Eldorado Gold Corp.*	1,880	18,552
Ukraine — 0.1%
Ferrexpo PLC	1,808	10,984
United Kingdom — 2.1%
BP PLC	15,715	65,927
Cranswick PLC	1,049	54,174
Greggs PLC*	328	10,718
Pennon Group PLC	1,937	27,731
Severn Trent PLC	4,069	139,548

See notes to financial statements.

Schedule of Investments — IQ Global Resources ETF (continued)

April 30, 2021
	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Spirax-Sarco Engineering PLC	354	$57,909
Tate & Lyle PLC	1,537	17,024
United Utilities Group PLC	3,241	43,446
Total United Kingdom		416,477
United States — 28.5%
Alcoa Corp.*	477	17,477
Allegheny Technologies, Inc.*	402	9,351
American Water Works Co., Inc.	867	135,243
Arch Resources, Inc.*(a)	708	31,442
Archer-Daniels-Midland Co.	1,907	120,389
Armstrong World Industries, Inc.	1,130	117,124
B&G Foods, Inc.(a)	217	6,332
Baker Hughes Co.	635	12,751
Builders FirstSource, Inc.*	2,707	131,750
Bunge Ltd.	467	39,424
Campbell Soup Co.	1,010	48,227
Cheniere Energy, Inc.*	183	14,186
Chevron Corp.	1,423	146,669
Cleveland-Cliffs, Inc.*(a)	1,075	19,200
Coeur Mining, Inc.*	2,690	21,735
Commercial Metals Co.	333	9,730
Conagra Brands, Inc.	1,523	56,488
ConocoPhillips	812	41,526
Diamondback Energy, Inc.	490	40,048
Dover Corp.	653	97,421
Ecolab, Inc.	1,413	316,682
EOG Resources, Inc.	402	29,603
Essential Utilities, Inc.	1,166	54,954
Exxon Mobil Corp.	3,193	182,767
Flowers Foods, Inc.	668	16,005
FMC Corp.	411	48,597
Freeport-McMoRan, Inc.	5,095	192,132
General Mills, Inc.	1,896	115,391
Graco, Inc.	825	63,360
Hain Celestial Group, Inc. (The)*	334	13,697
Halliburton Co.	697	13,633
Hecla Mining Co.(a)	6,749	39,887
Hess Corp.	220	16,392
Hormel Foods Corp.	11,031	509,632
IDEX Corp.	358	80,264
Ingredion, Inc.	232	21,671
International Paper Co.	8,964	519,912
J&J Snack Foods Corp.	66	10,864
John Bean Technologies Corp.	121	17,591
Kellogg Co.(a)	1,083	67,601
Kinder Morgan, Inc.	1,548	26,393
Louisiana-Pacific Corp.	2,265	149,218
Marathon Petroleum Corp.	515	28,660
Mosaic Co. (The)	1,218	42,849
Newmont Corp.	7,984	498,281
Nucor Corp.	764	62,847
Occidental Petroleum Corp.	721	18,285
ONEOK, Inc.	301	15,754
Peabody Energy Corp.*	109	403
Pentair PLC(a)	754	48,641
Phillips 66	345	27,914
Pilgrim’s Pride Corp.*	4,826	115,631
	Shares	Value
Common Stocks (continued)
United States (continued)
Pioneer Natural Resources Co.	119	$18,306
Post Holdings, Inc.*	202	22,984
Reliance Steel & Aluminum Co.	187	29,978
Sanderson Farms, Inc.	460	75,684
Schlumberger NV	1,107	29,944
Seaboard Corp.	22	78,716
Simpson Manufacturing Co., Inc.	1,011	113,940
Steel Dynamics, Inc.	586	31,773
Sunrun, Inc.*(a)	161	7,889
Tyson Foods, Inc., Class A	6,861	531,384
UFP Industries, Inc.	1,222	102,697
United States Steel Corp.(a)	475	10,930
Valero Energy Corp.	340	25,146
Warrior Met Coal, Inc.	2,312	36,645
Williams Cos., Inc. (The)	906	22,070
Xylem, Inc.	863	95,491
Total United States		5,715,601
Zambia — 0.3%
First Quantum Minerals Ltd.	2,656	61,164
Total Common Stocks
(Cost $15,182,432)		18,221,310
Rights — 0.0%(c)
Australia — 0.0%(c)
Regis Resources Ltd., expires 5/10/21*(b)
(Cost $0)	2,017	0
Investment Companies — 4.8%
U.S. Ultra Short Term Bond Fund — 4.8%
IQ Ultra Short Duration ETF†(a)(d)
(Cost $968,784)	19,464	965,609
Short-Term Investments — 5.9%
Money Market Funds — 5.9%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(e)(f)	251,875	251,875
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%(e)	921,706	921,706
Total Short-Term Investments
(Cost $1,173,581)		1,173,581
Total Investments — 101.7%
(Cost $17,324,797)		20,360,500
Other Assets and Liabilities, Net — (1.7)%		(339,991)
Net Assets — 100.0%		$20,020,509

†
Affiliated Fund.

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $523,321; total market value of collateral held by the Fund was $605,600. Market value of the collateral held includes

See notes to financial statements.

Schedule of Investments — IQ Global Resources ETF (continued)

April 30, 2021
non-cash U.S. Treasury securities collateral having a value of $353,725.
(b)
Securities are fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees. The securities are fair valued using significant unobservable inputs.

(c)
Less than 0.05%.

(d)
All or a portion of these securities have been segregated as collateral for swap contracts. The total value of securities segregated amounted to $595,320.

(e)
Reflects the 1-day yield at April 30, 2021.

(f)
Represents security purchased with cash collateral received for securities on loan.

Total Return Swap contracts outstanding at April 30, 2021:
Total Return Benchmark	Counterparty	Floating Rate(g)	Expiration Date	Payment Frequency	Notional Amount Long/ (Short)	Value/ Unrealized Appreciation/ (Depreciation)(h)
iShares MSCI EAFE ETF	Morgan Stanley	1-Day FEDEF	5/03/2022	Monthly	$(992,934)	$—
iShares MSCI EAFE ETF	Merrill Lynch	1-Month LIBOR	9/30/2022	Monthly	(992,934)	—
SPDR S&P 500 ETF Trust	Morgan Stanley	1-Day FEDEF + 0.10%	5/03/2022	Monthly	(1,015,291)	—
SPDR S&P 500 ETF Trust	Merrill Lynch	1-Month LIBOR	9/30/2022	Monthly	(1,015,291)	—
						$—
Cash posted has been segregated as collateral for swaps in the amount of  $28 at April 30, 2021.
The total value of securities segregated as collateral for swap contracts with counterparty Morgan Stanley amounted to $595,320 and with Merrill Lynch amounted to $ — at April 30, 2021. The Fund either receives fees from, or pays to the counterparty, the total return of the benchmark and the agreed-upon financing rate.

(g)
Portfolio pays or receives the floating rate and receives or pays the total return of the reference rate entity.

(h)
Reflects the value at reset date of April 30, 2021.

Abbreviations
FEDEF — Federal Funds Effective Rate
LIBOR — London InterBank Offered Rate
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2021. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(i)
Common Stocks	$18,216,654	$—	$4,656(j)	$18,221,310
Investment Companies	965,609	—	—	965,609
Rights	—	—	0(j)	0
Short-Term Investments:
Money Market Funds	1,173,581	—	—	1,173,581
Total Investments in Securities	20,355,844	—	4,656	20,360,500
Other Financial Instruments:(k)
Swap Contracts	—	—	—	—
Total Investments in Securities and Other Financial Instruments	$20,355,844	$—	$4,656	$20,360,500
Liability Valuation Inputs
Other Financial Instruments:(k)
Swap Contracts	$—	$—	$—	$—

(i)
For a complete listing of investments and their countries, see the Schedule of Investments.

(j)
The Level 3 securities, valued at $4,656, have been fair valued in good faith in accordance with procedures established by the Board of Trustees.

(k)
Reflects the unrealized appreciation (depreciation) of the instruments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.
See notes to financial statements.

Schedule of Investments — IQ Global Resources ETF (continued)

April 30, 2021
A summary of the Fund’s transactions with affiliated fund during the year ended April 30, 2021 is as follows:
Affiliated Holdings
	Shares at 04/30/2020	Value ($) at 04/30/2020	Purchases Cost ($)	Sales Proceeds ($)	Net Realized Gain/ (Loss) ($)	Net Change in Unrealized Appreciation/ (Depreciation) ($)	Income Distributions ($)	Capital Gain Distributions ($)	Shares at 04/30/2021	Value ($) at 04/30/2021
IQ Ultra Short Duration ETF	21,468	1,061,593	344,927	(446,113)	5,641	(439)	12,538	4,584	19,464	965,609
For more information on the determination, please refer to Note 6.
See notes to financial statements.

Schedule of Investments — IQ U.S. Real Estate Small Cap ETF

April 30, 2021
	Shares	Value
Common Stocks — 99.6%
Diversified REITs — 14.0%
Alexander & Baldwin, Inc.	27,608	$506,055
American Assets Trust, Inc.	18,031	631,987
Broadstone Net Lease, Inc.	13,814	278,766
Empire State Realty Trust, Inc., Class A	69,285	789,156
Gladstone Commercial Corp.	14,255	299,925
Granite Point Mortgage Trust, Inc.	21,939	290,472
Industrial Logistics Properties Trust	26,146	648,421
Kennedy-Wilson Holdings, Inc.	49,130	1,009,621
Monmouth Real Estate Investment Corp.	37,477	692,575
New Senior Investment Group, Inc.	30,877	204,406
Preferred Apartment Communities, Inc., Class A	19,819	202,154
Redwood Trust, Inc.	45,075	500,783
Safehold, Inc.(a)	6,749	477,222
Washington Real Estate Investment Trust	33,919	787,599
Total Diversified REITs		7,319,142
Hotel REITs — 14.0%
Apple Hospitality REIT, Inc.	84,467	1,339,646
Ashford Hospitality Trust, Inc.*	26,892	73,684
Braemar Hotels & Resorts, Inc.*	15,456	101,237
Chatham Lodging Trust*	18,529	256,997
DiamondRock Hospitality Co.*	83,407	869,101
Hersha Hospitality Trust*	14,875	171,955
Pebblebrook Hotel Trust(a)	52,582	1,255,658
Service Properties Trust	66,048	813,381
Summit Hotel Properties, Inc.*	41,586	422,930
Sunstone Hotel Investors, Inc.*	86,212	1,134,550
Xenia Hotels & Resorts, Inc.*	45,870	891,254
Total Hotel REITs		7,330,393
Mortgage REITs — 15.8%
Apollo Commercial Real Estate Finance, Inc.	56,316	856,566
Arbor Realty Trust, Inc.	47,134	833,329
ARMOUR Residential REIT, Inc.	25,920	322,186
Capstead Mortgage Corp.	38,308	248,236
Chimera Investment Corp.	91,501	1,202,323
Dynex Capital, Inc.	11,926	240,905
Invesco Mortgage Capital, Inc.(a)	93,559	364,880
iStar, Inc.(a)	28,650	530,312
KKR Real Estate Finance Trust, Inc.	11,720	247,292
MFA Financial, Inc.	182,023	800,901
New York Mortgage Trust, Inc.	152,864	701,646
Orchid Island Capital, Inc.	38,194	210,067
PennyMac Mortgage Investment Trust	38,888	779,704
Two Harbors Investment Corp.	110,212	859,654
Western Asset Mortgage Capital Corp.	23,943	75,660
Total Mortgage REITs		8,273,661
Office REITs — 11.6%
Brandywine Realty Trust(a)	68,114	921,583
City Office REIT, Inc.	17,181	187,788
Easterly Government Properties, Inc.	33,207	711,626
Franklin Street Properties Corp.	39,141	206,665
Global Net Lease, Inc.	36,696	704,563
Lexington Realty Trust	110,389	1,351,161
Mack-Cali Realty Corp.	32,345	529,164
Office Properties Income Trust	19,271	534,770
	Shares	Value
Common Stocks (continued)
Office REITs (continued)
Piedmont Office Realty Trust, Inc., Class A	49,553	$922,677
Total Office REITs		6,069,997
Residential REITs — 5.3%
Apartment Investment and Management Co., Class A	60,112	417,177
Bluerock Residential Growth REIT, Inc.	9,227	87,472
Essential Properties Realty Trust, Inc.	42,928	1,124,284
Independence Realty Trust, Inc.	40,841	687,763
NexPoint Residential Trust, Inc.	8,937	448,280
Total Residential REITs		2,764,976
Retail REITs — 16.8%
Acadia Realty Trust	34,765	726,241
Brookfield Property REIT, Inc., Class A	14,238	256,070
Four Corners Property Trust, Inc.	30,585	882,989
Kite Realty Group Trust	33,901	705,480
Macerich Co. (The)(a)	59,172	815,982
Retail Opportunity Investments Corp.	46,639	820,846
Retail Properties of America, Inc., Class A	86,290	1,012,182
RPT Realty	32,409	411,918
Seritage Growth Properties, Class A*(a)	13,868	238,530
SITE Centers Corp.	68,218	1,006,215
Tanger Factory Outlet Centers, Inc.	36,735	641,026
Urban Edge Properties	45,730	862,011
Urstadt Biddle Properties, Inc., Class A	11,959	217,295
Whitestone REIT	15,961	155,939
Total Retail REITs		8,752,724
Specialized REITs — 22.1%
American Finance Trust, Inc.	44,001	440,450
CareTrust REIT, Inc.	38,204	923,773
CatchMark Timber Trust, Inc., Class A	19,565	227,541
Diversified Healthcare Trust	95,508	421,668
EPR Properties*(a)	29,919	1,427,436
Global Medical REIT, Inc.	19,654	282,231
LTC Properties, Inc.	15,604	663,638
National Storage Affiliates Trust	22,967	1,043,620
Physicians Realty Trust	84,821	1,588,697
QTS Realty Trust, Inc., Class A(a)	25,930	1,724,086
Terreno Realty Corp.	27,229	1,756,815
Uniti Group, Inc.	93,299	1,063,609
Total Specialized REITs		11,563,564
Total Common Stocks
(Cost $49,548,068)		52,074,457
Short-Term Investments — 1.7%
Money Market Funds — 1.7%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(b)(c)	688,938	688,938
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%(b)	206,366	206,366
Total Short-Term Investments
(Cost $895,304)		895,304
Total Investments — 101.3%
(Cost $50,443,372)		52,969,761

See notes to financial statements.

Schedule of Investments — IQ U.S. Real Estate Small Cap ETF (continued)

April 30, 2021
	Shares	Value
Other Assets and Liabilities, Net — (1.3)%		$(660,625)
Net Assets — 100.0%		$52,309,136

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $3,946,070; total market value of collateral held by the Fund was $4,148,409. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $3,459,471.

(b)
Reflects the 1-day yield at April 30, 2021.

(c)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2021. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Common Stocks	$52,074,457	$—	$—	$52,074,457
Short-Term Investments:
Money Market Funds	895,304	—	—	895,304
Total Investments in Securities	$52,969,761	$—	$—	$52,969,761

(d)
For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2021, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2).
See notes to financial statements.

Schedule of Investments — IQ 500 International ETF

April 30, 2021
	Shares	Value
Common Stocks — 97.4%
Australia — 5.1%
AGL Energy Ltd.	13,384	$92,323
Ampol Ltd.	11,373	224,810
Australia & New Zealand Banking Group Ltd.	17,201	381,866
BHP Group Ltd.	35,773	1,318,087
BlueScope Steel Ltd.	25,172	420,382
Brambles Ltd.	21,995	176,696
CIMIC Group Ltd.*(a)	14,120	211,596
Commonwealth Bank of Australia	5,378	369,893
CSL Ltd.	850	178,039
Downer EDI Ltd.	109,979	478,287
Glencore PLC*	778,827	3,183,217
Metcash Ltd.	75,367	206,671
National Australia Bank Ltd.	16,955	349,163
Origin Energy Ltd.	53,635	172,350
Qantas Airways Ltd.*	101,428	387,823
Ramsay Health Care Ltd.	6,496	337,801
Rio Tinto PLC	13,621	1,145,871
Sonic Healthcare Ltd.	11,108	307,864
South32 Ltd.	108,041	240,354
Telstra Corp., Ltd.	128,605	336,766
Viva Energy Group Ltd.	181,523	274,125
Wesfarmers Ltd.	18,578	776,510
Westpac Banking Corp.	19,376	373,875
Woolworths Group Ltd.	20,066	609,149
Total Australia		12,553,518
Austria — 0.4%
OMV AG	9,678	477,782
voestalpine AG	10,129	440,177
Total Austria		917,959
Belgium — 1.0%
Anheuser-Busch InBev SA/NV	20,841	1,475,950
bpost SA*	16,807	178,954
Etablissements Franz Colruyt NV	2,346	139,314
Solvay SA	2,755	350,882
Umicore SA	5,686	346,073
Total Belgium		2,491,173
Brazil — 0.1%
Yara International ASA	5,875	307,391
Canada — 6.7%
Air Canada*	17,705	356,489
Alimentation Couche-Tard, Inc., Class B	27,478	930,303
Bank of Montreal(a)	3,339	314,874
Bank of Nova Scotia (The)	4,990	317,483
Barrick Gold Corp.	5,992	127,565
BCE, Inc.	6,955	328,471
Bombardier, Inc., Class B*	713,519	533,602
Brookfield Asset Management, Inc., Class A	10,335	470,712
Canadian Imperial Bank of Commerce	2,419	251,260
Canadian National Railway Co.	2,446	263,111
Canadian Natural Resources Ltd.	16,723	507,182
Canadian Tire Corp., Ltd., Class A(a)	2,169	345,432
	Shares	Value
Common Stocks (continued)
Canada (continued)
Cenovus Energy, Inc.(a)	143,915	$1,119,547
CGI, Inc.*	3,775	333,711
Empire Co., Ltd., Class A	9,877	310,392
Enbridge, Inc.	24,824	956,678
George Weston Ltd.	5,661	499,421
Great-West Lifeco, Inc.	12,543	363,382
Imperial Oil Ltd.	24,390	703,825
Loblaw Cos., Ltd.	8,249	457,644
Magna International, Inc.	12,197	1,150,892
Manulife Financial Corp.	14,638	319,366
Metro, Inc.	3,539	162,020
Nutrien Ltd.	8,474	467,372
Parkland Corp.	9,227	296,116
Pembina Pipeline Corp.	7,081	218,382
Power Corp. of Canada	14,387	418,675
Restaurant Brands International, Inc.	3,366	230,958
Rogers Communications, Inc., Class B	4,602	226,471
Royal Bank of Canada	4,662	444,561
Saputo, Inc.	5,875	186,537
SNC-Lavalin Group, Inc.	9,562	213,672
Sun Life Financial, Inc.	4,729	254,902
Suncor Energy, Inc.	24,723	528,343
TC Energy Corp.	4,563	225,554
Teck Resources Ltd., Class B	22,107	467,406
TELUS Corp.	10,801	223,887
Thomson Reuters Corp.	2,138	198,107
Toronto-Dominion Bank (The)	6,154	422,706
WSP Global, Inc.	2,214	229,697
Total Canada		16,376,708
China — 0.4%
Wilmar International Ltd.	219,630	861,747
Denmark — 0.8%
Carlsberg A/S, Class B	1,289	226,495
DSV PANALPINA A/S	2,151	480,329
ISS A/S*	16,828	319,935
Novo Nordisk A/S, Class B	5,113	374,972
Orsted A/S	1,499	218,918
Vestas Wind Systems A/S	8,285	346,279
Total Denmark		1,966,928
Finland — 1.0%
Kesko OYJ, Class B(a)	10,028	305,897
Kone OYJ, Class B	2,236	175,875
Neste OYJ	5,289	320,892
Nokia OYJ*	117,233	556,386
Outokumpu OYJ*	47,562	309,750
Stora Enso OYJ, Class R	19,076	365,811
UPM-Kymmene OYJ	7,017	274,952
Wartsila OYJ Abp	17,341	224,094
Total Finland		2,533,657
France — 12.9%
Air France-KLM*(a)	72,010	401,875
Air Liquide SA	3,094	521,885
Airbus SE*	12,102	1,455,964
Arkema SA	2,334	292,206
Atos SE*	3,834	261,322

See notes to financial statements.

Schedule of Investments — IQ 500 International ETF  (continued)

April 30, 2021
	Shares	Value
Common Stocks (continued)
France (continued)
AXA SA	36,587	$1,036,121
BNP Paribas SA*	15,082	969,333
Bollore SA	166,232	840,462
Bouygues SA(a)	19,243	825,591
Bureau Veritas SA*	7,188	215,198
Capgemini SE	3,230	592,573
Carrefour SA	55,474	1,075,485
Casino Guichard Perrachon SA*(a)	11,101	388,206
Cie de Saint-Gobain*	20,178	1,275,239
Cie Generale des Etablissements Michelin	2,598	376,391
CNP Assurances	23,233	407,352
Credit Agricole SA*	34,741	538,323
Danone SA(a)	5,957	420,438
Eiffage SA*	4,369	479,237
Electricite de France SA*	100,685	1,468,999
Elior Group SA*	24,307	201,607
Engie SA*	78,041	1,162,109
EssilorLuxottica SA	1,794	298,891
Faurecia SE*	10,027	541,965
Kering SA	397	318,526
L’Oreal SA(a)	1,652	679,432
LVMH Moet Hennessy Louis Vuitton SE	2,250	1,696,094
Natixis SA*	42,573	208,277
Orange SA	51,566	642,478
Orpea*	1,469	189,305
Pernod Ricard SA	1,044	214,530
Publicis Groupe SA	9,333	605,120
Renault SA*	24,453	986,859
Rexel SA*	25,263	497,838
Safran SA*	4,118	615,591
Sanofi(a)	7,252	761,863
Schneider Electric SE(a)	3,670	587,675
Societe Generale SA*	14,843	422,936
Sodexo SA*	6,195	619,721
SPIE SA*	12,933	327,255
Suez SA	22,175	530,148
Teleperformance	621	240,041
Thales SA	3,496	356,795
TOTAL SE(a)	45,184	2,003,003
Valeo SA	12,680	411,217
Veolia Environnement SA	15,941	508,337
Vinci SA	14,112	1,552,705
Vivendi SE*	14,058	490,767
Total France		31,513,285
Germany — 12.8%
adidas AG*	1,279	395,462
Allianz SE	3,510	914,363
Aurubis AG	3,807	327,858
BASF SE	32,134	2,594,849
Bayer AG	12,953	839,205
Bayerische Motoren Werke AG	17,866	1,793,691
Beiersdorf AG	1,229	138,922
Brenntag SE	6,125	550,636
CECONOMY AG*	114,398	670,659
Continental AG	7,777	1,054,530
Covestro AG	8,349	546,950
	Shares	Value
Common Stocks (continued)
Germany (continued)
Daimler AG	38,917	$3,469,115
Deutsche Bank AG*	34,098	476,393
Deutsche Lufthansa AG*(a)	53,688	693,993
Deutsche Post AG	34,014	2,004,514
Deutsche Telekom AG	80,577	1,551,977
E.ON SE	36,542	441,036
Evonik Industries AG	12,184	427,106
Fresenius Medical Care AG & Co. KGaA	7,223	575,264
Fresenius SE & Co. KGaA	14,049	691,370
Hannover Rueck SE	949	175,702
HeidelbergCement AG	6,318	579,699
Infineon Technologies AG	10,740	433,955
LANXESS AG	3,516	259,117
Merck KGaA	2,607	458,663
METRO AG	47,953	525,305
Muenchener Rueckversicherungs- Gesellschaft AG	1,555	450,475
ProSiebenSat.1 Media SE*	15,514	337,004
RWE AG	10,905	414,039
Salzgitter AG*	11,573	368,908
SAP SE	5,457	767,012
Siemens AG	12,508	2,090,230
Siemens Healthineers AG	11,128	636,037
Telefonica Deutschland Holding AG	53,242	154,976
thyssenkrupp AG*	89,980	1,204,495
TUI AG*(a)	152,700	910,590
Uniper SE(a)	33,487	1,223,055
United Internet AG	5,176	218,143
Total Germany		31,365,298
Hong Kong — 0.5%
AIA Group Ltd.	24,586	313,068
CLP Holdings Ltd.	16,765	165,452
Dairy Farm International Holdings Ltd.	29,300	127,748
Nine Dragons Paper Holdings Ltd.	152,888	210,233
WH Group Ltd.	283,276	247,648
Yue Yuen Industrial Holdings Ltd.	81,605	204,883
Total Hong Kong		1,269,032
Ireland — 0.3%
CRH PLC	15,461	733,602
Israel — 0.2%
Teva Pharmaceutical Industries Ltd.*	34,699	362,144
Italy — 2.7%
Assicurazioni Generali SpA	32,499	652,755
Atlantia SpA*	10,240	200,004
Autogrill SpA*(a)	29,764	246,653
Enel SpA	187,946	1,870,403
Eni SpA	92,896	1,110,454
Intesa Sanpaolo SpA*	125,003	349,261
Leonardo SpA	31,384	256,677
Poste Italiane SpA	49,448	648,828
Prysmian SpA	7,385	231,586
Saipem SpA(a)	69,341	160,393
Saras SpA*	150,176	103,877
Telecom Italia SpA	776,670	426,620

See notes to financial statements.

Schedule of Investments — IQ 500 International ETF  (continued)

April 30, 2021
	Shares	Value
Common Stocks (continued)
Italy (continued)
UniCredit SpA	19,476	$200,738
Unipol Gruppo SpA*	34,737	190,474
Total Italy		6,648,723
Japan — 27.0%
Aeon Co., Ltd.	29,999	818,554
AGC, Inc.	7,530	343,071
Aisin Corp.	12,326	474,749
Ajinomoto Co., Inc.	7,546	150,948
Alfresa Holdings Corp.	14,742	263,941
ANA Holdings, Inc.*	9,267	212,377
Asahi Group Holdings Ltd.	7,163	299,155
Asahi Kasei Corp.	34,221	360,509
Astellas Pharma, Inc.	12,086	181,392
Bridgestone Corp.	8,424	337,330
Brother Industries Ltd.	7,322	154,807
Canon, Inc.	22,350	532,245
Central Japan Railway Co.	1,525	223,019
Chubu Electric Power Co., Inc.	20,977	253,421
Chugoku Electric Power Co., Inc. (The)	10,753	120,019
Coca-Cola Bottlers Japan Holdings, Inc.(a)	5,454	87,070
Cosmo Energy Holdings Co., Ltd.	15,230	327,298
Dai Nippon Printing Co., Ltd.	9,955	197,725
Dai-ichi Life Holdings, Inc.	24,622	442,748
Daiichi Sankyo Co., Ltd.	5,827	148,574
Daikin Industries Ltd.	1,778	356,722
Denso Corp.	13,931	899,675
Dentsu Group, Inc.(a)	9,167	281,791
DIC Corp.	5,068	129,499
East Japan Railway Co.	5,244	358,811
ENEOS Holdings, Inc.	229,268	988,345
Fast Retailing Co., Ltd.	554	454,685
Fuji Media Holdings, Inc.	12,062	146,106
FUJIFILM Holdings Corp.	3,767	244,241
Fujitsu Ltd.	6,327	1,007,469
Hakuhodo DY Holdings, Inc.	21,472	361,648
Hankyu Hanshin Holdings, Inc.	3,412	107,381
Hanwa Co., Ltd.	13,998	415,567
Hino Motors Ltd.	30,003	251,157
HIS Co., Ltd.*(a)	10,869	223,734
Hitachi Ltd.	25,317	1,246,336
Honda Motor Co., Ltd.	35,362	1,045,606
Idemitsu Kosan Co., Ltd.	14,500	347,162
IHI Corp.*	10,577	212,498
Isetan Mitsukoshi Holdings Ltd.	20,895	145,666
Isuzu Motors Ltd.	22,759	230,286
ITOCHU Corp.	77,407	2,413,458
Japan Airlines Co., Ltd.*	10,448	221,855
Japan Post Holdings Co., Ltd.*	65,288	548,084
Japan Post Insurance Co., Ltd.	17,906	344,998
Japan Tobacco, Inc.	14,719	275,245
JFE Holdings, Inc.	57,680	758,829
JTEKT Corp.	19,292	173,673
Kajima Corp.	26,234	362,411
Kansai Electric Power Co., Inc. (The)	30,753	304,421
Kao Corp.	2,130	136,544
Kawasaki Heavy Industries Ltd.*	9,308	222,513
	Shares	Value
Common Stocks (continued)
Japan (continued)
Kawasaki Kisen Kaisha Ltd.*	15,880	$442,382
KDDI Corp.	22,726	687,362
Kintetsu Group Holdings Co., Ltd.*	3,171	113,576
Kirin Holdings Co., Ltd.	10,066	188,832
Kobe Steel Ltd.	61,851	445,895
Komatsu Ltd.	14,002	410,561
Konica Minolta, Inc.	34,661	195,970
Kubota Corp.	13,169	309,632
Kyocera Corp.	3,645	221,324
Kyushu Electric Power Co., Inc.	25,424	232,132
Lixil Corp.	12,214	330,869
Marubeni Corp.	143,810	1,195,424
Maruha Nichiro Corp.	5,171	118,175
Mazda Motor Corp.*	39,487	305,622
Medipal Holdings Corp.	17,141	314,891
MEIJI Holdings Co., Ltd.	2,060	127,590
Mitsubishi Chemical Holdings Corp.	73,666	548,258
Mitsubishi Corp.	85,230	2,354,829
Mitsubishi Electric Corp.	43,752	673,262
Mitsubishi Heavy Industries Ltd.	12,434	369,363
Mitsubishi Materials Corp.	7,241	162,501
Mitsubishi Motors Corp.*	53,377	144,546
Mitsubishi UFJ Financial Group, Inc.	71,370	377,401
Mitsui & Co., Ltd.	52,941	1,115,682
Mitsui Chemicals, Inc.	9,288	292,308
Mitsui OSK Lines Ltd.	10,536	423,156
Mizuho Financial Group, Inc.	15,616	219,300
MS&AD Insurance Group Holdings, Inc.	7,850	222,275
Murata Manufacturing Co., Ltd.	4,525	360,286
NEC Corp.	11,621	676,177
NH Foods Ltd.	3,942	175,813
Nidec Corp.	2,779	321,744
Nippon Express Co., Ltd.	5,059	386,466
Nippon Paper Industries Co., Ltd.	9,202	112,978
Nippon Steel Corp.	60,034	1,047,389
Nippon Telegraph & Telephone Corp.	71,028	1,790,240
Nippon Yusen K.K.	18,681	733,191
Nissan Motor Co., Ltd.*	189,847	951,276
Nitto Denko Corp.	2,928	242,694
Nomura Research Institute Ltd.	5,113	157,406
NTT Data Corp.	33,781	524,771
Obayashi Corp.	31,428	286,663
Oji Holdings Corp.	34,319	216,329
Olympus Corp.	8,844	181,848
Omron Corp.	2,597	196,964
Oriental Land Co., Ltd.	936	132,515
ORIX Corp.	10,319	165,918
Osaka Gas Co., Ltd.	8,000	154,284
Otsuka Corp.	3,589	180,919
Otsuka Holdings Co., Ltd.	4,647	178,602
PALTAC Corp.	2,692	140,135
Pan Pacific International Holdings Corp.	6,098	131,383
Panasonic Corp.	62,762	740,133
Persol Holdings Co., Ltd.	15,384	282,754
Rakuten Group, Inc.	26,937	342,304
Recruit Holdings Co., Ltd.	13,206	596,720
Renesas Electronics Corp.*	33,332	388,805

See notes to financial statements.

Schedule of Investments — IQ 500 International ETF  (continued)

April 30, 2021
	Shares	Value
Common Stocks (continued)
Japan (continued)
Ricoh Co., Ltd.	35,005	$372,131
Secom Co., Ltd.	2,304	191,310
Seibu Holdings, Inc.*	9,955	107,105
Seiko Epson Corp.	13,556	230,429
Sekisui Chemical Co., Ltd.	10,674	185,737
Sekisui House Ltd.	7,227	146,054
Seven & i Holdings Co., Ltd.	22,418	963,745
SG Holdings Co., Ltd.	13,496	306,702
Sharp Corp.	15,130	255,662
Shimizu Corp.	29,235	239,379
Shin-Etsu Chemical Co., Ltd.	2,173	366,789
Ship Healthcare Holdings, Inc.	6,713	175,893
Shiseido Co., Ltd.	2,206	160,003
Showa Denko K.K.	6,499	196,804
SoftBank Group Corp.	28,081	2,539,506
Sojitz Corp.	91,583	273,144
Sompo Holdings, Inc.	5,147	191,179
Sony Group Corp.	9,166	914,042
Subaru Corp.	11,088	205,671
Sumitomo Chemical Co., Ltd.	87,409	445,422
Sumitomo Corp.	53,261	725,057
Sumitomo Electric Industries Ltd.	24,370	362,523
Sumitomo Forestry Co., Ltd.	11,884	275,070
Sumitomo Metal Mining Co., Ltd.	5,659	240,173
Sumitomo Mitsui Financial Group, Inc.	10,709	372,495
Suntory Beverage & Food Ltd.	3,878	130,916
Suzuken Co., Ltd.	6,656	239,617
Suzuki Motor Corp.	9,941	377,159
T&D Holdings, Inc.	13,530	165,744
Taiheiyo Cement Corp.	6,392	160,173
Taisei Corp.	7,768	286,401
Takeda Pharmaceutical Co., Ltd.	7,194	239,241
TDK Corp.	2,524	342,907
Teijin Ltd.	7,366	121,166
Toho Holdings Co., Ltd.	7,034	118,665
Tohoku Electric Power Co., Inc.	22,914	201,877
Tokio Marine Holdings, Inc.	5,017	240,052
Tokyo Electric Power Co. Holdings, Inc.*	160,155	473,263
Tokyo Electron Ltd.	1,048	463,285
Tokyo Gas Co., Ltd.	8,237	166,767
Tokyu Corp.	9,678	124,400
Toppan Printing Co., Ltd.	14,199	242,008
Toray Industries, Inc.	60,151	373,767
Toshiba Corp.	10,236	422,813
Tosoh Corp.	10,936	193,898
Toyota Boshoku Corp.	10,735	199,958
Toyota Industries Corp.	3,155	252,562
Toyota Motor Corp.	24,177	1,797,598
Toyota Tsusho Corp.	29,925	1,264,842
West Japan Railway Co.	2,936	162,023
Yamada Holdings Co., Ltd.	36,807	183,185
Yamaha Motor Co., Ltd.	10,120	252,664
Yamato Holdings Co., Ltd.	12,823	361,914
Yamazaki Baking Co., Ltd.	5,999	95,003
Z Holdings Corp.	58,339	269,532
Zensho Holdings Co., Ltd.	6,383	160,006
Total Japan		66,010,624

	Shares	Value
Common Stocks (continued)
Luxembourg — 1.4%
ArcelorMittal SA*	105,148	$3,069,495
RTL Group SA*	5,025	295,922
Total Luxembourg		3,365,417
Netherlands — 3.4%
Aegon NV	64,545	300,385
Akzo Nobel NV	2,456	295,417
ASML Holding NV	588	383,080
EXOR NV	13,106	1,077,884
Heineken Holding NV	4,503	447,751
Heineken NV	4,123	478,657
ING Groep NV	23,144	296,160
Koninklijke Ahold Delhaize NV	29,960	807,514
Koninklijke DSM NV	1,485	266,716
Koninklijke Philips NV*	7,705	434,825
NN Group NV	5,186	259,518
Randstad NV	12,408	897,400
Royal Dutch Shell PLC, Class B	114,955	2,067,502
Wolters Kluwer NV	1,909	172,951
Total Netherlands		8,185,760
Norway — 1.0%
Equinor ASA	72,793	1,485,088
Norsk Hydro ASA	111,676	714,559
Telenor ASA	14,482	258,763
Total Norway		2,458,410
Portugal — 0.3%
EDP — Energias de Portugal SA	61,357	341,388
Galp Energia SGPS SA	18,219	210,767
Jeronimo Martins SGPS SA	12,029	219,959
Total Portugal		772,114
Singapore — 0.5%
Jardine Cycle & Carriage Ltd.	15,082	262,779
Oversea-Chinese Banking Corp., Ltd.	21,103	193,518
Sembcorp Industries Ltd.	104,275	166,163
Singapore Airlines Ltd.*(a)	106,244	404,085
Singapore Telecommunications Ltd.	102,325	192,282
Total Singapore		1,218,827
Spain — 2.9%
Acciona SA(a)	1,569	273,304
ACS Actividades de Construccion y Servicios SA	35,658	1,164,558
Amadeus IT Group SA*	3,005	205,108
Banco Bilbao Vizcaya Argentaria SA*	51,561	289,894
Banco Santander SA*	214,544	830,332
Cia de Distribucion Integral Logista Holdings SA	9,686	201,718
Endesa SA	12,619	332,070
Iberdrola SA	52,753	713,468
Industria de Diseno Textil SA(a)	15,899	566,903
Mapfre SA	85,889	185,125
Naturgy Energy Group SA	14,289	366,899
Repsol SA	68,192	815,805
Siemens Gamesa Renewable Energy SA	7,825	283,534

See notes to financial statements.

Schedule of Investments — IQ 500 International ETF  (continued)

April 30, 2021
	Shares	Value
Common Stocks (continued)
Spain (continued)
Telefonica SA	168,791	$782,995
Total Spain		7,011,713
Sweden — 2.1%
Assa Abloy AB, B Shares(a)	6,812	194,393
Atlas Copco AB, A Shares	4,109	249,288
Electrolux AB, Series B	10,395	292,091
Essity AB, B Shares	5,900	192,788
H & M Hennes & Mauritz AB, B Shares*(a)	22,922	566,019
ICA Gruppen AB	3,677	169,592
NCC AB, B Shares	9,623	181,973
Sandvik AB(a)	9,580	237,128
Securitas AB, B Shares(a)	20,556	351,159
Skanska AB, B Shares	19,502	529,540
SKF AB, B Shares	9,229	238,590
SSAB AB, A Shares*	53,540	291,959
Telefonaktiebolaget LM Ericsson, B Shares	43,824	600,888
Telia Co. AB	42,138	174,617
Volvo AB, B Shares	39,890	975,815
Total Sweden		5,245,840
Switzerland — 3.9%
ABB Ltd.	18,402	598,234
Adecco Group AG	11,586	785,569
Cie Financiere Richemont SA, Class A	2,420	248,461
Credit Suisse Group AG	21,570	225,763
Kuehne + Nagel International AG	2,090	625,591
LafargeHolcim Ltd.*	8,815	544,142
Nestle SA	17,643	2,106,211
Novartis AG	10,693	914,014
Roche Holding AG	4,819	1,572,430
Schindler Holding AG — Participating Certificate	579	164,930
Sika AG	738	220,417
STMicroelectronics NV	7,845	294,269
Swiss Life Holding AG	372	181,462
Swiss Re AG	2,790	259,652
Swisscom AG	329	178,667
UBS Group AG	25,348	387,008
Zurich Insurance Group AG	739	303,605
Total Switzerland		9,610,425
United Kingdom — 8.4%
Associated British Foods PLC*	11,035	352,628
AstraZeneca PLC	4,055	433,147
Aviva PLC	43,048	238,587
Babcock International Group PLC*	27,344	109,072
BAE Systems PLC	51,750	362,695
Balfour Beatty PLC*	54,963	237,429
Barclays PLC	136,622	331,976
BP PLC	353,507	1,483,029
British American Tobacco PLC	14,535	539,738
BT Group PLC*	305,883	698,581
Bunzl PLC	9,532	307,107
Capita PLC*	311,151	188,348
Centrica PLC*	848,926	665,971
	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
CK Hutchison Holdings Ltd.	63,570	$521,371
Compass Group PLC*	36,646	797,859
Computacenter PLC	7,689	285,095
DCC PLC	3,112	270,760
Diageo PLC	7,190	323,634
Dixons Carphone PLC*	153,499	296,050
DS Smith PLC	36,344	211,747
easyJet PLC*	17,605	252,525
Experian PLC	4,305	166,417
GlaxoSmithKline PLC	37,024	686,700
Hays PLC*	112,738	255,054
HSBC Holdings PLC	61,505	385,590
Imperial Brands PLC	16,873	352,175
Inchcape PLC*	26,681	288,695
InterContinental Hotels Group PLC*	2,759	196,805
International Consolidated Airlines Group SA*	18,060	50,710
ITV PLC*	139,398	233,534
J Sainsbury PLC	137,437	452,316
John Wood Group PLC*	81,410	317,409
Johnson Matthey PLC	11,307	508,791
Kingfisher PLC*	97,588	482,768
Legal & General Group PLC	45,505	171,623
Lloyds Banking Group PLC	500,878	315,088
Marks & Spencer Group PLC*	129,828	284,010
Mondi PLC	8,618	234,465
National Grid PLC	22,057	278,088
Natwest Group PLC	89,211	242,835
Pearson PLC(a)	19,938	229,123
Petrofac Ltd.*	48,383	88,157
Prudential PLC	14,171	301,076
Reckitt Benckiser Group PLC	3,029	270,542
RELX PLC	10,136	263,765
Rolls-Royce Holdings PLC*	284,137	411,577
Royal Mail PLC*	118,477	813,626
SSE PLC	21,764	442,358
Standard Chartered PLC	24,910	179,206
Tesco PLC	209,139	639,935
Travis Perkins PLC*	10,500	223,446
Vodafone Group PLC	417,991	791,702
Wickes Group PLC*	11,766	40,718
Wm Morrison Supermarkets PLC	106,598	256,586
WPP PLC	58,224	786,471
Total United Kingdom		20,548,710
United States — 1.6%
Ferguson PLC	4,943	624,979
Stellantis NV	189,834	3,159,089
Total United States		3,784,068
Total Common Stocks
(Cost $212,844,444)		238,113,073
Preferred Stocks — 1.6%
Germany — 1.6%
Henkel AG & Co. KGaA, 1.93%	3,766	433,222
Schaeffler AG, 3.33%	30,170	272,208
Volkswagen AG, 2.22%	12,232	3,190,881
Total Germany		3,896,311

See notes to financial statements.

Schedule of Investments — IQ 500 International ETF  (continued)

April 30, 2021
	Shares	Value
Preferred Stocks (continued)
Total Preferred Stocks
(Cost $3,050,279)		$3,896,311
Rights — 0.0%(b)
Switzerland — 0.0%(b)
Credit Suisse Group AG, expires 5/11/21*(c)
(Cost $0)	21,570	0
Short-Term Investments — 4.4%
Money Market Funds — 4.4%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(d)(e)	9,927,426	9,927,426
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%(d)	912,951	912,951
Total Short-Term Investments
(Cost $10,840,377)		10,840,377
Total Investments — 103.4%
(Cost $226,735,100)		252,849,761
Other Assets and Liabilities, Net — (3.4)%		(8,513,637)
Net Assets — 100.0%		$244,336,124

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $12,119,424; total market value of collateral held by the Fund was $13,717,598. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $3,790,172.

(b)
Less than 0.05%.

(c)
Security is fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees. The security is fair valued using significant unobservable inputs.

(d)
Reflects the 1-day yield at April 30, 2021.

(e)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2021. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(f)
Common Stocks	$238,113,073	$—	$—	$238,113,073
Preferred Stocks	3,896,311	—	—	3,896,311
Rights	—	—	0(g)	0
Short-Term Investments:
Money Market Funds	10,840,377	—	—	10,840,377
Total Investments in Securities	$252,849,761	$—	$0	$252,849,761

(f)
For a complete listing of investments and their countries, see the Schedule of Investments.

(g)
The Level 3 security, valued at $0, has been fair valued in good faith in accordance with procedures established by the Board of Trustees.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.
See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF

April 30, 2021
	Shares	Value
Common Stocks — 98.8%
Australia — 7.9%
Afterpay Ltd.*	3,787	$344,158
APA Group(a)	23,909	185,239
Aristocrat Leisure Ltd.	12,536	359,933
ASX Ltd.	3,868	218,052
Aurizon Holdings Ltd.	43,199	125,134
Australia & New Zealand Banking Group Ltd.	47,772	1,060,549
BHP Group Ltd.	49,010	1,805,816
BHP Group PLC	34,581	1,045,920
BlueScope Steel Ltd.	9,801	163,680
Boral Ltd.*	29,975	143,556
Brambles Ltd.	28,617	229,894
Charter Hall Group	12,921	139,732
Cochlear Ltd.	1,241	213,291
Coles Group Ltd.	22,755	286,858
Commonwealth Bank of Australia	29,726	2,044,523
Computershare Ltd.	14,270	155,643
CSL Ltd.	7,618	1,595,648
Dexus	28,153	221,165
Evolution Mining Ltd.	33,775	120,794
Fortescue Metals Group Ltd.	27,849	485,955
Glencore PLC*	184,156	752,681
Goodman Group	33,409	488,006
GPT Group (The)	49,353	176,127
Incitec Pivot Ltd.*	47,776	97,797
Insurance Australia Group Ltd.	48,826	184,807
Lendlease Group	12,702	124,706
Macquarie Group Ltd.	5,902	731,674
Magellan Financial Group Ltd.	3,114	116,662
Medibank Pvt Ltd.	63,104	150,134
Mirvac Group	93,632	194,557
National Australia Bank Ltd.	54,788	1,128,278
Newcrest Mining Ltd.	14,835	303,901
Northern Star Resources Ltd.	21,598	175,342
Oil Search Ltd.	43,475	127,613
Orica Ltd.	9,445	98,931
Origin Energy Ltd.	34,732	111,608
OZ Minerals Ltd.	7,713	142,632
QBE Insurance Group Ltd.	27,540	209,755
Ramsay Health Care Ltd.	3,695	192,145
Rio Tinto Ltd.	6,272	586,948
Rio Tinto PLC	17,984	1,512,909
Santos Ltd.	37,974	204,744
Scentre Group	108,095	227,115
SEEK Ltd.*	8,360	199,994
Shopping Centres Australasia Property Group	54,974	105,737
Sonic Healthcare Ltd.	10,084	279,483
South32 Ltd.	88,140	196,081
Stockland	54,953	198,659
Suncorp Group Ltd.	25,216	204,715
Sydney Airport*	30,646	146,533
Tabcorp Holdings Ltd.	50,305	193,125
	Shares	Value
Common Stocks (continued)
Australia (continued)
Telstra Corp., Ltd.	78,126	$204,581
Transurban Group	48,833	534,507
Treasury Wine Estates Ltd.	14,634	113,493
Vicinity Centres	90,038	110,237
Wesfarmers Ltd.	19,712	823,908
Westpac Banking Corp.	60,433	1,166,103
Woodside Petroleum Ltd.	18,264	322,510
Woolworths Group Ltd.	21,786	661,364
Total Australia		24,445,642
Austria — 0.2%
ams AG*	5,032	87,338
Erste Group Bank AG*	7,980	284,347
OMV AG	4,322	213,368
Total Austria		585,053
Belgium — 0.9%
Ageas SA/NV	4,179	253,345
Anheuser-Busch InBev SA/NV	14,040	994,307
Galapagos NV*	914	71,397
Groupe Bruxelles Lambert SA	2,358	258,252
KBC Group NV*	4,975	387,003
Solvay SA	1,575	200,595
UCB SA	2,448	227,088
Umicore SA	4,010	244,065
Total Belgium		2,636,052
Brazil — 0.0%(b)
Yara International ASA	2,848	149,012
Cambodia — 0.0%(b)
NagaCorp Ltd.	55,863	59,842
Chile — 0.1%
Antofagasta PLC	6,493	167,706
China — 0.6%
AAC Technologies Holdings, Inc.	15,037	83,734
BOC Hong Kong Holdings Ltd.	68,595	241,990
Budweiser Brewing Co APAC Ltd.	31,235	98,730
ESR Cayman Ltd.*	39,418	134,746
Lenovo Group Ltd.	143,879	197,845
Prosus NV*	7,361	799,543
Want Want China Holdings Ltd.	148,812	107,870
Wilmar International Ltd.	35,787	140,415
Total China		1,804,873
Denmark — 2.2%
Ambu A/S, Class B	3,015	169,158
AP Moller — Maersk A/S, Class B(a)	159	395,592
Carlsberg A/S, Class B	1,875	329,464
Chr Hansen Holding A/S*	1,891	174,050
Coloplast A/S, Class B	2,349	389,177
Danske Bank A/S	11,140	212,877

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2021
	Shares	Value
Common Stocks (continued)
Denmark (continued)
Demant A/S*	1,855	$93,146
DSV PANALPINA A/S	3,487	778,664
Genmab A/S*	1,061	389,868
GN Store Nord A/S	2,350	212,417
Novo Nordisk A/S, Class B	26,811	1,966,237
Novozymes A/S, Class B	3,714	264,708
Orsted A/S	2,979	435,061
Pandora A/S*	1,721	195,567
SimCorp A/S	792	104,820
Vestas Wind Systems A/S	16,895	706,141
Total Denmark		6,816,947
Finland — 1.2%
Elisa OYJ	2,995	170,138
Fortum OYJ(a)	8,260	217,263
Kesko OYJ, Class B	5,500	167,773
Kone OYJ, Class B	6,628	521,334
Metso Outotec OYJ	12,185	137,061
Neste OYJ	7,215	437,745
Nokia OYJ*	96,237	456,739
Nokian Renkaat OYJ	3,010	112,254
Nordea Bank Abp	58,210	603,610
Sampo OYJ, Class A	9,104	433,006
Stora Enso OYJ, Class R	11,042	211,747
UPM-Kymmene OYJ	9,616	376,790
Total Finland		3,845,460
France — 9.6%
Accor SA*	4,180	168,417
Adevinta ASA*	4,219	77,441
Air Liquide SA(a)	7,667	1,293,242
Airbus SE*	9,219	1,109,117
Alstom SA*	4,660	254,905
Arkema SA	1,414	177,026
Atos SE*	1,852	126,231
AXA SA(a)	32,197	911,799
BNP Paribas SA*	18,152	1,166,645
Bouygues SA(a)	4,019	172,429
Bureau Veritas SA*	6,454	193,223
Capgemini SE	2,746	503,779
Carrefour SA	9,890	191,739
Cie de Saint-Gobain*	8,632	545,538
Cie Generale des Etablissements Michelin	3,057	442,890
Covivio	1,333	119,066
Credit Agricole SA*	19,886	308,140
Danone SA(a)	9,922	700,283
Dassault Systemes SE	2,280	529,583
Edenred	4,713	267,506
Eiffage SA*	1,395	153,018
Engie SA*	28,601	425,897
EssilorLuxottica SA	4,967	827,531
Gecina SA	1,199	175,584
	Shares	Value
Common Stocks (continued)
France (continued)
Getlink SE*	9,389	$149,532
Hermes International	542	681,168
Kering SA(a)	1,250	1,002,916
Klepierre SA	3,997	106,144
Legrand SA	4,785	466,575
L’Oreal SA(a)	3,951	1,624,960
LVMH Moet Hennessy Louis Vuitton SE	4,134	3,116,289
Orange SA	32,415	403,869
Orpea*	1,096	141,238
Pernod Ricard SA	3,546	728,663
Publicis Groupe SA	4,189	271,601
Renault SA*	3,425	138,224
Rexel SA*	6,843	134,849
Rubis SCA	2,072	97,401
Safran SA*	5,523	825,621
Sanofi(a)	18,005	1,891,526
Sartorius Stedim Biotech	437	200,955
Schneider Electric SE	8,715	1,395,528
SCOR SE*	3,389	109,784
Societe Generale SA*	13,188	375,778
Sodexo SA*	1,698	169,861
Suez SA	6,139	146,768
Teleperformance	1,047	404,707
Thales SA	1,932	197,176
TOTAL SE(a)	40,273	1,785,299
Ubisoft Entertainment SA*	1,655	124,438
Unibail-Rodamco-Westfield*	2,430	200,642
Valeo SA	4,459	144,607
Veolia Environnement SA	9,061	288,943
Vinci SA	7,757	853,482
Vivendi SE*	13,906	485,461
Worldline SA*	4,236	416,255
Total France		29,921,289
Germany — 7.8%
adidas AG*	3,263	1,008,906
Allianz SE	6,819	1,776,365
Aroundtown SA	23,572	181,720
BASF SE	15,449	1,247,520
Bayer AG	16,238	1,052,036
Bayerische Motoren Werke AG	6,007	603,084
Bechtle AG	541	110,290
Beiersdorf AG	1,876	212,057
Brenntag SE	3,171	285,072
Commerzbank AG*	19,675	130,053
Continental AG	1,842	249,768
Covestro AG	3,296	215,924
CTS Eventim AG & Co. KGaA*	1,409	97,495
Daimler AG	13,628	1,214,818
Deutsche Bank AG*	35,228	492,181
Deutsche Boerse AG	3,131	540,112
Deutsche Post AG	16,415	967,369
Deutsche Telekom AG	53,731	1,034,902

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2021
	Shares	Value
Common Stocks (continued)
Germany (continued)
Deutsche Wohnen SE	6,265	$339,381
E.ON SE	38,034	459,044
Fresenius Medical Care AG & Co. KGaA	3,749	298,583
Fresenius SE & Co. KGaA	7,308	359,636
GEA Group AG	3,477	152,817
Hannover Rueck SE	1,212	224,395
HeidelbergCement AG	2,781	255,167
HelloFresh SE*	2,617	217,374
Henkel AG & Co. KGaA	1,578	157,097
Infineon Technologies AG	21,992	888,599
Just Eat Takeaway.com NV*	2,059	213,667
KION Group AG	1,578	157,552
Knorr-Bremse AG	1,084	133,102
LANXESS AG	1,920	141,497
LEG Immobilien SE	1,302	181,342
Merck KGaA	2,333	410,457
MTU Aero Engines AG	1,016	256,720
Muenchener Rueckversicherungs- Gesellschaft AG	2,290	663,400
Puma SE*	1,671	176,453
RWE AG	10,737	407,661
SAP SE	18,525	2,603,793
Scout24 AG(a)	2,000	166,461
Siemens AG	12,452	2,080,872
Siemens Energy AG*	6,468	216,456
Siemens Healthineers AG	3,542	202,448
Symrise AG	2,342	302,793
TeamViewer AG*	2,885	137,390
thyssenkrupp AG*	9,043	121,052
United Internet AG	2,333	98,324
Vonovia SE	9,269	609,674
Zalando SE*	2,963	308,676
Total Germany		24,361,555
Hong Kong — 2.7%
AIA Group Ltd.	200,514	2,553,266
ASM Pacific Technology Ltd.	7,038	106,746
CK Asset Holdings Ltd.	45,382	284,848
CLP Holdings Ltd.	29,999	296,056
Hang Lung Properties Ltd.	49,385	134,799
Hang Seng Bank Ltd.	13,923	273,374
Henderson Land Development Co., Ltd.	38,029	169,168
Hong Kong & China Gas Co., Ltd.	196,527	315,279
Hong Kong Exchanges & Clearing Ltd.	21,440	1,297,412
Hongkong Land Holdings Ltd.	27,757	137,397
Hysan Development Co., Ltd.	22,658	85,330
Jardine Matheson Holdings Ltd.	3,669	246,704
Link REIT	38,145	360,732
Man Wah Holdings Ltd.	43,561	91,644
MTR Corp., Ltd.	30,010	167,305
New World Development Co., Ltd.	33,100	175,156
	Shares	Value
Common Stocks (continued)
Hong Kong (continued)
Power Assets Holdings Ltd.	30,677	$188,600
Sino Land Co., Ltd.	88,230	131,092
Sun Hung Kai Properties Ltd.	27,037	408,330
Swire Pacific Ltd., Class A	17,446	141,175
Techtronic Industries Co., Ltd.	23,116	421,435
WH Group Ltd.	181,311	158,507
Wharf Real Estate Investment Co., Ltd.	32,439	186,694
Xinyi Glass Holdings Ltd.	38,427	136,305
Total Hong Kong		8,467,354
Ireland — 0.7%
CRH PLC	13,549	642,880
Flutter Entertainment PLC*	2,753	565,652
Kerry Group PLC, Class A	2,610	338,699
Kingspan Group PLC	2,699	240,625
Smurfit Kappa Group PLC	4,686	240,964
Total Ireland		2,028,820
Israel — 0.5%
Bank Hapoalim BM*	35,452	283,104
Bank Leumi Le-Israel BM*	42,844	302,240
ICL Group Ltd.	20,624	132,582
Israel Discount Bank Ltd., Class A*	38,255	173,149
Nice Ltd.*	1,338	323,759
Teva Pharmaceutical Industries Ltd.*	19,004	198,340
Tower Semiconductor Ltd.*	3,282	96,031
Total Israel		1,509,205
Italy — 1.9%
Assicurazioni Generali SpA	22,736	456,662
Atlantia SpA*	9,709	189,633
Davide Campari-Milano NV	11,885	140,382
Enel SpA	132,154	1,315,172
Eni SpA	45,346	542,054
Ferrari NV	2,130	456,793
FinecoBank Banca Fineco SpA*	11,410	196,690
Intesa Sanpaolo SpA*	272,631	761,736
Mediobanca Banca di Credito Finanziario SpA*	16,074	181,927
Moncler SpA*	3,729	229,027
Nexi SpA*	9,337	179,164
Prysmian SpA	5,228	163,945
Recordati Industria Chimica e Farmaceutica SpA	2,371	130,837
Snam SpA	43,901	247,329
Telecom Italia SpA	318,538	174,971
Terna Rete Elettrica Nazionale SpA	31,929	235,613
UniCredit SpA	38,039	392,065
Total Italy		5,994,000
Japan — 23.2%
Advantest Corp.	3,622	343,958
Aeon Co., Ltd.	12,810	349,534
AGC, Inc.	4,568	208,121

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2021
	Shares	Value
Common Stocks (continued)
Japan (continued)
Air Water, Inc.	5,806	$96,143
Aisin Corp.	3,877	149,327
Ajinomoto Co., Inc.	10,596	211,959
Alfresa Holdings Corp.	5,018	89,842
Amada Co., Ltd.	10,058	108,857
Aozora Bank Ltd.	4,483	96,382
Asahi Group Holdings Ltd.	8,144	340,125
Asahi Kasei Corp.	25,388	267,456
Astellas Pharma, Inc.	33,787	507,091
Bandai Namco Holdings, Inc.	3,753	275,574
Bank of Kyoto Ltd. (The)(a)	1,918	102,827
Bridgestone Corp.	10,665	427,068
Brother Industries Ltd.	5,823	123,114
Canon, Inc.	17,467	415,961
Capcom Co., Ltd.	3,674	119,324
Casio Computer Co., Ltd.	4,220	74,551
Central Japan Railway Co.	3,315	484,793
Chubu Electric Power Co., Inc.	13,144	158,791
Chugai Pharmaceutical Co., Ltd.	11,438	429,141
Concordia Financial Group Ltd.	29,644	111,194
CyberAgent, Inc.	7,532	154,905
Dai Nippon Printing Co., Ltd.	7,152	142,052
Daifuku Co., Ltd.	2,034	201,344
Dai-ichi Life Holdings, Inc.	20,150	362,333
Daiichi Sankyo Co., Ltd.	32,245	822,166
Daikin Industries Ltd.	4,583	919,493
Daito Trust Construction Co., Ltd.	1,455	154,678
Daiwa House Industry Co., Ltd.	12,258	362,789
Daiwa Securities Group, Inc.	32,444	172,779
Denso Corp.	7,993	516,194
Dentsu Group, Inc.	4,468	137,345
Disco Corp.	530	171,648
East Japan Railway Co.	6,618	452,825
Eisai Co., Ltd.	4,711	307,257
ENEOS Holdings, Inc.	58,542	252,367
FANUC Corp.	3,322	765,119
Fast Retailing Co., Ltd.	886	727,168
Food & Life Cos. Ltd.	2,572	114,946
Fuji Electric Co., Ltd.	2,881	131,128
FUJIFILM Holdings Corp.	6,385	413,984
Fujitsu Ltd.	3,469	552,380
Fukuoka Financial Group, Inc.	4,942	84,096
Hamamatsu Photonics K.K.	3,036	176,097
Hankyu Hanshin Holdings, Inc.	5,058	159,183
Hirose Electric Co., Ltd.	899	143,192
Hitachi Ltd.	16,256	800,270
Honda Motor Co., Ltd.	29,189	863,079
Hoya Corp.	6,326	719,673
Idemitsu Kosan Co., Ltd.	4,732	113,294
Inpex Corp.	19,331	131,933
Isuzu Motors Ltd.	11,915	120,562
Ito En Ltd.(a)	1,410	78,043
	Shares	Value
Common Stocks (continued)
Japan (continued)
ITOCHU Corp.	24,223	$755,244
Japan Exchange Group, Inc.	9,829	230,337
Japan Metropolitan Fund Invest.	123	121,194
Japan Tobacco, Inc.	21,898	409,492
JFE Holdings, Inc.	10,395	136,755
JGC Holdings Corp.	6,104	69,637
JSR Corp.	3,821	117,631
Kajima Corp.	11,663	161,119
Kakaku.com, Inc.	3,232	87,819
Kansai Electric Power Co., Inc. (The)	14,006	138,644
Kansai Paint Co., Ltd.	4,899	123,388
Kao Corp.	8,481	543,675
KDDI Corp.	29,465	891,188
Keio Corp.	2,692	174,861
Keisei Electric Railway Co., Ltd.	3,782	117,987
Keyence Corp.	3,050	1,465,496
Kikkoman Corp.(a)	3,713	227,933
Kintetsu Group Holdings Co., Ltd.*	3,868	138,541
Kirin Holdings Co., Ltd.	14,558	273,100
Kobayashi Pharmaceutical Co., Ltd.	1,452	129,518
Koito Manufacturing Co., Ltd.	2,431	151,458
Komatsu Ltd.	17,186	503,921
Konami Holdings Corp.(a)	2,071	123,534
Kose Corp.	676	101,797
Kubota Corp.	20,053	471,490
Kuraray Co., Ltd.	9,769	106,087
Kurita Water Industries Ltd.	3,464	159,723
Kyocera Corp.	5,625	341,550
Kyowa Kirin Co., Ltd.	5,831	177,109
Kyushu Electric Power Co., Inc.	10,957	100,042
Lasertec Corp.	1,450	256,557
Lion Corp.	5,475	102,683
Lixil Corp.	6,226	168,658
M3, Inc.	7,451	516,502
Makita Corp.	5,526	248,482
Marubeni Corp.	29,957	249,018
Marui Group Co., Ltd.	5,865	109,783
Matsumotokiyoshi Holdings Co., Ltd.	1,876	75,260
MEIJI Holdings Co., Ltd.	2,777	171,998
MINEBEA MITSUMI, Inc.	7,987	200,287
MISUMI Group, Inc.	6,132	172,788
Mitsubishi Chemical Holdings Corp.	27,974	208,196
Mitsubishi Corp.	22,142	611,764
Mitsubishi Electric Corp.	36,575	562,821
Mitsubishi Estate Co., Ltd.	22,153	363,897
Mitsubishi Heavy Industries Ltd.	5,893	175,057
Mitsubishi Materials Corp.	3,432	77,020
Mitsubishi UFJ Financial Group, Inc.	215,902	1,141,680
Mitsui & Co., Ltd.	29,711	626,131
Mitsui Chemicals, Inc.	4,293	135,107
Mitsui Fudosan Co., Ltd.	17,037	369,404
Mizuho Financial Group, Inc.	43,102	605,293

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2021
	Shares	Value
Common Stocks (continued)
Japan (continued)
MonotaRO Co., Ltd.	5,402	$137,886
MS&AD Insurance Group Holdings, Inc.	9,552	270,467
Murata Manufacturing Co., Ltd.	9,824	782,199
Nabtesco Corp.	3,104	139,574
NEC Corp.	5,003	291,104
Nexon Co., Ltd.	7,515	249,228
NGK Insulators Ltd.	5,525	100,638
NH Foods Ltd.	2,859	127,511
Nidec Corp.	7,873	911,512
Nihon M&A Center, Inc.	5,655	148,172
Nintendo Co., Ltd.	1,799	1,031,785
Nippon Building Fund, Inc.	26	170,788
Nippon Express Co., Ltd.	1,846	141,019
Nippon Paint Holdings Co., Ltd.(a)	14,235	203,422
Nippon Prologis REIT, Inc.	44	141,293
Nippon Shinyaku Co., Ltd.(a)	1,217	81,946
Nippon Steel Corp.	15,177	264,787
Nippon Telegraph & Telephone Corp.	22,057	555,940
Nippon Yusen K.K.	3,700	145,218
Nissan Chemical Corp.	2,953	151,831
Nissan Motor Co., Ltd.*	36,383	182,306
Nisshin Seifun Group, Inc.	7,801	125,752
Nissin Foods Holdings Co., Ltd.(a)	1,929	136,771
Nitori Holdings Co., Ltd.	1,460	261,933
Nitto Denko Corp.	3,126	259,106
Nomura Holdings, Inc.	57,582	309,180
Nomura Real Estate Master Fund, Inc.	89	140,700
Nomura Research Institute Ltd.	6,004	184,836
NSK Ltd.	10,908	100,393
NTT Data Corp.	13,643	211,937
Obayashi Corp.	18,030	164,456
Obic Co., Ltd.	1,340	259,038
Odakyu Electric Railway Co., Ltd.	7,197	194,567
Oji Holdings Corp.	23,340	147,123
Olympus Corp.	18,543	381,276
Omron Corp.	3,788	287,293
Ono Pharmaceutical Co., Ltd.	8,795	221,354
Oriental Land Co., Ltd.	3,472	491,553
ORIX Corp.	22,792	366,469
Orix JREIT, Inc.	67	118,179
Osaka Gas Co., Ltd.	7,785	150,138
Otsuka Corp.	2,109	106,313
Otsuka Holdings Co., Ltd.	8,139	312,812
Pan Pacific International Holdings Corp.	9,948	214,332
Panasonic Corp.	38,091	449,195
PeptiDream, Inc.*	2,100	90,010
Pigeon Corp.	2,642	89,553
Rakuten Group, Inc.	15,057	191,338
Recruit Holdings Co., Ltd.	22,757	1,028,286
Renesas Electronics Corp.*	13,492	157,379
Resona Holdings, Inc.	51,209	210,355
Ricoh Co., Ltd.	13,018	138,392
	Shares	Value
Common Stocks (continued)
Japan (continued)
Rohm Co., Ltd.	1,757	$174,085
Ryohin Keikaku Co., Ltd.	5,685	119,624
Santen Pharmaceutical Co., Ltd.	8,766	112,277
SBI Holdings, Inc.	5,270	148,980
Secom Co., Ltd.	3,846	319,348
Sekisui Chemical Co., Ltd.	10,055	174,966
Sekisui House Ltd.	13,976	282,448
Seven & i Holdings Co., Ltd.	13,776	592,227
SG Holdings Co., Ltd.	8,144	185,076
Shimadzu Corp.	5,864	205,204
Shimano, Inc.	1,496	342,641
Shimizu Corp.	16,468	134,842
Shin-Etsu Chemical Co., Ltd.	6,791	1,146,278
Shionogi & Co., Ltd.	5,355	281,553
Shiseido Co., Ltd.	6,875	498,651
Shizuoka Bank Ltd. (The)	16,446	125,935
SMC Corp.	1,020	592,096
SoftBank Corp.	46,586	600,732
SoftBank Group Corp.	22,939	2,074,489
Sompo Holdings, Inc.	6,553	243,403
Sony Group Corp.	20,328	2,027,128
Stanley Electric Co., Ltd.	3,913	112,051
Subaru Corp.	11,146	206,747
SUMCO Corp.	5,239	135,738
Sumitomo Chemical Co., Ltd.	36,950	188,291
Sumitomo Corp.	23,101	314,480
Sumitomo Electric Industries Ltd.	15,997	237,968
Sumitomo Metal Mining Co., Ltd.	4,768	202,358
Sumitomo Mitsui Financial Group, Inc.	23,163	805,688
Sumitomo Mitsui Trust Holdings, Inc.	7,309	248,749
Sumitomo Realty & Development Co., Ltd.	7,774	258,813
Suntory Beverage & Food Ltd.	2,948	99,521
Suzuki Motor Corp.	7,879	298,927
Sysmex Corp.	3,489	348,724
T&D Holdings, Inc.	14,030	171,869
Taiheiyo Cement Corp.	3,601	90,235
Taisei Corp.	4,851	178,853
Taiyo Yuden Co., Ltd.	2,806	128,870
Takeda Pharmaceutical Co., Ltd.	26,386	877,481
TDK Corp.	2,296	311,931
Teijin Ltd.	7,212	118,633
Terumo Corp.	12,095	457,221
TIS, Inc.	5,441	135,148
Tobu Railway Co., Ltd.	5,142	132,190
Toho Co., Ltd.	3,249	129,300
Toho Gas Co., Ltd.	1,841	102,236
Tohoku Electric Power Co., Inc.	10,951	96,481
Tokio Marine Holdings, Inc.	11,780	563,647
Tokyo Century Corp.	1,463	90,346
Tokyo Electron Ltd.	2,518	1,113,122
Tokyo Gas Co., Ltd.	9,192	186,102
Tokyu Corp.	11,714	150,571

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2021
	Shares	Value
Common Stocks (continued)
Japan (continued)
Tokyu Fudosan Holdings Corp.	15,096	$83,832
Toppan Printing Co., Ltd.	7,273	123,961
Toray Industries, Inc.	31,357	194,846
Toshiba Corp.	8,205	338,919
Tosoh Corp.	6,551	116,151
TOTO Ltd.	3,441	178,496
Toyo Suisan Kaisha Ltd.	2,849	116,118
Toyota Industries Corp.	3,267	261,527
Toyota Motor Corp.	40,599	3,018,600
Toyota Tsusho Corp.	5,289	223,550
Trend Micro, Inc.	2,702	128,543
Tsuruha Holdings, Inc.	921	106,336
Unicharm Corp.	7,213	280,060
USS Co., Ltd.	6,629	120,141
West Japan Railway Co.	3,536	195,134
Yakult Honsha Co., Ltd.	3,136	152,633
Yamaha Corp.	3,321	180,778
Yamaha Motor Co., Ltd.	7,199	179,736
Yamato Holdings Co., Ltd.	6,937	195,788
Yaskawa Electric Corp.	5,036	232,208
Yokogawa Electric Corp.	5,422	98,415
Z Holdings Corp.	48,887	225,863
Zenkoku Hosho Co., Ltd.	2,158	96,839
Total Japan		71,865,504
Jordan — 0.0%(b)
Hikma Pharmaceuticals PLC	3,357	113,410
Luxembourg — 0.2%
ArcelorMittal SA*	11,710	341,840
Eurofins Scientific SE*	2,211	219,183
Total Luxembourg		561,023
Macau — 0.2%
Galaxy Entertainment Group Ltd.*	40,008	352,337
Sands China Ltd.*	48,003	228,060
Total Macau		580,397
Netherlands — 4.4%
Adyen NV*	456	1,120,646
Aegon NV	37,273	173,465
Akzo Nobel NV	3,561	428,330
Argenx SE*	925	267,689
ASM International NV	821	249,946
ASML Holding NV	6,502	4,236,030
ASR Nederland NV	2,939	128,817
Euronext NV	1,044	105,191
EXOR NV	1,898	156,098
Heineken Holding NV	1,936	192,504
Heineken NV(a)	4,135	480,051
ING Groep NV	65,728	841,081
Koninklijke Ahold Delhaize NV	18,300	493,241
Koninklijke DSM NV	2,996	538,102
	Shares	Value
Common Stocks (continued)
Netherlands (continued)
Koninklijke KPN NV(a)	63,377	$218,656
Koninklijke Philips NV*	15,203	857,968
NN Group NV	6,924	346,491
Randstad NV	2,211	159,909
Royal Dutch Shell PLC, Class A	67,110	1,268,320
Royal Dutch Shell PLC, Class B	60,650	1,090,809
Wolters Kluwer NV	4,644	420,737
Total Netherlands		13,774,081
New Zealand — 0.4%
a2 Milk Co., Ltd. (The)*	15,702	86,186
Auckland International Airport Ltd.*	31,964	174,070
Contact Energy Ltd.	18,789	101,647
Fisher & Paykel Healthcare Corp., Ltd.	12,063	311,155
Meridian Energy Ltd.	24,586	94,024
Spark New Zealand Ltd.	53,751	169,692
Xero Ltd.*	2,533	276,979
Total New Zealand		1,213,753
Norway — 0.6%
DNB ASA	19,069	410,956
Equinor ASA	17,643	359,944
Mowi ASA	8,579	212,301
Norsk Hydro ASA	29,859	191,053
Orkla ASA	16,996	173,802
Schibsted ASA, Class A*	3,271	165,121
Telenor ASA	12,394	221,454
TOMRA Systems ASA	2,323	116,539
Total Norway		1,851,170
Poland — 0.3%
Allegro.eu SA*	8,963	137,530
CD Projekt SA*	1,264	58,085
KGHM Polska Miedz SA*	3,193	163,988
Polski Koncern Naftowy ORLEN SA	7,062	124,352
Powszechna Kasa Oszczednosci Bank Polski SA*	19,584	182,296
Powszechny Zaklad Ubezpieczen SA*	16,964	146,267
Total Poland		812,518
Portugal — 0.1%
EDP — Energias de Portugal SA	52,186	290,361
Galp Energia SGPS SA	10,660	123,320
Total Portugal		413,681
Russia — 0.1%
Polymetal International PLC	8,123	168,194
Saudi Arabia — 0.1%
Delivery Hero SE*	2,566	407,896
Singapore — 1.1%
Ascendas Real Estate Investment Trust	107,106	250,376

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2021
	Shares	Value
Common Stocks (continued)
Singapore (continued)
CapitaLand Integrated Commercial Trust	137,339	$221,947
CapitaLand Ltd.	71,527	200,000
DBS Group Holdings Ltd.	31,451	707,080
Genting Singapore Ltd.	205,612	133,685
Keppel Corp., Ltd.	34,904	142,198
Mapletree Industrial Trust	68,955	146,680
Oversea-Chinese Banking Corp., Ltd.	62,175	570,156
Singapore Exchange Ltd.	20,933	164,424
Singapore Technologies Engineering Ltd.	48,976	142,098
Singapore Telecommunications Ltd.	151,597	284,871
United Overseas Bank Ltd.	23,395	467,583
Total Singapore		3,431,098
South Africa — 0.3%
Anglo American PLC	20,260	861,166
South Korea — 5.6%
Amorepacific Corp.	801	194,786
Celltrion Healthcare Co., Ltd.*	1,570	158,362
Celltrion, Inc.*	1,897	453,636
CJ CheilJedang Corp.	310	110,222
Coway Co., Ltd.	2,050	123,293
E-MART, Inc.	690	104,212
Hana Financial Group, Inc.	7,203	295,606
Hankook Tire & Technology Co., Ltd.	2,792	120,731
HLB, Inc.*	1,752	52,134
HMM Co., Ltd.*	6,175	217,611
Hyundai Mobis Co., Ltd.	1,210	293,702
Hyundai Motor Co.	2,890	550,798
Industrial Bank of Korea	12,758	111,139
Kakao Corp.	5,157	526,201
KB Financial Group, Inc.	7,823	384,697
Kia Corp.	4,700	325,347
Korea Electric Power Corp.	6,716	142,791
Korea Zinc Co., Ltd.	357	143,140
Korean Air Lines Co., Ltd.*	4,687	113,346
KT&G Corp.	3,602	266,827
LG Chem Ltd.	859	719,727
LG Corp.	2,342	266,340
LG Display Co., Ltd.*	5,909	129,086
LG Electronics, Inc.	2,242	317,450
LG Household & Health Care Ltd.	208	287,780
Mando Corp.*	1,065	55,627
NAVER Corp.	2,377	768,222
NCSoft Corp.	342	255,189
POSCO	1,365	446,676
Samsung Biologics Co., Ltd.*	274	198,046
Samsung C&T Corp.	1,871	228,755
Samsung Electro-Mechanics Co., Ltd.	1,227	197,450
Samsung Electronics Co., Ltd.	78,212	5,730,461
	Shares	Value
Common Stocks (continued)
South Korea (continued)
Samsung Fire & Marine Insurance Co., Ltd.	918	$163,405
Samsung Life Insurance Co., Ltd.	1,727	126,845
Samsung SDI Co., Ltd.	954	560,899
Samsung SDS Co., Ltd.	858	141,155
Shinhan Financial Group Co., Ltd.	10,403	374,091
SK Holdings Co., Ltd.	643	159,543
SK Hynix, Inc.	8,823	1,015,278
SK Innovation Co., Ltd.*	1,065	258,985
SK Telecom Co., Ltd.	846	230,827
Woori Financial Group, Inc.	15,719	151,205
Total South Korea		17,471,623
Spain — 2.3%
Abertis Infraestructuras SA(c)	5,353	24,745
ACS Actividades de Construccion y Servicios SA	4,531	147,978
Aena SME SA*	1,302	226,795
Amadeus IT Group SA*	7,314	499,220
Banco Bilbao Vizcaya Argentaria SA*	113,012	635,393
Banco Santander SA*	285,840	1,106,262
Bankinter SA	17,732	97,273
CaixaBank SA*	81,042	260,188
Cellnex Telecom SA*	8,178	463,093
Enagas SA	4,802	104,745
Endesa SA	5,490	144,470
Ferrovial SA	8,755	249,148
Grifols SA	5,909	160,404
Iberdrola SA	97,676	1,321,038
Industria de Diseno Textil SA(a)	17,886	637,753
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros*	17,732	34,794
Naturgy Energy Group SA	5,188	133,212
Red Electrica Corp. SA	8,074	148,465
Repsol SA	24,435	292,325
Siemens Gamesa Renewable Energy SA	3,826	138,633
Telefonica SA	85,809	398,054
Total Spain		7,223,988
Sweden — 3.4%
Alfa Laval AB(a)	6,057	205,153
Assa Abloy AB, B Shares(a)	15,703	448,113
Atlas Copco AB, A Shares	10,537	639,267
Atlas Copco AB, B Shares	6,386	331,922
Boliden AB(a)	5,247	204,649
Castellum AB	4,896	119,335
Electrolux AB, Series B	4,861	136,590
Elekta AB, B Shares(a)	6,316	84,629
Epiroc AB, A Shares(a)	10,821	234,829
Epiroc AB, B Shares	6,809	133,752
EQT AB	3,851	130,390
Essity AB, B Shares	10,788	352,509

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2021
	Shares	Value
Common Stocks (continued)
Sweden (continued)
Evolution Gaming Group AB	2,880	$569,478
H & M Hennes & Mauritz AB, B Shares*(a)	15,324	378,399
Hexagon AB, B Shares	4,416	421,663
Husqvarna AB, B Shares	7,744	107,930
Industrivarden AB, A Shares(a)	7,203	276,680
Indutrade AB	5,110	133,676
Investor AB, B Shares(a)	9,579	814,398
Kinnevik AB, B Shares*	4,989	276,126
Lundin Energy AB	4,070	130,536
Nibe Industrier AB, B Shares	5,104	186,999
Sandvik AB(a)	18,405	455,568
Securitas AB, B Shares(a)	6,622	113,124
Sinch AB*	789	124,801
Skandinaviska Enskilda Banken AB, A Shares	25,468	327,245
Skanska AB, B Shares	6,734	182,849
SKF AB, B Shares	7,434	192,185
Svenska Cellulosa AB SCA, B Shares	11,018	193,498
Svenska Handelsbanken AB, A Shares	25,782	299,356
Swedbank AB, A Shares	17,239	303,241
Swedish Match AB	2,910	238,974
Tele2 AB, B Shares	10,135	131,066
Telefonaktiebolaget LM Ericsson, B Shares	50,114	687,132
Telia Co. AB	43,489	180,215
Trelleborg AB, B Shares	5,811	151,602
Volvo AB, B Shares	27,539	673,677
Total Sweden		10,571,556
Switzerland — 8.4%
ABB Ltd.	28,522	927,227
Adecco Group AG	2,941	199,409
Alcon, Inc.*	7,693	577,787
Baloise Holding AG*	979	165,734
Chocoladefabriken Lindt & Spruengli AG*	32	297,177
Cie Financiere Richemont SA, Class A	8,719	895,178
Clariant AG	5,953	124,765
Coca-Cola HBC AG*	3,706	128,381
Credit Suisse Group AG	39,767	416,223
EMS-Chemie Holding AG	138	128,990
Geberit AG	679	446,984
Givaudan SA	158	662,455
Julius Baer Group Ltd.	3,973	250,564
Kuehne + Nagel International AG	758	226,889
LafargeHolcim Ltd.*	8,460	522,228
Logitech International SA	2,442	274,174
Lonza Group AG*	1,294	824,028
Nestle SA(d)	45,448	5,425,556
Novartis AG	34,816	2,975,994
Partners Group Holding AG	409	582,972
PSP Swiss Property AG	1,060	130,866
	Shares	Value
Common Stocks (continued)
Switzerland (continued)
Roche Holding AG(d)	11,826	$3,858,799
Schindler Holding AG — Participating Certificate	955	272,034
SGS SA	113	334,521
SIG Combibloc Group AG*	5,280	129,446
Sika AG	2,469	737,411
Sonova Holding AG*	967	286,373
STMicroelectronics NV	10,638	399,036
Straumann Holding AG	178	254,592
Swatch Group AG (The) — Bearer	620	190,069
Swiss Life Holding AG	629	306,828
Swiss Prime Site AG	1,591	154,817
Swiss Re AG	4,833	449,783
Swisscom AG	439	238,404
Temenos AG	1,048	154,089
UBS Group AG	55,842	852,585
Vifor Pharma AG	1,049	151,303
Zurich Insurance Group AG	2,392	982,712
Total Switzerland		25,936,383
United Kingdom — 11.2%
3i Group PLC	17,446	309,665
Admiral Group PLC	3,863	167,355
Ashtead Group PLC	7,876	507,179
Associated British Foods PLC*	6,335	202,438
AstraZeneca PLC	21,535	2,300,327
Auto Trader Group PLC*(a)	17,770	140,289
Aviva PLC	68,239	378,205
B&M European Value Retail SA	15,492	121,361
BAE Systems PLC	54,428	381,464
Barclays PLC	289,495	703,440
Barratt Developments PLC	18,904	202,060
Bellway PLC	2,212	110,622
Berkeley Group Holdings PLC	2,399	153,688
BP PLC	325,480	1,365,450
British American Tobacco PLC	37,762	1,402,241
British Land Co. PLC (The)	18,673	134,026
BT Group PLC*	144,934	331,003
Bunzl PLC	6,606	212,835
Burberry Group PLC*	7,586	216,471
Centrica PLC*	98,165	77,009
CK Hutchison Holdings Ltd.	48,010	393,755
CNH Industrial NV	17,819	265,343
Compass Group PLC*	30,160	656,645
Croda International PLC	2,475	231,786
DCC PLC	1,838	159,915
Diageo PLC	37,832	1,702,884
Direct Line Insurance Group PLC	27,679	109,259
DS Smith PLC	24,079	140,289
Entain PLC*	10,804	253,026
Experian PLC	15,464	597,786
GlaxoSmithKline PLC	81,556	1,512,655
Halma PLC	5,279	189,158

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2021
	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Hargreaves Lansdown PLC(a)	6,351	$151,200
HSBC Holdings PLC	331,642	2,079,145
IMI PLC	5,995	132,308
Imperial Brands PLC	16,024	334,455
Informa PLC*	27,510	214,136
InterContinental Hotels Group PLC*	3,505	250,019
Intermediate Capital Group PLC	5,674	171,731
Intertek Group PLC	3,038	258,181
ITV PLC*	68,361	114,526
JD Sports Fashion PLC*	8,520	108,338
Johnson Matthey PLC	3,660	164,692
Kingfisher PLC*	40,591	200,804
Land Securities Group PLC	13,326	132,991
Legal & General Group PLC	106,429	401,399
Lloyds Banking Group PLC	1,175,421	739,423
London Stock Exchange Group PLC	5,607	574,475
M&G PLC	52,206	157,068
Meggitt PLC*	15,410	99,425
Melrose Industries PLC	87,768	197,955
Mondi PLC	9,017	245,320
National Grid PLC	57,924	730,289
Natwest Group PLC	73,788	200,853
Next PLC*	2,327	251,369
Ocado Group PLC*	8,261	239,850
Pearson PLC(a)	14,623	168,044
Persimmon PLC	5,988	259,664
Prudential PLC	43,060	914,850
Reckitt Benckiser Group PLC	10,465	934,706
RELX PLC	31,221	812,452
Rentokil Initial PLC	31,722	219,779
Rightmove PLC(a)	15,956	135,644
Rolls-Royce Holdings PLC*	127,823	185,154
RSA Insurance Group PLC	18,861	178,202
Sage Group PLC (The)	20,057	177,172
Segro PLC	19,397	270,038
Severn Trent PLC	4,546	155,907
Smith & Nephew PLC	15,259	331,797
Smiths Group PLC	7,579	170,572
Spirax-Sarco Engineering PLC	1,217	199,083
SSE PLC	17,579	357,297
St James’s Place PLC(a)	9,570	180,401
Standard Chartered PLC	42,177	303,427
Standard Life Aberdeen PLC	40,067	153,943
Tate & Lyle PLC	11,684	129,417
Taylor Wimpey PLC	70,043	174,173
Tesco PLC	126,032	385,640
THG PLC*	11,100	95,285
Unilever PLC	41,407	2,425,923
United Utilities Group PLC	12,717	170,474
Vodafone Group PLC	445,584	843,965
Weir Group PLC (The)*	5,255	139,477
Whitbread PLC*(a)	4,025	180,782
	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
WPP PLC	21,300	$287,713
Total United Kingdom		34,720,562
United States — 0.6%
Amcor PLC	30,494	356,860
Ferguson PLC	3,937	497,783
James Hardie Industries PLC	8,029	266,066
OneMarket Ltd.*(c)	1,633	—
QIAGEN NV*	4,326	211,066
Stellantis NV	35,775	595,343
Total United States		1,927,118
Total Common Stocks
(Cost $275,500,368)		306,697,931
Preferred Stocks — 1.0%
Germany — 0.7%
FUCHS PETROLUB SE, 2.20%	2,275	121,431
Henkel AG & Co. KGaA, 1.93%	3,269	376,050
Porsche Automobil Holding SE, 2.51%	2,798	294,990
Sartorius AG, 0.16%	609	343,977
Volkswagen AG, 2.22%	3,507	914,848
Total Germany		2,051,296
South Korea — 0.3%
Samsung Electronics Co., Ltd., 4.03%	12,964	854,283
Total Preferred Stocks
(Cost $1,916,266)		2,905,579
Rights — 0.0%(b)
Switzerland — 0.0%(b)
Credit Suisse Group AG, expires 5/11/21*(c)	39,767	—
Netherlands — 0.0%(b)
Euronext NV, expires 5/13/21*	1,044	12,253
Total Rights
(Cost $0)		12,253
Short-Term Investment — 3.0%
Money Market Fund — 3.0%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(e)(f) (Cost $9,425,880)	9,425,880	9,425,880
Total Investments — 102.8%
(Cost $286,842,514)		319,041,643
Other Assets and Liabilities, Net — (2.8)%		(8,653,888)
Net Assets — 100.0%		$310,387,755

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan

See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2021
was $12,045,010; total market value of collateral held by the Fund was $14,108,563. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $4,682,683.
(b)
Less than 0.05%.

(c)
Securities are fair valued as determined in good faith in accordance with the procedures established by the Board of Trustees. The securities are fair valued using significant unobservable inputs.

(d)
All or a portion of these securities have been segregated as collateral for forward foreign currency contracts. The total value of securities segregated amounted to $6,532,407.

(e)
Reflects the 1-day yield at April 30, 2021.

(f)
Represents security purchased with cash collateral received for securities on loan.

Forward Foreign Currency Contracts Outstanding as of April 30, 2021:
Purchased Contracts	Settlement Date	Counterparty	Currency Amount Purchased	Value at Settlement Date	Value at April 30, 2021	Unrealized Appreciation
Australian Dollar	05/06/21	Morgan Stanley	13,993,378	$10,808,762	$10,809,495	$733
Swiss Franc	05/06/21	Morgan Stanley	11,701,839	12,831,535	12,832,288	753
Danish Krone	05/06/21	Morgan Stanley	20,146,115	3,260,882	3,261,449	567
Euro	05/06/21	Morgan Stanley	37,689,000	45,369,446	45,375,515	6,069
British Pound	05/06/21	Morgan Stanley	15,226,197	21,080,403	21,081,744	1,341
Hong Kong Dollar	05/06/21	Morgan Stanley	37,960,277	4,887,263	4,887,561	298
Israeli Shekel	05/06/21	Morgan Stanley	2,396,019	738,686	738,788	102
South Korean Won#	05/06/21	Morgan Stanley	10,143,277,240	9,088,877	9,118,786	29,909
Norwegian Krone	05/06/21	Morgan Stanley	8,500,237	1,023,015	1,023,124	109
New Zealand Dollar	05/06/21	Morgan Stanley	639,102	458,527	458,547	20
Polish Zloty	05/06/21	Morgan Stanley	1,505,906	397,398	397,446	48
Singapore Dollar	05/06/21	Morgan Stanley	2,339,959	1,758,647	1,758,799	152
Unrealized Appreciation				$111,703,441	$111,743,542	$40,101
Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2021	Unrealized Appreciation
Swedish Krona	06/04/21	Morgan Stanley	(44,695,216)	$(5,287,549)	$(5,287,487)	$62
Unrealized Appreciation				$(5,287,549)	$(5,287,487)	$62
Total Unrealized Appreciation						$40,163
Purchased Contracts	Settlement Date	Counterparty	Currency Amount Purchased	Value at Settlement Date	Value at April 30, 2021	Unrealized (Depreciation)
Japanese Yen	05/06/21	Morgan Stanley	4,067,497,352	$37,214,078	$37,214,046	$(32)
Swedish Krona	05/06/21	Morgan Stanley	44,817,328	5,300,831	5,300,502	(329)
Unrealized Depreciation				$42,514,909	$42,514,548	$(361)
Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2021	Unrealized (Depreciation)
Australian Dollar	05/06/21	Morgan Stanley	(13,993,378)	$(10,658,469)	$(10,809,495)	$(151,026)
Australian Dollar	06/04/21	Morgan Stanley	(14,263,225)	(11,018,128)	(11,019,465)	(1,337)
Swiss Franc	05/06/21	Morgan Stanley	(11,701,839)	(12,441,684)	(12,832,288)	(390,604)
Swiss Franc	06/04/21	Morgan Stanley	(11,697,528)	(12,834,892)	(12,837,546)	(2,654)
Danish Krone	05/06/21	Morgan Stanley	(20,146,115)	(3,184,707)	(3,261,449)	(76,742)
Danish Krone	06/04/21	Morgan Stanley	(21,056,356)	(3,409,578)	(3,410,485)	(907)
Euro	05/06/21	Morgan Stanley	(37,689,000)	(44,317,214)	(45,375,515)	(1,058,301)
Euro	06/04/21	Morgan Stanley	(38,347,778)	(46,184,587)	(46,196,440)	(11,853)
British Pound	05/06/21	Morgan Stanley	(15,226,197)	(21,007,797)	(21,081,744)	(73,947)
British Pound	06/04/21	Morgan Stanley	(15,684,850)	(21,716,069)	(21,718,399)	(2,330)
Hong Kong Dollar	05/06/21	Morgan Stanley	(37,960,277)	(4,883,205)	(4,887,561)	(4,356)
Hong Kong Dollar	06/04/21	Morgan Stanley	(38,764,976)	(4,991,140)	(4,991,585)	(445)
Israeli Shekel	05/06/21	Morgan Stanley	(2,396,019)	(718,643)	(738,788)	(20,145)
Israeli Shekel	06/04/21	Morgan Stanley	(2,447,440)	(754,732)	(754,864)	(132)
See notes to financial statements.

Schedules of Investments — IQ 50 Percent Hedged FTSE International ETF (continued)

April 30, 2021
Sold Contracts	Settlement Date	Counterparty	Currency Amount Sold	Value at Settlement Date	Value at April 30, 2021	Unrealized (Depreciation)
Japanese Yen	05/06/21	Morgan Stanley	(4,067,497,352)	(36,816,710)	(37,214,046)	(397,336)
Japanese Yen	06/04/21	Morgan Stanley	(3,927,629,474)	(35,938,432)	(35,942,672)	(4,240)
South Korean Won#	05/06/21	Morgan Stanley	(10,143,277,240)	(8,994,835)	(9,118,786)	(123,951)
South Korean Won#	06/04/21	Morgan Stanley	(10,192,410,285)	(9,124,726)	(9,163,028)	(38,302)
Norwegian Krone	05/06/21	Morgan Stanley	(8,500,237)	(995,672)	(1,023,124)	(27,452)
Norwegian Krone	06/04/21	Morgan Stanley	(8,630,658)	(1,038,746)	(1,038,868)	(122)
New Zealand Dollar	05/06/21	Morgan Stanley	(639,102)	(447,542)	(458,547)	(11,005)
New Zealand Dollar	06/04/21	Morgan Stanley	(652,804)	(468,299)	(468,330)	(31)
Polish Zloty	05/06/21	Morgan Stanley	(1,505,906)	(381,721)	(397,446)	(15,725)
Polish Zloty	06/04/21	Morgan Stanley	(1,541,533)	(406,850)	(406,905)	(55)
Swedish Krona	05/06/21	Morgan Stanley	(44,817,328)	(5,142,509)	(5,300,503)	(157,994)
Singapore Dollar	05/06/21	Morgan Stanley	(2,339,959)	(1,740,907)	(1,758,799)	(17,892)
Singapore Dollar	06/04/21	Morgan Stanley	(2,375,770)	(1,785,182)	(1,785,519)	(337)
Unrealized Depreciation				$(301,402,976)	$(303,992,197)	$(2,589,221)
Total Unrealized Depreciation						$(2,589,582)
Net Unrealized Appreciation (Depreciation)						$(2,549,419)

#
Non-deliverable forward.

As of April 30, 2021, there was collateral segregated by the counterparty for forward foreign currency contracts in the amount of $6,532,407.
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2021. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(g)
Common Stocks	$306,406,846	$266,340	$24,745(h)	$306,697,931
Preferred Stocks	2,905,579	—	—	2,905,579
Rights	12,253	—	0(h)	12,253
Short-Term Investment:
Money Market Fund	9,425,880	—	—	9,425,880
Total Investments in Securities	318,750,558	266,340	24,745	319,041,643
Other Financial Instruments:(i)
Forward Foreign Currency Contracts	—	40,163	—	40,163
Total Investments in Securities and Other Financial Instruments	$318,750,558	$306,503	$24,745	$319,081,806
Liability Valuation Inputs
Other Financial Instruments:(i)
Forward Foreign Currency Contracts	$—	$2,589,582	$—	$2,589,582

(g)
For a complete listing of investments and their countries, see the Schedule of Investments.

(h)
The Level 3 securities, valued at $24,745, have been fair valued in good faith in accordance with procedures established by the Board of Trustees.

(i)
Reflects the unrealized appreciation (depreciation) of the instruments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value is presented when there are significant Level 3 financial instruments at the beginning and/or end of the year.
See notes to financial statements.

Schedule of Investments — IQ Healthy Hearts ETF

April 30, 2021
	Shares	Value
Common Stocks — 99.8%
Australia — 0.5%
Ramsay Health Care Ltd.	601	$31,253
Canada — 1.1%
George Weston Ltd.	416	36,700
Loblaw Cos., Ltd.	634	35,174
Total Canada		71,874
China — 1.0%
China Resources Pharmaceutical Group Ltd.	48,124	32,529
China Traditional Chinese Medicine Holdings Co., Ltd.	51,229	29,286
Total China		61,815
Denmark — 2.5%
Novo Nordisk A/S, Class B	2,238	164,128
France — 3.1%
Danone SA	797	56,251
Sanofi	1,401	147,183
Total France		203,434
Germany — 2.5%
adidas AG*	219	67,714
Fresenius SE & Co. KGaA	714	35,137
Puma SE*	288	30,412
Siemens Healthineers AG	552	31,550
Total Germany		164,813
Ireland — 0.5%
Glanbia PLC	2,353	34,670
Italy — 1.5%
Moncler SpA*	493	30,279
Recordati Industria Chimica e Farmaceutica SpA	600	33,109
Technogym SpA*	2,802	37,610
Total Italy		100,998
Japan — 1.4%
Asahi Intecc Co., Ltd.	1,071	28,827
Seiko Epson Corp.	1,876	31,889
Shimano, Inc.	137	31,378
Total Japan		92,094
Malaysia — 0.5%
IHH Healthcare Bhd	24,467	32,134
Netherlands — 0.9%
Basic-Fit NV*	718	32,430
uniQure NV*	835	26,945
Total Netherlands		59,375
South Africa — 0.5%
Netcare Ltd.*	33,975	35,269
South Korea — 0.4%
Celltrion Pharm, Inc.*	224	26,783
Spain — 0.6%
Fluidra SA	1,134	39,452
	Shares	Value
Common Stocks (continued)
Sweden — 1.1%
Getinge AB, B Shares	1,207	$40,896
Thule Group AB	731	33,231
Total Sweden		74,127
Switzerland — 10.4%
Idorsia Ltd.*	1,117	28,977
Nestle SA	2,920	348,588
Novartis AG	3,548	303,275
Total Switzerland		680,840
Taiwan — 1.7%
Feng TAY Enterprise Co., Ltd.	4,598	34,156
Giant Manufacturing Co., Ltd.	3,044	38,795
Merida Industry Co., Ltd.	3,001	35,776
Total Taiwan		108,727
Thailand — 1.0%
Bangkok Dusit Medical Services PCL	46,270	32,246
Bumrungrad Hospital PCL	7,315	31,480
Total Thailand		63,726
United Kingdom — 2.6%
AstraZeneca PLC	1,588	169,627
United States — 66.0%
Abbott Laboratories	2,559	307,285
ABIOMED, Inc.*	94	30,149
Acadia Healthcare Co., Inc.*	555	33,811
Alphabet, Inc., Class A*	152	357,732
Anthem, Inc.	309	117,231
Apple, Inc.	2,527	332,199
Arena Pharmaceuticals, Inc.*	381	26,148
Boston Scientific Corp.*	1,791	78,088
Bristol-Myers Squibb Co.	2,837	177,085
Campbell Soup Co.	674	32,183
Centene Corp.*	721	44,514
Cytokinetics, Inc.*	1,636	41,620
Edwards Lifesciences Corp.*	786	75,079
Eli Lilly & Co.	1,496	273,424
Encompass Health Corp.	381	32,332
Garmin Ltd.	247	33,898
General Mills, Inc.	773	47,045
HCA Healthcare, Inc.	337	67,757
Healthcare Services Group, Inc.(a)	1,077	32,256
Johnson & Johnson	1,934	314,720
Kellogg Co.	531	33,145
LivaNova PLC*	395	33,524
Medical Properties Trust, Inc.	1,419	31,289
Medtronic PLC	2,620	343,010
Merck & Co., Inc.	4,220	314,390
Molina Healthcare, Inc.*	141	35,969
NIKE, Inc., Class B	2,274	301,578
Peloton Interactive, Inc., Class A*	325	31,964
Penumbra, Inc.*	108	33,047
Planet Fitness, Inc., Class A*	356	29,901
Select Medical Holdings Corp.*	968	36,513
Tenet Healthcare Corp.*	601	35,615
Under Armour, Inc., Class A*	1,400	34,034
United Therapeutics Corp.*	183	36,885

See notes to financial statements.

Schedule of Investments — IQ Healthy Hearts ETF  (continued)

April 30, 2021
	Shares	Value
Common Stocks (continued)
United States (continued)
UnitedHealth Group, Inc.	922	$367,694
Universal Health Services, Inc., Class B	245	36,360
Vail Resorts, Inc.*	99	32,191
VF Corp.	460	40,324
WW International, Inc.*	1,039	28,822
YETI Holdings, Inc.*	446	38,097
Total United States		4,328,908
Total Common Stocks
(Cost $6,261,101)		6,544,047
Short-Term Investments — 1.0%
Money Market Funds — 1.0%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(b)(c)	53,815	53,815
	Shares	Value
Short-Term Investments (continued)
Money Market Funds (continued)
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%(b)	9,122	$9,122
Total Short-Term Investments (Cost $62,937)		62,937
Total Investments — 100.8% (Cost $6,324,038)		6,606,984
Other Assets and Liabilities, Net — (0.8)%		(47,540)
Net Assets — 100.0%		$6,559,444

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $31,597; total market value of collateral held by the Fund was $86,058. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of $32,243.

(b)
Reflects the 1-day yield at April 30, 2021.

(c)
Represents security purchased with cash collateral received for securities on loan.

See notes to financial statements.

Schedule of Investments — IQ Healthy Hearts ETF  (continued)

April 30, 2021
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2021. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Common Stocks	$6,544,047	$—	$—	$6,544,047
Short-Term Investments:
Money Market Funds	62,937	—	—	62,937
Total Investments in Securities	$6,606,984	$—	$—	$6,606,984

(d)
For a complete listing of investments and their countries, see the Schedule of Investments.

For the year ended April 30, 2021, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2).
See notes to financial statements.

Schedule of Investments — IQ Candriam ESG International Equity ETF

April 30, 2021
	Shares	Value
Common Stocks — 99.0%
Australia — 8.4%
Alumina Ltd.	38,260	$51,128
AMP Ltd.	50,159	43,201
Ampol Ltd.	3,471	68,611
APA Group	16,463	127,550
Aurizon Holdings Ltd.	26,469	76,672
AusNet Services	27,418	40,134
Australia & New Zealand Banking Group Ltd.	39,184	869,893
BHP Group Ltd.	43,128	1,589,089
BHP Group PLC	30,170	912,507
BlueScope Steel Ltd.	7,367	123,032
Boral Ltd.*	18,161	86,976
Brambles Ltd.	21,625	173,724
CIMIC Group Ltd.*	1,052	15,765
Cochlear Ltd.	966	166,027
Computershare Ltd.	6,935	75,640
CSL Ltd.	6,652	1,393,312
Dexus	15,956	125,347
Fortescue Metals Group Ltd.	25,765	449,590
Goodman Group	26,246	383,376
GPT Group (The)	28,558	101,915
Insurance Australia Group Ltd.	34,308	129,856
Lendlease Group	10,087	99,033
Macquarie Group Ltd.	5,252	651,093
Magellan Financial Group Ltd.	1,931	72,343
Medibank Pvt Ltd.	40,809	97,091
Mirvac Group	57,652	119,795
National Australia Bank Ltd.	48,412	996,973
Newcrest Mining Ltd.	11,984	245,497
Oil Search Ltd.	27,492	80,698
QBE Insurance Group Ltd.	20,135	153,355
Ramsay Health Care Ltd.	2,713	141,080
REA Group Ltd.	844	103,236
Rio Tinto Ltd.	5,400	505,345
Rio Tinto PLC	15,624	1,314,374
Santos Ltd.	30,575	164,851
Scentre Group	74,987	157,552
SEEK Ltd.*	4,947	118,346
Seven Group Holdings Ltd.(a)	1,919	31,929
Sonic Healthcare Ltd.	6,925	191,930
Stockland	34,897	126,155
Suncorp Group Ltd.	18,768	152,367
Sydney Airport*	39,468	188,715
Telstra Corp., Ltd.	173,042	453,129
Transurban Group	40,177	439,762
Vicinity Centres	54,992	67,329
Wesfarmers Ltd.	16,553	691,870
Westpac Banking Corp.	53,665	1,035,509
WiseTech Global Ltd.	2,088	50,693
Woodside Petroleum Ltd.	14,082	248,663
Total Australia		15,702,058
Austria — 0.4%
ams AG*	3,738	64,879
ANDRITZ AG	1,062	57,785
CA Immobilien Anlagen AG	963	42,255
Erste Group Bank AG*	4,333	154,396
Oesterreichische Post AG(a)	485	21,515
	Shares	Value
Common Stocks (continued)
Austria (continued)
OMV AG	2,091	$103,228
Raiffeisen Bank International AG	2,030	44,451
Verbund AG	974	80,082
voestalpine AG	1,636	71,096
Wienerberger AG	1,670	65,577
Total Austria		705,264
Belgium — 0.6%
Elia Group SA/NV	417	45,179
Galapagos NV*	631	49,290
KBC Group NV*	4,112	319,870
Proximus SADP(a)	2,122	45,291
Sofina SA	223	84,883
Solvay SA	1,039	132,329
Telenet Group Holding NV	638	27,357
UCB SA	1,774	164,565
Umicore SA	2,850	173,463
Warehouses De Pauw CVA	1,957	69,073
Total Belgium		1,111,300
Brazil — 0.1%
Yara International ASA	2,437	127,508
Chile — 0.1%
Antofagasta PLC	5,082	131,262
China — 0.6%
China Gas Holdings Ltd.	27,278	98,514
CSPC Pharmaceutical Group Ltd.	124,234	153,876
Fosun International Ltd.	34,602	49,808
Prosus NV*	6,012	653,016
Shimao Group Holdings Ltd.	18,340	53,130
Sun Art Retail Group Ltd.	23,302	21,481
Wharf Holdings Ltd. (The)	20,091	61,048
Total China		1,090,873
Colombia — 0.0%(b)
Millicom International Cellular SA*	1,486	58,872
Denmark — 2.9%
AP Moller — Maersk A/S, Class A	45	105,987
AP Moller — Maersk A/S, Class B	86	213,968
Chr Hansen Holding A/S*	1,444	132,908
Coloplast A/S, Class B	1,816	300,871
Danske Bank A/S	9,558	182,646
Demant A/S*	1,438	72,207
DSV PANALPINA A/S	3,319	741,149
Genmab A/S*	958	352,021
GN Store Nord A/S	1,886	170,476
H Lundbeck A/S	914	28,229
Novo Nordisk A/S, Class B	24,281	1,780,695
Novozymes A/S, Class B	2,949	210,184
Orsted A/S	2,629	383,946
Tryg A/S	3,822	87,574
Vestas Wind Systems A/S	14,580	609,383
Total Denmark		5,372,244
Finland — 1.6%
Elisa OYJ	2,087	118,557

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG International Equity ETF  (continued)

April 30, 2021
	Shares	Value
Common Stocks (continued)
Finland (continued)
Huhtamaki OYJ	1,304	$61,943
Kesko OYJ, Class B	3,877	118,265
Kone OYJ, Class B	5,236	411,844
Metso Outotec OYJ	11,705	131,661
Neste OYJ	6,787	411,778
Nokia OYJ*	82,306	390,623
Nordea Bank Abp	58,071	602,169
Orion OYJ, Class B	1,444	64,021
Sampo OYJ, Class A	6,748	320,949
UPM-Kymmene OYJ	7,454	292,075
Wartsila OYJ Abp	7,909	102,206
Total Finland		3,026,091
France — 9.6%
Adevinta ASA*	3,738	68,612
Air Liquide SA	6,944	1,171,289
Amundi SA*	879	78,408
AXA SA	33,208	940,430
BioMerieux	600	71,448
BNP Paribas SA*	16,737	1,075,701
Bouygues SA(a)	4,406	189,033
Capgemini SE	2,326	426,726
Carrefour SA	9,153	177,451
Cie de Saint-Gobain*	7,508	474,502
Cie Generale des Etablissements Michelin	2,395	346,981
Credit Agricole SA*	18,907	292,970
Danone SA	9,328	658,359
Dassault Systemes SE	1,958	454,791
EssilorLuxottica SA	4,343	723,569
Hermes International	488	613,302
Kering SA(a)	1,101	883,368
Legrand SA	3,857	376,088
L’Oreal SA	3,081	1,267,148
Orange SA	29,282	364,834
Sanofi(a)	15,940	1,674,586
Sartorius Stedim Biotech	352	161,868
Schneider Electric SE	7,873	1,260,699
Societe Generale SA*	12,198	347,569
Sodexo SA*	1,153	115,341
Teleperformance	849	328,173
TOTAL SE(a)	38,963	1,727,227
Vinci SA	8,268	909,706
Vivendi SE*	10,230	357,131
Worldline SA*	3,330	327,226
Total France		17,864,536
Germany — 8.6%
adidas AG*	2,571	794,943
Allianz SE	6,043	1,574,215
BASF SE	13,494	1,089,652
Bayerische Motoren Werke AG	4,692	471,062
Beiersdorf AG	1,440	162,773
Continental AG	1,582	214,513
Covestro AG	2,756	180,548
Deutsche Bank AG*	28,123	392,915
Deutsche Boerse AG	2,692	464,382
Deutsche Post AG	14,453	851,744
	Shares	Value
Common Stocks (continued)
Germany (continued)
Deutsche Telekom AG	47,625	$917,295
Deutsche Wohnen SE	5,053	273,726
E.ON SE	31,306	377,841
Evonik Industries AG	2,812	98,574
Fresenius Medical Care AG & Co. KGaA	2,917	232,320
Fresenius SE & Co. KGaA	5,981	294,333
Hannover Rueck SE	883	163,483
Hapag-Lloyd AG	359	65,386
HeidelbergCement AG	2,170	199,105
Henkel AG & Co. KGaA	1,485	147,838
Infineon Technologies AG	19,067	770,412
Knorr-Bremse AG	975	119,718
Merck KGaA	1,900	334,277
Muenchener Rueckversicherungs- Gesellschaft AG	2,056	595,612
SAP SE	14,798	2,079,943
Siemens AG	11,859	1,981,775
Symrise AG	1,822	235,563
Talanx AG	785	33,150
Telefonica Deutschland Holding AG	11,707	34,077
Volkswagen AG(a)	415	131,988
Vonovia SE	8,310	546,595
Zalando SE*	2,418	251,900
Total Germany		16,081,658
Hong Kong — 2.9%
AIA Group Ltd.	177,468	2,259,807
ASM Pacific Technology Ltd.	4,510	68,403
Bank of East Asia Ltd. (The)	20,408	42,882
CK Infrastructure Holdings Ltd.	9,028	55,329
Hang Lung Properties Ltd.	27,174	74,173
Hang Seng Bank Ltd.	10,628	208,678
Hong Kong & China Gas Co., Ltd.	151,817	243,553
Hong Kong Exchanges & Clearing Ltd.	18,614	1,126,400
Link REIT	30,636	289,720
MTR Corp., Ltd.	22,621	126,112
New World Development Co., Ltd.	20,567	108,835
Power Assets Holdings Ltd.	20,072	123,401
Sino Biopharmaceutical Ltd.	145,465	156,761
Swire Pacific Ltd., Class A	7,329	59,307
Swire Pacific Ltd., Class B	12,859	16,308
Swire Properties Ltd.	15,644	46,730
Techtronic Industries Co., Ltd.	20,023	365,046
Wharf Real Estate Investment Co., Ltd.	20,904	120,307
Total Hong Kong		5,491,752
Ireland — 0.7%
AIB Group PLC*	11,698	34,276
CRH PLC	11,527	546,939
Kerry Group PLC, Class A	2,268	294,318
Kingspan Group PLC	2,245	200,149
Smurfit Kappa Group PLC	3,770	193,862
Total Ireland		1,269,544

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG International Equity ETF  (continued)

April 30, 2021
	Shares	Value
Common Stocks (continued)
Israel — 0.5%
Bank Hapoalim BM*	16,026	$127,977
Bank Leumi Le-Israel BM*	20,637	145,582
Check Point Software Technologies Ltd.*	1,619	189,116
Nice Ltd.*	853	206,402
Wix.com Ltd.*	789	250,807
Total Israel		919,884
Italy — 2.3%
A2A SpA	23,005	45,057
Amplifon SpA*	1,707	72,188
Assicurazioni Generali SpA	16,998	341,412
Banca Mediolanum SpA*	3,175	29,705
Buzzi Unicem SpA	1,404	37,538
DiaSorin SpA	343	58,323
Enel SpA	114,110	1,135,601
Eni SpA	36,281	433,693
FinecoBank Banca Fineco SpA*	8,950	154,284
Hera SpA	12,669	51,015
Intesa Sanpaolo SpA*	251,906	703,830
Mediobanca Banca di Credito Finanziario SpA*	10,943	123,854
Moncler SpA*	2,942	180,691
Nexi SpA*	7,373	141,477
Pirelli & C SpA*	6,152	34,637
Prysmian SpA	3,476	109,004
Recordati Industria Chimica e Farmaceutica SpA	1,390	76,703
Telecom Italia SpA	144,780	79,527
Telecom Italia SpA-RSP	89,860	52,789
Terna Rete Elettrica Nazionale SpA	20,707	152,803
UniCredit SpA	31,285	322,452
UnipolSai Assicurazioni SpA	6,558	20,415
Total Italy		4,356,998
Japan — 23.3%
ABC-Mart, Inc.	473	25,315
Advantest Corp.	2,875	273,020
Aeon Co., Ltd.	10,539	287,568
Aeon Mall Co., Ltd.	1,439	22,828
Air Water, Inc.	2,823	46,747
Ajinomoto Co., Inc.	7,984	159,709
Alfresa Holdings Corp.	2,674	47,875
Asahi Intecc Co., Ltd.	2,849	76,682
Astellas Pharma, Inc.	27,072	406,309
Benesse Holdings, Inc.	1,157	25,542
Bridgestone Corp.	8,392	336,048
Brother Industries Ltd.	3,655	77,276
Canon, Inc.	14,986	356,878
Central Japan Railway Co.	2,506	366,483
Chugai Pharmaceutical Co., Ltd.	9,258	347,350
CyberAgent, Inc.	5,862	120,560
Dai Nippon Printing Co., Ltd.	3,445	68,424
Daifuku Co., Ltd.	1,652	163,530
Daiichi Sankyo Co., Ltd.	27,868	710,563
Daikin Industries Ltd.	3,841	770,625
Daito Trust Construction Co., Ltd.	940	99,930
Daiwa House Industry Co., Ltd.	8,793	260,238
	Shares	Value
Common Stocks (continued)
Japan (continued)
Daiwa House REIT Investment Corp.	27	$72,400
Daiwa Securities Group, Inc.	21,284	113,347
Denso Corp.	6,475	418,160
Dentsu Group, Inc.	3,155	96,984
Disco Corp.	409	132,461
East Japan Railway Co.	5,017	343,279
Eisai Co., Ltd.	3,972	259,058
ENEOS Holdings, Inc.	45,672	196,886
FANUC Corp.	2,797	644,202
Fast Retailing Co., Ltd.	797	654,123
FUJIFILM Holdings Corp.	5,483	355,501
Fujitsu Ltd.	2,722	433,433
GMO Payment Gateway, Inc.	608	77,596
Hakuhodo DY Holdings, Inc.	3,011	50,714
Hamamatsu Photonics K.K.	2,045	118,616
Hikari Tsushin, Inc.	285	57,310
Hirose Electric Co., Ltd.	471	75,020
Hisamitsu Pharmaceutical Co., Inc.	985	57,313
Hitachi Construction Machinery Co., Ltd.	1,541	47,299
Hitachi Ltd.	13,824	680,545
Hoshizaki Corp.	752	66,734
Hoya Corp.	5,391	613,303
Hulic Co., Ltd.	4,891	55,664
Idemitsu Kosan Co., Ltd.	3,030	72,545
Inpex Corp.	14,408	98,334
Isetan Mitsukoshi Holdings Ltd.	4,958	34,564
Isuzu Motors Ltd.	8,114	82,101
ITOCHU Corp.	21,586	673,026
Itochu Techno-Solutions Corp.	1,353	46,913
J Front Retailing Co., Ltd.	3,706	35,261
Japan Metropolitan Fund Invest.	76	74,884
Japan Post Holdings Co., Ltd.*	20,699	173,765
Japan Real Estate Investment Corp.	17	105,448
JFE Holdings, Inc.	6,968	91,670
JTEKT Corp.	3,355	30,203
Kajima Corp.	6,519	90,057
Kakaku.com, Inc.	1,906	51,789
Kao Corp.	6,910	442,966
KDDI Corp.	23,275	703,967
Keihan Holdings Co., Ltd.	1,489	54,285
Keikyu Corp.	3,410	43,614
Keio Corp.	1,605	104,254
Keisei Electric Railway Co., Ltd.	2,200	68,634
Kikkoman Corp.	2,135	131,063
Kintetsu Group Holdings Co., Ltd.*	2,659	95,238
Kobayashi Pharmaceutical Co., Ltd.	726	64,759
Koito Manufacturing Co., Ltd.	1,740	108,407
Kose Corp.	453	68,216
Kubota Corp.	16,961	398,790
Kuraray Co., Ltd.	4,925	53,483
Kyocera Corp.	4,798	291,335
Kyowa Kirin Co., Ltd.	3,655	111,016
Kyushu Railway Co.	2,020	45,314
Lasertec Corp.	1,128	199,584
Lion Corp.	3,709	69,562
Lixil Corp.	3,988	108,032
Marubeni Corp.	24,678	205,136

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG International Equity ETF  (continued)

April 30, 2021
	Shares	Value
Common Stocks (continued)
Japan (continued)
Marui Group Co., Ltd.	2,924	$54,732
Mazda Motor Corp.*	8,521	65,951
Medipal Holdings Corp.	2,495	45,835
MEIJI Holdings Co., Ltd.	1,888	116,937
MINEBEA MITSUMI, Inc.	5,599	140,404
MISUMI Group, Inc.	4,165	117,361
Mitsubishi Chemical Holdings Corp.	20,267	150,837
Mitsubishi Corp.	19,890	549,543
Mitsubishi Estate Co., Ltd.	17,472	287,004
Mitsubishi Gas Chemical Co., Inc.	2,796	64,640
Mitsubishi Materials Corp.	1,724	38,690
Mitsui & Co., Ltd.	23,573	496,779
Mitsui Chemicals, Inc.	2,575	81,039
Mitsui Fudosan Co., Ltd.	13,051	282,978
Miura Co., Ltd.	1,407	73,758
Mizuho Financial Group, Inc.	34,413	483,271
MonotaRO Co., Ltd.	3,558	90,818
MS&AD Insurance Group Holdings, Inc.	6,922	195,998
Nabtesco Corp.	1,631	73,339
Nagoya Railroad Co., Ltd.*	2,855	65,456
NEC Corp.	3,663	213,135
NGK Insulators Ltd.	4,520	82,332
NGK Spark Plug Co., Ltd.	2,807	46,841
NH Foods Ltd.	1,487	66,320
Nidec Corp.	7,370	853,276
Nikon Corp.	4,334	40,761
Nintendo Co., Ltd.	1,712	981,888
Nippon Building Fund, Inc.	22	144,513
Nippon Prologis REIT, Inc.	26	83,491
Nippon Sanso Holdings Corp.	2,464	46,302
Nippon Telegraph & Telephone Corp.	34,141	860,514
Nippon Yusen K.K.	2,318	90,977
Nissan Chemical Corp.	1,868	96,045
Nissan Motor Co., Ltd.*	32,318	161,937
Nisshin Seifun Group, Inc.	3,479	56,082
Nissin Foods Holdings Co., Ltd.	1,022	72,462
Nitto Denko Corp.	2,143	177,628
Nomura Holdings, Inc.	44,084	236,704
Nomura Real Estate Holdings, Inc.	1,685	41,468
Nomura Real Estate Master Fund, Inc.	61	96,435
Nomura Research Institute Ltd.	5,314	163,594
NTT Data Corp.	9,217	143,182
Obayashi Corp.	9,671	88,212
Odakyu Electric Railway Co., Ltd.	4,979	134,604
Oji Holdings Corp.	12,686	79,966
Omron Corp.	2,800	212,360
Ono Pharmaceutical Co., Ltd.	5,841	147,007
Oriental Land Co., Ltd.	2,922	413,686
ORIX Corp.	17,892	287,683
Orix JREIT, Inc.	37	65,263
Pan Pacific International Holdings Corp.	5,706	122,937
Panasonic Corp.	31,503	371,505
PeptiDream, Inc.*	1,397	59,878
Persol Holdings Co., Ltd.	2,607	47,916
	Shares	Value
Common Stocks (continued)
Japan (continued)
Pigeon Corp.	1,696	$57,488
Pola Orbis Holdings, Inc.	1,238	32,087
Rakuten Group, Inc.	11,845	150,521
Recruit Holdings Co., Ltd.	19,478	880,123
Resona Holdings, Inc.	33,063	135,815
Ricoh Co., Ltd.	10,195	108,381
Rinnai Corp.	513	51,532
Rohm Co., Ltd.	1,245	123,355
Ryohin Keikaku Co., Ltd.	3,512	73,900
Santen Pharmaceutical Co., Ltd.	5,560	71,214
SBI Holdings, Inc.	3,393	95,918
Secom Co., Ltd.	3,077	255,495
Seiko Epson Corp.	4,240	72,073
Sekisui Chemical Co., Ltd.	5,791	100,768
Sekisui House Ltd.	8,698	175,782
Seven Bank Ltd.	8,963	19,270
SG Holdings Co., Ltd.	6,258	142,216
Sharp Corp.	3,011	50,879
Shimadzu Corp.	4,111	143,860
Shimano, Inc.	1,125	257,668
Shimizu Corp.	8,633	70,688
Shionogi & Co., Ltd.	4,428	232,814
Shiseido Co., Ltd.	5,797	420,462
Shizuoka Bank Ltd. (The)	7,529	57,653
SMC Corp.	917	532,305
SoftBank Corp.	40,943	527,964
SoftBank Group Corp.	18,220	1,647,726
Sohgo Security Services Co., Ltd.	1,043	45,707
Sompo Holdings, Inc.	4,746	176,284
Sony Group Corp.	18,114	1,806,346
Square Enix Holdings Co., Ltd.	1,290	71,755
Stanley Electric Co., Ltd.	2,142	61,337
Sumitomo Chemical Co., Ltd.	23,339	118,932
Sumitomo Corp.	17,024	231,753
Sumitomo Dainippon Pharma Co., Ltd.	2,462	42,683
Sumitomo Heavy Industries Ltd.	1,695	49,080
Sumitomo Metal Mining Co., Ltd.	3,538	150,156
Sumitomo Mitsui Financial Group, Inc.	18,884	656,850
Sumitomo Mitsui Trust Holdings, Inc.	4,299	146,309
Sumitomo Rubber Industries Ltd.	2,635	32,592
Sundrug Co., Ltd.	1,007	34,317
Suntory Beverage & Food Ltd.	1,837	62,015
Suzuken Co., Ltd.	925	33,300
Sysmex Corp.	2,175	217,391
T&D Holdings, Inc.	7,350	90,038
Taiheiyo Cement Corp.	1,763	44,178
Taisei Corp.	2,767	102,017
Takeda Pharmaceutical Co., Ltd.	22,574	750,711
TDK Corp.	1,853	251,746
Teijin Ltd.	2,686	44,183
Terumo Corp.	10,389	392,730
Tobu Railway Co., Ltd.	2,848	73,216
Toho Gas Co., Ltd.	1,320	73,303
Tokyo Century Corp.	532	32,853
Tokyo Electron Ltd.	2,181	964,145
Tokyu Corp.	8,699	111,816

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG International Equity ETF  (continued)

April 30, 2021
	Shares	Value
Common Stocks (continued)
Japan (continued)
Tokyu Fudosan Holdings Corp.	8,964	$49,779
Toppan Printing Co., Ltd.	4,110	70,051
TOTO Ltd.	2,271	117,804
Toyoda Gosei Co., Ltd.	1,017	24,842
Toyota Industries Corp.	2,260	180,916
Toyota Motor Corp.	33,072	2,458,956
Trend Micro, Inc.	1,948	92,673
Tsuruha Holdings, Inc.	545	62,924
Unicharm Corp.	5,897	228,964
United Urban Investment Corp.	38	56,806
Welcia Holdings Co., Ltd.	1,398	43,614
West Japan Railway Co.	2,546	140,501
Yakult Honsha Co., Ltd.	1,875	91,258
Yamada Holdings Co., Ltd.	9,796	48,754
Yamaha Corp.	2,425	132,004
Yamaha Motor Co., Ltd.	4,295	107,233
Yamato Holdings Co., Ltd.	4,697	132,567
Yaskawa Electric Corp.	3,660	168,761
Yokohama Rubber Co., Ltd. (The)	1,979	36,772
Total Japan		43,560,816
Luxembourg — 0.3%
ArcelorMittal SA*	10,140	296,008
Eurofins Scientific SE*	1,865	184,883
Total Luxembourg		480,891
Mexico — 0.0%(b)
Fresnillo PLC	2,704	30,834
Netherlands — 5.8%
ABN AMRO Bank NV*	6,480	83,841
Adyen NV*	354	869,975
Akzo Nobel NV	2,541	305,641
ASML Holding NV	6,074	3,957,189
ING Groep NV	57,294	733,156
Koninklijke DSM NV	2,499	448,838
Koninklijke KPN NV(a)	50,597	174,564
Koninklijke Philips NV*	13,241	747,244
NN Group NV	4,098	205,072
NXP Semiconductors NV	4,090	787,366
Randstad NV	1,750	126,568
Royal Dutch Shell PLC, Class A	60,229	1,138,275
Royal Dutch Shell PLC, Class B	54,429	978,923
Wolters Kluwer NV	3,872	350,795
Total Netherlands		10,907,447
New Zealand — 0.4%
a2 Milk Co., Ltd. (The)*	10,039	55,103
Auckland International Airport Ltd.*	17,715	96,473
Chorus Ltd.	6,597	32,140
Fisher & Paykel Healthcare Corp., Ltd.	8,427	217,367
Fletcher Building Ltd.	11,198	58,411
Mercury NZ Ltd.	9,033	44,979
Meridian Energy Ltd.	16,978	64,929
Ryman Healthcare Ltd.	5,643	57,453
Spark New Zealand Ltd.	27,477	86,745
Total New Zealand		713,600

	Shares	Value
Common Stocks (continued)
Norway — 0.9%
Aker ASA, Class A	342	$25,583
Austevoll Seafood ASA	1,275	16,328
DNB ASA	12,964	279,387
Entra ASA	2,462	55,711
Equinor ASA	15,561	317,468
Gjensidige Forsikring ASA	2,752	62,753
Leroy Seafood Group ASA	4,181	38,467
Mowi ASA	6,170	152,687
NEL ASA*	20,779	60,475
Norsk Hydro ASA	19,703	126,070
Orkla ASA	11,086	113,366
Scatec ASA	1,399	37,803
Schibsted ASA, Class A*	1,059	53,458
Schibsted ASA, Class B*	1,412	62,033
SpareBank 1 SR-Bank ASA	2,670	34,644
Storebrand ASA	6,641	63,755
Telenor ASA	9,373	167,476
TGS NOPEC Geophysical Co. ASA	1,702	25,966
TOMRA Systems ASA	1,705	85,535
Total Norway		1,778,965
Poland — 0.3%
Bank Polska Kasa Opieki SA*	2,400	50,698
CD Projekt SA*	939	43,150
Cyfrowy Polsat SA	2,954	23,014
Dino Polska SA*	730	47,433
KGHM Polska Miedz SA*	2,040	104,771
Polski Koncern Naftowy ORLEN SA	4,623	81,405
Polskie Gornictwo Naftowe i Gazownictwo SA	24,227	42,072
Powszechna Kasa Oszczednosci Bank Polski SA*	13,149	122,396
Powszechny Zaklad Ubezpieczen SA*	8,474	73,065
Total Poland		588,004
Portugal — 0.2%
EDP — Energias de Portugal SA	38,897	216,422
Jeronimo Martins SGPS SA	3,641	66,578
NOS SGPS SA	3,057	11,607
Total Portugal		294,607
Singapore — 1.3%
Ascendas Real Estate Investment Trust	48,461	113,284
CapitaLand Integrated Commercial Trust	64,975	105,003
CapitaLand Ltd.	38,167	106,721
City Developments Ltd.	8,709	51,649
ComfortDelGro Corp., Ltd.	32,118	41,524
DBS Group Holdings Ltd.	26,339	592,152
Jardine Cycle & Carriage Ltd.	1,412	24,602
Keppel Corp., Ltd.	21,292	86,743
Mapletree Commercial Trust	33,179	54,617
Oversea-Chinese Banking Corp., Ltd.	54,599	500,682
SATS Ltd.*	9,935	30,319
Singapore Telecommunications Ltd.	114,955	216,016

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG International Equity ETF  (continued)

April 30, 2021
	Shares	Value
Common Stocks (continued)
Singapore (continued)
Suntec Real Estate Investment Trust	26,517	$30,495
United Overseas Bank Ltd.	21,148	422,674
UOL Group Ltd.	7,906	45,758
Venture Corp., Ltd.	4,001	60,598
Total Singapore		2,482,837
South Africa — 0.4%
Anglo American PLC	17,058	725,062
Spain — 3.1%
ACS Actividades de Construccion y Servicios SA	3,387	110,616
Aena SME SA*	997	173,667
Amadeus IT Group SA*	6,606	450,895
Banco Bilbao Vizcaya Argentaria SA*	97,576	548,606
Banco Santander SA*	252,126	975,782
CaixaBank SA*	52,065	167,156
Cellnex Telecom SA*	7,596	430,137
EDP Renovaveis SA*	2,280	54,399
Ferrovial SA	5,969	169,865
Grifols SA	4,293	116,536
Iberdrola SA	91,806	1,241,648
Industria de Diseno Textil SA(a)	16,290	580,845
Mapfre SA	14,295	30,812
Red Electrica Corp. SA	6,198	113,969
Repsol SA	19,956	238,741
Siemens Gamesa Renewable Energy SA	3,275	118,668
Telefonica SA	69,042	320,275
Total Spain		5,842,617
Sweden — 3.6%
AAK AB	2,538	58,259
Alfa Laval AB(a)	4,355	147,506
Assa Abloy AB, B Shares	13,774	393,066
Atlas Copco AB, A Shares	9,499	576,293
Atlas Copco AB, B Shares	5,731	297,877
Axfood AB	1,556	39,012
Boliden AB	3,945	153,867
Castellum AB	3,394	82,725
Electrolux AB, Series B	3,672	103,180
Elekta AB, B Shares	5,278	70,721
EQT AB	5,231	177,114
Essity AB, B Shares	8,927	291,699
Fabege AB	3,976	59,364
Fastighets AB Balder, B Shares*	1,313	75,730
H & M Hennes & Mauritz AB, B Shares*	10,899	269,132
Hexagon AB, B Shares	4,102	391,681
Holmen AB, B Shares	1,304	61,532
Husqvarna AB, B Shares	5,848	81,505
ICA Gruppen AB(a)	1,285	59,267
Indutrade AB(a)	3,735	97,706
Kinnevik AB, B Shares*	3,542	196,039
Lifco AB, B Shares	664	71,538
Nibe Industrier AB, B Shares	6,203	227,264
Sagax AB, B Shares	1,112	29,458
Sandvik AB(a)	15,689	388,340
Securitas AB, B Shares	4,519	77,198
	Shares	Value
Common Stocks (continued)
Sweden (continued)
Sinch AB*	549	$86,839
Skandinaviska Enskilda Banken AB, A Shares	22,411	287,964
Skanska AB, B Shares	5,448	147,930
SKF AB, B Shares	6,228	161,008
SSAB AB, A Shares*	2,999	16,354
SSAB AB, B Shares*	8,139	40,821
Svenska Cellulosa AB SCA, B Shares	8,314	146,011
Svenska Handelsbanken AB, A Shares	21,428	248,801
Sweco AB, B Shares(a)	2,926	52,252
Swedbank AB, A Shares	15,804	277,999
Swedish Orphan Biovitrum AB*	2,498	42,555
Tele2 AB, B Shares(a)	6,579	85,080
Telefonaktiebolaget LM Ericsson, B Shares	43,274	593,346
Telia Co. AB	30,283	125,490
Wallenstam AB, B Shares	2,206	34,124
Total Sweden		6,823,647
Switzerland — 8.0%
ABB Ltd.	26,409	858,535
Alcon, Inc.*	7,182	539,408
Geberit AG	524	344,948
Givaudan SA	118	494,745
Kuehne + Nagel International AG	811	242,753
Lonza Group AG*	1,095	697,304
Nestle SA	41,127	4,909,717
Partners Group Holding AG	327	466,093
Roche Holding AG	10,318	3,366,742
Roche Holding AG	389	135,289
Schindler Holding AG — Participating Certificate	595	169,487
Schindler Holding AG — Registered	279	77,700
SGS SA	83	245,710
Sika AG	1,962	585,986
STMicroelectronics NV	9,430	353,723
Swiss Re AG	4,035	375,518
Swisscom AG	374	203,105
Zurich Insurance Group AG	2,203	905,065
Total Switzerland		14,971,828
United Kingdom — 11.7%
3i Group PLC	14,290	253,647
Admiral Group PLC	3,813	165,189
Ashtead Group PLC	6,585	424,044
ASOS PLC*	1,011	73,069
Associated British Foods PLC*	5,278	168,661
AstraZeneca PLC	18,517	1,977,950
Auto Trader Group PLC*	13,878	109,563
AVEVA Group PLC	1,630	78,537
Aviva PLC	57,698	319,783
Barclays PLC	254,794	619,120
Barratt Developments PLC	14,931	159,593
Berkeley Group Holdings PLC	1,754	112,367
BP PLC	298,672	1,252,985
British Land Co. PLC (The)	12,335	88,535
BT Group PLC*	127,969	292,258

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG International Equity ETF  (continued)

April 30, 2021
	Shares	Value
Common Stocks (continued)
United Kingdom (continued)
Bunzl PLC	4,947	$159,385
Burberry Group PLC*	5,943	169,587
CK Hutchison Holdings Ltd.	39,271	322,082
Coca-Cola European Partners PLC	2,060	117,049
Compass Group PLC*	26,181	570,014
ConvaTec Group PLC	23,573	71,216
Croda International PLC	2,045	191,516
DCC PLC	1,400	121,807
Direct Line Insurance Group PLC	20,041	79,109
DS Smith PLC	20,124	117,246
easyJet PLC*	4,774	68,478
Experian PLC	13,444	519,700
GlaxoSmithKline PLC	73,865	1,370,007
Halma PLC	5,556	199,084
Hargreaves Lansdown PLC	4,848	115,418
Informa PLC*	22,028	171,465
InterContinental Hotels Group PLC*	2,576	183,751
Intertek Group PLC	2,368	201,241
ITV PLC*	53,226	89,170
J Sainsbury PLC	32,656	107,473
JD Sports Fashion PLC*	6,430	81,762
Johnson Matthey PLC	2,838	127,704
Kingfisher PLC*	30,993	153,322
Land Securities Group PLC	10,878	108,561
Legal & General Group PLC	87,593	330,358
Lloyds Banking Group PLC	1,039,241	653,756
M&G PLC	38,180	114,869
Mondi PLC	7,129	193,955
Natwest Group PLC	68,089	185,340
Next PLC*	1,792	193,577
Pearson PLC	11,046	126,938
Phoenix Group Holdings PLC	10,587	104,279
Prudential PLC	38,268	813,039
Reckitt Benckiser Group PLC	10,450	933,366
RELX PLC	28,357	737,924
Rentokil Initial PLC	27,201	188,456
Rightmove PLC	12,796	108,781
RSA Insurance Group PLC	15,199	143,603
Sage Group PLC (The)	16,059	141,856
Schroders PLC	1,733	86,571
Segro PLC	17,467	243,170
Severn Trent PLC	3,496	119,896
Spirax-Sarco Engineering PLC	1,074	175,690
SSE PLC	15,301	310,996
St James’s Place PLC	7,854	148,053
Standard Chartered PLC	46,325	333,268
Standard Life Aberdeen PLC	32,121	123,413
Taylor Wimpey PLC	52,078	129,500
Unilever PLC	37,897	2,220,281
United Utilities Group PLC	10,006	134,133
Vodafone Group PLC	393,850	745,978
Weir Group PLC (The)*	3,808	101,071
Whitbread PLC*	2,961	132,993
Wm Morrison Supermarkets PLC	35,328	85,036
WPP PLC	17,977	242,828
Total United Kingdom		21,814,422

	Shares	Value
Common Stocks (continued)
United States — 0.4%
Avast PLC	9,512	$62,912
Carnival PLC*	2,314	53,870
CyberArk Software Ltd.*	555	77,978
Ferguson PLC	3,303	417,622
Tenaris SA	6,848	73,846
Total United States		686,228
Total Common Stocks
(Cost $155,949,072)		185,011,649
Preferred Stocks — 0.6%
Germany — 0.6%
Bayerische Motoren Werke AG, 3.68%	840	68,963
Henkel AG & Co. KGaA, 1.93%	2,562	294,720
Volkswagen AG, 2.22%	2,688	701,201
Total Germany		1,064,884
Spain — 0.0%(b)
Grifols SA, 2.15%, Class B	3,897	69,195
Total Preferred Stocks
(Cost $912,086)		1,134,079
Short-Term Investments — 1.4%
Money Market Funds — 1.4%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(c)(d)	2,624,267	2,624,267
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%(c)	77,240	77,240
Total Short-Term Investments
(Cost $2,701,507)		2,701,507
Total Investments — 101.0%
(Cost $159,562,665)		188,847,235
Other Assets and Liabilities, Net — (1.0)%		(1,896,131)
Net Assets — 100.0%		$186,951,104

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $3,469,490; total market value of collateral held by the Fund was $4,981,547. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $2,357,280.

(b)
Less than 0.05%.

(c)
Reflects the 1-day yield at April 30, 2021.

(d)
Represents security purchased with cash collateral received for securities on loan.

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG International Equity ETF  (continued)

April 30, 2021
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2021. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(e)
Common Stocks	$185,011,649	$—	$—	$185,011,649
Preferred Stocks	1,134,079	—	—	1,134,079
Short-Term Investments:
Money Market Funds	2,701,507	—	—	2,701,507
Total Investments in Securities	$188,847,235	$—	$—	$188,847,235

(e)
For a complete listing of investments and their countries, see the Schedule of Investments.

For the year ended April 30, 2021, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2).
See notes to financial statements.

Schedule of Investments — IQ Candriam ESG U.S. Equity ETF

April 30, 2021
	Shares	Value
Common Stocks — 99.7%
Communication Services — 11.2%
Activision Blizzard, Inc.	12,376	$1,128,568
Alphabet, Inc., Class A*	4,598	10,821,393
Alphabet, Inc., Class C*	4,410	10,628,629
AT&T, Inc.	110,027	3,455,948
Comcast Corp., Class A	73,378	4,120,175
Electronic Arts, Inc.	4,668	663,229
Fox Corp., Class A	5,372	201,020
Fox Corp., Class B	2,517	91,569
Liberty Broadband Corp., Class A*	399	62,910
Liberty Broadband Corp., Class C*	3,267	531,606
Omnicom Group, Inc.	3,446	283,468
Pinterest, Inc., Class A*	7,848	520,872
Roku, Inc.*	1,760	603,627
Snap, Inc., Class A*(a)	16,716	1,033,383
Take-Two Interactive Software, Inc.*	1,832	321,296
T-Mobile US, Inc.*	9,022	1,192,077
Twitter, Inc.*	11,973	661,149
Verizon Communications, Inc.	63,940	3,695,093
Walt Disney Co. (The)*	29,260	5,442,945
Zillow Group, Inc., Class A*	659	87,878
Zillow Group, Inc., Class C*	2,268	295,112
Total Communication Services		45,841,947
Consumer Discretionary — 9.4%
Aptiv PLC*	4,339	624,339
Best Buy Co., Inc.	3,736	434,385
Booking Holdings, Inc.*	660	1,627,613
Carnival Corp.*(a)	13,001	363,508
Chipotle Mexican Grill, Inc.*	446	665,445
Domino’s Pizza, Inc.	633	267,341
DR Horton, Inc.	5,499	540,497
eBay, Inc.	10,739	599,129
Garmin Ltd.	2,314	317,573
Hasbro, Inc.	2,064	205,265
Hilton Worldwide Holdings, Inc.*	4,408	567,310
Home Depot, Inc. (The)	17,393	5,629,592
LKQ Corp.*	4,187	195,575
Lowe’s Cos., Inc.	11,846	2,324,777
Lululemon Athletica, Inc.*	1,940	650,424
Marriott International, Inc., Class A*	4,230	628,240
McDonald’s Corp.	12,046	2,843,820
MercadoLibre, Inc.*	734	1,153,099
Mohawk Industries, Inc.*	945	194,197
Newell Brands, Inc.	6,100	164,456
NIKE, Inc., Class B	20,297	2,691,788
Ross Stores, Inc.	5,649	739,680
Royal Caribbean Cruises Ltd.*	3,033	263,719
Starbucks Corp.	18,949	2,169,471
Target Corp.	8,076	1,673,832
Tesla, Inc.*	12,269	8,704,119
TJX Cos., Inc. (The)	17,769	1,261,599
Tractor Supply Co.	1,872	353,059
Ulta Beauty, Inc.*	871	286,864
Vail Resorts, Inc.*	644	209,403
VF Corp.	5,197	455,569
Total Consumer Discretionary		38,805,688
	Shares	Value
Common Stocks (continued)
Consumer Staples — 5.8%
Archer-Daniels-Midland Co.	8,958	$565,518
Campbell Soup Co.	3,270	156,142
Church & Dwight Co., Inc.	4,010	343,817
Clorox Co. (The)	2,033	371,022
Coca-Cola Co. (The)	62,417	3,369,270
Colgate-Palmolive Co.	13,826	1,115,758
Conagra Brands, Inc.	7,696	285,445
Costco Wholesale Corp.	7,148	2,659,699
Estee Lauder Cos., Inc. (The), Class A	3,369	1,057,192
General Mills, Inc.	9,865	600,384
Hershey Co. (The)	2,377	390,541
Hormel Foods Corp.	4,554	210,395
J M Smucker Co. (The)(a)	1,766	231,328
Kellogg Co.	4,154	259,293
Keurig Dr Pepper, Inc.(a)	11,169	400,409
Kimberly-Clark Corp.	5,484	731,127
Kraft Heinz Co. (The)	10,165	419,713
Kroger Co. (The)	11,805	431,355
McCormick & Co., Inc.	3,975	359,181
PepsiCo, Inc.	22,316	3,217,075
Procter & Gamble Co. (The)	39,918	5,325,860
Sysco Corp.	7,892	668,689
Walgreens Boots Alliance, Inc.	11,567	614,208
Total Consumer Staples		23,783,421
Energy — 1.1%
Baker Hughes Co.	10,454	209,916
Cheniere Energy, Inc.*	3,742	290,080
Halliburton Co.	13,283	259,815
Kinder Morgan, Inc.	31,416	535,643
Marathon Petroleum Corp.	10,470	582,656
ONEOK, Inc.	7,144	373,917
Phillips 66	7,046	570,092
Schlumberger NV	22,471	607,841
Valero Energy Corp.	6,576	486,361
Williams Cos., Inc. (The)	19,593	477,285
Total Energy		4,393,606
Financials — 8.2%
Aflac, Inc.	10,447	561,317
Alleghany Corp.*	221	150,052
Allstate Corp. (The)	4,795	608,006
Ally Financial, Inc.	6,013	309,369
American Express Co.	9,772	1,498,536
American International Group, Inc.	13,923	674,569
Ameriprise Financial, Inc.	1,901	491,218
Annaly Capital Management, Inc.	22,523	204,509
Aon PLC, Class A	3,616	909,207
Arch Capital Group Ltd.*	6,366	252,794
Arthur J Gallagher & Co.	3,080	446,446
Bank of America Corp.	123,438	5,002,942
Bank of New York Mellon Corp. (The)	13,134	655,124
Blackstone Group, Inc. (The)	10,837	958,966
Charles Schwab Corp. (The)	26,010	1,831,104
Chubb Ltd.	6,315	1,083,591
Cincinnati Financial Corp.	2,515	283,390
Citigroup, Inc.	33,628	2,395,659
Citizens Financial Group, Inc.	6,875	318,175

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG U.S. Equity ETF  (continued)

April 30, 2021
	Shares	Value
Common Stocks (continued)
Financials (continued)
First Republic Bank	2,789	$511,056
Franklin Resources, Inc.	4,767	143,010
Globe Life, Inc.	1,551	158,962
Hartford Financial Services Group, Inc. (The)	5,776	380,985
Huntington Bancshares, Inc.	16,318	249,992
Interactive Brokers Group, Inc., Class A	1,257	89,901
KeyCorp	15,718	342,024
M&T Bank Corp.	2,017	318,061
Marsh & McLennan Cos., Inc.	8,185	1,110,705
MetLife, Inc.	11,270	717,110
Moody’s Corp.	2,626	857,940
Morgan Stanley	23,043	1,902,200
MSCI, Inc.	1,239	601,869
Northern Trust Corp.	3,212	365,526
PNC Financial Services Group, Inc. (The)	6,753	1,262,473
Principal Financial Group, Inc.	4,421	282,369
Progressive Corp. (The)	9,437	950,683
Prudential Financial, Inc.	6,393	641,602
Raymond James Financial, Inc.	1,975	258,291
Regions Financial Corp.	15,469	337,224
SVB Financial Group*	834	476,906
Synchrony Financial	9,084	397,334
Travelers Cos., Inc. (The)	4,082	631,322
Truist Financial Corp.	21,694	1,286,671
W R Berkley Corp.	2,203	175,623
Willis Towers Watson PLC	2,067	535,064
Total Financials		33,619,877
Health Care — 14.7%
Abbott Laboratories	28,457	3,417,117
AbbVie, Inc.	28,187	3,142,850
ABIOMED, Inc.*	714	229,001
Agilent Technologies, Inc.	4,939	660,048
Alexion Pharmaceuticals, Inc.*	3,379	569,970
Align Technology, Inc.*	1,168	695,579
Amgen, Inc.	9,401	2,252,856
Anthem, Inc.	4,018	1,524,389
Biogen, Inc.*	2,464	658,701
BioMarin Pharmaceutical, Inc.*	2,915	227,137
Cardinal Health, Inc.	4,730	285,408
Centene Corp.*	9,174	566,403
Cerner Corp.	4,731	355,062
Cigna Corp.	5,826	1,450,732
Cooper Cos., Inc. (The)	790	324,603
CVS Health Corp.	21,119	1,613,492
Danaher Corp.	10,195	2,588,918
DaVita, Inc.*	1,171	136,457
DENTSPLY SIRONA, Inc.	3,518	237,500
Dexcom, Inc.*	1,540	594,594
Edwards Lifesciences Corp.*	10,000	955,200
Eli Lilly & Co.	13,653	2,495,359
Gilead Sciences, Inc.	20,266	1,286,283
HCA Healthcare, Inc.	4,283	861,140
Henry Schein, Inc.*	2,278	165,155
Hologic, Inc.*	4,111	269,476
Humana, Inc.	2,136	951,033
IDEXX Laboratories, Inc.*	1,366	749,920
	Shares	Value
Common Stocks (continued)
Health Care (continued)
Illumina, Inc.*	2,353	$924,353
Incyte Corp.*	2,987	255,030
Intuitive Surgical, Inc.*	1,885	1,630,525
IQVIA Holdings, Inc.*	3,031	711,345
Jazz Pharmaceuticals PLC*	873	143,521
Johnson & Johnson	42,555	6,924,975
Laboratory Corp. of America Holdings*	1,568	416,884
Medtronic PLC	21,746	2,846,986
Merck & Co., Inc.	40,546	3,020,677
Mettler-Toledo International, Inc.*	380	499,062
Moderna, Inc.*	5,249	938,626
Quest Diagnostics, Inc.	2,169	286,048
Regeneron Pharmaceuticals, Inc.*	1,650	794,145
ResMed, Inc.	2,322	436,466
Seagen, Inc.*	2,121	304,915
Thermo Fisher Scientific, Inc.	6,398	3,008,532
UnitedHealth Group, Inc.	15,261	6,086,087
Vertex Pharmaceuticals, Inc.*	4,202	916,876
Viatris, Inc.*	19,625	261,012
Waters Corp.*	998	299,270
West Pharmaceutical Services, Inc.	1,187	389,953
Total Health Care		60,359,671
Industrials — 6.9%
3M Co.	9,297	1,832,811
A O Smith Corp.	2,170	147,017
CH Robinson Worldwide, Inc.	2,180	211,634
Cintas Corp.	1,452	501,143
CoStar Group, Inc.*	602	514,367
CSX Corp.	12,315	1,240,736
Deere & Co.	5,060	1,876,501
Dover Corp.	2,320	346,121
Eaton Corp. PLC	6,435	919,755
Equifax, Inc.	1,961	449,520
Expeditors International of Washington, Inc.	2,721	298,929
Fastenal Co.	9,252	483,695
FedEx Corp.	3,959	1,149,337
Fortive Corp.	5,013	355,021
Fortune Brands Home & Security, Inc.	2,234	234,525
General Electric Co.	134,514	1,764,824
IHS Markit Ltd.	5,635	606,213
Illinois Tool Works, Inc.	4,624	1,065,647
Ingersoll Rand, Inc.*	6,002	296,559
JB Hunt Transport Services, Inc.	1,357	231,653
Johnson Controls International PLC	11,666	727,258
Kansas City Southern	1,507	440,360
Lyft, Inc., Class A*	3,795	211,230
Masco Corp.	4,211	268,999
Norfolk Southern Corp.	4,104	1,146,001
Old Dominion Freight Line, Inc.	1,693	436,472
Parker-Hannifin Corp.	2,073	650,528
Republic Services, Inc.	3,389	360,251
Rockwell Automation, Inc.	1,875	495,487
Roper Technologies, Inc.	1,614	720,554
Trane Technologies PLC	3,866	672,027
TransUnion	2,923	305,717
Union Pacific Corp.	10,878	2,415,895

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG U.S. Equity ETF  (continued)

April 30, 2021
	Shares	Value
Common Stocks (continued)
Industrials (continued)
United Parcel Service, Inc., Class B	11,565	$2,357,641
United Rentals, Inc.*	1,161	371,462
Verisk Analytics, Inc.	2,605	490,261
Waste Management, Inc.	6,826	941,783
Westinghouse Air Brake Technologies Corp.	2,892	237,346
WW Grainger, Inc.	729	316,051
Xylem, Inc.	2,901	320,996
Total Industrials		28,412,327
Information Technology — 34.9%
Accenture PLC, Class A	10,204	2,958,854
Adobe, Inc.*	7,392	3,757,649
Advanced Micro Devices, Inc.*	18,474	1,507,848
Akamai Technologies, Inc.*	2,462	267,619
Analog Devices, Inc.	5,693	871,940
ANSYS, Inc.*	1,312	479,746
Apple, Inc.	259,757	34,147,655
Applied Materials, Inc.	14,691	1,949,643
Arista Networks, Inc.*	849	267,579
Autodesk, Inc.*	3,392	990,159
Automatic Data Processing, Inc.	6,134	1,146,997
Broadcom, Inc.	6,134	2,798,331
Broadridge Financial Solutions, Inc.	1,857	294,576
Cadence Design Systems, Inc.*	4,248	559,759
CDW Corp.	2,185	389,651
Cisco Systems, Inc.	60,288	3,069,262
Citrix Systems, Inc.	1,884	233,333
Cognizant Technology Solutions Corp., Class A	8,241	662,576
Coupa Software, Inc.*	1,109	298,365
Datadog, Inc., Class A*	2,700	231,579
Dell Technologies, Inc., Class C*	3,786	372,277
DocuSign, Inc.*	2,781	619,996
Dropbox, Inc., Class A*	4,611	118,503
F5 Networks, Inc.*	948	177,048
Fiserv, Inc.*	8,978	1,078,437
Fortinet, Inc.*	2,129	434,806
Gartner, Inc.*	1,403	274,820
Global Payments, Inc.	4,594	986,010
Hewlett Packard Enterprise Co.	19,932	319,311
HP, Inc.	19,888	678,380
Intel Corp.	63,310	3,642,224
International Business Machines Corp.	13,754	1,951,417
Intuit, Inc.	3,942	1,624,735
Keysight Technologies, Inc.*	2,855	412,119
KLA Corp.	2,375	748,956
Lam Research Corp.	2,219	1,376,779
Mastercard, Inc., Class A	14,126	5,396,980
Maxim Integrated Products, Inc.	4,102	385,588
Micron Technology, Inc.*	17,225	1,482,556
Microsoft Corp.	115,176	29,045,084
Motorola Solutions, Inc.	2,609	491,275
NetApp, Inc.	3,438	256,784
NortonLifeLock, Inc.	8,729	188,634
NVIDIA Corp.	9,174	5,507,886
Okta, Inc.*(a)	1,856	500,563
Palo Alto Networks, Inc.*	1,435	507,115
	Shares	Value
Common Stocks (continued)
Information Technology (continued)
Paychex, Inc.	4,977	$485,208
Paycom Software, Inc.*	756	290,614
PayPal Holdings, Inc.*	18,094	4,745,875
QUALCOMM, Inc.	17,457	2,423,032
RingCentral, Inc., Class A*	1,207	384,973
salesforce.com, Inc.*	13,639	3,141,334
Seagate Technology PLC	3,483	323,362
ServiceNow, Inc.*	3,004	1,521,135
Skyworks Solutions, Inc.	2,556	463,479
Splunk, Inc.*	2,485	314,154
Synopsys, Inc.*	2,350	580,591
TE Connectivity Ltd.	5,099	685,662
Texas Instruments, Inc.	14,164	2,556,744
Trimble, Inc.*	3,854	316,028
Twilio, Inc., Class A*	2,125	781,575
VeriSign, Inc.*	1,543	337,562
Visa, Inc., Class A(a)	27,248	6,364,043
VMware, Inc., Class A*(a)	1,240	199,429
Western Digital Corp.*	4,576	323,203
Western Union Co. (The)	6,600	170,016
Workday, Inc., Class A*	2,741	677,027
Xilinx, Inc.	3,781	483,817
Zscaler, Inc.*(a)	1,161	217,850
Total Information Technology		143,248,117
Materials — 2.8%
Air Products and Chemicals, Inc.	3,563	1,027,854
Albemarle Corp.	1,715	288,412
Ball Corp.	5,252	491,797
Dow, Inc.	11,973	748,313
DuPont de Nemours, Inc.	11,847	913,522
Ecolab, Inc.	4,095	917,771
International Flavors & Fragrances, Inc.	1,725	245,243
International Paper Co.	6,339	367,662
Linde PLC	8,446	2,414,205
LyondellBasell Industries NV, Class A	4,171	432,700
Newmont Corp.	12,950	808,210
Nucor Corp.	4,848	398,796
Packaging Corp. of America	1,512	223,247
PPG Industries, Inc.	3,816	653,452
Sherwin-Williams Co. (The)	3,985	1,091,372
Vulcan Materials Co.	2,139	381,255
Westrock Co.	4,195	233,871
Total Materials		11,637,682
Real Estate — 3.3%
Alexandria Real Estate Equities, Inc.	2,231	404,034
American Tower Corp.	7,163	1,824,917
AvalonBay Communities, Inc.	2,251	432,192
Boston Properties, Inc.	2,303	251,833
CBRE Group, Inc., Class A*	5,200	443,040
Crown Castle International Corp.	6,945	1,313,022
Duke Realty Corp.	6,006	279,399
Equinix, Inc.	1,435	1,034,291
Equity Residential	5,934	440,481
Essex Property Trust, Inc.	1,053	305,918
Extra Space Storage, Inc.	2,078	308,978
Healthpeak Properties, Inc.	8,689	298,380

See notes to financial statements.

Schedule of Investments — IQ Candriam ESG U.S. Equity ETF  (continued)

April 30, 2021
	Shares	Value
Common Stocks (continued)
Real Estate (continued)
Host Hotels & Resorts, Inc.*	11,279	$204,827
Invitation Homes, Inc.	9,035	316,767
Iron Mountain, Inc.	4,614	185,114
Mid-America Apartment Communities, Inc.	1,838	289,172
Prologis, Inc.	11,888	1,385,309
Public Storage	2,400	674,784
Realty Income Corp.	5,669	392,011
SBA Communications Corp.	1,779	533,202
Simon Property Group, Inc.	5,279	642,665
UDR, Inc.	4,716	219,058
Ventas, Inc.	6,030	334,424
Welltower, Inc.	6,738	505,552
Weyerhaeuser Co.	12,043	466,907
WP Carey, Inc.	2,803	209,917
Total Real Estate		13,696,194
Utilities — 1.4%
American Water Works Co., Inc.	2,925	456,271
Atmos Energy Corp.	2,023	209,563
Avangrid, Inc.	917	46,675
CenterPoint Energy, Inc.	8,778	214,973
Consolidated Edison, Inc.	5,524	427,613
Entergy Corp.	3,230	353,007
Eversource Energy	5,530	476,797
NextEra Energy, Inc.	31,622	2,451,021
Public Service Enterprise Group, Inc.	8,166	515,764
Sempra Energy	4,674	643,002
Total Utilities		5,794,686

	Shares	Value
Common Stocks (continued)
Total Common Stocks (Cost $343,438,408)		$409,593,216
Short-Term Investments — 0.2%
Money Market Funds — 0.2%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(b)(c)	8,790	8,790
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%(b)	784,055	784,055
Total Short-Term Investments (Cost $792,845)		792,845
Total Investments — 99.9% (Cost $344,231,253)		410,386,061
Other Assets and Liabilities, Net — 0.1%		316,256
Net Assets — 100.0%		$410,702,317

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $9,017,258; total market value of collateral held by the Fund was $9,300,121. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $9,291,331.

(b)
Reflects the 1-day yield at April 30, 2021.

(c)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2021. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Common Stocks	$409,593,216	$—	$—	$409,593,216
Short-Term Investments:
Money Market Funds	792,845	—	—	792,845
Total Investments in Securities	$410,386,061	$—	$—	$410,386,061

(d)
For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2021, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2).
See notes to financial statements.

Schedule of Investments — IQ Chaikin U.S. Small Cap ETF

April 30, 2021
	Shares	Value
Common Stocks — 99.9%
Communication Services — 3.0%
AMC Networks, Inc., Class A*(a)	7,658	$385,044
Angi, Inc.*(a)	31,316	501,369
Cargurus, Inc.*	17,084	421,633
Consolidated Communications Holdings, Inc.*	56,542	407,102
Emerald Holding, Inc.*	73,750	413,738
IDT Corp., Class B*	17,966	431,364
Liberty Latin America Ltd., Class C*	31,364	437,528
QuinStreet, Inc.*	20,054	406,495
Scholastic Corp.	13,520	410,062
Sinclair Broadcast Group, Inc., Class A(a)	13,913	451,755
TEGNA, Inc.	21,620	433,697
Telephone and Data Systems, Inc.	17,731	407,458
TrueCar, Inc.*	85,079	391,363
United States Cellular Corp.*	11,160	380,891
World Wrestling Entertainment, Inc., Class A(a)	7,503	413,490
Total Communication Services		6,292,989
Consumer Discretionary — 9.7%
1-800-Flowers.com, Inc., Class A*(a)	14,745	471,471
Adtalem Global Education, Inc.*	10,296	353,256
America’s Car-Mart, Inc.*	2,672	403,018
American Eagle Outfitters, Inc.(a)	13,923	481,318
American Public Education, Inc.*	11,426	348,036
Asbury Automotive Group, Inc.*	2,072	411,520
Carriage Services, Inc.	11,569	430,135
Cato Corp. (The), Class A*	33,925	454,595
Children’s Place, Inc. (The)*(a)	5,841	457,642
Core-Mark Holding Co., Inc.	10,522	447,816
Dillard’s, Inc., Class A	4,216	417,005
Escalade, Inc.	19,469	428,707
Ethan Allen Interiors, Inc.	14,745	423,329
Foot Locker, Inc.	7,237	426,838
Genius Brands International, Inc.*(a)	209,847	371,429
Gentherm, Inc.*	5,493	391,102
Graham Holdings Co., Class B	724	460,182
Green Brick Partners, Inc.*	17,950	463,289
Haverty Furniture Cos., Inc.	10,947	508,707
Hooker Furniture Corp.	11,166	418,837
iRobot Corp.*(a)	3,332	362,522
Johnson Outdoors, Inc., Class A	2,852	404,442
Lakeland Industries, Inc.*	14,612	412,205
LCI Industries	3,078	450,927
Liquidity Services, Inc.*	21,911	392,864
Lumber Liquidators Holdings, Inc.*	16,206	388,458
MarineMax, Inc.*(a)	8,248	468,486
MDC Holdings, Inc.	6,854	402,056
Motorcar Parts of America, Inc.*	18,093	390,809
Murphy USA, Inc.	2,816	392,550
National Vision Holdings, Inc.*	9,288	468,208
Norwegian Cruise Line Holdings Ltd.*(a)	14,755	458,143
Penske Automotive Group, Inc.	5,074	444,939
Perdoceo Education Corp.*	34,039	396,895
Rent-A-Center, Inc.	7,060	406,303
Rocky Brands, Inc.	7,531	396,507
Sally Beauty Holdings, Inc.*	20,224	405,896
	Shares	Value
Common Stocks (continued)
Consumer Discretionary (continued)
Smith & Wesson Brands, Inc.	23,330	$405,942
Standard Motor Products, Inc.	9,791	419,349
Strategic Education, Inc.	4,429	332,441
Superior Group of Cos., Inc.	16,015	403,898
Tri Pointe Homes, Inc.*	19,995	476,281
Unifi, Inc.*	14,771	399,260
Universal Electronics, Inc.*	7,406	421,031
Vista Outdoor, Inc.*	12,694	413,951
Vivint Smart Home, Inc.*	28,429	340,579
Winmark Corp.	2,184	420,573
Zumiez, Inc.*	9,490	407,785
Total Consumer Discretionary		20,051,532
Consumer Staples — 3.3%
BellRing Brands, Inc., Class A*	17,243	444,697
Central Garden & Pet Co., Class A*	7,845	386,523
Coca-Cola Consolidated, Inc.	1,410	413,482
Edgewell Personal Care Co.(a)	10,280	392,696
Ingles Markets, Inc., Class A	6,603	404,698
Medifast, Inc.	1,922	436,467
National Beverage Corp.	8,323	404,415
Nu Skin Enterprises, Inc., Class A	7,697	406,863
Pilgrim’s Pride Corp.*	17,112	410,004
Sanderson Farms, Inc.	2,613	429,917
Seaboard Corp.	110	393,579
Seneca Foods Corp., Class A*	8,645	398,189
Spectrum Brands Holdings, Inc.	4,789	422,102
Sprouts Farmers Market, Inc.*	15,293	391,654
Universal Corp.	6,901	388,043
USANA Health Sciences, Inc.*	4,171	375,348
Weis Markets, Inc.(a)	7,203	373,476
Total Consumer Staples		6,872,153
Energy — 3.6%
Archrock, Inc.	42,898	400,667
Brigham Minerals, Inc., Class A	27,808	476,629
ChampionX Corp.*	18,735	393,623
Comstock Resources, Inc.*	73,484	403,427
CVR Energy, Inc.	21,225	451,880
Diamond S Shipping, Inc.*	40,588	399,792
Dril-Quip, Inc.*	12,251	375,493
EQT Corp.*	21,911	418,500
Exterran Corp.*	121,161	397,408
Helix Energy Solutions Group, Inc.*	80,614	345,834
International Seaways, Inc.	21,006	371,386
Liberty Oilfield Services, Inc., Class A*(a)	36,059	421,890
NextDecade Corp.*(a)	152,473	336,966
NexTier Oilfield Solutions, Inc.*	109,436	392,875
ProPetro Holding Corp.*	38,190	367,770
Renewable Energy Group, Inc.*(a)	6,164	342,225
REX American Resources Corp.*	4,837	390,491
Solaris Oilfield Infrastructure, Inc., Class A	33,179	362,978
Tellurian, Inc.*	173,975	385,355
Total Energy		7,435,189
Financials — 27.2%
1st Source Corp.	8,556	407,180
Affiliated Managers Group, Inc.	2,732	440,316

See notes to financial statements.

Schedule of Investments — IQ Chaikin U.S. Small Cap ETF  (continued)

April 30, 2021
	Shares	Value
Common Stocks (continued)
Financials (continued)
Allegiance Bancshares, Inc.	10,042	$397,663
Altabancorp	9,684	404,307
A-Mark Precious Metals, Inc.	11,308	421,449
American National Group, Inc.	3,774	427,783
Ameris Bancorp	7,753	419,360
Argo Group International Holdings Ltd.	8,090	422,136
Artisan Partners Asset Management, Inc., Class A	7,803	397,329
Associated Banc-Corp.	19,077	417,596
Atlantic Capital Bancshares, Inc.*	16,892	451,861
Atlantic Union Bankshares Corp.	10,613	410,405
Axis Capital Holdings Ltd.	8,213	458,285
Axos Financial, Inc.*	8,660	390,999
B Riley Financial, Inc.	7,221	514,785
BancorpSouth Bank	12,534	370,881
BankUnited, Inc.	9,263	431,748
Banner Corp.	7,634	433,917
Berkshire Hills Bancorp, Inc.	18,239	404,723
Blucora, Inc.*	24,465	352,174
Brookline Bancorp, Inc.	27,140	436,954
Cambridge Bancorp	4,828	422,691
Camden National Corp.	8,506	405,906
Cannae Holdings, Inc.*	10,275	407,918
Cathay General Bancorp	9,983	404,112
CBTX, Inc.	13,252	414,390
Central Pacific Financial Corp.	15,259	411,230
City Holding Co.	4,978	385,297
CNO Financial Group, Inc.	16,760	427,883
Cohen & Steers, Inc.	6,231	423,833
Community Trust Bancorp, Inc.	9,246	412,002
Cowen, Inc., Class A	11,582	457,373
CVB Financial Corp.	18,429	390,879
Diamond Hill Investment Group, Inc.	2,609	446,139
Eagle Bancorp, Inc.	7,651	408,640
Enstar Group Ltd.*	1,650	414,447
Enterprise Financial Services Corp.	8,234	404,536
Evercore, Inc., Class A	3,090	433,002
EZCORP, Inc., Class A*	81,912	461,165
Federal Agricultural Mortgage Corp., Class C	4,042	415,760
Financial Institutions, Inc.	13,440	429,139
First Bancshares, Inc. (The)	11,120	435,014
First BankCorp	9,359	396,822
First Busey Corp.	15,871	396,458
First Commonwealth Financial Corp.	28,330	410,502
First Foundation, Inc.	17,353	413,001
First Merchants Corp.	8,755	404,569
First Mid Bancshares, Inc.	9,267	403,485
First Midwest Bancorp, Inc.	18,581	389,644
First of Long Island Corp. (The)	19,158	407,874
Flagstar Bancorp, Inc.	9,027	420,117
Flushing Financial Corp.	19,176	446,226
FNB Corp.	32,055	413,189
Fulton Financial Corp.	23,905	407,580
German American Bancorp, Inc.	8,808	381,651
Greenhill & Co., Inc.	24,703	374,992
Hanmi Financial Corp.	20,634	418,870
Hanover Insurance Group, Inc. (The)	3,145	434,985
	Shares	Value
Common Stocks (continued)
Financials (continued)
HarborOne Bancorp, Inc.	30,223	$432,491
HBT Financial, Inc.	23,779	432,778
Heartland Financial USA, Inc.	8,100	407,187
Heritage Commerce Corp.	33,314	402,100
Heritage Financial Corp.	14,416	405,090
Heritage Insurance Holdings, Inc.	36,742	334,720
Hilltop Holdings, Inc.	11,928	419,866
Hingham Institution For Savings The	1,435	436,441
HomeStreet, Inc.	9,238	377,280
Hope Bancorp, Inc.	27,032	405,750
Horace Mann Educators Corp.	9,421	377,782
Houlihan Lokey, Inc.	6,121	405,639
Independent Bank Corp.	17,221	405,727
Interactive Brokers Group, Inc., Class A	5,574	398,652
International Bancshares Corp.	8,770	415,610
Investors Bancorp, Inc.	27,713	405,718
Kearny Financial Corp.	33,701	430,699
Lakeland Bancorp, Inc.	23,356	423,444
Lazard Ltd., Class A	9,357	420,971
Live Oak Bancshares, Inc.	5,944	380,178
Mercantile Bank Corp.	12,538	404,727
Merchants Bancorp	9,707	395,949
Mercury General Corp.	6,695	416,898
Meridian Bancorp, Inc.	22,101	488,653
Metropolitan Bank Holding Corp.*	8,084	508,079
Midland States Bancorp, Inc.	14,676	413,570
MidWestOne Financial Group, Inc.	13,145	414,856
Moelis & Co., Class A	7,418	402,649
MVB Financial Corp.	12,044	485,132
National Western Life Group, Inc., Class A	1,635	374,906
NBT Bancorp, Inc.	10,203	386,592
Northfield Bancorp, Inc.	25,572	413,755
Northwest Bancshares, Inc.	28,173	395,549
OceanFirst Financial Corp.	17,005	388,734
OFG Bancorp	17,997	426,349
Oportun Financial Corp.*	19,657	426,753
Oppenheimer Holdings, Inc., Class A	10,165	520,143
Peapack-Gladstone Financial Corp.	13,183	421,856
PennyMac Financial Services, Inc.(a)	6,088	366,558
Peoples Bancorp, Inc.	12,273	410,286
Pinnacle Financial Partners, Inc.	4,592	402,443
Piper Sandler Cos.	3,713	430,671
Popular, Inc.	5,789	428,154
Preferred Bank	6,393	418,997
Premier Financial Corp.	12,240	386,662
PROG Holdings, Inc.	9,404	479,040
Provident Financial Services, Inc.	18,272	430,671
QCR Holdings, Inc.	8,621	415,705
Republic Bancorp, Inc., Class A	9,192	412,997
S&T Bancorp, Inc.	12,152	400,408
Safety Insurance Group, Inc.	4,832	396,369
Sandy Spring Bancorp, Inc.	9,374	425,205
Sculptor Capital Management, Inc.	18,606	423,100
Selective Insurance Group, Inc.	5,612	427,298
ServisFirst Bancshares, Inc.(a)	6,638	419,787
Simmons First National Corp., Class A	13,721	391,049
SiriusPoint Ltd.*	40,030	423,517

See notes to financial statements.

Schedule of Investments — IQ Chaikin U.S. Small Cap ETF  (continued)

April 30, 2021
	Shares	Value
Common Stocks (continued)
Financials (continued)
SLM Corp.	22,655	$445,397
South State Corp.	5,185	437,199
Southern First Bancshares, Inc.*	8,684	447,226
State Auto Financial Corp.	20,655	389,966
Stewart Information Services Corp.	7,824	458,878
Towne Bank	13,392	414,884
TriCo Bancshares	8,594	397,730
Trustmark Corp.	12,095	391,999
UMB Financial Corp.	4,409	427,805
Umpqua Holdings Corp.	23,197	432,392
United Community Banks, Inc.	11,931	390,382
United Fire Group, Inc.	11,698	353,981
Universal Insurance Holdings, Inc.	28,389	396,027
Univest Financial Corp.	14,239	397,695
Valley National Bancorp	29,629	407,991
Victory Capital Holdings, Inc., Class A	15,927	441,974
Virtus Investment Partners, Inc.	1,729	472,812
Walker & Dunlop, Inc.	3,962	439,188
WesBanco, Inc.	11,290	409,714
Wintrust Financial Corp.	5,371	414,104
Total Financials		56,202,706
Health Care — 14.1%
Akero Therapeutics, Inc.*	14,033	432,216
Alector, Inc.*(a)	20,214	394,173
Alkermes PLC*	21,793	479,555
Allscripts Healthcare Solutions, Inc.*	27,113	421,878
Amneal Pharmaceuticals, Inc.*	60,491	333,305
AngioDynamics, Inc.*	17,398	422,771
Aquestive Therapeutics, Inc.*(a)	78,289	318,636
Arcutis Biotherapeutics, Inc.*(a)	14,072	471,412
Assembly Biosciences, Inc.*	88,500	378,780
Avanos Medical, Inc.*	9,307	402,156
Axogen, Inc.*	20,094	376,160
Axonics Inc.*	6,797	427,735
Beam Therapeutics, Inc.*(a)	5,086	417,052
BioDelivery Sciences International, Inc.*	104,118	360,248
Bioxcel Therapeutics, Inc.*(a)	9,432	320,405
Catalyst Pharmaceuticals, Inc.*	88,309	404,455
Cerus Corp.*	67,737	413,196
Coherus Biosciences, Inc.*(a)	27,865	412,402
Collegium Pharmaceutical, Inc.*	17,177	383,047
Computer Programs and Systems, Inc.	13,304	399,386
Concert Pharmaceuticals, Inc.*	81,584	338,574
Cross Country Healthcare, Inc.*	32,594	434,152
Eagle Pharmaceuticals, Inc.*	9,753	398,215
Enanta Pharmaceuticals, Inc.*	8,254	418,808
Harpoon Therapeutics, Inc.*	19,460	440,574
Heat Biologics, Inc.*(a)	55,921	384,177
ICU Medical, Inc.*	1,982	412,791
Inogen, Inc.*	7,751	506,838
Integer Holdings Corp.*	4,420	414,950
Invacare Corp.*(a)	50,761	458,372
Kezar Life Sciences, Inc.*	68,306	398,224
Liquidia Corp.*(a)	151,339	429,803
Luminex Corp.	12,762	468,238
MeiraGTx Holdings PLC*	28,212	422,616
Meridian Bioscience, Inc.*	15,509	303,666
	Shares	Value
Common Stocks (continued)
Health Care (continued)
Molecular Templates, Inc.*	32,258	$301,935
Myriad Genetics, Inc.*	13,370	404,041
National HealthCare Corp.	5,225	367,370
Natus Medical, Inc.*	15,896	406,143
NextCure, Inc.*	40,670	356,676
NextGen Healthcare, Inc.*	22,492	411,829
Omeros Corp.*(a)	22,871	403,902
Organogenesis Holdings, Inc.*	22,344	499,612
Orthofix Medical, Inc.*	9,391	416,491
Outlook Therapeutics, Inc.*	180,934	430,623
Owens & Minor, Inc.	10,830	390,855
Pennant Group, Inc. (The)*	8,889	359,293
Personalis, Inc.*	16,542	407,595
Premier, Inc., Class A	12,027	425,155
Prestige Consumer Healthcare, Inc.*(a)	9,236	402,320
Radius Health, Inc.*(a)	19,516	435,207
Replimune Group, Inc.*	13,343	488,220
Rocket Pharmaceuticals, Inc.*(a)	9,175	420,582
Scholar Rock Holding Corp.*	8,036	259,965
SeaSpine Holdings Corp.*	23,397	486,892
Select Medical Holdings Corp.*	11,938	450,301
Selecta Biosciences, Inc.*	89,967	269,901
Shockwave Medical, Inc.*	3,125	510,813
SIGA Technologies, Inc.*	62,631	449,064
SmileDirectClub, Inc.*(a)	39,486	419,934
Spero Therapeutics, Inc.*	27,656	380,547
Tactile Systems Technology, Inc.*	7,471	428,088
TCR2 Therapeutics, Inc.*	18,438	418,727
TFF Pharmaceuticals, Inc.*	30,000	340,200
Translate Bio, Inc.*(a)	24,688	573,255
Triple-S Management Corp., Class B*	15,640	370,824
Vanda Pharmaceuticals, Inc.*	27,104	449,926
Varex Imaging Corp.*	19,868	471,666
Verastem, Inc.*	164,819	505,994
Vericel Corp.*(a)	7,329	457,476
Voyager Therapeutics, Inc.*	86,434	416,612
Total Health Care		29,187,000
Industrials — 17.8%
ABM Industries, Inc.	7,981	410,303
Acacia Research Corp.*	61,218	372,205
Advanced Drainage Systems, Inc.	3,938	439,717
Alamo Group, Inc.	2,607	409,951
Apogee Enterprises, Inc.	9,958	349,825
Applied Industrial Technologies, Inc.	4,465	427,122
ArcBest Corp.	5,785	420,917
Argan, Inc.	7,631	382,695
ASGN, Inc.*	4,266	448,698
Astec Industries, Inc.	5,398	404,904
Blue Bird Corp.*	16,265	438,179
Boise Cascade Co.	6,804	453,963
BrightView Holdings, Inc.*	24,132	432,687
CBIZ, Inc.*	12,465	418,699
Clean Harbors, Inc.*	4,843	430,833
Comfort Systems USA, Inc.	5,445	448,450
CoreCivic, Inc.*	44,984	349,526
CRA International, Inc.	5,454	437,738
Crane Co.	4,335	407,750

See notes to financial statements.

Schedule of Investments — IQ Chaikin U.S. Small Cap ETF  (continued)

April 30, 2021
	Shares	Value
Common Stocks (continued)
Industrials (continued)
Curtiss-Wright Corp.	3,433	$439,081
Custom Truck One Source, Inc.*(a)	43,540	446,720
Ducommun, Inc.*	6,785	399,840
Eagle Bulk Shipping, Inc.*(a)	11,271	488,485
Echo Global Logistics, Inc.*	12,961	423,825
EMCOR Group, Inc.	3,630	434,874
Encore Wire Corp.	6,064	452,860
Ennis, Inc.	19,068	395,280
Federal Signal Corp.	10,629	440,359
Franklin Electric Co., Inc.	5,157	419,109
Genco Shipping & Trading Ltd.	40,387	619,537
Gibraltar Industries, Inc.*	4,449	408,685
GrafTech International Ltd.	33,287	423,411
Greenbrier Cos., Inc. (The)(a)	8,621	407,256
Heidrick & Struggles International, Inc.	11,397	482,093
Helios Technologies, Inc.	5,587	403,828
Heritage-Crystal Clean, Inc.*	15,006	430,972
Hillenbrand, Inc.	8,533	418,885
HNI Corp.	10,291	435,721
Hub Group, Inc., Class A*	6,051	397,672
Huron Consulting Group, Inc.*	8,081	454,637
ICF International, Inc.	4,658	424,157
IES Holdings, Inc.*	8,076	426,332
Insperity, Inc.	4,862	425,619
Insteel Industries, Inc.	13,200	503,316
Kelly Services, Inc., Class A*	18,280	457,914
Kforce, Inc.	7,595	425,624
Korn Ferry	6,527	443,118
ManTech International Corp., Class A	4,682	399,609
Marten Transport Ltd.	23,990	401,113
MasTec, Inc.*	4,345	453,444
Matson, Inc.	6,103	398,709
Matthews International Corp., Class A	10,293	425,924
Meritor, Inc.*	13,838	374,041
Miller Industries, Inc.	8,814	379,178
Moog, Inc., Class A	4,896	423,749
MRC Global, Inc.*	45,083	424,682
Mueller Industries, Inc.	9,845	441,745
MYR Group, Inc.*	5,680	442,472
National Presto Industries, Inc.	3,988	410,285
Northwest Pipe Co.*	12,181	405,262
PGT Innovations, Inc.*	16,123	424,519
Powell Industries, Inc.	12,020	423,585
Primoris Services Corp.	12,288	401,326
Radiant Logistics, Inc.*	58,576	391,288
Regal Beloit Corp.	2,853	412,059
Rush Enterprises, Inc., Class A	8,170	403,271
Ryder System, Inc.	5,381	429,619
Saia, Inc.*(a)	1,766	414,127
Schneider National, Inc., Class B	16,304	395,046
Shyft Group, Inc. (The)	10,944	387,636
SPX Corp.*	6,986	423,771
SPX FLOW, Inc.	6,428	428,041
Standex International Corp.	4,260	403,933
Sterling Construction Co., Inc.*	17,548	365,876
Tennant Co.	5,096	402,125
Thermon Group Holdings, Inc.*	20,888	398,961
Timken Co. (The)	5,015	420,608
	Shares	Value
Common Stocks (continued)
Industrials (continued)
Titan Machinery, Inc.*	15,965	$416,846
Transcat, Inc.*	8,295	414,750
TriMas Corp.*	13,427	427,516
Triton International Ltd.	7,403	371,408
TrueBlue, Inc.*	18,488	523,210
UFP Industries, Inc.	5,368	451,127
Universal Logistics Holdings, Inc.	15,473	386,980
Upwork, Inc.*	9,093	418,824
VSE Corp.	10,306	444,704
Werner Enterprises, Inc.	8,631	399,011
Total Industrials		36,773,752
Information Technology — 12.4%
A10 Networks, Inc.*	42,362	367,702
ACI Worldwide, Inc.*	10,699	404,208
ADTRAN, Inc.	24,407	417,116
Amkor Technology, Inc.	17,170	347,177
Belden, Inc.	9,175	397,094
Benchmark Electronics, Inc.	13,166	395,243
Blackbaud, Inc.*	5,727	407,304
BM Technologies, Inc.*	2,941	28,851
Brightcove, Inc.*	20,234	293,798
Cambium Networks Corp.*	8,714	522,840
Cass Information Systems, Inc.	8,798	403,740
ChannelAdvisor Corp.*	17,287	365,620
CommScope Holding Co., Inc.*	26,504	435,991
CommVault Systems, Inc.*	6,312	438,747
Cornerstone OnDemand, Inc.*	9,341	413,479
CSG Systems International, Inc.	9,069	417,083
CTS Corp.	13,107	426,240
CyberOptics Corp.*	15,676	517,151
Daktronics, Inc.*	64,929	400,612
Digi International, Inc.*	21,438	383,097
eGain Corp.*	42,898	421,687
ePlus, Inc.*	4,086	410,071
ExlService Holdings, Inc.*	4,515	417,096
FARO Technologies, Inc.*	4,703	356,699
FormFactor, Inc.*	9,025	353,329
GTY Technology Holdings, Inc.*	63,709	324,916
Hackett Group, Inc. (The)	24,838	413,056
Insight Enterprises, Inc.*	4,266	428,178
Intelligent Systems Corp.*(a)	9,951	381,322
InterDigital, Inc.	6,416	445,399
Iteris, Inc.*	65,981	445,372
J2 Global, Inc.*	3,396	410,916
Kimball Electronics, Inc.*	15,779	363,075
Knowles Corp.*	19,460	406,714
Mitek Systems, Inc.*(a)	27,922	452,616
NeoPhotonics Corp.*	34,067	318,867
NETGEAR, Inc.*(a)	9,905	368,565
NetScout Systems, Inc.*	14,457	378,701
Onto Innovation, Inc.*	6,195	424,481
OSI Systems, Inc.*	4,236	409,071
Perficient, Inc.*	6,933	454,874
Photronics, Inc.*	31,656	402,031
Plexus Corp.*	4,433	409,787
Progress Software Corp.	9,240	403,418
Rambus, Inc.*	20,941	397,460

See notes to financial statements.

Schedule of Investments — IQ Chaikin U.S. Small Cap ETF  (continued)

April 30, 2021
	Shares	Value
Common Stocks (continued)
Information Technology (continued)
Ribbon Communications, Inc.*	49,586	$334,706
Rimini Street, Inc.*	45,385	357,180
Sanmina Corp.*	9,838	401,784
ScanSource, Inc.*	13,593	410,916
SMART Global Holdings, Inc.*(a)	8,846	408,243
Smith Micro Software, Inc.*	73,951	415,605
SPS Commerce, Inc.*	4,099	419,902
Sykes Enterprises, Inc.*	9,236	404,814
Synaptics, Inc.*(a)	3,006	420,449
Teradata Corp.*	10,563	522,552
TTEC Holdings, Inc.	4,053	412,312
TTM Technologies, Inc.*	28,076	421,140
Unisys Corp.*	16,015	384,360
Veeco Instruments, Inc.*(a)	19,629	451,663
VirnetX Holding Corp.(a)	73,088	340,590
Vishay Intertechnology, Inc.	16,906	415,380
Vishay Precision Group, Inc.*	13,213	421,231
Xerox Holdings Corp.	16,774	404,924
Xperi Holding Corp.	18,700	384,285
Total Information Technology		25,512,830
Materials — 4.4%
American Vanguard Corp.	19,946	394,532
Avient Corp.	8,612	437,231
Clearwater Paper Corp.*	10,821	362,071
Commercial Metals Co.	13,200	385,704
Domtar Corp.*	11,018	434,330
Eagle Materials, Inc.*	3,029	418,426
Element Solutions, Inc.	22,258	487,005
Greif, Inc., Class A	7,142	432,162
Hawkins, Inc.	12,145	405,036
HB Fuller Co.	6,471	432,392
Kaiser Aluminum Corp.	3,684	443,812
Louisiana-Pacific Corp.	7,340	483,559
Marrone Bio Innovations, Inc.*	194,786	329,188
Materion Corp.	6,146	435,198
Minerals Technologies, Inc.	5,405	422,347
PQ Group Holdings, Inc.	24,377	341,278
Schnitzer Steel Industries, Inc., Class A	9,742	459,920
Stepan Co.	3,203	418,504
Tredegar Corp.	27,122	396,524
UFP Technologies, Inc.*	8,171	409,040
United States Lime & Minerals, Inc.	3,045	420,758
Verso Corp., Class A	27,903	430,822
Total Materials		9,179,839
Real Estate — 2.3%
Alexander & Baldwin, Inc.	24,247	444,447
American Finance Trust, Inc.	41,456	414,974
CTO Realty Growth, Inc.	7,827	414,831
Forestar Group, Inc.*	17,487	443,121
Industrial Logistics Properties Trust	17,601	436,505
Kennedy-Wilson Holdings, Inc.	20,144	413,959
Marcus & Millichap, Inc.*	12,080	426,666
	Shares	Value
Common Stocks (continued)
Real Estate (continued)
Piedmont Office Realty Trust, Inc., Class A	23,437	$436,397
Plymouth Industrial REIT, Inc.	24,160	450,342
PS Business Parks, Inc.	2,634	427,683
RMR Group, Inc. (The), Class A	9,976	394,850
Total Real Estate		4,703,775
Utilities — 2.1%
ALLETE, Inc.	6,059	426,311
Black Hills Corp.	6,097	420,571
California Water Service Group	7,226	424,528
Consolidated Water Co., Ltd.	30,268	356,254
Middlesex Water Co.	5,152	422,567
Otter Tail Corp.	8,817	416,427
SJW Group	6,463	423,650
South Jersey Industries, Inc.(a)	18,029	446,218
Southwest Gas Holdings, Inc.	5,925	413,091
Unitil Corp.	8,910	513,483
Total Utilities		4,263,100
Total Common Stocks (Cost $185,303,417)		206,474,865
Short-Term Investments — 1.6%
Money Market Funds — 1.6%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(b)(c)	3,075,181	3,075,181
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%(b)	195,030	195,030
Total Short-Term Investments (Cost $3,270,211)		3,270,211
Total Investments — 101.5% (Cost $188,573,628)		209,745,076
Other Assets and Liabilities, Net — (1.5)%		(3,086,030)
Net Assets — 100.0%		$206,659,046

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $13,481,054; total market value of collateral held by the Fund was $14,075,159. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $10,999,978.

(b)
Reflects the 1-day yield at April 30, 2021.

(c)
Represents security purchased with cash collateral received for securities on loan.

See notes to financial statements.

Schedule of Investments — IQ Chaikin U.S. Small Cap ETF  (continued)

April 30, 2021
The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2021. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Common Stocks	$206,446,014	$28,851	$—	$206,474,865
Short-Term Investments:
Money Market Funds	3,270,211	—	—	3,270,211
Total Investments in Securities	$209,716,225	$28,851	$—	$209,745,076

(d)
For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2021, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2).
See notes to financial statements.

Schedule of Investments — IQ Chaikin U.S. Large Cap ETF

April 30, 2021
	Shares	Value
Common Stocks — 99.8%
Communication Services — 9.2%
Activision Blizzard, Inc.	31,256	$2,850,235
Alphabet, Inc., Class A*	1,408	3,313,728
Charter Communications, Inc., Class A*(a)	4,711	3,172,623
Comcast Corp., Class A	53,718	3,016,266
Facebook, Inc., Class A*	9,868	3,207,889
Liberty Broadband Corp., Class C*	19,359	3,150,096
Snap, Inc., Class A*(a)	55,588	3,436,450
Take-Two Interactive Software, Inc.*	16,449	2,884,826
T-Mobile US, Inc.*	23,198	3,065,152
Total Communication Services		28,097,265
Consumer Discretionary — 9.1%
Amazon.com, Inc.*	939	3,255,907
AutoZone, Inc.*	2,070	3,030,728
Dollar General Corp.	14,347	3,081,018
Garmin Ltd.	22,047	3,025,730
Home Depot, Inc. (The)	9,521	3,081,662
NVR, Inc.*	618	3,101,186
O’Reilly Automotive, Inc.*	5,729	3,167,450
Target Corp.	14,675	3,041,541
Tractor Supply Co.	16,416	3,096,058
Total Consumer Discretionary		27,881,280
Consumer Staples — 4.0%
Archer-Daniels-Midland Co.	50,993	3,219,188
Hershey Co. (The)	18,378	3,019,506
PepsiCo, Inc.	20,551	2,962,632
Tyson Foods, Inc., Class A	39,122	3,029,999
Total Consumer Staples		12,231,325
Energy — 1.0%
EOG Resources, Inc.	40,077	2,951,270
Financials — 13.2%
Aflac, Inc.	56,795	3,051,595
Allstate Corp. (The)	25,297	3,207,660
Bank of New York Mellon Corp. (The)	61,466	3,065,924
Berkshire Hathaway, Inc., Class B*	11,377	3,128,106
BlackRock, Inc.	3,854	3,157,582
Charles Schwab Corp. (The)	44,596	3,139,558
Chubb Ltd.	18,400	3,157,256
Markel Corp.*	2,549	2,998,695
Nasdaq, Inc.	19,712	3,184,277
Northern Trust Corp.	27,655	3,147,139
Progressive Corp. (The)	30,401	3,062,597
T Rowe Price Group, Inc.	16,939	3,035,469
Travelers Cos., Inc. (The)	19,326	2,988,959
Total Financials		40,324,817
Health Care — 16.7%
Abbott Laboratories	24,255	2,912,540
AmerisourceBergen Corp.	24,619	2,973,975
Baxter International, Inc.	34,462	2,953,049
Becton Dickinson and Co.	11,953	2,974,026
Cardinal Health, Inc.	47,846	2,887,028
Cigna Corp.	12,024	2,994,096
CVS Health Corp.	38,637	2,951,867
Danaher Corp.	12,913	3,279,127
IDEXX Laboratories, Inc.*	5,939	3,260,452
	Shares	Value
Common Stocks (continued)
Health Care (continued)
Johnson & Johnson	17,687	$2,878,205
McKesson Corp.	14,904	2,795,394
Regeneron Pharmaceuticals, Inc.*	6,143	2,956,626
Stryker Corp.	11,932	3,133,701
Teladoc Health, Inc.*	15,993	2,756,394
UnitedHealth Group, Inc.	7,811	3,115,027
Vertex Pharmaceuticals, Inc.*	13,526	2,951,373
West Pharmaceutical Services, Inc.	10,315	3,388,684
Total Health Care		51,161,564
Industrials — 10.7%
3M Co.	15,087	2,974,251
AMETEK, Inc.	22,757	3,070,602
Caterpillar, Inc.	12,535	2,859,359
Cummins, Inc.	11,217	2,827,133
Deere & Co.	7,770	2,881,504
General Dynamics Corp.	16,010	3,045,582
L3Harris Technologies, Inc.	14,342	3,000,777
Lockheed Martin Corp.	7,866	2,993,485
Northrop Grumman Corp.	8,981	3,183,226
Old Dominion Freight Line, Inc.	12,092	3,117,439
PACCAR, Inc.	31,280	2,811,446
Total Industrials		32,764,804
Information Technology — 26.7%
Accenture PLC, Class A	10,522	3,051,064
Adobe, Inc.*	6,113	3,107,482
Akamai Technologies, Inc.*	28,525	3,100,668
ANSYS, Inc.*	8,559	3,129,684
Arista Networks, Inc.*	9,629	3,034,772
Automatic Data Processing, Inc.	15,423	2,883,947
Broadcom, Inc.	6,270	2,860,374
Cadence Design Systems, Inc.*	21,218	2,795,896
CDW Corp.	17,538	3,127,552
Citrix Systems, Inc.	20,710	2,564,934
Coupa Software, Inc.*	11,422	3,072,975
Dell Technologies, Inc., Class C*	32,973	3,242,235
DocuSign, Inc.*	14,359	3,201,195
Fiserv, Inc.*	24,418	2,933,090
HP, Inc.	91,548	3,122,702
Intel Corp.	45,417	2,612,840
International Business Machines Corp.	21,813	3,094,828
Intuit, Inc.	7,589	3,127,882
Microsoft Corp.	12,327	3,108,623
salesforce.com, Inc.*	13,719	3,159,760
Synopsys, Inc.*	11,732	2,898,508
Texas Instruments, Inc.	15,380	2,776,244
Trade Desk, Inc. (The), Class A*	4,460	3,252,723
Tyler Technologies, Inc.*	6,848	2,909,441
VeriSign, Inc.*	14,624	3,199,292
VMware, Inc., Class A*(a)	19,320	3,107,236
Zscaler, Inc.*(a)	16,932	3,177,120
Total Information Technology		81,653,067
Materials — 2.0%
Corteva, Inc.	62,349	3,040,137
Newmont Corp.	48,227	3,009,847
Total Materials		6,049,984

See notes to financial statements.

Schedule of Investments — IQ Chaikin U.S. Large Cap ETF  (continued)

April 30, 2021
	Shares	Value
Common Stocks (continued)
Real Estate — 5.2%
Crown Castle International Corp.	16,886	$3,192,467
Essex Property Trust, Inc.	10,692	3,106,240
Invitation Homes, Inc.	90,862	3,185,622
Prologis, Inc.	27,422	3,195,486
Sun Communities, Inc.	19,373	3,231,997
Total Real Estate		15,911,812
Utilities — 2.0%
CMS Energy Corp.	47,479	3,057,173
DTE Energy Co.	21,833	3,057,056
Total Utilities		6,114,229
Total Common Stocks
(Cost $269,334,664)		305,141,417
Short-Term Investments — 0.1%
Money Market Funds — 0.1%
Dreyfus Government Cash Management Fund, Institutional Shares, 0.03%(b)(c)	8,956	8,956
Dreyfus Institutional Preferred Government Money Market Fund, Institutional Shares, 0.01%(b)	346,486	346,486

	Shares	Value
Short-Term Investments (continued)
Money Market Funds (continued)
Total Short-Term Investments
(Cost $355,442)		$355,442
Total Investments — 99.9%
(Cost $269,690,106)		305,496,859
Other Assets and Liabilities, Net — 0.1%		110,815
Net Assets — 100.0%		$305,607,674

*
Non-income producing securities.

(a)
All or a portion of the security was on loan. In addition, “Other Assets and Liabilities, Net” may include pending sales that are also on loan. The aggregate market value of securities on loan was $12,634,856; total market value of collateral held by the Fund was $13,590,917. Market value of the collateral held includes non-cash U.S. Treasury securities collateral having a value of  $13,581,961.

(b)
Reflects the 1-day yield at April 30, 2021.

(c)
Represents security purchased with cash collateral received for securities on loan.

The following is a summary of the inputs used to value the Fund’s investments as of April 30, 2021. For more information on the valuation techniques, and their aggregation into the levels used in the table below, please refer to Note 2.
Description	Level 1	Level 2	Level 3	Total
Asset Valuation Inputs
Investments in Securities:(d)
Common Stocks	$305,141,417	$—	$—	$305,141,417
Short-Term Investments:
Money Market Funds	355,442	—	—	355,442
Total Investments in Securities	$305,496,859	$—	$—	$305,496,859

(d)
For a complete listing of investments and their industries, see the Schedule of Investments.

For the year ended April 30, 2021, the Fund did not have any transfers into or out of Level 3 within the fair value hierarchy. (See Note 2).
See notes to financial statements.

Statements of Assets and Liabilities

April 30, 2021
	IQ Hedge Multi-Strategy Tracker ETF	IQ Hedge Macro Tracker ETF	IQ Hedge Market Neutral Tracker ETF	IQ Hedge Long/Short Tracker ETF
Assets
Investments, at value (including securities on loan)(a)	$743,054,696	$4,207,867	$14,076,160	$10,026,553
Investments in affiliates, at value	115,750,647	774,958	4,336,410	15,726
Cash	—	69	323	126
Deposits at broker for swap contracts	570,000	—	—	—
Receivable for investments sold	1,601,049	—	—	—
Due from broker	465,943	4,246	11,284	20,173
Securities lending income receivable	64,057	628	1,943	1,393
Dividend receivable	1	—	—	—
Total Assets	861,506,393	4,987,768	18,426,120	10,063,971
Liabilities
Collateral for investments on loan	62,670,538	705,838	649,503	743,134
Payable for capital shares repurchased	1,600,718	—	—	—
Due to broker	1,305,020	8,048	25,705	35,423
Advisory fees payable	342,866	1,403	5,860	3,257
Trustee fees payable	3,955	20	74	44
Compliance fees payable	261	1	4	1
Accrued expenses and other liabilities	5,734	80	131	87
Total Liabilities	65,929,092	715,390	681,277	781,946
Net Assets	$795,577,301	$4,272,378	$17,744,843	$9,282,025
Composition of Net Assets
Paid-in capital	$819,343,776	$9,333,798	$17,895,284	$9,734,136
Total distributable earnings/(accumulated loss)	(23,766,475)	(5,061,420)	(150,441)	(452,111)
Net Assets	$795,577,301	$4,272,378	$17,744,843	$9,282,025
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	24,850,000	150,000	650,000	350,000
Net Asset Value Per Share	$32.02	$28.48	$27.30	$26.52
Investments, at cost	$715,342,996	$3,858,434	$13,837,780	$9,810,432
Investments in affiliates, at cost	$115,553,324	$766,330	$4,306,862	$15,707
(a)Market value of securities on loan	$98,707,740	$1,148,226	$875,040	$1,391,162
See notes to financial statements.

Statements of Assets and Liabilities  (continued)

April 30, 2021
	IQ Hedge Event-Driven Tracker ETF	IQ Real Return ETF	IQ S&P High Yield Low Volatility Bond ETF	IQ Merger Arbitrage ETF
Assets
Investments, at value (including securities on loan)(a)	$9,758,810	$49,515,459	$105,711,743	$776,455,832
Investments in affiliates, at value	10,964	13,270,626	—	7,225,994
Cash	—	66	—	—
Foreign currency(b)	—	—	—	94,735
Due from broker	3,577	—	—	303,886
Securities lending income receivable	346	3,792	247	2,603
Receivable for investments sold	—	—	7,645,567	2,826,348
Interest receivable	—	—	1,259,972	—
Reclaims receivable	—	—	—	29,252
Dividend receivable	—	—	25	2,305,091
Total Assets	9,773,697	62,789,943	114,617,554	789,243,741
Liabilities
Collateral for investments on loan	280,133	9,545,463	850,100	10,089,260
Due to broker	3,742	—	—	8,385,334
Advisory fees payable	2,895	8,601	34,207	454,481
Trustee fees payable	41	224	547	3,646
Compliance fees payable	3	13	24	185
Payable for investments purchased	—	—	7,509,919	10,179,110
Cash due to custodian	—	—	—	13,847,775
Accrued expenses and other liabilities	98	309	701	5,370
Total Liabilities	286,912	9,554,610	8,395,498	42,965,161
Net Assets	$9,486,785	$53,235,333	$106,222,056	$746,278,580
Composition of Net Assets
Paid-in capital	$9,384,923	$55,220,491	$106,955,346	$857,916,981
Total distributable earnings/(accumulated loss)	101,862	(1,985,158)	(733,290)	(111,638,401)
Net Assets	$9,486,785	$53,235,333	$106,222,056	$746,278,580
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	400,000	1,950,000	4,250,000	22,200,000
Net Asset Value Per Share	$23.72	$27.30	$24.99	$33.62
Investments, at cost	$9,465,618	$49,256,865	$103,704,606	$736,598,260
Investments in affiliates, at cost	$10,948	$13,392,044	$—	$7,222,366
(a)Market value of securities on loan	$271,619	$14,796,180	$1,475,075	$13,546,738
(b)Cost of foreign currency	$—	$—	$—	$94,733
See notes to financial statements.

Statements of Assets and Liabilities  (continued)

April 30, 2021
	IQ Global Resources ETF	IQ U.S. Real Estate Small Cap ETF	IQ 500 International ETF	IQ 50 Percent Hedged FTSE International ETF
Assets
Investments, at value (including securities on loan)(a)	$19,394,891	$52,969,761	$252,849,761	$319,041,643
Investments in affiliates, at value	965,609	—	—	—
Cash	—	21,802	—	—
Foreign currency(b)	—	—	125,576	150,337
Deposits at broker for swap contracts	28	—	—	—
Reclaims receivable	58,033	—	260,225	650,003
Dividend receivable	25,465	34,919	1,078,496	1,055,805
Due from broker	410	—	—	—
Securities lending income receivable	332	478	11,418	2,598
Receivable for investments sold	—	—	640	2,054,202
Due from advisor	—	—	—	40,359
Unrealized appreciation on forward foreign currency contracts	—	—	—	40,163
Total Assets	20,444,768	53,026,960	254,326,116	323,035,110
Liabilities
Collateral for investments on loan	251,875	688,938	9,927,426	9,425,880
Due to broker	159,382	—	—	—
Advisory fees payable	12,247	28,466	49,701	89,270
Foreign currency due to custodian(b)	483	—	—	—
Trustee fees payable	99	204	1,101	1,517
Compliance fees payable	5	11	34	92
Payable for investments purchased	1	—	21	153,696
Cash due to custodian	—	—	—	383,577
Unrealized depreciation on forward foreign currency contracts	—	—	—	2,589,582
Accrued expenses and other liabilities	167	205	11,709	3,741
Total Liabilities	424,259	717,824	9,989,992	12,647,355
Net Assets	$20,020,509	$52,309,136	$244,336,124	$310,387,755
Composition of Net Assets
Paid-in capital	$80,231,277	$58,789,478	$219,771,237	$295,665,403
Total distributable earnings/(accumulated loss)	(60,210,768)	(6,480,342)	24,564,887	14,722,352
Net Assets	$20,020,509	$52,309,136	$244,336,124	$310,387,755
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	700,000	2,050,000	7,500,000	12,750,000
Net Asset Value Per Share	$28.60	$25.52	$32.58	$24.34
Investments, at cost	$16,356,013	$50,443,372	$226,735,100	$286,842,514
Investments in affiliates, at cost	$968,784	$—	$—	$—
(a)Market value of securities on loan	$523,321	$3,946,070	$12,119,424	$12,045,010
(b)Cost of foreign currency	$(482)	$—	$125,840	$149,950
See notes to financial statements.

Statements of Assets and Liabilities  (continued)

April 30, 2021
	IQ Healthy Hearts ETF	IQ Candriam ESG International Equity ETF	IQ Candriam ESG U.S. Equity ETF	IQ Chaikin U.S. Small Cap ETF
Assets
Investments, at value (including securities on loan)(a)	$6,606,984	$188,847,235	$410,386,061	$209,745,076
Foreign currency(b)	156	11,682	—	—
Dividend receivable	4,541	610,053	353,929	50,953
Reclaims receivable	3,939	159,416	—	—
Receivable for investments sold	238	105	—	—
Securities lending income receivable	6	653	663	2,567
Due from advisor	—	1,466	3,577	—
Total Assets	6,615,864	189,630,610	410,744,230	209,798,596
Liabilities
Collateral for investments on loan	53,815	2,624,267	8,790	3,075,181
Advisory fees payable	2,270	22,114	29,863	61,550
Payable for investments purchased	239	31,813	—	—
Trustee fees payable	26	712	1,698	1,036
Compliance fees payable	1	37	83	27
Cash due to custodian	—	—	74	1,192
Accrued expenses and other liabilities	69	563	1,405	564
Total Liabilities	56,420	2,679,506	41,913	3,139,550
Net Assets	$6,559,444	$186,951,104	$410,702,317	$206,659,046
Composition of Net Assets
Paid-in capital	$6,298,900	$156,901,120	$345,089,666	$262,566,814
Total distributable earnings/(accumulated loss)	260,544	30,049,984	65,612,651	(55,907,768)
Net Assets	$6,559,444	$186,951,104	$410,702,317	$206,659,046
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	250,000	6,400,000	11,550,000	5,900,000
Net Asset Value Per Share	$26.24	$29.21	$35.56	$35.03
Investments, at cost	$6,324,038	$159,562,665	$344,231,253	$188,573,628
(a)Market value of securities on loan	$31,597	$3,469,490	$9,017,258	$13,481,054
(b)Cost of foreign currency	$156	$11,676	$—	$—
See notes to financial statements.

Statements of Assets and Liabilities  (continued)

April 30, 2021
IQ Chaikin U.S. Large Cap ETF
Assets
Investments, at value (including securities on loan)(a)	$305,496,859
Dividend receivable	186,703
Securities lending income receivable	1,069
Total Assets	305,684,631
Liabilities
Advisory fees payable	65,378
Collateral for investments on loan	8,956
Trustee fees payable	1,542
Compliance fees payable	45
Accrued expenses and other liabilities	1,036
Total Liabilities	76,957
Net Assets	$305,607,674
Composition of Net Assets
Paid-in capital	$337,463,607
Total distributable earnings/(accumulated loss)	(31,855,933)
Net Assets	$305,607,674
NET ASSET VALUE PER SHARE
Shares Outstanding (no par value, unlimited shares authorized)	9,400,000
Net Asset Value Per Share	$32.51
Investments, at cost	$269,690,106
(a)Market value of securities on loan	$12,634,856
See notes to financial statements.

Statements of Operations

For the year ended April 30, 2021
	IQ Hedge Multi-Strategy Tracker ETF	IQ Hedge Macro Tracker ETF	IQ Hedge Market Neutral Tracker ETF	IQ Hedge Long/Short Tracker ETF
Investment Income
Dividend income*	$12,507,829	$56,103	$285,291	$234,052
Dividend income from affiliates	1,152,112	6,579	27,670	3,217
Securities lending income, net of borrower rebates	916,588	5,519	25,932	10,817
Total investment income	14,576,529	68,201	338,893	248,086
Expenses
Advisory fees (See Note 3)	5,774,948	31,216	132,640	84,252
Trustee fees	43,573	242	986	655
Legal fees	38,515	205	869	527
Compliance fees	2,210	12	48	32
Miscellaneous	1,148	57	57	56
Total expenses	5,860,394	31,732	134,600	85,522
Waivers/Reimbursement (See Note 3)	(1,693,984)	(14,568)	(61,898)	(39,186)
Net expenses	4,166,410	17,164	72,702	46,336
Net investment income	10,410,119	51,037	266,191	201,750
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	29,236,878	216,424	71,101	156,097
Investment in affiliates	(338,597)	(1,099)	(365)	210
In-Kind redemptions	31,786,276	—	1,063,480	2,246,075
Affiliates in-kind redemptions	1,229,159	—	12,795	1,921
Swap transactions	(14,767,188)	(67,391)	(319,930)	(136,495)
Distributions by other investment companies	171,582	717	4,971	1,205
Distributions by other investment companies in affiliates	561,469	3,528	13,197	1,801
Net realized gain (loss)	47,879,579	152,179	845,249	2,270,814
Net change in net unrealized appreciation (depreciation) on:
Investment securities	25,762,773	346,341	382,089	(45,528)
Investment in affiliates	(873,165)	2,401	(5,586)	(5,510)
Net change in net unrealized appreciation (depreciation)	24,889,608	348,742	376,503	(51,038)
Net realized and unrealized gain (loss)	72,769,187	500,921	1,221,752	2,219,776
Net Increase (Decrease) in Net Assets Resulting from Operations	$83,179,306	$551,958	$1,487,943	$2,421,526
*Net of foreign taxes withheld of:	$—	$62	$—	$—
See notes to financial statements.

Statements of Operations  (continued)

For the year ended April 30, 2021
	IQ Hedge Event-Driven Tracker ETF	IQ Real Return ETF	IQ S&P High Yield Low Volatility Bond ETF	IQ Merger Arbitrage ETF
Investment Income
Dividend income*	$185,554	$190,684	$255	$11,774,311
Dividend income from affiliates	21	147,173	—	29,885
Interest income	—	—	4,125,683	—
Securities lending income, net of borrower rebates	5,501	61,714	2,622	432,949
Total investment income	191,076	399,571	4,128,560	12,237,145
Expenses
Advisory fees (See Note 3)	54,959	248,708	400,716	5,409,284
Trustee fees	416	2,893	5,688	40,653
Legal fees	386	2,496	4,252	34,882
Compliance fees	21	144	273	2,010
Miscellaneous	57	372	402	4,233
Total expenses	55,839	254,613	411,331	5,491,062
Waivers/Reimbursement (See Note 3)	(25,527)	(145,079)	(10,600)	—
Net expenses	30,312	109,534	400,731	5,491,062
Net investment income	160,764	290,037	3,727,829	6,746,083
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(50,595)	233,729	1,211,556	18,608,731
Investment in affiliates	—	(4,655)	—	37,884
In-Kind redemptions	596,906	—	248,819	97,185,804
Affiliates in-kind redemptions	20	—	—	7,924
Swap transactions	(4,992)	—	—	(177,670,573)
Distributions by other investment companies	1	18,542	—	—
Distributions by other investment companies in affiliates	6	59,425	—	10,350
Foreign currency transactions	—	—	—	(548,733)
Net realized gain (loss)	541,346	307,041	1,460,375	(62,368,613)
Net change in net unrealized appreciation (depreciation) on:
Investment securities	556,045	550,512	2,569,537	117,530,449
Investment in affiliates	16	45,752	—	(13,376)
Foreign currency translations	—	—	—	114,836
Net change in net unrealized appreciation (depreciation)	556,061	596,264	2,569,537	117,631,909
Net realized and unrealized gain (loss)	1,097,407	903,305	4,029,912	55,263,296
Net Increase (Decrease) in Net Assets Resulting from Operations	$1,258,171	$1,193,342	$7,757,741	$62,009,379
*Net of foreign taxes withheld of:	$—	$—	$—	$156,464
See notes to financial statements.

Statements of Operations  (continued)

For the year ended April 30, 2021
	IQ Global Resources ETF	IQ U.S. Real Estate Small Cap ETF	IQ 500 International ETF	IQ 50 Percent Hedged FTSE International ETF
Investment Income
Dividend income*	$754,423	$1,001,670	$7,264,795	$7,245,430
Dividend income from affiliates	12,538	—	—	—
Securities lending income, net of borrower rebates	3,203	4,587	141,004	34,844
Total investment income	770,164	1,006,257	7,405,799	7,280,274
Expenses
Advisory fees (See Note 3)	166,784	294,480	594,716	977,173
Trustee fees	1,242	2,254	13,332	15,739
Legal fees	993	2,014	11,014	11,377
Compliance fees	72	116	631	787
Miscellaneous	57	57	57	659
Total expenses	169,148	298,921	619,750	1,005,735
Waivers/Reimbursement (See Note 3)	—	—	(24,997)	(447,510)
Net expenses	169,148	298,921	594,753	558,225
Net investment income	601,016	707,336	6,811,046	6,722,049
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(1,496,923)	(2,237,842)	(3,224,478)	(8,168,690)
Investment in affiliates	(1,097)	—	—	—
In-Kind redemptions	1,467,694	(910,187)	12,471,295	4,090,632
Affiliates in-kind redemptions	6,738	—	—	—
Swap transactions	(1,658,568)	—	—	—
Distributions by other investment companies in affiliates	4,584	—	—	—
Forward foreign currency contracts	—	—	—	(6,296,349)
Foreign currency transactions	1,874	—	10,138	(43,026)
Net realized gain (loss)	(1,675,698)	(3,148,029)	9,256,955	(10,417,433)
Net change in net unrealized appreciation (depreciation) on:
Investment securities	6,766,344	21,157,244	80,945,329	94,228,728
Investment in affiliates	(439)	—	—	—
Forward foreign currency contracts	—	—	—	(1,563,862)
Foreign currency translations	6,865	—	10,799	36,037
Net change in net unrealized appreciation (depreciation)	6,772,770	21,157,244	80,956,128	92,700,903
Net realized and unrealized gain (loss)	5,097,072	18,009,215	90,213,083	82,283,470
Net Increase (Decrease) in Net Assets Resulting from Operations	$5,698,088	$18,716,551	$97,024,129	$89,005,519
*Net of foreign taxes withheld of:	$50,191	$—	$742,586	$701,511
See notes to financial statements.

Statements of Operations  (continued)

For the year ended April 30, 2021
	IQ Healthy Hearts ETF**	IQ Candriam ESG International Equity ETF	IQ Candriam ESG U.S. Equity ETF	IQ Chaikin U.S. Small Cap ETF
Investment Income
Dividend income*	$42,393	$3,088,241	$3,229,217	$2,330,349
Securities lending income, net of borrower rebates	13	9,363	8,515	128,149
Total investment income	42,406	3,097,604	3,237,732	2,458,498
Expenses
Advisory fees (See Note 3)	8,062	181,840	202,743	525,573
Trustee fees	101	6,801	12,391	8,392
Legal fees	69	5,295	8,718	6,486
Compliance fees	4	330	598	387
Miscellaneous	57	40	30	57
Total expenses	8,293	194,306	224,480	540,895
Waivers/Reimbursement (See Note 3)	(231)	(12,439)	(21,676)	(15,291)
Net expenses	8,062	181,867	202,804	525,604
Net investment income	34,344	2,915,737	3,034,928	1,932,894
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	(34,955)	(96,311)	(979,455)	3,563,959
In-Kind redemptions	65,667	8,660,476	11,133,417	64,508,065
Foreign currency transactions	(297)	(43,055)	—	—
Net realized gain (loss)	30,415	8,521,110	10,153,962	68,072,024
Net change in net unrealized appreciation (depreciation) on:
Investment securities	282,946	29,625,296	66,417,860	17,445,976
Foreign currency translations	74	4,265	—	—
Net change in net unrealized appreciation (depreciation)	283,020	29,629,561	66,417,860	17,445,976
Net realized and unrealized gain (loss)	313,435	38,150,671	76,571,822	85,518,000
Net Increase (Decrease) in Net Assets Resulting from Operations	$347,779	$41,066,408	$79,606,750	$87,450,894
*Net of foreign taxes withheld of:	$4,274	$323,813	$3	$2,582
** Commencement of operations January 14, 2021.
See notes to financial statements.

Statements of Operations  (continued)

For the year ended April 30, 2021
IQ Chaikin U.S. Large Cap ETF
Investment Income
Dividend income	$4,447,287
Securities lending income, net of borrower rebates	5,182
Total investment income	4,452,469
Expenses
Advisory fees (See Note 3)	664,355
Trustee fees	14,845
Legal fees	12,061
Compliance fees	683
Miscellaneous	57
Total expenses	692,001
Waivers/Reimbursement (See Note 3)	(27,601)
Net expenses	664,400
Net investment income	3,788,069
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investment securities	7,885,689
In-Kind redemptions	71,313,516
Net realized gain (loss)	79,199,205
Net change in net unrealized appreciation (depreciation) on:
Investment securities	25,070,548
Net change in net unrealized appreciation (depreciation)	25,070,548
Net realized and unrealized gain (loss)	104,269,753
Net Increase (Decrease) in Net Assets Resulting from Operations	$108,057,822

See notes to financial statements.

Statements of Changes in Net Assets

	IQ Hedge Multi-Strategy Tracker ETF		IQ Hedge Macro Tracker ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2021	2020	2021	2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$10,410,119	$20,842,057	$51,037	$100,870
Net realized gain (loss)	47,879,579	(16,734,225)	152,179	(80,989)
Net change in net unrealized appreciation (depreciation)	24,889,608	(12,595,811)	348,742	(44,333)
Net increase (decrease) in net assets resulting from operations	83,179,306	(8,487,979)	551,958	(24,452)
Distributions to Shareholders	(15,953,112)	(16,163,950)	(106,851)	(54,164)
Capital Share Transactions
Proceeds from shares created	369,110,615	108,741,902	—	—
Cost of shares redeemed	(380,419,895)	(337,851,658)	—	(1,345,577)
Net increase (decrease) from capital share transactions	(11,309,280)	(229,109,756)	—	(1,345,577)
Total increase (decrease) in net assets	55,916,914	(253,761,685)	445,107	(1,424,193)
Net Assets
Beginning of year	739,660,387	993,422,072	3,827,271	5,251,464
End of year	$795,577,301	$739,660,387	$4,272,378	$3,827,271
Changes in Shares Outstanding
Shares outstanding, beginning of year	25,150,000	32,800,000	150,000	200,000
Shares created	11,800,000	3,600,000	—	—
Shares redeemed	(12,100,000)	(11,250,000)	—	(50,000)
Shares outstanding, end of year	24,850,000	25,150,000	150,000	150,000
See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Hedge Market Neutral Tracker ETF		IQ Hedge Long/Short Tracker ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2021	2020	2021	2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$266,191	$350,179	$201,750	$166,866
Net realized gain (loss)	845,249	13,206	2,270,814	(352,670)
Net change in net unrealized appreciation (depreciation)	376,503	(336,826)	(51,038)	163,059
Net increase (decrease) in net assets resulting from operations	1,487,943	26,559	2,421,526	(22,745)
Distributions to Shareholders	(341,520)	(239,729)	(181,041)	(123,690)
Capital Share Transactions
Proceeds from shares created	12,150,236	5,068,994	13,498,911	8,803,502
Cost of shares redeemed	(13,508,262)	(2,639,984)	(17,156,549)	(4,417,086)
Net increase (decrease) from capital share transactions	(1,358,026)	2,429,010	(3,657,638)	4,386,416
Total increase (decrease) in net assets	(211,603)	2,215,840	(1,417,153)	4,239,981
Net Assets
Beginning of year	17,956,446	15,740,606	10,699,178	6,459,197
End of year	$17,744,843	$17,956,446	$9,282,025	$10,699,178
Changes in Shares Outstanding
Shares outstanding, beginning of year	700,000	600,000	500,000	300,000
Shares created	450,000	200,000	550,000	400,000
Shares redeemed	(500,000)	(100,000)	(700,000)	(200,000)
Shares outstanding, end of year	650,000	700,000	350,000	500,000
See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Hedge Event-Driven Tracker ETF		IQ Real Return ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2021	2020	2021	2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$160,764	$201,009	$290,037	$1,075,218
Net realized gain (loss)	541,346	(129,344)	307,041	(500,329)
Net change in net unrealized appreciation (depreciation)	556,061	(341,340)	596,264	(1,143,699)
Net increase (decrease) in net assets resulting from operations	1,258,171	(269,675)	1,193,342	(568,810)
Distributions to Shareholders	(209,892)	(157,392)	(511,575)	(1,185,760)
Capital Share Transactions
Proceeds from shares created	8,147,454	8,619,767	1,365,759	—
Cost of shares redeemed	(8,062,646)	(4,091,994)	—	(4,103,526)
Net increase (decrease) from capital share transactions	84,808	4,527,773	1,365,759	(4,103,526)
Total increase (decrease) in net assets	1,133,087	4,100,706	2,047,526	(5,858,096)
Net Assets
Beginning of year	8,353,698	4,252,992	51,187,807	57,045,903
End of year	$9,486,785	$8,353,698	$53,235,333	$51,187,807
Changes in Shares Outstanding
Shares outstanding, beginning of year	400,000	200,000	1,900,000	2,050,000
Shares created	350,000	400,000	50,000	—
Shares redeemed	(350,000)	(200,000)	—	(150,000)
Shares outstanding, end of year	400,000	400,000	1,950,000	1,900,000
See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ S&P High Yield Low Volatility Bond ETF		IQ Merger Arbitrage ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2021	2020	2021	2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,727,829	$2,548,294	$6,746,083	$3,872,200
Net realized gain (loss)	1,460,375	(2,350,176)	(62,368,613)	82,702,816
Net change in net unrealized appreciation (depreciation)	2,569,537	(1,115,683)	117,631,909	(95,293,870)
Net increase (decrease) in net assets resulting from operations	7,757,741	(917,565)	62,009,379	(8,718,854)
Distributions to Shareholders	(3,749,100)	(2,787,812)	(16,966,679)	—
Capital Share Transactions
Proceeds from shares created	55,988,259	16,228,614	452,464,996	778,842,132
Cost of shares redeemed	(5,069,562)	(26,854,263)	(474,810,890)	(1,032,341,051)
Net increase (decrease) from capital share transactions	50,918,697	(10,625,649)	(22,345,894)	(253,498,919)
Total increase (decrease) in net assets	54,927,338	(14,331,026)	22,696,806	(262,217,773)
Net Assets
Beginning of year	51,294,718	65,625,744	723,581,774	985,799,547
End of year	$106,222,056	$51,294,718	$746,278,580	$723,581,774
Changes in Shares Outstanding
Shares outstanding, beginning of year	2,150,000	2,650,000	22,950,000	31,300,000
Shares created	2,300,000	650,000	13,500,000	23,900,000
Shares redeemed	(200,000)	(1,150,000)	(14,250,000)	(32,250,000)
Shares outstanding, end of year	4,250,000	2,150,000	22,200,000	22,950,000
See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Global Resources ETF		IQ U.S. Real Estate Small Cap ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2021	2020	2021	2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$601,016	$2,749,818	$707,336	$1,707,060
Net realized gain (loss)	(1,675,698)	1,836,863	(3,148,029)	(2,621,227)
Net change in net unrealized appreciation (depreciation)	6,772,770	(5,664,345)	21,157,244	(15,279,064)
Net increase (decrease) in net assets resulting from operations	5,698,088	(1,077,664)	18,716,551	(16,193,231)
Distributions to Shareholders	(2,041,648)	(2,539,080)	(662,106)	(1,633,256)
Distributions to Shareholders from Return of Capital	—	—	(1,029,743)	(1,775,536)
Total distributions to shareholders	(2,041,648)	(2,539,080)	(1,691,849)	(3,408,792)
Capital Share Transactions
Proceeds from shares created	—	1,340,878	3,041,462	3,688,926
Cost of shares redeemed	(6,584,287)	(150,087,715)	(8,459,347)	(14,999,579)
Net increase (decrease) from capital share transactions	(6,584,287)	(148,746,837)	(5,417,885)	(11,310,653)
Total increase (decrease) in net assets	(2,927,847)	(152,363,581)	11,606,817	(30,912,676)
Net Assets
Beginning of year	22,948,356	175,311,937	40,702,319	71,614,995
End of year	$20,020,509	$22,948,356	$52,309,136	$40,702,319
Changes in Shares Outstanding
Shares outstanding, beginning of year	950,000	6,500,000	2,350,000	2,850,000
Shares created	—	50,000	150,000	150,000
Shares redeemed	(250,000)	(5,600,000)	(450,000)	(650,000)
Shares outstanding, end of year	700,000	950,000	2,050,000	2,350,000
See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ 500 International ETF		IQ 50 Percent Hedged FTSE International ETF
	For the Year Ended April 30,		For the Year Ended April 30,
	2021	2020	2021	2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$6,811,046	$4,213,636	$6,722,049	$7,283,615
Net realized gain (loss)	9,256,955	4,809,844	(10,417,433)	(3,622,654)
Net change in net unrealized appreciation (depreciation)	80,956,128	(60,097,774)	92,700,903	(43,441,569)
Net increase (decrease) in net assets resulting from operations	97,024,129	(51,074,294)	89,005,519	(39,780,608)
Distributions to Shareholders	(5,907,221)	(3,080,969)	(6,183,285)	(7,874,573)
Capital Share Transactions
Proceeds from shares created	—	284,884,301	22,964,165	134,725,957
Cost of shares redeemed	(65,232,048)	(97,952,352)	(44,973,441)	(118,574,884)
Net increase (decrease) from capital share transactions	(65,232,048)	186,931,949	(22,009,276)	16,151,073
Total increase (decrease) in net assets	25,884,860	132,776,686	60,812,958	(31,504,108)
Net Assets
Beginning of year	218,451,264	85,674,578	249,574,797	281,078,905
End of year	$244,336,124	$218,451,264	$310,387,755	$249,574,797
Changes in Shares Outstanding
Shares outstanding, beginning of year	9,800,000	3,100,000	13,850,000	13,650,000
Shares created	—	10,350,000	1,150,000	6,400,000
Shares redeemed	(2,300,000)	(3,650,000)	(2,250,000)	(6,200,000)
Shares outstanding, end of year	7,500,000	9,800,000	12,750,000	13,850,000
See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Healthy Hearts ETF	IQ Candriam ESG International Equity ETF
	For the Period January 14, 2021* to April 30, 2021	For the Year Ended April 30, 2021	For the Period December 17, 2019* to April 30, 2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$34,344	$2,915,737	$142,981
Net realized gain (loss)	30,415	8,521,110	(47,615)
Net change in net unrealized appreciation (depreciation)	283,020	29,629,561	(340,084)
Net increase (decrease) in net assets resulting from operations	347,779	41,066,408	(244,718)
Distributions to Shareholders	(21,568)	(2,032,608)	(50,904)
Capital Share Transactions
Proceeds from shares created	7,491,647	136,458,862	46,491,761
Cost of shares redeemed	(1,258,414)	(34,737,697)	—
Net increase (decrease) from capital share transactions	6,233,233	101,721,165	46,491,761
Total increase (decrease) in net assets	6,559,444	140,754,965	46,196,139
Net Assets
Beginning of period	—	46,196,139	—
End of period	$6,559,444	$186,951,104	$46,196,139
Changes in Shares Outstanding
Shares outstanding, beginning of period	—	2,200,000	—
Shares created	300,000	5,550,000	2,200,000
Shares redeemed	(50,000)	(1,350,000)	—
Shares outstanding, end of period	250,000	6,400,000	2,200,000

*
Commencement of operations.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Candriam ESG U.S. Equity ETF		IQ Chaikin U.S. Small Cap ETF
	For the Year Ended	For the Period December 17, 2019*	For the Year Ended April 30,
	April 30, 2021	to April 30, 2020	2021	2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,034,928	$39,607	$1,932,894	$2,395,386
Net realized gain (loss)	10,153,962	54,203	68,072,024	(38,685,566)
Net change in net unrealized appreciation (depreciation)	66,417,860	(263,052)	17,445,976	5,130,703
Net increase (decrease) in net assets resulting from operations	79,606,750	(169,242)	87,450,894	(31,159,477)
Distributions to Shareholders	(2,588,974)	(30,853)	(1,965,356)	(2,340,043)
Capital Share Transactions
Proceeds from shares created	382,934,271	10,070,844	153,825,587	4,615,525
Cost of shares redeemed	(55,283,477)	(3,837,002)	(135,760,327)	(216,562,479)
Net increase (decrease) from capital share transactions	327,650,794	6,233,842	18,065,260	(211,946,954)
Total increase (decrease) in net assets	404,668,570	6,033,747	103,550,798	(245,446,474)
Net Assets
Beginning of period	6,033,747	—	103,108,248	348,554,722
End of period	$410,702,317	$6,033,747	$206,659,046	$103,108,248
Changes in Shares Outstanding
Shares outstanding, beginning of period	250,000	—	5,150,000	13,550,000
Shares created	13,050,000	400,000	4,850,000	200,000
Shares redeemed	(1,750,000)	(150,000)	(4,100,000)	(8,600,000)
Shares outstanding, end of period	11,550,000	250,000	5,900,000	5,150,000

*
Commencement of operations.

See notes to financial statements.

Statements of Changes in Net Assets (continued)

	IQ Chaikin U.S. Large Cap ETF
	For the Year Ended April 30,
	2021	2020
Increase (Decrease) in Net Assets from Operations
Net investment income	$3,788,069	$6,114,254
Net realized gain (loss)	79,199,205	(43,036,686)
Net change in net unrealized appreciation (depreciation)	25,070,548	18,023,957
Net increase (decrease) in net assets resulting from operations	108,057,822	(18,898,475)
Distributions to Shareholders	(4,106,799)	(6,034,101)
Capital Share Transactions
Proceeds from shares created	187,813,882	168,898,124
Cost of shares redeemed	(206,787,024)	(201,747,345)
Net increase (decrease) from capital share transactions	(18,973,142)	(32,849,221)
Total increase (decrease) in net assets	84,977,881	(57,781,797)
Net Assets
Beginning of period	220,629,793	278,411,590
End of period	$305,607,674	$220,629,793
Changes in Shares Outstanding
Shares outstanding, beginning of period	10,050,000	11,250,000
Shares created	6,100,000	6,800,000
Shares redeemed	(6,750,000)	(8,000,000)
Shares outstanding, end of period	9,400,000	10,050,000
See notes to financial statements.

Financial Highlights

Selected Data for a Share of Capital Stock Outstanding
	IQ Hedge Multi-Strategy Tracker ETF
	For the Year Ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$29.41	$30.29	$30.39	$29.15	$29.03
Income from Investment Operations
Net investment income(a)(b)	0.42	0.75	0.72	0.56	0.50
Net realized and unrealized gain (loss)	2.79	(1.04)	(0.27)	0.68	(0.38)
Distributions of net realized gains from investments in other investment companies	0.03	0.00(c)	—	0.00(c)	0.00(c)
Net increase (decrease) in net assets resulting from investment operations	3.24	(0.29)	0.45	1.24	0.12
Distributions from:
Net investment income	(0.63)	(0.59)	(0.55)	—	(0.00)(d)
Net asset value, end of year	$32.02	$29.41	$30.29	$30.39	$29.15
Market price, end of year	$32.01	$29.34	$30.28	$30.38	$29.15
Total Return
Total investment return based on net asset value(e)	11.01%	(1.04)%	1.56%	4.24%	0.42%
Total investment return based on market price(f)	11.26%	(1.26)%	1.56%	4.22%	0.31%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$795,577	$739,660	$993,422	$1,124,278	$1,062,579
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.54%	0.54%	0.54%	0.64%	0.76%
Expenses excluding waivers/reimbursements(g)	0.76%	0.76%	0.76%	0.76%	0.76%
Net investment income (loss)(b)	1.35%	2.49%	2.40%	1.87%	1.72%
Portfolio turnover rate(h)	163%	166%	137%	164%	285%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Less than $0.005 per share.

(d)
Greater than $(0.005) per share.

(e)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(f)
The market price returns are calculated using the mean between the last bid and ask prices.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights  (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Hedge Macro Tracker ETF
	For the Year Ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$25.52	$26.26	$26.35	$25.46	$24.66
Income from Investment Operations
Net investment income(a)(b)	0.34	0.56	0.44	0.39	0.37
Net realized and unrealized gain (loss)	3.30	(0.94)	(0.25)	0.50	0.43
Distributions of net realized gains from investments in other investment companies	0.03	—	—	0.00(c)	0.00(c)
Net increase (decrease) in net assets resulting from investment operations	3.67	(0.38)	0.19	0.89	0.80
Distributions from:
Net investment income	(0.71)	(0.36)	(0.28)	—	—
Net asset value, end of year	$28.48	$25.52	$26.26	$26.35	$25.46
Market price, end of year	$28.48	$25.36	$26.24	$26.34	$25.44
Total Return
Total investment return based on net asset value(d)	14.44%	(1.51)%	0.77%	3.50%	3.25%
Total investment return based on market price(e)	15.13%	(2.04)%	0.74%	3.54%	2.58%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$4,272	$3,827	$5,251	$6,588	$6,365
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	0.41%	0.54%	0.76%	0.75%	0.76%
Expenses excluding waivers/reimbursements(f)	0.76%	0.76%	0.76%	0.75%	0.76%
Net investment income (loss)(b)	1.23%	2.13%	1.70%	1.47%	1.50%
Portfolio turnover rate(g)	104%	104%	82%	152%	68%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Less than $0.005 per share.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights  (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Hedge Market Neutral Tracker ETF
	For the Year Ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$25.65	$26.23	$25.58	$25.25	$25.49
Income from Investment Operations
Net investment income(a)(b)	0.40	0.62	0.55	0.41	0.36
Net realized and unrealized gain (loss)	1.79	(0.76)	0.10	(0.08)	(0.25)
Distributions of net realized gains from investments in other investment companies	0.03	—	—	—	0.00(c)
Net increase (decrease) in net assets resulting from investment operations	2.22	(0.14)	0.65	0.33	0.11
Distributions from:
Net investment income	(0.57)	(0.44)	—	—	(0.35)
Net asset value, end of year	$27.30	$25.65	$26.23	$25.58	$25.25
Market price, end of year	$27.30	$25.63	$26.23	$25.58	$25.25
Total Return
Total investment return based on net asset value(d)	8.65%	(0.62)%	2.56%	1.29%	0.44%
Total investment return based on market price(e)	8.74%	(0.69)%	2.54%	1.31%	0.67%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$17,745	$17,956	$15,741	$12,790	$11,364
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	0.41%	0.53%	0.76%	0.76%	0.76%
Expenses excluding waivers/reimbursements(f)	0.76%	0.76%	0.76%	0.76%	0.76%
Net investment income (loss)(b)	1.51%	2.36%	2.15%	1.61%	1.40%
Portfolio turnover rate(g)	116%	77%	107%	165%	99%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Less than $0.005 per share.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights  (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Hedge Long/Short Tracker ETF
	For the Year Ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$21.40	$21.53	$21.91	$20.36	$18.88
Income from Investment Operations
Net investment income(a)(b)	0.44	0.51	0.44	0.41	0.35
Net realized and unrealized gain (loss)	5.19	(0.29)	0.13	1.22	1.19
Distributions of net realized gains from investments in other investment companies	0.01	—	—	0.00(c)	0.00(c)
Net increase (decrease) in net assets resulting from investment operations	5.64	0.22	0.57	1.63	1.54
Distributions from:
Net investment income	(0.52)	(0.35)	(0.95)	(0.08)	(0.06)
Net asset value, end of year	$26.52	$21.40	$21.53	$21.91	$20.36
Market price, end of year	$26.53	$21.52	$21.54	$21.93	$20.34
Total Return
Total investment return based on net asset value(d)	26.42%	0.93%	3.07%	8.02%	8.18%
Total investment return based on market price(e)	25.76%	1.46%	2.91%	8.23%	8.98%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$9,282	$10,699	$6,459	$8,764	$4,072
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	0.41%	0.51%	0.76%	0.76%	0.77%
Expenses excluding waivers/reimbursements(f)	0.76%	0.76%	0.76%	0.76%	0.77%
Net investment income (loss)(b)	1.80%	2.35%	2.06%	1.89%	1.78%
Portfolio turnover rate(g)	156%	136%	95%	77%	147%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Less than $0.005 per share.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights  (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Hedge Event-Driven Tracker ETF
	For the Year Ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$20.88	$21.26	$20.93	$20.59	$19.40
Income from Investment Operations
Net investment income(a)(b)	0.50	0.73	0.74	0.55	0.56
Net realized and unrealized gain (loss)	3.39	(0.66)	0.46	0.26	1.09
Distributions of net realized gains from investments in other investment companies	0.00(c)	—	—	—	0.00(c)
Net increase (decrease) in net assets resulting from investment operations	3.89	0.07	1.20	0.81	1.65
Distributions from:
Net investment income	(1.05)	(0.45)	(0.87)	(0.47)	(0.46)
Net asset value, end of year	$23.72	$20.88	$21.26	$20.93	$20.59
Market price, end of year	$23.73	$20.86	$21.27	$20.93	$20.59
Total Return
Total investment return based on net asset value(d)	18.65%	0.25%	6.12%	3.93%	8.58%
Total investment return based on market price(e)	18.86%	0.11%	6.13%	3.94%	8.44%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$9,487	$8,354	$4,253	$3,139	$3,088
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	0.41%	0.50%	0.76%	0.76%	0.76%
Expenses excluding waivers/reimbursements(f)	0.76%	0.76%	0.76%	0.76%	0.76%
Net investment income (loss)(b)	2.19%	3.48%	3.54%	2.64%	2.80%
Portfolio turnover rate(g)	69%	77%	34%	41%	68%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Less than $0.005 per share.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights  (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Real Return ETF
	For the Year Ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$26.94	$27.83	$27.47	$27.25	$26.73
Income from Investment Operations
Net investment income(a)(b)	0.15	0.54	0.49	0.30	0.22
Net realized and unrealized gain (loss)	0.44	(0.84)	0.22	0.21	0.30
Distributions of net realized gains from investments in other investment companies	0.04	0.00(c)	—	0.00(c)	0.00(c)
Net increase (decrease) in net assets resulting from investment operations	0.63	(0.30)	0.71	0.51	0.52
Distributions from:
Net investment income	(0.27)	(0.59)	(0.35)	(0.29)	—
Net asset value, end of year	$27.30	$26.94	$27.83	$27.47	$27.25
Market price, end of year	$27.29	$26.86	$27.80	$27.47	$27.27
Total Return
Total investment return based on net asset value(d)	2.33%	(1.13)%	2.64%	1.89%	1.94%
Total investment return based on market price(e)	2.60%	(1.33)%	2.53%	1.81%	2.06%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$53,235	$51,188	$57,046	$45,319	$28,608
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	0.21%	0.21%	0.37%	0.49%	0.49%
Expenses excluding waivers/reimbursements(f)	0.49%	0.49%	0.49%	0.49%	0.49%
Net investment income (loss)(b)	0.56%	1.95%	1.77%	1.10%	0.82%
Portfolio turnover rate(g)	66%	68%	97%	101%	71%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Less than $0.005 per share.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights  (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ S&P High Yield Low Volatility Bond ETF
	For the Year Ended April 30,				For the Period February 15, 2017(a) to April 30, 2017
	2021	2020	2019	2018
Net asset value, beginning of period	$23.86	$24.76	$24.36	$25.20	$25.00
Income from Investment Operations
Net investment income(b)(c)	0.93	1.01	1.07	0.99	0.20
Net realized and unrealized gain (loss)	1.16	(0.81)	0.41	(0.88)	0.10
Net increase (decrease) in net assets resulting from investment operations	2.09	0.20	1.48	0.11	0.30
Distributions from:
Net investment income	(0.96)	(1.10)	(1.08)	(0.95)	(0.10)
Net asset value, end of period	$24.99	$23.86	$24.76	$24.36	$25.20
Market price, end of period	$25.02	$24.03	$24.78	$24.32	$25.34
Total Return
Total investment return based on net asset value(d)	8.89%	0.71%	6.31%	0.39%	1.40%
Total investment return based on market price(e)	8.23%	1.34%	6.56%	(0.36)%	1.93%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$106,222	$51,295	$65,626	$107,192	$49,145
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.40%	0.40%	0.40%	0.40%	0.40%(h)
Expenses excluding waivers/reimbursements(g)	0.41%	0.41%	0.41%	0.41%	0.41%(h)
Net investment income (loss)(c)	3.72%	4.04%	4.42%	3.97%	4.05%(h)
Portfolio turnover rate(i)	105%	105%	83%	75%	15%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights  (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Merger Arbitrage ETF
	For the Year Ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$31.53	$31.50	$30.72	$30.21	$28.44
Income from Investment Operations
Net investment income(a)(b)	0.31	0.14	0.07	0.10	0.24(c)
Net realized and unrealized gain (loss)	2.55	(0.11)	0.71	0.41(d)	1.59
Distributions of net realized gains from investments in other investment companies	0.00(e)	0.00(e)	—	—	—
Net increase (decrease) in net assets resulting from investment operations	2.86	0.03	0.78	0.51	1.83
Distributions from:
Net investment income	(0.77)	—	—	—	(0.06)
Net asset value, end of year	$33.62	$31.53	$31.50	$30.72	$30.21
Market price, end of year	$33.67	$31.45	$31.48	$30.75	$30.27
Total Return
Total investment return based on net asset value(f)	9.07%	0.10%	2.52%	1.69%	6.45%
Total investment return based on market price(g)	9.53%	(0.10)%	2.37%	1.59%	6.39%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$746,279	$723,582	$985,800	$525,386	$188,833
Ratio to average net assets of:
Expenses(h)	0.76%	0.76%	0.76%	0.76%	0.76%
Net investment income (loss)(b)	0.94%	0.42%	0.21%	0.34%	0.82%(c)
Portfolio turnover rate(i)	313%	308%	337%	329%	268%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Net investment income per share and ratio of net investment income to average net assets include a special cash dividend received of  $0.14 per share owned of Calsonic Kansei Corp. on February 17, 2017. Net investment income per share and the net investment income to average net assets excluding the special dividend are $0.10 and 0.34% respectively.

(d)
Calculation of the net realized and unrealized gain (loss) per share does not correlate with the Fund’s net realized and unrealized gain (loss) presented on the Statements of Changes in Net Assets due to the timing of creation of Fund shares in relation to fluctuating market values.

(e)
Less than $0.005 per share.

(f)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(g)
The market price returns are calculated using the mean between the last bid and ask prices.

(h)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights  (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Global Resources ETF
	For the Year Ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$24.16	$26.97	$27.76	$25.82	$24.70
Income from Investment Operations
Net investment income(a)(b)	0.71	0.66	0.65	0.68	0.33
Net realized and unrealized gain (loss)	6.27	(3.00)	(1.24)	1.26	0.89
Distributions of net realized gains from investments in other investment companies	0.01	0.00(c)	—	—	—
Net increase (decrease) in net assets resulting from investment operations	6.99	(2.34)	(0.59)	1.94	1.22
Distributions from:
Net investment income	(2.55)	(0.47)	(0.20)	—	(0.10)
Net asset value, end of year	$28.60	$24.16	$26.97	$27.76	$25.82
Market price, end of year	$28.55	$23.99	$27.06	$27.65	$25.95
Total Return
Total investment return based on net asset value(d)	30.07%	(8.89)%	(2.08)%	7.50%	4.94%
Total investment return based on market price(e)	30.76%	(9.81)%	(1.38)%	6.55%	5.13%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$20,021	$22,948	$175,312	$238,712	$179,450
Ratio to average net assets of:
Expenses(f)	0.76%	0.76%	0.76%	0.76%	0.75%
Net investment income (loss)(b)	2.70%	2.48%	2.37%	2.51%	1.29%
Portfolio turnover rate(g)	98%	100%	132%	235%	199%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Less than $0.005 per share.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights  (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ U.S. Real Estate Small Cap ETF
	For the Year Ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$17.32	$25.13	$24.14	$27.14	$25.14
Income from Investment Operations
Net investment income(a)(b)	0.33	0.66	0.79	0.88	0.71
Net realized and unrealized gain (loss)	8.67	(7.16)	1.81	(2.53)	2.88
Distributions of net realized gains from investments in other investment companies	—	—	—	—	0.00(c)
Net increase (decrease) in net assets resulting from investment operations	9.00	(6.50)	2.60	(1.65)	3.59
Distributions from:
Net investment income	(0.32)	(0.62)	(0.78)	(0.85)	(0.71)
Return of capital	(0.48)	(0.69)	(0.83)	(0.50)	(0.88)
Total distributions from net investment income and return of capital	(0.80)	(1.31)	(1.61)	(1.35)	(1.59)
Net asset value, end of year	$25.52	$17.32	$25.13	$24.14	$27.14
Market price, end of year	$25.51	$17.30	$25.12	$24.12	$27.15
Total Return
Total investment return based on net asset value(d)	53.54%	(27.15)%	11.16%	(6.37)%	14.60%
Total investment return based on market price(e)	53.68%	(27.21)%	11.24%	(6.49)%	14.79%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$52,309	$40,702	$71,615	$82,089	$114,001
Ratio to average net assets of:
Expenses(f)	0.70%	0.70%	0.70%	0.70%	0.70%
Net investment income (loss)(b)	1.66%	2.72%	3.11%	3.36%	2.64%
Portfolio turnover rate(g)	38%	26%	26%	27%	28%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Less than $0.005 per share.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights  (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ 500 International ETF
	For the Year Ended April 30,		For the Period December 13, 2018(a) to April 30, 2019
	2021	2020
Net asset value, beginning of period	$22.29	$27.64	$25.50
Income from Investment Operations
Net investment income(b)(c)	0.77	0.72	0.39
Net realized and unrealized gain (loss)	10.19	(5.40)	1.77
Net increase (decrease) in net assets resulting from investment operations	10.96	(4.68)	2.16
Distributions from:
Net investment income	(0.67)	(0.67)	(0.02)
Net asset value, end of period	$32.58	$22.29	$27.64
Market price, end of period	$32.52	$22.10	$27.65
Total Return
Total investment return based on net asset value(d)	49.88%	(17.33)%	8.47%
Total investment return based on market price(e)	50.94%	(18.07)%	8.52%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$244,336	$218,451	$85,675
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	0.25%	0.25%	0.25%(g)
Expenses excluding waivers/reimbursements(f)	0.26%	0.26%	0.26%(g)
Net investment income (loss)(c)	2.86%	2.81%	3.90%(g)
Portfolio turnover rate(h)	9%	13%	0%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)
Annualized.

(h)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights  (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ 50 Percent Hedged FTSE International ETF
	For the Year Ended April 30,
	2021	2020	2019	2018	2017
Net asset value, beginning of year	$18.02	$20.59	$21.63	$19.68	$17.68
Income from Investment Operations
Net investment income(a)(b)	0.51	0.56	0.62	0.60	0.46
Net realized and unrealized gain (loss)	6.28	(2.51)	(0.77)	1.89	2.18
Net increase (decrease) in net assets resulting from investment operations	6.79	(1.95)	(0.15)	2.49	2.64
Distributions from:
Net investment income	(0.47)	(0.62)	(0.70)	(0.54)	(0.44)
Net realized gain	—	—	(0.19)	0.00(c)	(0.20)
Total distributions from net investment income and realized gains	(0.47)	(0.62)	(0.89)	(0.54)	(0.64)
Net asset value, end of year	$24.34	$18.02	$20.59	$21.63	$19.68
Market price, end of year	$24.36	$17.83	$20.65	$21.60	$19.75
Total Return
Total investment return based on net asset value(d)	38.14%	(9.74)%	(0.42)%	12.84%	15.29%
Total investment return based on market price(e)	39.70%	(10.94)%	(0.03)%	12.28%	16.28%
Ratios/Supplemental Data
Net assets, end of year (000’s omitted)	$310,388	$249,575	$281,079	$578,517	$208,595
Ratio to average net assets of:
Expenses net of waivers/reimbursements(f)	0.20%	0.20%	0.20%	0.22%	0.36%
Expenses excluding waivers/reimbursements(f)	0.36%	0.36%	0.36%	0.36%	0.36%
Net investment income (loss)(b)	2.41%	2.78%	3.03%	2.87%	2.55%
Portfolio turnover rate(g)	10%	8%	13%	10%	8%

(a)
Based on average shares outstanding.

(b)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(c)
Less than $0.005 per share.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(g)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights  (continued)

Selected Data for a Share of Capital Stock Outstanding
IQ Healthy Hearts ETF
For the Period January 14, 2021(a) to April 30, 2021
Net asset value, beginning of period	$24.93
Income from Investment Operations
Net investment income(b)(c)	0.14
Net realized and unrealized gain (loss)	1.26
Net increase (decrease) in net assets resulting from investment operations	1.40
Distributions from:
Net investment income	(0.09)
Net asset value, end of period	$26.24
Market price, end of period	$26.28
Total Return
Total investment return based on net asset value(d)	5.62%
Total investment return based on market price(e)	5.77%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,559
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.45%(h)
Expenses excluding waivers/reimbursements(g)	0.46%(h)
Net investment income (loss)(c)	1.92%(h)
Portfolio turnover rate(i)	14%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights  (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Candriam ESG International Equity ETF
	For the Year Ended April 30, 2021	For the Period December 17, 2019(a) to April 30, 2020
Net asset value, beginning of period	$21.00	$25.19
Income from Investment Operations
Net investment income(b)(c)	0.62	0.26
Net realized and unrealized gain (loss)	8.01	(4.34)
Net increase (decrease) in net assets resulting from investment operations	8.63	(4.08)
Distributions from:
Net investment income	(0.42)	(0.11)
Net asset value, end of period	$29.21	$21.00
Market price, end of period	$29.25	$20.87
Total Return
Total investment return based on net asset value(d)	41.45%	(16.18)%
Total investment return based on market price(e)	42.51%	(16.68)%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$186,951	$46,196
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.15%	0.15%(h)
Expenses excluding waivers/reimbursements(g)	0.16%	0.16%(h)
Net investment income (loss)(c)	2.41%	3.20%(h)
Portfolio turnover rate(i)	21%	3%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights  (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Candriam ESG U.S. Equity ETF
	For the Year Ended April 30, 2021	For the Period December 17, 2019(a) to April 30, 2020
Net asset value, beginning of period	$24.13	$25.18
Income from Investment Operations
Net investment income(b)(c)	0.42	0.15
Net realized and unrealized gain (loss)	11.32	(1.08)
Net increase (decrease) in net assets resulting from investment operations	11.74	(0.93)
Distributions from:
Net investment income	(0.31)	(0.12)
Net asset value, end of period	$35.56	$24.13
Market price, end of period	$35.57	$24.12
Total Return
Total investment return based on net asset value(d)	48.85%	(3.59)%
Total investment return based on market price(e)	49.00%	(3.64)%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$410,702	$6,034
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.09%	0.09%(h)
Expenses excluding waivers/reimbursements(g)	0.10%	0.11%(h)
Net investment income (loss)(c)	1.35%	1.67%(h)
Portfolio turnover rate(i)	21%	12%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights  (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Chaikin U.S. Small Cap ETF
	For the Year Ended April 30,			For the Period May 16, 2017(a) to April 30, 2018
	2021	2020	2019
Net asset value, beginning of period	$20.02	$25.72	$27.13	$25.16
Income from Investment Operations
Net investment income(b)(c)	0.35	0.28	0.27	0.16
Net realized and unrealized gain (loss)	15.01	(5.72)	(1.39)	1.93
Net increase (decrease) in net assets resulting from investment operations	15.36	(5.44)	(1.12)	2.09
Distributions from:
Net investment income	(0.35)	(0.26)	(0.29)	(0.12)
Net asset value, end of period	$35.03	$20.02	$25.72	$27.13
Market price, end of period	$35.03	$20.02	$25.72	$27.14
Total Return
Total investment return based on net asset value(d)	77.31%	(21.35)%	(4.10)%	8.33%
Total investment return based on market price(e)	77.34%	(21.34)%	(4.14)%	8.36%(f)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$206,659	$103,108	$348,555	$465,347
Ratio to average net assets of:
Expenses net of waivers/reimbursements(g)	0.35%	0.35%	0.35%	0.35%(h)
Expenses excluding waivers/reimbursements(g)	0.36%	0.36%	0.36%	0.36%(h)
Net investment income (loss)(c)	1.29%	1.14%	1.01%	0.61%(h)
Portfolio turnover rate(i)	76%	43%	57%	106%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(e)
The market price returns are calculated using the mean between the last bid and ask prices.

(f)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(g)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(h)
Annualized.

(i)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Financial Highlights  (continued)

Selected Data for a Share of Capital Stock Outstanding
	IQ Chaikin U.S. Large Cap ETF
	For the Year Ended April 30,			For the Period December 13, 2017(a) to April 30, 2018
	2021	2020	2019
Net asset value, beginning of period	$21.95	$24.75	$25.30	$25.05
Income from Investment Operations
Net investment income(b)(c)	0.38	0.58	0.48	0.15
Net realized and unrealized gain (loss)	10.60	(2.80)	(0.53)	0.18(d)
Net increase (decrease) in net assets resulting from investment operations	10.98	(2.22)	(0.05)	0.33
Distributions from:
Net investment income	(0.42)	(0.58)	(0.50)	(0.08)
Net asset value, end of period	$32.51	$21.95	$24.75	$25.30
Market price, end of period	$32.54	$21.92	$24.75	$25.30
Total Return
Total investment return based on net asset value(e)	50.46%	(9.04)%	(0.13)%	1.31%
Total investment return based on market price(f)	50.82%	(9.18)%	(0.13)%	1.32%(g)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$305,608	$220,630	$278,412	$320,000
Ratio to average net assets of:
Expenses net of waivers/reimbursements(h)	0.25%	0.25%	0.25%	0.25%(i)
Expenses excluding waivers/reimbursements(h)	0.26%	0.26%	0.26%	0.26%(i)
Net investment income (loss)(c)	1.43%	2.35%	1.97%	1.59%(i)
Portfolio turnover rate(j)	68%	58%	52%	94%

(a)
Commencement of operations.

(b)
Based on average shares outstanding.

(c)
Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the investment companies in which the Fund invests.

(d)
Calculation of the net realized and unrealized gain (loss) per share does not correlate with the Fund’s net realized and unrealized gain (loss) presented on the Statements of Changes in Net Assets due to the timing of creation of Fund shares in relation to fluctuating market values.

(e)
Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions, if any, at net asset value during the period, and redemption on the last day of the period. Total return calculated for a period less than one year is not annualized.

(f)
The market price returns are calculated using the mean between the last bid and ask prices.

(g)
Since the Shares of the Fund did not trade in the secondary market until the day after the Fund’s inception, for the period from the inception to the first day of the secondary market trading, the NAV is used as a proxy for the secondary market trading price to calculate the market returns.

(h)
In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a prorated share of the fees and expenses of the underlying funds in which it invests. Such indirect expenses are not included in the above expense ratios.

(i)
Annualized.

(j)
Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as in-kind creations or redemptions in connection with the Fund’s capital share transactions.

See notes to financial statements.

Notes to Financial Statements

April 30, 2021
1. ORGANIZATION
IndexIQ ETF Trust (the “Trust”) was organized as a Delaware statutory trust on July 1, 2008 and is registered with the Securities and Exchange Commission (“SEC”) as an open-end, management investment company, as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is currently comprised of twenty-two operational funds (collectively, the “Funds” and each individually, a “Fund”). The Funds are exchange-traded funds (“ETFs”), whose shares are listed on a stock exchange and traded like equity securities at market prices.
Investors may find the financial statements of any issuer whose securities represent a significant amount of the Fund’s assets on the SEC’s website (www.sec.gov).
Funds	Diversification Policy	Commencement of Operations Date
IQ Hedge Multi-Strategy Tracker ETF*	Diversified	March 25, 2009
IQ Hedge Macro Tracker ETF*	Diversified	June 9, 2009
IQ Hedge Market Neutral Tracker ETF*	Diversified	October 4, 2012
IQ Hedge Long/Short Tracker ETF*	Diversified	March 24, 2015
IQ Hedge Event-Driven Tracker ETF*	Diversified	March 24, 2015
IQ Real Return ETF*	Diversified	October 27, 2009
IQ S&P High Yield Low Volatility Bond ETF	Diversified	February 15, 2017
IQ Merger Arbitrage ETF	Non-diversified	November 17, 2009
IQ Global Resources ETF	Non-diversified	October 27, 2009
IQ U.S. Real Estate Small Cap ETF	Non-diversified	June 14, 2011
IQ 500 International ETF	Diversified	December 13, 2018
IQ 50 Percent Hedged FTSE International ETF	Diversified	July 22, 2015
IQ Healthy Hearts ETF	Non-diversified	January 14, 2021
IQ Candriam ESG International Equity ETF	Diversified	December 17, 2019
IQ Candriam ESG U.S. Equity ETF	Diversified	December 17, 2019
IQ Chaikin U.S. Small Cap ETF	Diversified	May 16, 2017
IQ Chaikin U.S. Large Cap ETF	Diversified	December 13, 2017

*
Funds are “fund of funds”, meaning that they seek to achieve their investment objective by investing primarily in underlying funds, including ETFs, exchange-traded notes (“ETNs”), and other exchange-traded vehicles issuing equity securities organized in the U.S., such as exchange traded commodity pools (“ETVs”). Such ETFs, ETVs and ETNs are referred to collectively as exchange-traded products (“ETPs”).

Notes to Financial Statements  (continued)

April 30, 2021
Each Fund’s investment objective is to seek daily investment results, before fees and expenses that correspond to the performance of a particular index (the “Underlying Index”). The underlying indices for the Funds are listed below:
Fund	Underlying Index
IQ Hedge Multi-Strategy Tracker ETF	IQ Hedge Multi-Strategy Index
IQ Hedge Macro Tracker ETF	IQ Hedge Macro Index
IQ Hedge Market Neutral Tracker ETF	IQ Hedge Market Neutral Index
IQ Hedge Long/Short Tracker ETF	IQ Hedge Long/Short Index
IQ Hedge Event-Driven Tracker ETF	IQ Hedge Event-Driven Index
IQ Real Return ETF	IQ Real Return Index
IQ S&P High Yield Low Volatility Bond ETF	S&P U.S. High Yield Low Volatility Corporate Bond Index
IQ Merger Arbitrage ETF	IQ Merger Arbitrage Index
IQ Global Resources ETF	IQ Global Resources Index
IQ U.S. Real Estate Small Cap ETF	IQ U.S. Real Estate Small Cap Index
IQ 500 International ETF	IQ 500 International Index
IQ 50 Percent Hedged FTSE International ETF	FTSE Developed ex North America 50% Hedged to USD Index
IQ Healthy Hearts ETF	IQ Candriam Healthy Hearts Index
IQ Candriam ESG International Equity ETF	IQ Candriam ESG International Equity Index
IQ Candriam ESG U.S. Equity ETF	IQ Candriam ESG US Equity Index
IQ Chaikin U.S. Small Cap ETF	NASDAQ Chaikin Power U.S. Small Cap Index
IQ Chaikin U.S. Large Cap ETF	NASDAQ Chaikin Power U.S. Large Cap Index
2. SIGNIFICANT ACCOUNTING POLICIES
Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services — Investment Companies. Each Fund prepares its financial statements in accordance with generally accepted accounting principles (“GAAP”) in the United States of America and follows the significant accounting policies described below.
Use of Estimates
IndexIQ Advisors LLC (the “Advisor”) makes certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of increases and decreases in the net assets from operations during the reporting period. Actual results could differ from those estimates.
Indemnification
In the normal course of business, the Funds may enter into contracts that contain a variety of representations and warranties that may provide general indemnifications for certain liabilities. Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities that may arise out of performance of their duties to the Trust. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. The Advisor believes that the risk of loss in connection with these potential indemnification obligations is remote. However, there can be no assurance that material liabilities related to such obligations will not arise in the future, which could adversely impact the Funds.
Investment Valuation
Each Fund issues and redeems shares on a continuous basis at Net Asset Value (“NAV”) only in large blocks of shares called “Creation Units.” A Creation Unit consists of 50,000 shares. The NAV is determined as of the close

Notes to Financial Statements  (continued)

April 30, 2021
of trading (generally, 4:00 PM Eastern Time) on each day the Fund’s listed exchange is open for trading. The NAV of the shares of each Fund will be equal to each Fund’s total assets minus each Fund’s total liabilities divided by the total number of shares outstanding. The NAV that is published will be rounded to the nearest cent; however, for purposes of determining the price of Creation Units, the NAV will be calculated to five decimal places. The consideration for purchase of a Creation Unit of shares of each Fund generally consists of a basket of securities and/or cash that the Fund specifies each day.
In calculating NAV, each Fund’s investments are valued using market quotations when available. Equity securities are generally valued at the closing price of the security on the security’s primary exchange. The primary exchanges for a Fund’s foreign equity securities may close for trading at various times prior to close of regular trading on the New York Stock Exchange Arca, and the value of such securities used in computing the Fund’s NAV are generally determined as of such times.
A Fund typically values fixed-income portfolio securities using last available bid prices or current market quotations provided by dealers or prices (including evaluated prices) supplied by the Fund’s approved independent third-party pricing services. Pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a Fund may hold or transact in such securities in smaller odd lot sizes. Odd lots often trade at different prices that may be above or below the price at which the pricing service has valued the security. Amortized cost is used as the method of valuation with respect to debt obligations with sixty days or less remaining to maturity unless the Advisor determines in good faith that such method does not represent fair value.
A swap on an exchange-listed security or securities is valued based on the last reported sale price of the swap’s underlying security or securities on the exchange where the security or securities is primarily traded, or if no sale price is available, at the mid-price of the security or securities underlying the swap on the exchange where the security is primarily traded. A swap on an index is valued based on the publicly available index price. The index price, in turn, is determined by the applicable index calculation agent, which generally values the securities underlying the index at the last reported sale price.
Over-the-counter (“OTC”) traded financial Instruments, forward foreign currency contracts and currency-related derivatives, are normally valued on the basis of quotes obtained from a third party broker-dealer who makes markets in such securities or on the basis of quotes obtained from an independent third-party pricing service.
If a Fund invests in open-end management investment companies (other than ETFs) registered under the 1940 Act, it may rely on the NAVs of those companies to value the shares they hold of them. Those companies may also use fair value pricing under some circumstances.
When market quotations or prices are not readily available or are deemed unreliable or not representative of an investment’s fair value, investments are valued using fair value pricing as determined in good faith by the Advisor, under procedures established by and under the general supervision and responsibility of the Trust’s Board of Trustees (the “Board”). The procedures state that, subject to the oversight of the Board and unless otherwise noted, the responsibility for the day-to-day valuation of portfolio assets (including fair value measurements for the Funds’ assets and liabilities) rests with the Advisor. The Advisor may conclude that a market quotation is not readily available or is unreliable if a security or other asset or liability does not have a price source due to its lack of liquidity or other reason, if a market quotation differs significantly from recent price quotations or otherwise no longer appears to reflect fair value, where the security or other asset or liability is thinly traded, or if the trading market on which a security is listed is suspended or closed and no appropriate alternative trading market is available. The frequency with which a Fund’s investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Fund invests pursuant to its investment objective, strategies and limitations.
A Fund may sweep uninvested cash balances into a money market fund, either the Dreyfus Institutional Preferred Government Money Market Fund — Institutional Shares (“Dreyfus Institutional Fund”) or the

Notes to Financial Statements  (continued)

April 30, 2021
BlackRock Liquidity Funds Treasury Trust Fund Portfolio, Institutional Class (“BlackRock Liquidity Fund”). The Dreyfus Institutional Fund and the BlackRock Liquidity Fund seek as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. The Dreyfus Institutional Fund and the BlackRock Liquidity Fund have no redemption restriction and are valued at the daily NAV.
Under normal conditions, each Fund invests cash collateral from securities lending activities into the Dreyfus Government Cash Management Fund, Institutional Shares (“Dreyfus Government Fund”). The Dreyfus Government Fund’s investment objective is to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity. The Dreyfus Government Fund has no redemption restrictions and is valued at the daily NAV.
Fair Value Measurement
Accounting Standards Codification (“ASC”) Topic 820, Fair Value Measurements and Disclosures defines fair value, establishes a framework for measuring fair value in accordance with GAAP, and requires disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly, and how that information must be incorporated into fair value measurement. Under ASC 820, various inputs are used in determining the value of the Funds’ investments. These inputs are summarized in the following hierarchy:
•
Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.

•
Level 2 — Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

•
Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.
The availability of observable inputs can vary from security to security and are affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. With respect to the valuation of Level 3 securities, the Advisor may employ a market-based valuation approach which may use related or comparable securities, recent transactions, market multiples, book values, and other relevant information to determine fair value. The Advisor may also use an income-based valuation approach in which anticipated future cash flows of the financial instrument are discounted to calculate fair value. The Advisor representatives meet regularly to review and discuss the appropriateness of such fair values using more current information, such as recent security news, recent market transactions, updated corporate action information and/or other macro or security specific events.
All other securities and investments for which market values are not readily available, including restricted securities, and those securities for which it is inappropriate to determine prices in accordance with the aforementioned procedures, are valued at fair value as determined in good faith under procedures adopted by the Board, although the actual calculations may be done by others. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded securities), analysis of the issuer’s financial statements

Notes to Financial Statements  (continued)

April 30, 2021
or other available documents and, if necessary, available information concerning other securities in similar circumstances.
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The hierarchy classification of inputs used to value each Fund’s investments at April 30, 2021 is disclosed at the end of each Fund’s Schedule of Investments.
Foreign Currency Translation — Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included on the Statements of Operations within net change in unrealized appreciation/depreciation on foreign currency translations. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.
Foreign securities and instruments are valued in their local currency following the methodologies described above. Foreign securities, instruments and currencies will be translated to U.S. dollars, based on foreign currency exchange rate quotations supplied by the London Stock Exchange.
Tax Information and Uncertain Tax Positions
Each Fund is treated as a separate entity for federal income tax purposes. Each Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute all of the taxable income to the shareholders of the Funds within the allowable time limits.
The Advisor evaluates each Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Advisor has analyzed each Fund’s tax positions taken on federal, state and local income tax returns for all open tax years (for up to three tax years), and has concluded that no provisions for federal, state and local income tax are required in each Fund’s financial statements. Each Fund’s federal, state and local income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state and local departments of revenue.
The Funds have concluded that there is no tax liability resulting from uncertain income tax positions taken or expected to be taken.
Dividends and Distributions to Shareholders
Distributions to Shareholders are recorded on the ex-dividend date. In addition, the Funds may determine to distribute at least annually amounts representing the full dividend yield net of expenses on the underlying investment securities, as if the Funds owned the underlying investment securities for the entire dividend period in which case some portion of each distribution may result in a return of capital. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations which may differ from GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets based on their federal tax basis treatment; temporary differences do not require reclassification. Dividends and distributions, which exceed earnings and profit for tax purposes, are reported as a tax return of capital. Therefore, no federal, state and local income tax provisions are required.

Notes to Financial Statements  (continued)

April 30, 2021
Foreign Taxes
The Funds may be subject to foreign withholding taxes on income and other transaction-based taxes imposed by certain countries in which they invest. A portion of the taxes on gains on investments or currency purchases/repatriation may be recoverable. The Funds will accrue such taxes expected and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest. Whether or when a Fund will receive a withholding tax refund is subject to a determination by the tax authorities of each country in which the Fund has an open receivable. The Funds regularly evaluate the probability of recovering each accrued withholding tax. If the likelihood of recovery decreases accruals in the Funds’ net asset value for such refunds may be written down partially or in full, which will adversely affect the Funds’ net asset value.
The Funds may be subject to taxation on realized capital gains, repatriation proceeds and other transaction-based taxes imposed by certain countries in which they invest. The Funds will accrue the unrecoverable portion of such taxes as applicable based upon their current interpretation of tax rules and regulations that exist in the market in which they invests. Capital gains taxes relating to positions still held are reflected as a liability on the Statements of Assets and Liabilities, as well as an adjustment to the Funds’ net unrealized appreciation/depreciation. Taxes related to capital gains realized during the year ended April 30, 2021, if any, are reflected as part of net realized gain (loss) on the Statements of Operations. Changes in tax liabilities related to capital gains taxes on unrealized investment gains, if any, are reflected as part of the change in net unrealized appreciation/depreciation on investments on the Statements of Operations. Transaction-based charges are generally assessed as a percentage of the transaction amount.
Cash Equivalents
Cash equivalents consist of highly liquid investments, with maturities of three months or less when acquired and are disclosed as “Short-Term Investments” in the Schedules of Investments.
Security Transactions
Security transactions are recorded as of the trade date. Realized gains and losses on sales of investment securities are calculated using the identified cost method.
Investment Income and Expenses
Dividend income is recognized on the ex-date. Interest income is accrued daily. Distributions of realized capital gains by underlying funds are recorded as realized capital gains on the ex-date. Expenses of the Trust arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses which cannot be directly attributed to a fund are apportioned among the Funds in the Trust based upon the relative net assets or other appropriate measures. The Funds distribute substantially all their net investment income to shareholders in the form of dividends. Net investment income and capital gains are typically distributed to shareholders at least annually; except the IQ U.S. Real Estate Small Cap ETF, IQ 500 International ETF, IQ 50 Percent Hedged FTSE International ETF, IQ Healthy Hearts ETF, IQ Candriam ESG International Equity ETF, IQ Candriam ESG U.S. Equity ETF, IQ Chaikin U.S. Small Cap ETF, and IQ Chaikin U.S. Large Cap ETF typically distributes income quarterly, and IQ S&P High Yield Low Volatility Bond ETF typically distributes income monthly. Dividends may be declared and paid more frequently to comply with the distribution requirements of the Internal Revenue Code. Distributions received from the IQ U.S. Real Estate Small Cap ETF and the IQ Chaikin U.S. Small Cap ETF investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT. The expenses of the investment companies in which the Funds invest are not included in the amounts shown as expenses on the Statements of Operations or in the expense ratios included in the Financial Highlights.
Discounts and premiums on securities purchased, other than Short-Term Investments, for the Funds are accreted and amortized, respectively, on the effective interest rate method over the life of the respective securities. Discounts and premiums on Short-Term Investments are accreted and amortized, respectively, on

Notes to Financial Statements  (continued)

April 30, 2021
the straight-line method. The straight-line method approximates the effective interest method for Short-Term Investments. Income from payment-in-kind securities is accreted daily based on the effective interest method.
Securities Lending
The Bank of New York Mellon (“BNY Mellon”) serves as the Funds’ securities lending agent. The Funds may lend portfolio securities to certain creditworthy borrowers, including the Funds’ securities lending agent. It is the Funds’ policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral in the form of cash and/or high grade debt obligations, is maintained at all times. Cash collateral can be invested in certain money market mutual funds which also have exposure to the fluctuations of the market. Each Fund receives compensation for lending its securities from fees paid by the borrowers of securities, net of fee rebates paid to the borrower plus reasonable administrative and custody fees. Each Fund will continue to receive dividend and interest income on securities loaned, any gain or loss in the market price of securities on loan will be accounted for by each Fund. Lending portfolio securities could result in a delay in recovering the Funds’ securities if the borrower defaults.
A Fund’s security lending activities are governed by a Securities Lending Authorization Agreement (“Lending Agreement”) between each Fund and the lending agent. The Lending Agreement authorizes the lending agent to lend qualifying U.S. and foreign securities held by a Fund to approved borrowers (each a “Borrower”). To mitigate borrower risk, a Fund typically receives from a Borrower, collateral in the form of U.S. dollar cash and/or securities issued or guaranteed by the U.S. Government or its agencies in excess of the market value of the securities loaned. Under the provisions of the Lending Agreement, each Fund shall have, as to the collateral, all of the rights and remedies of a secured party under applicable law. The lending agent is permitted to invest the cash collateral it receives from a Borrower into a money market Fund which is subject to market fluctuation. Therefore, a Fund is exposed to risk of loss if the value of invested cash collateral is insufficient to satisfy the Fund’s obligation to return the full amount owed to such Borrower.
In accordance with the securities lending agreement between the Funds and the BNY Mellon, the Funds will be indemnified by the BNY Mellon in the event of default of a third party Borrower.
The securities lending income earned by each Fund is disclosed on the Statements of Operations. The value of loaned securities and related collateral are shown on a gross basis in the Schedules of Investments and Statements of Assets and Liabilities. As of April 30, 2021, the cash collateral consisted of an institutional money market fund and non-cash collateral consisted of U.S. Treasury Bills, Notes, Bonds, Separate Trading of

Notes to Financial Statements  (continued)

April 30, 2021
Registered Interest (“STRIPs”) and Principal of Securities and U.S. Treasury Inflation Indexed Notes and Bonds with the following maturities:
	Money Market Mutual Fund	U.S. Government Securities
Fund	Overnight and Continuous	<30 Days	Between 30 & 90 Days	>90 Days	Total
IQ Hedge Multi-Strategy Tracker ETF	$62,670,538	$400,426	$793,291	$37,585,887	$101,450,142
IQ Hedge Macro Tracker ETF	705,838	4,195	9,175	462,003	1,181,211
IQ Hedge Market Neutral Tracker ETF	649,503	411	148	250,410	900,472
IQ Hedge Long/Short Tracker ETF	743,134	1,148	491	670,240	1,415,013
IQ Hedge Event-Driven Tracker ETF	280,133	13	24	640	280,810
IQ Real Return ETF	9,545,463	68,909	127,791	5,400,487	15,142,650
IQ S&P High Yield Low Volatility Bond ETF	850,100	10,800	19,748	644,944	1,525,592
IQ Merger Arbitrage ETF	10,089,260	30,451	121,335	3,596,976	13,838,022
IQ Global Resources ETF	251,875	1,681	4,325	347,719	605,600
IQ U.S. Real Estate Small Cap ETF	688,938	16,125	40,789	3,402,557	4,148,409
IQ 500 International ETF	9,927,426	—	39,792	3,750,380	13,717,598
IQ 50 Percent Hedged FTSE International ETF	9,425,880	—	2,675	4,680,008	14,108,563
IQ Healthy Hearts ETF	53,815	2,223	883	29,137	86,058
IQ Candriam ESG International Equity ETF	2,624,267	—	6,617	2,350,663	4,981,547
IQ Candriam ESG U.S. Equity ETF	8,790	129,049	515,292	8,646,990	9,300,121
IQ Chaikin U.S. Small Cap ETF	3,075,181	104,799	215,439	10,679,740	14,075,159
IQ Chaikin U.S. Large Cap ETF	8,956	19,499	401,972	13,160,490	13,590,917
The collateral amount presented is in excess of the securities on loan.
Master Netting Arrangements
In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including forward foreign currency contracts, and typically contains, among other things, collateral posting terms, netting and rights of offset provisions in the event of a default and/or termination event. Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivatives counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance.
For financial reporting purposes, the Funds do not offset assets and liabilities subject to master netting arrangements or similar arrangements on the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis on the Statements of Assets and Liabilities.
Total return swap contracts are valued at the unrealized appreciation/depreciation on Total Return Swap contracts of the instrument. Securities segregated as collateral for swap contracts are footnoted within each Fund’s Schedule of Investments and the cash collateral is noted at the end of each Fund’s swap table.
At April 30, 2021, the unrealized appreciation/depreciation on total return swap contracts for the following Funds was zero, reflecting a reset date at period end based on the contractual agreements with Merrill Lynch International (“MLI”) and Morgan Stanley Capital Service LLC (“Morgan Stanley”), as counterparties to the following Funds:
IQ Hedge Multi-Strategy Tracker ETF
IQ Hedge Macro Tracker ETF
IQ Hedge Market Neutral Tracker ETF
IQ Hedge Long/Short Tracker ETF

Notes to Financial Statements  (continued)

April 30, 2021
IQ Hedge Event-Driven Tracker ETF
IQ Merger Arbitrage ETF
IQ Global Resources ETF
As of April 30, 2021, the impact of netting of assets and liabilities and offsetting of collateral pledged or received based on contractual netting provisions in the Lending Agreement with BNY Mellon are detailed in the following table:
	Assets			Liabilities
Fund	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Received(1)	Net Amount	Gross Amounts Presented in Statements of Assets and Liabilities	Collateral Pledged	Net Amount
IQ Hedge Multi-Strategy Tracker ETF	$98,707,740	$(98,707,740)	$—	$—	$—	$—
IQ Hedge Macro Tracker ETF	1,148,226	(1,148,226)	—	—	—	—
IQ Hedge Market Neutral Tracker ETF	875,040	(875,040)	—	—	—	—
IQ Hedge Long/Short Tracker ETF	1,391,162	(1,391,162)	—	—	—	—
IQ Hedge Event-Driven Tracker ETF	271,619	(271,619)	—	—	—	—
IQ Real Return ETF	14,796,180	(14,796,180)	—	—	—	—
IQ S&P High Yield Low Volatility Bond ETF	1,475,075	(1,475,075)	—	—	—	—
IQ Merger Arbitrage ETF	13,546,738	(13,546,738)	—	—	—	—
IQ Global Resources ETF	523,321	(523,321)	—	—	—	—
IQ U.S. Real Estate Small Cap ETF	3,946,070	(3,946,070)	—	—	—	—
IQ 500 International ETF	12,119,424	(12,119,424)	—	—	—	—
IQ 50 Percent Hedged FTSE International ETF	12,045,010	(12,045,010)	—	—	—	—
IQ Healthy Hearts ETF	31,597	(31,597)	—	—	—	—
IQ Candriam ESG International Equity ETF	3,469,490	(3,469,490)	—	—	—	—
IQ Candriam ESG U.S. Equity ETF	9,017,258	(9,017,258)	—	—	—	—
IQ Chaikin U.S. Small Cap ETF	13,481,054	(13,481,054)	—	—	—	—
IQ Chaikin U.S. Large Cap ETF	12,634,856	(12,634,856)	—	—	—	—

1
The amount of collateral presented is limited such that the net amount cannot be less than $0.

As of April 30, 2021, each Fund’s OTC derivative assets, which may be offset against each Fund’s OTC derivative liabilities and collateral received from the counterparty, are as follows:
Fund	Gross Amounts of Assets Presented in Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Net Amount of Derivatives Assets	Gross Amounts of Liabilities Presented in Statements of Assets and Liabilities	Financial Instruments and Derivatives Available for Offset	Net Amount of Derivatives Liabilities
IQ 50 Percent Hedged FTSE International ETF
Morgan Stanley	$40,163	$(40,163)	$—	$2,589,582	$(40,163)	$2,549,419
This does not reflect securities segregated as collateral, as detailed on the Schedule of Investments.

Notes to Financial Statements  (continued)

April 30, 2021
3. INVESTMENT MANAGEMENT AND OTHER AGREEMENTS
Investment Advisory Agreement
The Advisor serves as the investment advisor to each series of the Trust and is an indirect wholly-owned subsidiary of New York Life Investment Management Holdings LLC. Under an Investment Advisory Agreement (“Advisory Agreement”) between the Advisor and the Trust on behalf of each Fund, the Advisor provides a continuous investment program for each Fund’s assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund (including arranging for sub-advisory services, as applicable) subject to the supervision of the Board. The Advisor is responsible for the supervision of MacKay Shields LLC (“MacKay Shields” or the “Sub-Advisor”), the sub-advisor to IQ S&P High Yield Low Volatility Bond ETF, and its management of the Fund.
The Advisor also: (i) supervises all non-advisory operations of the Funds; (ii) provides personnel to perform such executive, administrative and clerical services as are reasonably necessary to provide effective administration of the Funds and the other series of the Trust; (iii) arranges for (a) the preparation of all required tax returns, (b) the preparation and submission of reports to existing shareholders, (c) the periodic updating of prospectuses and statements of additional information and (d) the preparation of reports to be filed with the SEC and other regulatory authorities; (iv) maintains the records of the Funds and the other series of the Trust; and (v) provides office space and all necessary office equipment and services. The Funds reimburse the Advisor in an amount equal to a portion of the compensation of the Chief Compliance Officer attributable to each Fund.
The Advisory Agreement will continue in effect with respect to the Funds from year to year provided such continuance is specifically approved at least annually by a majority of the Trustees that are not interested persons of the Trust (“Independent Trustees”).
Pursuant to the Advisory Agreement, the Funds pay the Advisor a fee, which is accrued daily and paid monthly, for the services performed and the facilities furnished at an annual rate of each Fund’s average daily net assets per the table below.
Fund	Rate
IQ Hedge Multi-Strategy Tracker ETF	0.75%
IQ Hedge Macro Tracker ETF	0.75%
IQ Hedge Market Neutral Tracker ETF	0.75%
IQ Hedge Long/Short Tracker ETF	0.75%
IQ Hedge Event-Driven Tracker ETF	0.75%
IQ Real Return ETF	0.48%
IQ S&P High Yield Low Volatility Bond ETF	0.40%
IQ Merger Arbitrage ETF	0.75%
IQ Global Resources ETF	0.75%
IQ U.S. Real Estate Small Cap ETF	0.69%
IQ 500 International ETF	0.25%
IQ 50 Percent Hedged FTSE International ETF	0.35%
IQ Healthy Hearts ETF	0.45%
IQ Candriam ESG International Equity ETF	0.15%
IQ Candriam ESG U.S. Equity ETF	0.09%
IQ Chaikin U.S. Small Cap ETF	0.35%
IQ Chaikin U.S. Large Cap ETF	0.25%
The Advisor has agreed to pay all expenses of the Funds, except: brokerage and other transaction expenses; extraordinary legal fees or expenses, such as those for litigation or arbitration; compensation and expenses of the Independent Trustees, counsel to the Independent Trustee, and the Chief Compliance Officer; extraordinary expenses; distribution fees and expenses paid by the Funds under any distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act; and the advisory fee payable to the Advisor.

Notes to Financial Statements  (continued)

April 30, 2021
The Advisor has entered into a Fee Waiver Agreement with certain Funds under which it has contractually agreed, until August 31, 2021, to waive a portion of its management fee equal to a specific percentage of the average daily net assets as follows:
Fund	Rate
IQ Hedge Multi-Strategy Tracker ETF	0.22%
IQ Hedge Macro Tracker ETF	0.35%
IQ Hedge Market Neutral Tracker ETF	0.35%
IQ Hedge Long/Short Tracker ETF	0.35%
IQ Hedge Event-Driven Tracker ETF	0.35%
IQ Real Return ETF	0.28%
The Advisor has entered into an Expense Limitation Agreement with certain Funds under which it has contractually agreed, to waive a portion of its management fee and/or reimburse expenses of the Fund in an amount that limits the Fund’s total annual operating expenses (exclusive of interest, taxes, brokerage fees and commissions, dividends paid on short sale, acquired fund fees and expenses, and extraordinary expenses) to not more than a specific percentage of the average daily net assets as follows:
Fund	Rate	Expires
IQ S&P High Yield Low Volatility Bond ETF	0.40%	8/31/2021
IQ 500 International ETF	0.25%	8/31/2021
IQ 50 Percent Hedged FTSE International ETF	0.20%	8/31/2021
IQ Healthy Hearts ETF	0.45%	8/31/2022
IQ Candriam ESG International Equity ETF	0.15%	8/31/2021
IQ Candriam ESG U.S. Equity ETF	0.09%	8/31/2021
IQ Chaikin U.S. Small Cap ETF	0.35%	8/31/2021
IQ Chaikin U.S. Large Cap ETF	0.25%	8/31/2021
Investment Sub-Advisory Agreement
The Sub-Advisor is a registered investment advisor and an indirect, wholly-owned subsidiary of New York Life, and is responsible for the day-to-day portfolio management of IQ S&P High Yield Low Volatility Bond ETF. Pursuant to the terms of the Sub-Advisory Agreement (“Sub-Advisory Agreement”) between the Advisor and the Sub-Advisor, the Advisor pays for the services of the Sub-Advisor. The Sub-Advisor acts as portfolio manager for the Fund subject to the supervision of the Advisor and the Board.
Distribution (12b-1 Fees)
ALPS Distributors, Inc. serves as the Funds’ distributor (the “Distributor”) pursuant to a Distribution Agreement. NYLIFE Distributors LLC has entered into a Service Agreement with the Distributor to market the Funds. The Board has adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act (“Rule 12b-1 Plan”). In accordance with the Rule 12b-1 Plan, the Funds are authorized to pay an amount up to 0.10% of each Fund’s average daily net assets each year for certain distribution-related activities. As authorized by the Board, no Rule 12b-1 fees are currently paid by the Funds and there are no plans to impose these fees. However, in the event Rule 12b-1 fees are charged in the future, they will be paid out of each respective Fund’s assets. The Advisor and its affiliates may, out of their own resources, pay amounts to third parties for distribution or marketing services on behalf of the Funds.
As described in Note 4 below, the Distributor has entered into Participant Agreements with certain broker-dealers and others that allow those parties to be Authorized Participants and to subscribe for and redeem shares of the Funds. As described in Note 4 below, such Authorized Participants may from time to time hold, of record or beneficially, a substantial percentage of the Funds’ shares outstanding, act as executing or clearing broker for investment transactions on behalf of the Funds and/or serve as counterparty to derivative transactions with each Fund.

Notes to Financial Statements  (continued)

April 30, 2021
Administrator, Custodian and Transfer Agent
BNY Mellon (in each capacity, the “Administrator,” “Custodian” or “Transfer Agent”) serves as the Funds’ Administrator, Custodian and Transfer Agent pursuant to the Fund Administration and Accounting Agreement. Under the terms of this agreement, the Advisor pays the Funds’ Administrative, Custody and Transfer Agency fees. Pursuant to these agreements, BNY Mellon provides necessary administrative, custody, transfer agency, tax, accounting services and financial reporting for the maintenance and operations of the Trust and the Funds. BNY Mellon is responsible for maintaining the books and records and calculating the daily NAV of the Funds. BNY Mellon is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.
4. CAPITAL SHARE TRANSACTIONS
Shares are created and redeemed on a continuous basis at NAV only in groups of 50,000 shares called Creation Units. Except when aggregated in Creation Units, shares are not redeemable. Transactions in shares of the Funds are disclosed in detail on the Statements of Changes in Net Assets. Only Authorized Participants may purchase or redeem shares directly from the Funds. An Authorized Participant is either (i) a broker-dealer or other participant in the clearing process through the Continuous Net Settlement System of National Securities Clearing Corporation or (ii) a Depository Trust Company (“DTC”) participant and, in each case, must have executed a Participant Agreement with the Distributor. Most retail investors will not qualify as Authorized Participants or have the resources to create and redeem whole Creation Units. Therefore, they will be unable to purchase or redeem the shares directly from the Funds. Rather, most retail investors will purchase shares in the secondary market with the assistance of a broker and will be subject to customary brokerage commissions or fees. Securities received or delivered in connection with in-kind creates and redeems are valued as of the close of business on the effective date of the creation or redemption.
5. FEDERAL INCOME TAX
At April 30, 2021, the cost and unrealized appreciation/depreciation of investments, including applicable derivative contracts and other financial instruments, as determined on a federal income tax basis, were as follows:
Fund	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
IQ Hedge Multi-Strategy Tracker ETF	$832,047,379	$28,544,174	$(1,786,210)	26,757,964
IQ Hedge Macro Tracker ETF	4,633,396	377,661	(28,232)	349,429
IQ Hedge Market Neutral Tracker ETF	18,168,736	3,818,260	(3,574,426)	243,834
IQ Hedge Long/Short Tracker ETF	9,866,018	2,178,438	(2,002,177)	176,261
IQ Hedge Event-Driven Tracker ETF	9,487,176	1,439,365	(1,156,767)	282,598
IQ Real Return ETF	62,764,652	428,563	(407,130)	21,433
IQ S&P High Yield Low Volatility Bond ETF	103,840,719	2,500,187	(629,163)	1,871,024
IQ Merger Arbitrage ETF	744,966,596	311,168,274	(271,685,147)	39,483,127
IQ Global Resources ETF	17,480,864	7,615,907	(4,736,271)	2,879,636
IQ U.S. Real Estate Small Cap ETF	50,491,428	9,812,661	(7,334,328)	2,478,333
IQ 500 International ETF	227,144,891	40,107,143	(14,402,273)	25,704,870
IQ 50 Percent Hedged FTSE International ETF	289,377,995	57,419,605	(27,755,957)	29,663,648
IQ Healthy Hearts ETF	6,326,564	412,236	(131,816)	280,420
IQ Candriam ESG International Equity ETF	160,184,809	31,435,093	(2,772,667)	28,662,426
IQ Candriam ESG U.S. Equity ETF	344,202,284	68,741,138	(2,557,361)	66,183,777
IQ Chaikin U.S. Small Cap ETF	188,630,812	25,727,214	(4,612,950)	21,114,264
IQ Chaikin U.S. Large Cap ETF	269,722,349	37,041,496	(1,266,986)	35,774,510
The differences between book and tax basis cost of investments and net unrealized appreciation (depreciation) are primarily attributable to wash sale loss deferrals, pass through investments, distributions from underlying Funds and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies held at April 30, 2021.

Notes to Financial Statements  (continued)

April 30, 2021
At April 30, 2021, the components of undistributed or accumulated earnings/losses on a tax-basis were as follows:
Fund	Ordinary Income (Loss)(1)	Net Capital Gain (Losses)(2)	Net Unrealized Appreciation/ Depreciation	Total Distributable Earnings/ (Losses)
IQ Hedge Multi-Strategy Tracker ETF	$(2,808,621)	$(47,715,818)	$26,757,964	$(23,766,475)
IQ Hedge Macro Tracker ETF	(7,955)	(5,402,898)	349,433	(5,061,420)
IQ Hedge Market Neutral Tracker ETF	(10,894)	(383,381)	243,834	(150,441)
IQ Hedge Long/Short Tracker ETF	(36,973)	(591,399)	176,261	(452,111)
IQ Hedge Event-Driven Tracker ETF	24,566	(205,302)	282,598	101,862
IQ Real Return ETF	75,740	(2,082,331)	21,433	(1,985,158)
IQ S&P High Yield Low Volatility Bond ETF	314,424	(2,918,738)	1,871,024	(733,290)
IQ Merger Arbitrage ETF	(122,189,319)	(29,042,188)	39,593,106	(111,638,401)
IQ Global Resources ETF	(982,462)	(62,111,008)	2,882,702	(60,210,768)
IQ U.S. Real Estate Small Cap ETF	—	(8,958,675)	2,478,333	(6,480,342)
IQ 500 International ETF	3,235,648	(4,392,918)	25,722,157	24,564,887
IQ 50 Percent Hedged FTSE International ETF	2,673,997	(17,653,217)	29,701,572	14,722,352
IQ Healthy Hearts ETF	12,479	(32,429)	280,494	260,544
IQ Candriam ESG International Equity ETF	1,382,651	—	28,667,333	30,049,984
IQ Candriam ESG U.S. Equity ETF	387,406	(958,532)	66,183,777	65,612,651
IQ Chaikin U.S. Small Cap ETF	—	(77,022,031)	21,114,263	(55,907,768)
IQ Chaikin U.S. Large Cap ETF	—	(67,630,443)	35,774,510	(31,855,933)

1
Includes late year ordinary loss, if any.

2
Amount includes the deferral of post October losses, if any.

The differences between book and tax basis components of net assets are primarily attributable to wash sale loss deferrals and other book and tax differences including foreign currency contracts, swap contracts, post-October and late year losses.
At April 30, 2021, the effect of permanent book/tax reclassifications resulted in increases (decreases) to the components of net assets were as follows:
Fund	Total distributable earnings/ (accumulated loss)	Paid-in Capital
IQ Hedge Multi-Strategy Tracker ETF	$(31,113,750)	$31,113,750
IQ Hedge Macro Tracker ETF	(170)	170
IQ Hedge Market Neutral Tracker ETF	(1,018,183)	1,018,183
IQ Hedge Long/Short Tracker ETF	(2,103,043)	2,103,043
IQ Hedge Event-Driven Tracker ETF	(592,559)	592,559
IQ Real Return ETF	(20,572)	20,572
IQ S&P High Yield Low Volatility Bond ETF	(240,107)	240,107
IQ Merger Arbitrage ETF	(98,547,286)	98,547,286
IQ Global Resources ETF	(1,250,685)	1,250,685
IQ U.S. Real Estate Small Cap ETF	967,151	(967,151)
IQ 500 International ETF	(12,403,797)	12,403,797
IQ 50 Percent Hedged FTSE International ETF	(3,675,930)	3,675,930
IQ Healthy Hearts ETF	(65,667)	65,667
IQ Candriam ESG International Equity ETF	(8,688,194)	8,688,194
IQ Candriam ESG U.S. Equity ETF	(11,131,913)	11,131,913
IQ Chaikin U.S. Small Cap ETF	(64,515,624)	64,515,624
IQ Chaikin U.S. Large Cap ETF	(70,635,005)	70,635,005

Notes to Financial Statements  (continued)

April 30, 2021
For financial reporting purposes, capital accounts are adjusted to reflect the tax character of permanent book/ tax differences. Reclassifications are primarily due to the tax treatment of redemptions in-kind, the expiration of capital loss carryforwards, nondeductible expenses and capital share redemptions utilized as distributions for tax purposes.
The tax character of distributions paid during the years ended April 30, 2021 and 2020 were as follows:
	2021			2020
Fund	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital	Ordinary Income	Long-Term Capital Gains	Tax Return of Capital
IQ Hedge Multi-Strategy Tracker ETF	$15,953,112	$—	$—	$16,163,950	$—	$—
IQ Hedge Macro Tracker ETF	106,851	—	—	54,164	—	—
IQ Hedge Market Neutral Tracker ETF	341,520	—	—	239,729	—	—
IQ Hedge Long/Short Tracker ETF	181,041	—	—	123,690	—	—
IQ Hedge Event-Driven Tracker ETF	209,892	—	—	157,392	—	—
IQ Real Return ETF	511,575	—	—	1,185,760	—	—
IQ S&P High Yield Low Volatility Bond ETF	3,749,100	—	—	2,787,812	—	—
IQ Merger Arbitrage ETF	16,966,679	—	—	—	—	—
IQ Global Resources ETF	2,041,648	—	—	2,539,080	—	—
IQ U.S. Real Estate Small Cap ETF	662,106	—	1,029,743	1,633,256	—	1,775,536
IQ 500 International ETF	5,907,221	—	—	3,080,969	—	—
IQ 50 Percent Hedged FTSE International ETF	6,183,285	—	—	7,874,573	—	—
IQ Healthy Hearts ETF	21,568	—	—	N/A	N/A	N/A
IQ Candriam ESG International Equity ETF	2,032,608	—	—	50,904	—	—
IQ Candriam ESG U.S. Equity ETF	2,588,974	—	—	30,853	—	—
IQ Chaikin U.S. Small Cap ETF	1,965,356	—	—	2,340,043	—	—
IQ Chaikin U.S. Large Cap ETF	4,106,799	—	—	6,034,101	—	—
Capital losses incurred after October 31 (“Post-October Losses”) and certain late year ordinary income losses within the taxable year can be deemed to arise on the first business day of the Funds’ next taxable year. For

Notes to Financial Statements  (continued)

April 30, 2021
the year ended April 30, 2021, the Funds incurred and elected to defer to May 1, 2021 Post-October Losses and late year ordinary losses of:
Fund	Late Year Ordinary Losses	Short-Term Post October Losses	Long-Term Post October Losses
IQ Hedge Multi-Strategy Tracker ETF	$2,808,621	$—	$—
IQ Hedge Macro Tracker ETF	7,955	—	—
IQ Hedge Market Neutral Tracker ETF	10,894	—	—
IQ Hedge Long/Short Tracker ETF	36,973	—	—
IQ Hedge Event-Driven Tracker ETF	—	—	—
IQ Real Return ETF	—	—	—
IQ S&P High Yield Low Volatility Bond ETF	—	—	—
IQ Merger Arbitrage ETF	122,189,319	—	—
IQ Global Resources ETF	982,462	—	—
IQ U.S. Real Estate Small Cap ETF	—	—	—
IQ 500 International ETF	—	—	—
IQ 50 Percent Hedged FTSE International ETF	—	—	—
IQ Healthy Hearts ETF	—	—	—
IQ Candriam ESG International Equity ETF	—	—	—
IQ Candriam ESG U.S. Equity ETF	—	—	—
IQ Chaikin U.S. Small Cap ETF	—	—	—
IQ Chaikin U.S. Large Cap ETF	—	—	—
At April 30, 2021, the Funds listed below had net capital loss carryforwards for Federal income tax purposes which are available for offset against future taxable net capital gains. The amounts were determined after adjustments for certain differences between financial reporting and tax purposes, such as wash sale losses. Accordingly, no capital gain distributions are expected to be paid to shareholders of these Funds until future net capital gains have been realized in excess of the available capital loss carryforwards. There is no assurance that any Fund will be able to utilize all of its capital loss carryforwards before they expire. These loss carryforwards are as follows:
Fund	Expired Current Year	Utilized on Current Year	Short-Term With No Expiration	Long-Term With No Expiration
IQ Hedge Multi-Strategy Tracker ETF	$—	$24,932,203	$42,463,293	$5,252,525
IQ Hedge Macro Tracker ETF	—	198,655	4,216,880	1,186,018
IQ Hedge Market Neutral Tracker ETF	—	96,444	335,400	47,981
IQ Hedge Long/Short Tracker ETF	—	122,384	317,991	273,408
IQ Hedge Event-Driven Tracker ETF	—	—	112,364	92,938
IQ Real Return ETF	—	148,042	884,751	1,197,580
IQ S&P High Yield Low Volatility Bond ETF	—	948,830	2,371,167	547,571
IQ Merger Arbitrage ETF	—	—	27,744,453	1,297,735
IQ Global Resources ETF	—	—	32,470,786	29,640,222
IQ U.S. Real Estate Small Cap ETF	—	—	637,347	8,321,328
IQ 500 International ETF	—	—	3,429,754	963,164
IQ 50 Percent Hedged FTSE International ETF	—	—	3,782,962	13,870,255
IQ Healthy Hearts ETF	—	—	32,429	—
IQ Candriam ESG International Equity ETF	—	29,003	—	—
IQ Candriam ESG U.S. Equity ETF	—	—	898,091	60,441
IQ Chaikin U.S. Small Cap ETF	—	3,413,364	33,073,222	43,948,809
IQ Chaikin U.S. Large Cap ETF	—	7,769,428	29,628,892	38,001,551

Notes to Financial Statements  (continued)

April 30, 2021
6. OTHER AFFILIATED PARTIES AND TRANSACTIONS
For the purposes of the financial statements, the Funds assume the following to be affiliated issuers. As of April 30, 2021, affiliated transactions, if any, are listed at the end of the Fund’s respective Schedule of Investments.
The Advisor is an affiliate and subsidiary of New York Life Investment Management LLC (“NYLIM”) and of New York Life Insurance & Annuity Corporation (“NYLife”). As of April 30, 2021, NYLIM and NYLife were not known to own beneficially greater than 5% of the shares of any Fund except as set forth below. NYLIM and NYLife own shares of the Funds on their own behalf or on behalf of Funds or accounts managed by NYLIM or NYLife.
New York Life Insurance & Annuity Corporation
Fund	% Ownership
IQ Healthy Hearts ETF	79.6%
New York Life Investment Management LLC
Fund	% Ownership
IQ S&P High Yield Low Volatility Bond ETF	54.5%
IQ 500 International ETF	98.9%
IQ 50 Percent Hedged FTSE International ETF	51.3%
IQ Candriam ESG International Equity ETF	95.3%
IQ Candriam ESG U.S. Equity ETF	96.7%
IQ Chaikin U.S. Small Cap ETF	80.7%
IQ Chaikin U.S. Large Cap ETF	98.1%

Notes to Financial Statements  (continued)

April 30, 2021
7. INVESTMENT TRANSACTIONS
Purchases and sales of investments (excluding short-term investments) for the year ended April 30, 2021 are as follows:
Fund	Purchases	Sales	Purchases In-Kind	Sales In-Kind
IQ Hedge Multi-Strategy Tracker ETF	$1,250,938,514	$1,271,577,008	$368,917,290	$380,310,913
IQ Hedge Macro Tracker ETF	4,316,601	4,434,043	—	—
IQ Hedge Market Neutral Tracker ETF	20,390,171	21,053,874	12,146,179	13,302,534
IQ Hedge Long/Short Tracker ETF	17,066,251	17,239,667	13,492,188	17,176,878
IQ Hedge Event-Driven Tracker ETF	5,019,763	5,057,726	8,139,260	8,048,763
IQ Real Return ETF	34,360,611	34,575,668	1,365,633	—
IQ S&P High Yield Low Volatility Bond ETF	108,913,665	100,103,075	46,652,007	4,938,192
IQ Merger Arbitrage ETF	2,067,140,329	2,245,777,765	397,048,877	472,669,687
IQ Global Resources ETF	20,487,796	24,013,376	—	6,323,605
IQ U.S. Real Estate Small Cap ETF	16,113,724	16,249,381	3,040,729	8,458,130
IQ 500 International ETF	21,596,074	25,267,265	—	64,185,550
IQ 50 Percent Hedged FTSE International ETF	28,171,802	37,390,836	21,270,617	42,193,405
IQ Healthy Hearts ETF	1,013,771	829,736	7,297,522	1,251,241
IQ Candriam ESG International Equity ETF	30,969,477	25,532,714	130,522,747	34,038,413
IQ Candriam ESG U.S. Equity ETF	45,239,533	46,953,870	383,132,778	54,418,658
IQ Chaikin U.S. Small Cap ETF	118,809,506	119,136,911	153,795,934	135,110,597
IQ Chaikin U.S. Large Cap ETF	188,602,964	189,754,189	187,773,401	205,656,211
8. DERIVATIVE FINANCIAL INSTRUMENTS
Swap Transactions
A swap agreement is an agreement between two parties pursuant to which the parties exchange payments at specified dates based on a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Funds’ obligations or rights under a swap agreement entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each counterparty. Swap agreements are not entered into or traded on exchanges and there is no central clearing or guaranty function for total return swaps. Swaps could result in losses if interest rates or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Funds or if the reference index, security or investments do not perform as expected.
The value of a total return swap agreement is recorded as either an asset or a liability on the Statements of Assets and Liabilities at the beginning of the measurement period. Segregated securities are designated on the Schedules of Investments and cash deposited is recorded on the Statements of Assets and Liabilities. Daily changes in valuation of Total Return Swaps, if any, are recorded as unrealized appreciation or depreciation on the Statements of Assets and Liabilities. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as a change in net unrealized appreciation depreciation on the Statements of Operations. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement on the Statements of Operations.
When a Fund has an unrealized loss on a swap agreement, the Fund instructs the Custodian to pledge cash or liquid securities as collateral with a value at least equal to the amount of the unrealized loss. Collateral pledges are monitored and subsequently adjusted with the fluctuations of the swap value.
Some of the Funds intend to use Total Return Swaps in several ways to replicate the performance of the Index. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of

Notes to Financial Statements  (continued)

April 30, 2021
the swap contract. Therefore, the Funds consider the creditworthiness of the counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying instruments.
Pursuant to documentation governing the Funds’ swap transactions with MLI and Morgan Stanley, MLI and Morgan Stanley have the right to terminate the swaps early in the event that the net assets of the given Fund decline below specific levels set forth in the documentation (“net asset contingent features”). In the event of early termination, MLI and Morgan Stanley may require the Funds to pay or receive a settlement amount in connection with the terminated swap transaction. The Funds utilized swaps to affect both long and short exposure to several asset classes and market segments, including, among others, real estate, domestic equity, international equity, emerging markets equities, investment grade corporate bonds, high yield corporate bonds, convertible bonds, preferred securities, emerging market-debt, mortgage-backed securities, floating rate notes, developed markets currencies, broad commodity indices, precious metals, equity market volatility, and U.S. Treasury bonds. As of April 30, 2021, the Funds have not triggered the conditions under such documentation that will give the counterparty the right to call for an early termination. As of such date, the settlement values of these contracts were approximately equal to the fair value of such contracts. As of April 30, 2021, open swap transactions, if any, are listed at the end of the Funds’ respective Schedule of Investments.
Forward Foreign Currency Contracts
Certain Funds may enter into forward foreign currency transactions to seek a closer correlation between the Funds’ overall currency exposures and the currency exposures of the Underlying Index as a part of its principal investment strategy.
The Funds may enter into forward foreign currency contracts for hedging purposes, to seek to protect against anticipated changes in future foreign currency exchange rates. A forward foreign currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A non-deliverable forward currency contract does not require physical delivery of the underlying currencies and the contract is settled based on the difference between the contracted price and the prevailing spot price of the agreed upon notional amount. These contracts are traded in the interbank market between currency traders (usually large commercial banks) and their customers. A forward foreign currency contract generally has no deposit requirement, and no commissions are generally charged at any stage for trades.
Upon entering into a forward foreign currency contract, a Fund is required to segregate permissible liquid assets or engage in other measures approved by the SEC to “cover” the Fund’s obligations relating to its transactions in derivatives. Fluctuations in the value of open forward foreign currency contracts are recorded for book purposes as unrealized gains or losses on forward foreign currency contracts by the Funds. Realized gains and losses on forward foreign currency contracts include net gains or losses recognized by the Funds on contracts which have matured or were sold. At April 30, 2021, open forward foreign currency contracts, if any, are listed at the end of the Funds’ respective Schedule of Investments.
Quantitative Disclosure of Derivative Holding
The following tables show additional disclosures related to each Fund’s derivative and holding activities, including how such activities are accounted for and their effect in each Fund’s financial positions, performance and cash flows.
The fair value of derivative instruments reflected on the Statements of Assets and Liabilities were as follows:
Asset Derivatives
Currency Risk
IQ 50 Percent Hedged FTSE International ETF
Unrealized appreciation on forward foreign currency contracts	$40,163

Notes to Financial Statements  (continued)

April 30, 2021
Liability Derivatives
Currency Risk
IQ 50 Percent Hedged FTSE International ETF
Unrealized depreciation on forward foreign currency contracts	$2,589,582
Total return swaps reflect a reset date as of April 30, 2021; therefore, there is no unrealized appreciation/depreciation reflected on the Statements of Assets and Liabilities.
Transactions in derivative instruments reflected on the Statements of Operations during the year ended April 30, 2021 were as follows:
Fund	Currency Risk	Equity Risk
IQ Hedge Multi-Strategy Tracker ETF
Realized gain (loss)
Swap transactions		$(14,767,188)
IQ Hedge Macro Tracker ETF
Realized gain (loss)
Swap transactions		$(67,391)
IQ Hedge Market Neutral Tracker ETF
Realized gain (loss)
Swap transactions		$(319,930)
IQ Hedge Long/Short Tracker ETF
Realized gain (loss)
Swap transactions		$(136,495)
IQ Hedge Event-Driven Tracker ETF
Realized gain (loss)
Swap transactions		$(4,992)
IQ Merger Arbitrage ETF
Realized gain (loss)
Swap transactions		$(177,670,573)
IQ Global Resources ETF
Realized gain (loss)
Swap transactions		$(1,658,568)
IQ 50 Percent Hedged FTSE International ETF
Realized gain (loss)
Forward foreign currency contracts	$(6,296,349)
Change in unrealized appreciation (depreciation)
Forward foreign currency contracts	$(1,563,862)

Notes to Financial Statements  (continued)

April 30, 2021
For the year ended April 30, 2021, the monthly average notional value of the derivatives held by the Funds were as follows:
	Average Notional Value
FIHI	IQ Hedge Multi- Strategy Tracker ETF	IQ Hedge Macro Tracker ETF	IQ Hedge Market Neutral Tracker ETF	IQ Hedge Long/ Short Tracker ETF	IQ Hedge Event- Driven Tracker ETF	IQ Merger Arbitrage ETF	IQ Global Resources ETF	IQ 50 Percent Hedged FTSE International ETF
Asset Derivatives
Swap contracts	$75,010,897	$408,212	$1,763,945	$1,080,418	$245,405	$—	$—	$—
Forward foreign currency contracts	—	—	—	—	—	—	—	244,176,383
Liability Derivatives
Swap contracts	$(74,409,473)	$(407,989)	$(1,764,627)	$(1,087,945)	$(245,750)	$(276,798,066)	$(4,315,566)	$—
Forward foreign currency contracts	—	—	—	—	—	—	—	(244,871,625)
9. RISKS INVOLVED WITH INVESTING IN THE FUNDS
The Funds are subject to the principal risks described below, some or all of these risks may adversely affect a Fund’s NAV, trading price, yield, total return and ability to meet its investment objective. As with any investment, an investment in a Fund could result in a loss or the performance of a Fund could be inferior to that of other investments.
Call Risk1
During periods of falling interest rates, an issuer of a callable bond held by a Fund may “call” or repay the security before its stated maturity, and the Fund may have to reinvest the proceeds at lower interest rates, resulting in a decline in the Fund’s income.
Counterparty Risk
Many of the protections afforded to participants on some organized exchanges, such as the performance guarantee of an exchange clearing house, are not available in connection with OTC derivatives transactions.
In those instances, an underlying ETP utilizing such deliverables will be subject to the risk that its direct counterparty will not perform its obligations under the transactions and that the underlying ETP will sustain losses.
Credit Risk1
Debt issuers and other counterparties may not honor their obligations or may have their debt downgraded by ratings agencies. The financial condition of an issuer of a debt security or other instrument may cause such issuer to default on its obligations or cause such issuer to be perceived (whether by market participants, rating agencies, pricing services or otherwise) as being in default.
Currency Hedging Risk2
Certain Funds use various strategies to attempt to reduce the impact of changes in the value of a foreign currency against the U.S. dollar. These strategies may not be successful. Currency exchange rates can be very volatile and can change quickly and unpredictably. Therefore, the value of an investment in a fund may also go up or down quickly and unpredictably and investors may lose money.
Currency Risk
Certain Funds will invest in securities denominated in currencies other than U.S. dollars (foreign currencies). Therefore, while much of the income received by a Fund may be denominated in foreign currency, the Underlying Index and the Fund’s NAV will be calculated in U.S. dollars. Furthermore a Fund may convert cash

1
Applies to IQ S&P High Yield Low Volatility Bond ETF

2
Applies to IQ 50 Percent Hedged FTSE International ETF

Notes to Financial Statements  (continued)

April 30, 2021
in U.S. dollars to foreign currencies to purchase securities. Both a Fund’s ability to track the Underlying Index, and Fund returns in general, may be adversely impacted by changes in currency exchange rates, which can occur quickly and without warning.
Debt Investments Risk
The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region. Debt securities are also subject to the risks associated with changes in interest rates. Debt investments are subject to many risks, including, but not limited to, interest rate risk, credit risk, market risk, regulatory risk, price volatility and liquidity risk. There is a risk that an issuer or guarantor of a debt investment might be unable or unwilling to meet its financial obligations and might not make interest or principal payments on an instrument when those payments are due (“default”). Defaults may potentially reduce a Fund’s income or ability to recover amounts due, and may reduce the value of the debt investment, sometimes dramatically. Certain debt investments may be difficult to value, purchase, or sell, particularly during adverse market conditions, because there is a limited market for the investment or there are restrictions on resale.
Debt investments most frequently trade in institutional round lot size transactions. Until a Fund grows significantly in size, a fund may purchase a significant number of bonds in amounts less than the institutional round lot size, which are frequently referred to as “odd” lots. Odd lot size positions may have more price volatility than institutional round lot size positions. The Funds use a third-party pricing service to value bond holdings and the pricing service values bonds assuming orderly transactions of an institutional round lot size.
Derivatives Risk
Derivative strategies may expose a Fund to greater risk than if it had invested directly in the underlying instrument and often involve leverage, which may exaggerate a loss, potentially causing a Fund to lose more money than it originally invested and would have lost had it invested directly in the underlying instrument. Derivatives may be difficult to sell, unwind or value. Derivatives may also be subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its contractual obligations to the Fund. Derivatives may be more volatile than direct investments in the instrument underlying the contract and may not correlate perfectly to the underlying instrument. Derivatives also may involve a small initial investment relative to the risk assumed, which could result in losses greater than if they had not been used. Due to fluctuations in the price of the underlying asset, a Fund may not be able to profitably exercise an option and may lose its entire investment in an option. Derivatives may also increase the expenses of a Fund.
Equity Securities Risk
The prices of equity securities are responsive to many factors, including the historical and prospective earnings of the issuer, the value of its assets, general economic, stock market, industry and company conditions and the risk inherent in the portfolio manager’s ability to anticipate such changes that can adversely affect the value of a Fund’s holdings. Opportunity for greater gain may come with greater risk of loss.
ESG Investing Style Risk3
The application of environmental, social and corporate governance investing criteria may affect the Fund’s exposure to certain sectors or types of investments and may impact the Fund’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. In addition, there is no guarantee that the construction methodology of the Underlying Index will accurately provide exposure to issuers meeting environmental, social and corporate governance criteria.

3
Applies to IQ Healthy Hearts ETF, IQ Candriam ESG International Equity ETF, and IQ Candriam ESG U.S. Equity ETF.

Notes to Financial Statements  (continued)

April 30, 2021
Exchange Traded Vehicle Risk4
Unlike an investment in a mutual fund, the value of the Funds’ investments in ETFs, ETVs and ETNs is based on stock market prices and the Funds could lose money due to stock market developments, the failure of an active trading market to develop, or exchange trading halts or de-listings. Federal law prohibits the Funds from acquiring investment company shares, including shares of ETFs, in excess of specific thresholds unless exempted by rule, regulation or exemptive order. These prohibitions may prevent the Funds from allocating their investments to ETFs in an optimal manner.
Fund of Funds Risk4
Certain Funds’ investment performance, because they are fund of funds, depend on the investment performance of the underlying ETFs in which they invest. An investment in any such Fund is subject to the risks associated with the underlying ETFs that comprise its Underlying Index. Such a Fund will indirectly pay a proportional share of the asset-based fees of the underlying ETFs in which it invests.
Foreign Securities Risk
Certain Funds invest directly or indirectly (through underlying ETFs) in the securities of non-U.S. issuers, which involves risks beyond those associated with investments in U.S. securities. These additional risks include greater market volatility, the availability of less reliable financial information, higher transactional and custody costs, taxation by foreign governments, decreased market liquidity and political instability. The ability of issuers of securities held by the Fund to meet their obligations may be affected by, among other things, economic or political developments in a specific country, industry or region.
High Yield Securities Risk1
High yield securities generally offer a higher current yield than the yield available from higher grade issues, but typically involve greater risk. Securities rated below investment grade are commonly referred to as “junk bonds.”
Income Risk1
The income of a Fund receives from investments in debt securities may decline when interest rates fall. This decline can occur because a Fund may subsequently invest in lower-yielding bonds when bonds in its portfolio mature or the Fund needs to purchase additional bonds.
Index Risk
The Funds’ Underlying Indexes and the Funds rebalance only on a monthly, quarterly or annual basis, which may cause the performance of the Underlying Indexes and the Funds to deviate from that of the market exposure that they are trying to achieve.
Industry Concentration Risk
To the extent that a Fund’s Underlying Index is concentrated in a particular industry, the Fund also will be concentrated in that industry. The risk of concentrating fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject a Fund to a greater risk of loss as a result of adverse economic, business or other developments than if its investments were diversified across different industry sectors.
Interest Rate Risk1
An increase in interest rates may cause the value of debt securities held by a Fund to decline. Interest rates in the United States are near historic lows, which may increase a Fund’s exposure to risks associated with rising interest rates. Interest rates may rise significantly and/or rapidly. Rising interest rates or lack of market

1
Applies to IQ S&P High Yield Low Volatility Bond ETF

4
Applies to IQ Hedge Multi-Strategy Tracker ETF, IQ Hedge Macro Tracker ETF, IQ Hedge Market Neutral Tracker ETF, IQ Hedge Long/Short Tracker ETF, IQ Hedge Event-Driven Tracker ETF, and IQ Real Return ETF.

Notes to Financial Statements  (continued)

April 30, 2021
participants may lead to decreased liquidity and increased volatility in the bond markets, making it more difficult for a Fund to sell its bond holdings at a time when the Fund might wish to sell.
Large Transaction Risks
From time to time, a Fund may receive large purchase or redemption orders from affiliated or unaffiliated funds or other investors. Such large transactions could have adverse effects on a Fund’s performance if the Fund were required to sell securities or invest cash at times when it otherwise would not do so. This activity could also accelerate the realization of capital gains and increase a Fund’s transaction costs.
LIBOR Replacement Risk
A Fund may invest in certain debt securities, derivatives or other financial instruments that utilize LIBOR, as a “benchmark” or “reference rate” for various interest rate calculations. The United Kingdom Financial Conduct Authority, which regulates LIBOR, announced that after 2021 it will cease its active encouragement of banks to provide the quotations needed to sustain LIBOR. As a result, it is anticipated that LIBOR will be discontinued or will no longer be sufficiently robust to be representative of its underlying market around that time. Although financial regulators and industry working groups have suggested alternative reference rates, such as the European Interbank Offer Rate (“EURIBOR”), Sterling Overnight Interbank Average Rate (“SONIA”) and Secured Overnight Financing Rate (“SOFR”), there are challenges to converting certain contracts and transactions to a new benchmark and neither the full effects of the transition process nor its ultimate outcome is known. The Advisor is currently working to assess exposure and will modify contracts as necessary. The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect a Fund's performance and/or NAV.
Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition away from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, adversely affecting the Fund's performance.
Accordingly, the potential effect of a transition away from LIBOR on a Fund or the debt securities or other instruments based on LIBOR in which a Fund invests cannot yet be determined. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner.
Because the usefulness of LIBOR as a benchmark could deteriorate during the transition period, these effects could occur prior to the end of 2021.
Long/Short Risk
There is no guarantee that the returns on a Fund’s long or short positions, if any, will produce positive returns, and the Fund could lose money if either or both positions produce negative returns. In addition, a Fund may gain enhanced long exposure to certain securities (i.e., obtain investment exposure that exceeds the amount directly invested in those assets, a form of leverage) and, as a result, suffer losses that exceed the amount invested in those assets.
Market Risk
The market price of investments owned by a Fund may go up or down, sometimes rapidly or unpredictably. Investments may decline in value due to factors affecting fixed-income securities markets generally or particular segments of the market.
An outbreak of COVID-19 has developed into a global pandemic and has resulted in travel restrictions, closure of international borders, certain businesses and securities markets, restrictions on securities trading activities, prolonged quarantines, supply chain disruptions, and lower consumer demand, as well as general concern

Notes to Financial Statements  (continued)

April 30, 2021
and uncertainty. The full effects, duration and costs of the COVID-19 pandemic are uncertain, and the circumstances surrounding the COVID-19 pandemic will continue to evolve and may adversely affect a Fund and its investments.
New Fund Risk5
Certain Funds are new funds. There can be no assurance that they will grow to or maintain an economically viable size, in which case they may experience greater tracking error to their Underlying Indexes or ultimately liquidate.
Passive Management Risk
Unlike many investment companies, each Fund seeks to track its Underlying Index and is not “actively” managed. Therefore, a fund would not generally sell a security because the security’s issuer was in financial trouble unless that security is removed from (or was no longer useful in tracking a component of) its Underlying Index.
Small Capitalization Companies Risk6
Certain Funds invest primarily in the stocks of small capitalization companies, which may be more volatile than those of larger companies. Stock prices of small capitalization companies are also more vulnerable than those of large capitalization companies to adverse business and economic developments. Additionally, the stocks of small capitalization companies may be thinly traded, making it difficult to buy and sell them.
Total Return Swap Risk7
Total return swaps give a Fund the right to receive the appreciation in the value of a specified security, index or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. Total return swaps can also be used to replicate an exposure to a short position in an asset class where a Fund has the right to receive the depreciation in value of a specified security, index or other instrument (“inverse swaps”). If the underlying asset in a total return swap declines in value (or increases in value, if an inverse swap) over the term of the swap, a Fund may also be required to pay the dollar value of that decline (or, if an inverse swap, increase, if an inverse swap) to the counterparty. Therefore, swaps are subject to credit risk or the risk of default or non-performance by the counterparty.
Tracking Error Risk
Each Fund’s performance may not match its Underlying Index during any period of time. Although each Fund attempts to track the performance of its Underlying Index, a Fund may not be able to duplicate its exact composition or return for a number of reasons, including that the strategies used by the Advisor to match the performance of the Underlying Indexes were unsuccessful and because a Fund incurs expenses, which an Underlying Index does not incur.
Trading Price Risk
Although it is expected that generally the market price of a Fund’s Shares will approximate the Fund’s NAV, there may be times when market price in the Secondary Market and the NAV vary significantly. During periods of market stress, shares of a Fund may also experience significantly wider “bid/ask” spreads, premiums and discounts between a Fund’s NAV and market price.
10. NEW ACCOUNTING PRONOUNCEMENTS
In March 2020, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update 2020-04 (“ASU 2020-04”), “Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate

5
Applies to IQ Healthy Hearts ETF.

6
Applies to IQ U.S. Real Estate Small Cap ETF, IQ Candriam ESG International Equity ETF, IQ Candriam ESG U.S. Equity ETF and IQ Chaikin U.S. Small Cap ETF.

7
Applies to IQ Hedge Multi-Strategy Tracker ETF, IQ Hedge Macro Tracker ETF, IQ Hedge Market Neutral Tracker ETF, IQ Hedge Long/Short Tracker ETF, IQ Hedge Event-Driven Tracker ETF, IQ Merger Arbitrage ETF and IQ Global Resources ETF.

Notes to Financial Statements  (continued)

April 30, 2021
Reform on Financial Reporting” in response to concerns about structural risks of interbank offered rates, such as LIBOR. ASU 2020-04 provides optional guidance to ease the potential accounting burden associated with transitioning away from LIBOR and other reference rates that are expected to be discontinued. ASU 2020-04 is effective immediately upon release of the update on March 12, 2020, through December 31, 2022. At this time, the Advisor is evaluating the implications of certain other provisions of ASU 2020-04 related to new disclosure requirements and any impact on the financial statement disclosures has not yet been determined.
11. SUBSEQUENT EVENTS
On June 11, 2021, the IQ S&P High Yield Low Volatility Bond ETF (HYLV) experienced a redemption of approximately 63% of the Fund. The Fund continues to trade on the New York Stock Exchange Arca, there are no plans to close the Fund. Other than the Fund redemption, Advisor has determined that there were no other material events that would require disclosure in the preparation of these financial statements.

Report of Independent Registered Public Accounting Firm

April 30, 2021
To the Board of Trustees of IndexIQ ETF Trust and Shareholders of each of the seventeen funds listed in the table below
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds indicated in the table below (seventeen of the funds constituting IndexIQ ETF Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2021, the related statements of operations and of changes in net assets for each of the periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2021, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below, in conformity with accounting principles generally accepted in the United States of America.
Individual Fund Comprising the IndexIQ ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
IQ Hedge Multi-Strategy Tracker ETF	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the years ended April 30, 2021, 2020, 2019, 2018 and 2017
IQ Hedge Macro Tracker ETF
IQ Hedge Market Neutral Tracker ETF
IQ Hedge Long/Short Tracker ETF
IQ Hedge Event-Driven Tracker ETF
IQ Real Return ETF
IQ Merger Arbitrage ETF
IQ Global Resources ETF
IQ U.S. Real Estate Small Cap ETF IQ 50 Percent Hedged FTSE International ETF
IQ S&P High Yield Low Volatility Bond ETF	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the years ended April 30, 2021, 2020, 2019 and 2018, and the period from February 15, 2017 (commencement of operations) through April 30, 2017
IQ 500 International ETF	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the years ended April 30, 2021 and 2020, and the period from December 13, 2018 (commencement of operations) through April 30, 2019
IQ Healthy Hearts ETF	For the period January 14, 2021 (commencement of operations) through April 30, 2021
IQ Candriam ESG International Equity ETF IQ Candriam ESG U.S. Equity ETF	For the year ended April 30, 2021	For the year ended April 30, 2021 and the period from December 17, 2019 (commencement of operations) through April 30, 2020

Report of Independent Registered Public Accounting Firm (continued)

April 30, 2021
Individual Fund Comprising the IndexIQ ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
IQ Chaikin U.S. Small Cap ETF	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the years ended April 30, 2021, 2020 and 2019, and the period from May 16, 2017 (commencement of operations) through April 30, 2018
IQ Chaikin U.S. Large Cap ETF	For the year ended April 30, 2021	For the years ended April 30, 2021 and 2020	For the years ended April 30, 2021, 2020 and 2019, and the period from December 13, 2017 (commencement of operations) through April 30, 2018
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2021 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
New York, New York
June 28, 2021
We have served as the auditor of one or more investment companies in the IndexIQ Complex since 2015.

Liquidity Risk Management Program (unaudited)

April 30, 2021
In compliance with Rule 22e-4 under the Investment Company Act of 1940, the funds of IndexIQ ETF Trust (the “Funds”) have adopted and implemented a liquidity risk management program (the “Program”), which IndexIQ Advisors LLC believes is reasonably designed to assess and manage the Funds’ liquidity risk. The Board of Trustees (the “Board”) designated IndexIQ Advisors LLC as administrator of the Program (the “Administrator”). The Program Administrator’s Portfolio Oversight Committee acts as the Liquidity Risk Management Committee to assist the Administrator in the implementation and day-to-day administration of the Program and to otherwise support the Administrator in fulfilling its responsibilities under the Program.
At a meeting of the Board held on March 31, 2021, the Administrator provided the Board with a written report addressing the Program’s operation, adequacy and effectiveness of implementation for the period from January 1, 2020 through December 31, 2020 (the “Reporting Period”), as required under the Liquidity Rule. The report noted that the Administrator concluded that: (i) the Program operated effectively to assess and manage the Funds’ liquidity risk; (ii) the Program has been adequately and effectively implemented to monitor and, as applicable, respond to the Funds’ liquidity developments; and (iii) each Fund’s investment strategy continues to be appropriate for an open-end fund.
In accordance with the Program, each Fund’s liquidity risk is assessed no less frequently than annually taking into consideration certain factors, as applicable, such as: (i) each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions; (ii) each Fund’s short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; (iii) each Fund’s holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources; (iv) the relationship between each Fund’s portfolio liquidity and the way in which, and the prices and spreads at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants; and (v) the effect of the composition of baskets on the overall liquidity of each Fund’s portfolio.
In compliance with the Liquidity Rule and in accordance with the Program, funds able to qualify as “In-Kind ETFs” are not required to: (i) classify each portfolio investment into one of four categories or (ii) establish a highly liquid investment minimum. The Liquidity Rule defines an In-Kind ETF as an ETF that meets redemptions through in-kind transfers of securities, positions, and assets other than a de minimis amount of cash and publishes its portfolio holdings daily. Each of the Funds, with the exceptions of IQ 50 Percent Hedged FTSE International ETF and IQ S&P High Yield Low Volatility Bond ETF qualify as In-Kind ETFs.
IQ 50 Percent Hedged FTSE International ETF and IQ S&P High Yield Low Volatility Bond ETF both classify each Fund portfolio investment into one of four liquidity categories. The classification is based on a determination of the number of days it is reasonably expected to take to convert the investment into cash, or sell or dispose of the investment, in current market conditions without significantly changing the market value of the investment. Classification determinations are made by taking into account each Fund’s reasonably anticipated trade size, various market, trading and investment-specific considerations, as well as market depth, and, in certain cases, third-party vendor data. The Administrator has delegated liquidity classification determinations for IQ S&P High Yield Low Volatility Bond ETF to the Fund’s sub-adviser, subject to appropriate oversight by the Administrator.
The Liquidity Rule requires funds that do not primarily hold assets that are highly liquid investments and do not qualify as In-Kind ETFs to adopt a minimum amount of net assets that must be invested in highly liquid investments that are assets (“HLIM”). In addition, the Liquidity Rule limits a fund’s investments in illiquid investments. Specifically, the Liquidity Rule prohibits acquisition of illiquid investments if doing so would result in a fund holding more than 15% of its net assets in illiquid investments that are assets. The Program includes provisions reasonably designed to determine, periodically review and comply with the HLIM requirement, as applicable, and to comply with the 15% limit on illiquid investments.
There were no material changes to the Program during the Reporting Period. The Report provided to the Board stated that the Committee concluded that based on the operation of the functions, as described in the Report, the Program is operating as intended and is effective in implementing the requirements of the Liquidity Rule.

Supplemental Information (unaudited)

April 30, 2021
Federal Tax Status of Dividends Declared During the Tax Year
IQ U.S. Real Estate Small Cap ETF designates 92.21% as qualified business income.
Qualified Dividend Income — Certain dividends paid by the fund may be subject to a maximum tax rate of 20%, as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The percentage of ordinary income distributions for the fiscal year ended April 30, 2021 taxed at a maximum rate of 20% is as follows:
IQ Hedge Multi-Strategy Tracker ETF .	15.58%
IQ Hedge Macro Tracker ETF.	15.04%
IQ Hedge Market Neutral Tracker ETF.	8.40%
IQ Hedge Long/Short Tracker ETF .	37.28%
IQ Hedge Event-Driven Tracker ETF .	4.01%
IQ Real Return ETF .	2.96%
IQ S&P High Yield Low Volatility Bond ETF .	0.00%
IQ Merger Arbitrage ETF .	23.82%
IQ Global Resources ETF .	100.00%
IQ U.S. Real Estate Small Cap ETF.	0.15%
IQ 500 International ETF .	81.31%
IQ 50 Percent Hedged FTSE International ETF .	73.87%
IQ Healthy Hearts ETF .	100.00%
IQ Candriam ESG International Equity ETF.	75.65%
IQ Candriam ESG U.S. Equity ETF ..	100.00%
IQ Chaikin U.S. Small Cap ETF .	100.00%
IQ Chaikin U.S. Large Cap ETF .	100.00%

Supplemental Information (unaudited) (continued)

April 30, 2021
Dividends Received Deduction — For corporate shareholders, the percentage of ordinary income distributions for the year ended April 30, 2021 that qualifies for the dividends received deduction is as follows:
IQ Hedge Multi-Strategy Tracker ETF .	2.08%
IQ Hedge Macro Tracker ETF.	0.71%
IQ Hedge Market Neutral Tracker ETF.	0.23%
IQ Hedge Long/Short Tracker ETF .	3.66%
IQ Hedge Event-Driven Tracker ETF .	3.63%
IQ Real Return ETF .	2.86%
IQ S&P High Yield Low Volatility Bond ETF .	0.00%
IQ Merger Arbitrage ETF .	39.38%
IQ Global Resources ETF .	42.70%
IQ U.S. Real Estate Small Cap ETF.	0.00%
IQ 500 International ETF .	0.00%
IQ 50 Percent Hedged FTSE International ETF .	0.00%
IQ Healthy Hearts ETF .	32.04%
IQ Candriam ESG International Equity ETF.	0.00%
IQ Candriam ESG U.S. Equity ETF ..	94.25%
IQ Chaikin U.S. Small Cap ETF .	100.00%
IQ Chaikin U.S. Large Cap ETF .	99.89%

Supplemental Information (unaudited) (continued)

April 30, 2021
Foreign Taxes Paid — The following Funds elect under the Internal Revenue Code Section 853 to pass through foreign taxes paid to its shareholders. The total amount of foreign taxes passed through to shareholders on a per share basis for the year ended April 30, 2021, are as follows:
	Foreign Taxes	Foreign Income
Fund	Per Share	Per Share
IQ Hedge Multi-Strategy Tracker ETF .	—	—
IQ Hedge Macro Tracker ETF.	—	—
IQ Hedge Market Neutral Tracker ETF.	—	—
IQ Hedge Long/Short Tracker ETF .	—	—
IQ Hedge Event-Driven Tracker ETF .	—	—
IQ Real Return ETF .	—	—
IQ S&P High Yield Low Volatility Bond ETF .	—	—
IQ Merger Arbitrage ETF .	—	—
IQ Global Resources ETF .	0.0545	0.8015
IQ U.S. Real Estate Small Cap ETF.	—	—
IQ 500 International ETF .	0.0709	1.0676
IQ 50 Percent Hedged FTSE International ETF .	0.0414	0.6233
IQ Healthy Hearts ETF .	—	—
IQ Candriam ESG International Equity ETF.	0.0431	0.5331
IQ Candriam ESG U.S. Equity ETF ..	—	—
IQ Chaikin U.S. Small Cap ETF .	—	—
IQ Chaikin U.S. Large Cap ETF .	—	—
In January 2022, you will be advised on IRS Form 1099 DIV as to the Federal tax status of the distributions received by you in calendar year 2021.

Board Review of Investment Advisory Agreements (unaudited)

April 30, 2021
Approval Relating to the IQ Healthy Hearts ETF (the “New Fund”)
The Board (the members of which are referred to as “Trustees”) met by videoconference on December 10, 2020, pursuant to an order issued by the U.S. Securities and Exchange Commission’s Division of Investment Management temporarily exempting fund boards from the in-person approval requirements of certain provisions of the Investment Company Act of 1940, as amended (“1940 Act”), in light of the impact of COVID-19. The Board met to consider the approval of an amendment to the Investment Advisory Agreement between the Trust and IndexIQ Advisors LLC (the “Advisor”) to add the New Fund (the “Advisory Agreement Amendment”).
In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Advisor relevant to the Board’s consideration of whether to approve the Advisory Agreement Amendment, as supplemented by the information submitted in connection with the Board’s review of contractual arrangements, at the March 31, 2020 meeting, to the extent relevant. In connection with considering approval of the Advisory Agreement Amendment, the Trustees who are not “interested persons” of the Trust, as that term is defined in the 1940 Act (the “Independent Trustees”), met in executive session with counsel to the Trust and counsel to the Independent Trustees, who provided assistance and advice. The consideration of the Advisory Agreement Amendment was conducted by both the full Board and the Independent Trustees, who also voted separately.
During their review and consideration, the Board and the Independent Trustees focused on and analyzed the factors they deemed relevant, including: (1) the nature, quality, and extent of the services that the Advisor will provide to the New Fund, and the fees that the Advisor will charge to the New Fund; (2) information concerning the business and operations, compliance program and portfolio management team of the Advisor; (3) information describing the New Fund’s anticipated operating expenses; (4) data comparing the proposed fee rate for advisory services to be charged to the New Fund and the expected expense ratio to fees paid by and expense ratios of other mutual funds or exchange-traded funds (“ETFs”) with similar investment objectives and policies as those of the New Fund; (5) the extent to which economies of scale would be realized as the New Fund grows; (6) any “fall-out” benefits to be derived by the Advisor from its relationship with the Trust; and (7) potential conflicts of interest. The Board considered that the New Fund was a passively managed ETF designed to track an index created by an affiliate of the Advisor.
In reviewing such factors, the Board relied on certain information, including (1) copies of the Investment Advisory Agreement and Advisory Agreement Amendment; (2) information about the proposed expense limitation and fee waiver arrangement; (3) information describing the Advisor and the services to be provided thereby; (4) information regarding the compliance program and portfolio management team of the Advisor; (5) a copy of the Form ADV of the Advisor; (6) memoranda and guidance from legal counsel to the Independent Trustees on the fiduciary responsibilities of trustees, including Independent Trustees, in considering advisory and distribution agreements under the 1940 Act; (7) materials provided by the Advisor in response to 15(c) requests for information from legal counsel to the Independent Trustees for this meeting and the March 31, 2020 contract renewal meeting, to the extent relevant to the approval of the Advisory Agreement Amendment; (8) a presentation, via videoconference, by personnel of the Advisor. In addition, the Board was provided data comparing the advisory fees and estimated operating expenses (including acquired fund fees and expenses, as applicable) of the New Fund with expenses and performance of other registered investment companies with similar investment objectives and policies; and (9) information about the Advisor’s relationship with American Heart Association, Inc. (“AHA”), including the license for the New Fund to use AHA’s name and certain trademarks and the payments made by the Advisor or its affiliates to AHA . The Trustees also considered their personal experiences as Trustees and participants in the ETF and mutual fund industry, as applicable, including their experiences with the Advisor in respect of series of the Trust and IndexIQ Active ETF Trust.
In particular, the Trustees including the Independent Trustees, considered and discussed the following with respect to the New Fund:
1.
The nature, extent, and quality of the facilities and services to be provided by the Advisor. The Independent Trustees reviewed the services that the Advisor would provide to the New Fund. In

Board Review of Investment Advisory Agreements (unaudited)  (continued)

April 30, 2021
connection with the investment advisory services to be provided to the New Fund, the Independent Trustees noted the responsibilities that the Advisor would have as the New Fund’s investment adviser, including overall supervisory responsibility for the general management and investment of the New Fund’s securities portfolio, ultimate responsibility, subject to oversight by the Board, for daily monitoring and quarterly reporting to the Board, and the implementation of Board directives as they relate to the New Fund.
The Independent Trustees reviewed and considered the Advisor’s performance in managing the existing Funds of the Trust. The Independent Trustees reviewed the Advisor’s experience, resources, and strengths in managing other ETFs. Based on their consideration and review of the foregoing information, the Independent Trustees determined that the New Fund would likely benefit from the nature, quality, and extent of these services, as well as the Advisor’s ability to render such services based on its experience, operations, and resources.
2.
Comparison of services to be provided and fees to be charged by the Advisor and other investment advisers to similar clients, and the cost of the services to be provided and profits to be realized by the Advisor from the relationship with the New Fund. The Independent Trustees then compared both the services to be rendered and the proposed fees to be paid pursuant to the Advisory Agreement Amendment to the Advisor and to contracts of other investment advisers with respect to similar mutual funds and ETFs, as well as the operational Funds. In particular, the Independent Trustees compared the New Fund’s proposed advisory fee and projected expense ratio for its first year of operations to other ETFs in the New Fund’s peer group.

After comparing the New Fund’s proposed fee with those of other funds in the New Fund’s peer group, and in light of the nature, quality, and extent of services proposed to be provided by the Advisor, the Independent Trustees concluded that the fee proposed to be paid to the Advisor with respect to the New Fund was fair and reasonable.
3.
The Advisor’s profitability and the extent to which economies of scale would be realized as the New Fund grows and whether fee levels would reflect such economies of scale. The Independent Trustees next considered potential economies of scale and the anticipated costs and projected profitability of the Advisor in connection with its serving as investment adviser to the New Fund, including operational costs. Due to the fact that the New Fund had no assets at the time, the Independent Trustees made no determination with respect to economies of scale or the impact of the New Fund on the Advisor’s profitability.

4.
Investment performance of the Advisor. Because the New Fund has not commenced operations, the Independent Trustees could not consider the investment performance of the New Fund, but did take into account the experience of the Advisor and the investment strategy developed for the New Fund by the Advisor.

The Board agreed that it had been furnished with sufficient information, both at the meeting and in its ongoing oversight of the existing Funds, to make an informed business decision with respect to the Advisory Agreement Amendment for the New Fund. Based on the foregoing and such other matters as were deemed relevant, and while no single factor was determinative in the decision, the Independent Trustees concluded that the terms of the Advisory Agreement with the Advisor were reasonable and fair to the New Fund and to recommend to the Board the approval of the Advisory Agreement Amendment. As a result, all of the Board members, including the Independent Trustees, determined that the approval of the Advisory Agreement Amendment was in the best interests of the New Fund and its shareholders. The Board and the Independent Trustees, voting separately, approved the Advisory Agreement Amendment for a two-year period.

Board Review of Investment Advisory Agreements (unaudited)  (continued)

April 30, 2021
Approval Relating To Annual Continuation of the Advisory Agreement and Sub-Advisory Agreement
The Board (the members of which are referred to as “Trustees”) met by videoconference on March 31, 2021, pursuant to an order issued by the U.S. Securities and Exchange Commission’s Division of Investment Management temporarily exempting fund boards from the in-person approval requirements of certain provisions of the 1940 Act, in light of the impact of COVID-19. The Board met to consider the approval of the continuation, for an additional year, of the Advisory Agreement with respect to the series of the Trust for which the agreement applies (the “Funds”). The Board noted that the Advisory Agreement was between the Trust and IndexIQ Advisors LLC (the “Advisor”). In addition, the Board considered the continuation of the Sub-Advisory Agreement between the Advisor and MacKay Shields LLC (“MacKay” or the “Sub-Advisor”), with respect to the IQ S&P High Yield Low Volatility Bond ETF (“HYLV”).
In accordance with Section 15(c) of the 1940 Act, the Board requested, reviewed and considered materials furnished by the Advisor relevant to the Board’s consideration of whether to approve the continuation of the Advisory Agreement with respect to the Funds, and from MacKay and the Advisor relevant to the Board’s consideration of whether to approve the continuation of the Sub-Advisory Agreement as it relates to HYLV. In connection with considering approval of the continuation of the Advisory Agreement and Sub-Advisory Agreement, the Independent Trustees, met in executive session with counsel to the Trust and counsel to the Independent Trustees, who provided assistance and advice. The consideration of the continuation of the Advisory Agreement and Sub-Advisory Agreement was conducted by both the full Board and the Independent Trustees, who also voted separately.
During their review and consideration, the Board and the Independent Trustees focused on and analyzed the factors they deemed relevant, including: (1) the nature, extent and quality of the services provided by the Advisor to the Funds and by MacKay with respect to HYLV, and the fees charged by the Advisor and MacKay; (2) information concerning the business and operations, compliance program and portfolio management team of the Advisor and MacKay; (3) the expense levels of each Fund; (4) the investment performance of the Funds; (5) the costs of the services provided and profits realized by the Advisor and its affiliates from the relationship with the Trust, including expense limitation agreements and fee waiver agreements between the Advisor and certain Funds; (6) the extent to which economies of scale would be realized as each Fund grows; (7) any “fall-out” benefits derived or to be derived by the Advisor or MacKay from their relationships with the Trust; and (8) potential conflicts of interest. The Board considered that the Funds were passively managed ETFs and that several of the Funds were designed to track indexes created by an affiliate of the Advisor.
In reviewing such factors, the Board relied on certain information, including (1) a copy of the Advisory Agreement; (2) a copy of the Sub-Advisory Agreement; (3) information about applicable expense limitation and fee waiver agreements; (4) information describing the Advisor and MacKay and the services provided thereby; (5) information regarding the respective compliance program and portfolio management teams of the Advisor and MacKay; (6) copies of the Form ADV for each of the Advisor and MacKay; (7) memoranda and guidance from legal counsel to the Independent Trustees on the fiduciary responsibilities of trustees, including Independent Trustees, in considering advisory and distribution agreements under the 1940 Act; (8) materials provided by each of the Advisor and MacKay in response to a 15(c) request for information from legal counsel to the Independent Trustees; and (9) a presentation, via videoconference, by personnel of the Advisor. In addition, the Board was provided data comparing the advisory fees and operating expenses (including acquired fund fees and expenses, as applicable) of the Funds with expenses and performance of other registered investment companies with similar investment objectives and policies. The Trustees also considered their personal experiences as Trustees and participants in the ETF and mutual fund industry, as applicable, including their experiences with the Advisor in respect of series of the Trust and IndexIQ Active ETF Trust.
In particular, the Trustees including the Independent Trustees, considered and discussed the following with respect to the Funds:
1.
The nature, extent and quality of the facilities and services provided by the Advisor and MacKay. The Board reviewed the services that the Advisor and MacKay provide to the respective Funds, noting that they had continually reviewed and overseen such services throughout the past year. The Board noted

Board Review of Investment Advisory Agreements (unaudited)  (continued)

April 30, 2021
the responsibilities that the Advisor and MacKay have as the investment advisor and sub-advisor to the respective Funds, including overall supervisory responsibility for the general management and investment of each Fund’s securities portfolio, monitoring fund compliance with regulatory requirements and Fund objectives and policies, daily monitoring of the portfolio, overseeing Fund service providers, obtaining licenses for use of indexes tracked by the Funds, providing officers for the Funds, ongoing reporting to the Board, and the implementation of Board directives as they relate to the Funds. For Funds that were not yet operational, the Board considered the services rendered in respect of the existing Funds in assessing services expected to be provided to the non-operational Funds.
The Board reviewed the Advisor’s and MacKay’s experience, resources, and strengths in managing mutual funds and ETFs, including the Advisor’s management of the Funds and the funds of the IndexIQ Active ETF Trust. The Board also considered the experience of MacKay’s team in managing strategies and asset classes similar to HYLV, and their tenure in managing the portfolio of HYLV. The Board also noted and discussed with the Advisor the resources and additional support and personnel from its affiliate New York Life Investment Management LLC (“NYLIM”), which resources enhance and support the work of the Advisor’s officers and staff. The Board also considered the tenure and experience of the personnel at the Advisor providing management and administrative services to the Funds. The Board also considered the Advisor’s marketing and distribution strategy, including the various services engaged by the Advisor in seeking to market and grow assets in the Funds.
Based on their consideration and review of the foregoing information, the Board concluded that each Fund was likely to continue to benefit from the nature, quality, and extent of these services, as well as the Advisor’s and MacKay’s ability to render such services based on its personnel, experience, operations, and resources.
2.
Comparison of services provided and fees charged by the Advisor and MacKay and other investment advisers to similar clients, and the cost of the services provided and profits realized by the Advisor and MacKay from their relationships with the respective Funds. The Board then compared both the services rendered and the fees paid with respect to the Funds pursuant to the Advisory Agreement and Sub-Advisory Agreement to contracts of other registered investment advisers providing services to similar ETFs. The Board also considered that the Advisor is responsible for payment of the sub-advisory fee to MacKay pursuant to the Sub-Advisory Agreement, and that HYLV shareholders do not directly pay the sub-advisory fee.

In particular, the Board compared each Fund’s advisory fee and expense ratio (including acquired fund fees and expenses, as applicable) to other investment companies considered to be in each such Fund’s peer group. The Advisor presented information on how peer groups were selected for the Funds, which generally are differentiated from broad Morningstar categorization based on distinguishing characteristics of many Funds’ core strategies, several of which are unique indexes designed by an affiliate of the Advisor. The Advisor explained that peer groups were selected using an objective methodology by a NYLIM team.
The Board noted that certain Funds had peer groups of limited size and, in certain cases, with substantial differences in portfolio management and operational costs. The Board was presented with information describing the Funds’ performance and fees, with information relative to peer groups. The Board considered unique characteristics of certain Funds relative to peer groups, particularly where such Funds had fee or total expense ratios that diverged from the median levels of the applicable peer group. The Board also discussed price pressure in the general ETF marketplace and the impact of market pressures on the price levels for relatively unique investment strategies such as those implemented by several of the Funds.
Additionally, the Trustees considered that the Advisor had put in place expense limitation or fee waiver agreements whereby the Advisor reimburses expenses and/or waives fees to limit the impact above set thresholds of certain expenses on shareholders of certain Funds. The Board noted that such expense

Board Review of Investment Advisory Agreements (unaudited)  (continued)

April 30, 2021
limitation and fee waiver agreements were reflected, where applicable, in the peer group analysis provided by the Advisor.
The Board also considered that certain Funds invest in the IQ Ultra Short Duration ETF and other third-party funds and based on information provided by the Advisor, determined that fees that would be paid to the Advisor that are attributable to the investments made by such Funds would not be duplicative.
After comparing each Fund’s fees with those of other investment companies in the Fund’s peer group, and in light of the nature, quality, and extent of services provided by the Advisor and MacKay and the costs incurred by the Advisor and MacKay in rendering those services, the Board concluded that the level of fees paid (or proposed to be paid) to the Advisor with respect to each Fund and MacKay with respect to HYLV is fair and reasonable.
3.
The Advisor’s and MacKay’s profitability and the extent to which economies of scale would be realized as the Funds grow and whether fee levels would reflect such economies of scale. The Board discussed with the Advisor the costs and profitability of the Advisor in connection with its serving as investment advisor to each Fund, including operational costs. The Board also discussed additional resources available to the Advisor as part of a larger organization, including the investment of financial and human resources into the Advisor and additional support to market and distribute the Funds.

The Board considered information regarding the strategy of the Advisor to grow assets in the Funds during the calendar year, including the marketing and distribution details that were provided in the Board materials. The Board reviewed the net asset levels of the Funds and the impact of both high and low asset levels on such Funds. The Advisor presented to the Board information on the operating profits on a year over year basis.
The Board also considered the impact of future asset growth on the services required and fees paid to MacKay, noting again that such fees were paid by the Advisor out of its management fees. The Board considered whether the continued operation of certain Funds that had not attracted significant assets under management would be profitable to the Advisor under the unitary fee arrangement of the Advisory Agreement and determined to continue to review the asset levels of the Funds in relation to the Advisor’s profitability. The Board also noted the existence of Expense Limitation Agreements and Fee Waiver Agreements applicable to certain of the Funds, and their respective impacts on costs to shareholders and profitability of the Advisor.
The Board noted that certain Funds had not yet commenced operations, and therefore no direct historical profitability data was available for consideration for such Funds.
The Board concluded that the fees paid to the Advisor and MacKay, respectively, were reasonable when considering the relative asset levels and profitability of the Funds to the Advisor.
4.
Investment performance of the Funds. The Board considered the investment performance of the existing Funds, including tracking error. In particular, the Board considered the investment performance of the Funds relative to their stated objectives and the success of the Advisor and MacKay in reaching such objectives. The Board considered each Fund’s investment performance compared to the underlying index that each Fund seeks to track and includes in its prospectus and shareholder reports. The Board also considered each Fund’s investment performance compared to the respective Fund’s peer group. The Board considered that certain Funds had not yet commenced operations, and therefore had no performance or operational history to consider.

The Board concluded that the investment performance of the Funds, particularly in the context of tracking error as against each Fund’s underlying index and in succeeding in satisfying their stated investment objective, supported the approval of the Advisory Agreement and Sub-Advisory Agreement.

Board Review of Investment Advisory Agreements (unaudited)  (continued)

April 30, 2021
The Board agreed that it had been furnished with sufficient information, both at the meeting and in its ongoing oversight of the Funds, to make an informed business decision with respect to the Advisory Agreement for the Funds and, with respect to HYLV, the Sub-Advisory Agreement. Based on the foregoing and such other matters as were deemed relevant, and while no single factor was determinative in the decision, the Independent Trustees concluded that the terms of the Advisory Agreement with the Advisor and the Sub-Advisory Agreement between the Advisor and MacKay were reasonable and fair to the Funds and to recommend to the Board the approval of the Advisory Agreement and Sub-Advisory Agreement. As a result, all of the Board members, including the Independent Trustees, determined that the continuation of the Advisory Agreement with the Advisor and continuation of the Sub-Advisory Agreement with MacKay was in the best interests of each applicable Fund and its shareholders. The Board and the Independent Trustees, voting separately, approved the continuation of the Advisory Agreement and Sub-Advisory Agreement for an additional one-year period.

Board of Trustees and Officers (unaudited)

The Board oversees the IndexIQ ETF Trust, IndexIQ Active ETF Trust, the Advisor and the Subadvisors. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds’ Trustees and Officers and is available without charge, upon request by calling 1-888-474-7725.
Independent Trustees
Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Reena Aggarwal, 1957	Trustee Chair	Since August 2008 Since January 2018	Vice Provost of Faculty (2016 to present), Georgetown University, Robert E. McDonough Professor (2003 to present) and Professor of Finance, McDonough School of Business, Georgetown University (2000 to present); Director, Georgetown Center for Financial Markets and Policy (2010 to present); Co-Chair of Board, Social Innovations and Public Service Fund, Georgetown University (2012 to 2014).	20	FBR & Co. (investment banking) (2011 to 2017); Cohen & Steers (asset management) (2017 to present); Director, Brightwood Capital Advisors, L.P. (private equity investment) (2013 to present); Nuveen Churchill BDC (2019 to present).
Michael A. Pignataro, 1959	Trustee	Since April 2015	Retired; formerly, Director, Credit Suisse Asset Management (2001 to 2012); and Chief Financial Officer, Credit Suisse Funds (1996 to 2013).	20	The New Ireland Fund, Inc. (closed-end fund) (2015 to present).
Paul D. Schaeffer, 1951	Trustee	Since April 2015	President, ASP (dba Aspiring Solution Partners) (financial services consulting) (2013 to present); Executive Advisor, Aquiline Capital Partners LLC (private equity investment) (2014 to present).	20	Management Board Member, RIA in a Box LLC (financial services consulting) (2018 to present); Context Capital Funds (mutual fund trust) (2 Portfolios) (2014 to 2018); Management Board Member, Altegris Investments, LLC (registered broker-dealer) (2016 to 2018); Management Board Member, AssetMark Inc. (financial services consulting) (2016 to 2017); PopTech! (conference operator) (2012 to 2016); Board Member, Pathways Core Training (non-profit) (2019 to present).

Board of Trustees and Officers (unaudited)  (continued)

Interested Trustee
Name and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(3)	Other Directorships Held by Trustee During Past 5 Years
Kirk C. Lehneis, 1974(4)	Trustee, President and Principal	Since January 2018	Chief Operating Officer and Senior Managing Director, New York Life Investment Management LLC (since 2016); Chairman of the Board, NYLIM Service Company LLC (since September 2017); President, MainStay MacKay DefinedTerm Municipal Opportunities Fund, MainStay Funds, MainStay Funds Trust, and MainStay VP Funds Trust (since 2017).	20	None.
Other Officers
Names and Year of Birth(1)	Position(s) Held with Trust	Term of Office and Length of Time Served(2)	Principal Occupation(s) During Past 5 Years
Jonathan Zimmerman, 1982	Executive Vice President	Since April 2018	Chief Operating Officer, IndexIQ Advisors (2018 to present); Managing Director, New York Life Investments LLC (2018 to present); Director, New York Life Investment Management LLC (2015 to 2018); Vice President, Morgan Stanley (2007 to 2015).
Adefolahan Oyefeso, 1974	Treasurer, Principal Financial Officer and Principal Accounting Officer	Since April 2018	Vice President of Operations & Finance, IndexIQ Advisors (2015 to present); Director of the Fund Administration Client Service Department at The Bank of New York Mellon (2007 to 2015).
Matthew V. Curtin, 1982	Secretary and Chief Legal Officer	Since June 2015	Secretary and Chief Legal Officer, IndexIQ Advisors, IndexIQ Trust, IndexIQ ETF Trust and IndexIQ Active ETF Trust (June 2015 to January 2017); Associate General Counsel, New York Life Insurance Company (since February 2015); Associate, Dechert LLP (2007 to 2015).
Kevin M. Bopp, 1969	Chief Compliance Officer	Since June 2021	Chief Compliance Officer, IndexIQ ETF Trust and IndexIQ Active ETF Trust (since 2021); Head of Investments Compliance, New York Life Investments (since 2019); Chief Compliance Officer, IndexIQ Advisors (since 2017); Chief Compliance Officer, IndexIQ ETF Trust and IndexIQ Active ETF Trust (2017 to 2019) Vice President and Chief Compliance Officer, The MainStay Funds, MainStay Funds Trust, MainStay MacKay DefinedTerm Municipal Opportunities Fund and MainStay VP Funds Trust (2014 to 2019).

(1)
The address of each Trustee or officer is c/o IndexIQ Advisors, 51 Madison Avenue, New York, New York 10010.

(2)
Trustees and Officers serve until their successors are duly elected and qualified.

(3)
The Fund is part of a “fund complex” as defined in the 1940 Act. The fund complex includes all open-end funds (including all of their portfolios) advised by the Advisor and any funds that have an investment advisor that is an affiliated person the Advisor.

(4)
Mr. Lehneis is an “interested person” of the Trust (as that term is defined in the 1940 Act) because of his affiliations with the Advisor.

IndexIQ ETF Trust
Annual Report | April 30, 2021
IQ Hedge Multi-Strategy Tracker ETF (QAI)
IQ Hedge Macro Tracker ETF (MCRO)
IQ Hedge Market Neutral Tracker ETF (QMN)
IQ Hedge Long/Short Tracker ETF (QLS)
IQ Hedge Event-Driven Tracker ETF (QED)
IQ Real Return ETF (CPI)
IQ S&P High Yield Low Volatility Bond ETF (HYLV)
IQ Merger Arbitrage ETF (MNA)
IQ Global Resources ETF (GRES)
IQ U.S. Real Estate Small Cap ETF (ROOF)
IQ 500 International ETF (IQIN)
IQ 50 Percent Hedged FTSE International ETF (HFXI)
IQ Healthy Hearts ETF (HART)
IQ Candriam ESG International Equity ETF (IQSI)
IQ Candriam ESG U.S. Equity ETF (IQSU)
IQ Chaikin U.S. Small Cap ETF (CSML)
IQ Chaikin U.S. Large Cap ETF (CLRG)
Investment Advisor
IndexIQ Advisors LLC
51 Madison Avenue
New York, NY 10010
Distributor
ALPS Distributors, Inc.
1290 Broadway, Suite 1100
Denver, CO 80203
Custodian/Fund Administrator/Transfer Agent
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286
Legal Counsel
Chapman and Cutler LLP
1717 Rhode Island Avenue
Washington, DC 20036
Independent Registered Public Accounting Firm
PricewaterhouseCoopers LLP
300 Madison Avenue
New York, NY 10017

1740844ME11-06/21

The Report to Shareholders is attached herewith.

(b)	Not applicable

Item 2. Code of Ethics.

(a)	The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)	There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)	The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has two audit committee financial experts serving on its Audit Committee, each an “independent” Trustee, Reena Aggarwal and Michael Pignataro. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the Audit Committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)	The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $358,700 for 2021 and $451,373 for 2020.

Audit-Related Fees

(b)	The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2021 and $0 for 2020.

Tax Fees

(c)	The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2021 and $0 for 2020.

All Other Fees

(d)	The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2021 and $0 for 2020.

(e)(1)	Per Rule 2-01(c)(7)(A), the Audit Committee pre-approves all of the Audit, Audit-Related, Tax and Other Fees of the Registrant.

(e)(2)	With respect to the services described in each of Items 4(b) through (d), no amount was approved by the Audit Committee pursuant to paragraph (c)(7)(A) of Rule 2-01 of Regulation S-X.

(f)	The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was less than fifty percent.

(g)	The aggregate non-audit fees billed by the principal accountant for services rendered to the registrant's investment adviser (not including any subadvisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant were (i) approximately $10,306,000 for the fiscal year ended April 30, 2021, and (ii) $10,322,000 for the fiscal year ended April 30, 2020.

(h)	The registrant’s Audit Committee has determined that the non-audit services rendered by the principal accountant for the fiscal year ended April 30, 2021 to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the registrant’s investment adviser that provides ongoing services to the registrant that were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining the respective independence of the principal accountant during the relevant time period.

Item 5. Audit Committee of Listed Registrants.

(a)	The Fund has a designated Audit Committee in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934 (the “Exchange Act”) and the members of such committee are Reena Aggarwal, Michael Pignataro, and Paul Schaeffer.

(b)	Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1(a) of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of ethics that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	IndexIQ ETF Trust

By (Signature and Title)	/s/ Kirk C. Lehneis
Kirk C. Lehneis
(Principal Executive Officer)

Date	July 2, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Kirk C. Lehneis
Kirk C. Lehneis
(Principal Executive Officer)

Date	July 2, 2021

By (Signature and Title)	/s/ Adefolahan O. Oyefeso
Adefolahan O. Oyefeso
(Principal Financial Officer)

Date	July 2, 2021